UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 1)

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Preliminary Proxy Statement

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Soliciting Material under §240.14a-12

CONSTELLATION ALPHA CAPITAL CORP.

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PRELIMINARY COPY
CONSTELLATION ALPHA CAPITAL CORP.
Emerald View, Suite 400
2054 Vista Parkway
West Palm Beach, FL 33411
Dear Constellation Alpha Capital Corp. Shareholders:
You are cordially invited to attend the special meeting in lieu of the 2018 annual meeting of shareholders of Constellation Alpha Capital Corp., which we refer to as “we,” “us,” “our,” “CNAC” or the “Company,” on            , 2018, at 10:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, NY 10166.
At the special meeting of shareholders, our shareholders will be asked to consider and vote upon a proposal (the “Business Combination Proposal”) to approve a share purchase agreement dated as of August 2, 2018, as it may be amended (the “Purchase Agreement”), providing for the acquisition by Constellation Health Holdings Pte. Ltd., a wholly owned subsidiary company of CNAC incorporated in Singapore (“Holdco”), of all of the issued and outstanding shares of capital stock (the “Shares”) of Medall Healthcare Private Limited (“Medall,” and such acquisition, the “Transaction”) from the holders of such Shares (collectively, the “Sellers”). Pursuant to the Purchase Agreement, at the closing of the Transaction (the “Closing”), Holdco will pay to Sellers approximately $166 million (the “Cash Consideration”), subject to adjustments, as applicable, for approximately 93% of the Shares. On June 30, 2019, Holdco will purchase the remaining Shares for approximately $13 million, subject to adjustments, as applicable, for the remaining Shares.
In addition to being asked to approve the Business Combination Proposal, our shareholders will also be asked to consider and vote upon (a) a proposal to re-elect two of our directors to serve on our board of directors, which we refer to as the “Director Election Proposal,” and (b) a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for vote, which we refer to as the “Adjournment Proposal.”
Each of these proposals is more fully described in the accompanying proxy statement.
Our ordinary shares, units, rights and warrants are currently listed on The NASDAQ Capital Market under the symbols “CNAC,” “CNACU,” “CNACR” and “CNACW,” respectively. We intend to apply to continue the listing of our ordinary shares and warrants on The NASDAQ Stock Market under the symbols “COHC” and “COHCW”, respectively, following the Closing. At the Closing, each unit will separate into its components consisting of one ordinary share, one right to receive one-tenth of an ordinary share and one warrant to purchase one-half of one ordinary share. After the Closing, the holders of our rights will receive the ordinary shares underlying such rights.
Pursuant to our memorandum and articles of association, we are providing our public shareholders (“public shareholders”) of the ordinary shares issued as part of the units sold in our initial public offering (“public shares”) with the opportunity to redeem their ordinary shares for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Transaction, including interest earned on the funds held in the trust account and not previously released to us to pay taxes, upon the consummation of the Transaction. For illustrative purposes, based on funds in the trust account of approximately $147 million on June 30, 2018, the estimated per share redemption price would have been approximately $10.22. Public shareholders may elect to redeem their shares even if they vote for the Business Combination Proposal. A public shareholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its shares with respect to more than an aggregate of 20% of the public shares. Holders of our rights and warrants do not have redemption rights with respect to such rights and warrants in connection with the Transaction. Currently, our sponsor, Centripetal, LLC (our “Sponsor”), owns approximately 97% of our ordinary shares issued prior to our initial public offering (“Founder Shares”), which account for approximately 21% of our issued and outstanding ordinary shares. Our Sponsor has agreed to (i) waive its redemption rights in connection with the completion of our Transaction with respect to its Founder Shares and any public shares acquired by it and (ii) vote its Founder Shares and any public shares acquired by it in favor of the Business Combination Proposal. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.
We are providing this proxy statement and accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this proxy statement (and any documents incorporated into this proxy statement by reference) carefully. Please pay particular attention to the section entitled “Risk Factors.”

Our board of directors has unanimously approved and adopted the Purchase Agreement and unanimously recommends that our shareholders vote FOR all of the proposals presented to our shareholders. When you consider the board of directors’ recommendation of these proposals, you should keep in mind that certain of our directors and our officers have interests in the Transaction that may conflict with your interests as a shareholder. See the section entitled “Proposal No. 1 — Approval of the Transaction — Certain Benefits of CNAC’s Directors and Officers and Others in the Transaction.”
Approval of each of the Business Combination Proposal, Director Election Proposal and Adjournment Proposal requires the affirmative vote of the holders of a majority of our ordinary shares represented in person or by proxy and voted thereon at the special meeting.
We have no specified maximum redemption threshold under our memorandum and articles of association. Each redemption of public shares by our public shareholders will decrease the amount in our trust account and may cause us to obtain additional debt financing to consummate the Transaction. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001.
Your vote is very important. If you are a holder of record, you must submit the enclosed proxy card. Please vote as soon as possible to ensure that your vote is counted, regardless of whether you expect to attend the special meeting in person. Please complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided.
If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the special meeting.
If you sign and return your proxy card without indicating how you wish to vote, your proxy will be voted in favor of each of the proposals presented at the special meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the special meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, if a quorum is present, will have no effect on the proposals. If you are a shareholder of record and you attend the special meeting and wish to vote in person, you may withdraw your proxy and vote in person.
On behalf of our board of directors, I thank you for your support and look forward to the successful completion of the Transaction.
Sincerely,
           , 2018
Rajiv Shukla
Chairman of the Board
This proxy statement is dated            , 2018 and is first being mailed to shareholders of the Company on or about            , 2018.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

CONSTELLATION ALPHA CAPITAL CORP.
Emerald View, Suite 400
2054 Vista Parkway
West Palm Beach, FL 33411
NOTICE OF SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING
OF SHAREHOLDERS OF CONSTELLATION ALPHA CAPITAL CORP.
To Be Held On            , 2018
To the Shareholders of Constellation Alpha Capital Corp.:
NOTICE IS HEREBY GIVEN that a special meeting in lieu of the 2018 annual meeting of shareholders (the “special meeting”) of Constellation Alpha Capital Corp., a British Virgin Islands corporation (“CNAC” or the “Company”), will be held on             , 2018, at 10:00 a.m., Eastern time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, NY 10166. You are cordially invited to attend the special meeting for the following purposes:
(1)
The Business Combination Proposal: to consider and vote upon a proposal to approve and adopt the Share Purchase Agreement, dated as of August 2, 2018, as it may be amended (the “Purchase Agreement”), by and among the Company, Constellation Health Holdings Pte. Ltd., a wholly owned subsidiary company of CNAC incorporated in Singapore (“Holdco”), Medall Healthcare Private Limited (“Medall”) and the holders of all of the shares of capital stock of Medall (collectively, the “Sellers”), and the transactions (collectively, the “Transaction”) contemplated thereby (the “Business Combination Proposal”);

(2)
The Director Election Proposal: to consider and vote upon a proposal to re-elect two directors to continue serving on CNAC’s board of directors (the “Director Election Proposal”); and

(3)
The Adjournment Proposal: to consider and vote upon a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for vote (the “Adjournment Proposal”).

Only holders of record of our ordinary shares at the close of business on            , 2018 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our shareholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the special meeting.
Pursuant to our memorandum and articles of association, we are providing our public shareholders (“public shareholders”) with the opportunity to redeem their ordinary shares issued as part of the units sold in our initial public offering (“public shares”) for cash equal to their pro rata share of the aggregate amount on deposit in the trust account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Transaction, including interest earned on the funds held in the trust account and not previously released to us to pay taxes, upon the consummation of the Transaction. For illustrative purposes, based on funds in the trust account of approximately $147 million on June 30, 2018, the estimated per share redemption price would have been approximately $10.22. Shareholders may elect to redeem their public shares even if they vote for the Business Combination Proposal. A shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming his, her or its public shares with respect to more than an aggregate of 20% of the public shares. Holders of our outstanding rights and warrants do not have redemption rights with respect to such rights or warrants in connection with the Transaction. Currently, Centripetal, LLC (our “Sponsor”) owns approximately 97% of our ordinary shares issued prior to our initial public offering (“Founder Shares”), which account for approximately 21% of our issued and outstanding ordinary shares. Our Sponsor has agreed to (i) waive its redemption rights in connection with the completion of our Transaction with respect to its Founder Shares and any public shares acquired by it and (ii) vote its Founder Shares and any public shares acquired by it in favor of the Business Combination Proposal. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price.
The Transaction will be consummated only if a majority of the outstanding ordinary shares of the Company that are voted at the special meeting are voted in favor of the Business Combination Proposal. We have no specified maximum redemption threshold under our memorandum and articles of association. Each redemption of public shares by our shareholders will decrease the amount in our trust account and increase the amount of debt financing we will need to obtain to consummate the Transaction. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001.
Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposed Transaction and each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, at (800) 622-5200 (toll free) or (203) 658-9400.
By Order of the Board of Directors,
           , 2018
Rajiv Shukla
Chief Executive Officer

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ii

Conventions Which Apply to this Proxy Statement
In this proxy statement, unless otherwise specified or the context otherwise requires:
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“$,” “US$” and “U.S. dollar” each refer to the United States dollar; and

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“Rs.” “INR” and “rupee” each refer to the Indian rupee, the official currency of the Republic of India.

Important Information About IFRS and Non-IFRS Financial Measures
Medall’s audited financial statements are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board and referred to in this proxy statement as “IFRS.” Medall refers in various places within this proxy statement to PBITDA and adjusted EBITDA, which are non-IFRS measures that are calculated as earnings before interest, tax and depreciation and amortization and more fully explained in “Proposal No. 1 — Approval of the Transaction — Medall (Consolidated) Statement of U.S. GAAP Reconciliation with IFRS.” The presentation of this non-IFRS information is not meant to be considered in isolation or as a substitute for Medall’s consolidated financial results prepared in accordance with IFRS.
Frequently Used Terms
Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” the “Company” and “CNAC” refer to Constellation Alpha Capital Corp., the term “Medall” refers to Medall Healthcare Private Limited and the terms “combined company” and “Constellation Healthcare” refer to CNAC and Medall together following the consummation of the Transaction.
In this proxy statement:
“Adjournment Proposal” means a proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for vote at such special meeting.
“broker non-vote” means the failure of a CNAC shareholder, who holds his, her or its shares in “street name” through a broker or other nominee, to give voting instructions to such broker or other nominee.
“Business Combination Proposal” means the proposal to approve and adopt the Purchase Agreement and the Transaction.
“Cash Consideration” means the approximately $166,000,000, subject to adjustments, as applicable, to be paid by Holdco to the Sellers in accordance with the terms of the Purchase Agreement.
“Closing” means the closing of the sale by the Sellers of approximately 93% of the Shares to CNAC for the Cash Consideration.
“CNAC” means Constellation Alpha Capital Corp.
“CNAC’s existing shareholders” means the holders of ordinary shares immediately prior to the Closing.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company” means Constellation Alpha Capital Corp.
“combined company” or “Constellation Healthcare” means CNAC and Medall together, following the consummation of the Transaction.
“Company” means Constellation Alpha Capital Corp.
“Cowen Investments” means Cowen Investments, LLC.
“Director Election Proposal” means the proposal to re-elect two of CNAC’s directors to continue serving on the board of directors of CNAC or the combined company, as applicable.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Founder Shares” means the 3,593,750 ordinary shares issued prior to CNAC’s initial public offering.
“Holdco” means Constellation Health Holdings Pte. Ltd.
“initial shareholders” means our sponsor and Cowen Investments.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.
“Medall” means Medall Healthcare Private Limited.
“NASDAQ” means The NASDAQ Stock Market.
“ordinary shares” means the ordinary shares, of no par value, of CNAC.
“PCAOB” means the Public Company Accounting Oversight Board.
“private shares” means the ordinary shares underlying the private units.
“private units” means the 561,250 private placement units sold by CNAC to our sponsor and Cowen Investments at a price of  $10.00 per unit, in a private placement that occurred simultaneously with the completion of CNAC’s initial public offering.
“private warrants” means the warrants underlying the private units.
“Promoter” means Chintalapati Holdings Private Limited, Palmyrah Capital PTE Limited, Avini Private Limited and Raju Venkatraman.
“Prospectus” means the prospectus associated with CNAC’s initial public offering.
“public shares” means the ordinary shares issued as part of the units in CNAC’s initial public offering.
“public warrants” means the warrants issued as part of the units in CNAC’s initial public offering, each of which is exercisable to purchase one-half of one ordinary share at an exercise price of  $11.50 per whole share, in accordance with its terms.
“Purchase Agreement” means the share purchase agreement, dated as of August 2, 2018, by and among CNAC, Holdco, Medall and Sellers, as it may be amended from time to time.
“rights” means the rights issued as a part of the units and private units, each of which entitles the holder thereof to receive one-tenth of one ordinary share upon completion of a business combination, in accordance with its terms.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Seller 1” means Peepul Capital Fund II LLC.
“Sellers” means the holders of all of the Shares, including the Promoter and Seller 1.
“Shares” means the shares of capital stock of Medall.
“special meeting” means the special meeting in lieu of the 2018 annual meeting of shareholders of CNAC.
“sponsor” means Centripetal, LLC.
“Transaction” means the transactions contemplated by the Purchase Agreement.
“Trust Account” means the trust account with Continental Stock Transfer & Trust Company acting as trustee which holds the proceeds of CNAC’s initial public offering and sale of the private units.
“Trust Agreement” means the Investment Management Trust Agreement, dated June 19, 2017, by and between CNAC and Continental Stock Transfer & Trust Company.

“units” means the 14,375,000 units issued in connection with CNAC’s initial public offering, each of which consisted of one ordinary share, one right and one warrant.
“warrants” means the warrants underlying the units and private units, each of which is exercisable to purchase one-half of one ordinary share at an exercise price of  $11.50 per whole ordinary share, in accordance with its terms, and includes the public warrants.

Summary Term Sheet
This Summary Term Sheet, together with the sections entitled “Questions and Answers About the Proposals for Shareholders” and “Summary of the Proxy Statement,” summarize certain information contained in this proxy statement, but do not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the special meeting.
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CNAC is a blank check company incorporated on July 31, 2015 in the British Virgin Islands and formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more business or entities. There currently are 18,530,000 ordinary shares of CNAC issued and outstanding, consisting of 14,375,000 ordinary shares originally sold as part of the units in our initial public offering and 3,593,750 Founder Shares that were issued to our sponsor prior to our initial public offering (a total of 136,250 Founder Shares of which were subsequently transferred to Cowen Investments) and 561,250 ordinary shares originally sold to our sponsor and Cowen Investments as part of the private units in a private sale simultaneously with our initial public offering. There currently are 14,936,250 rights to receive ordinary shares issued and outstanding, consisting of 14,375,000 rights to receive ordinary shares originally sold as part of the units in our initial public offering and 561,250 rights to receive ordinary shares that were sold as part of the private units. Each right entitles the holder to receive one-tenth of one ordinary share upon the closing of our initial business combination. There currently are 14,936,250 warrants to purchase ordinary shares issued and outstanding, consisting of 14,375,000 warrants to purchase ordinary shares originally sold as part of the units in our initial public offering and 561,250 warrants to purchase ordinary shares that were sold as part of the private units. Each warrant entitles the holder thereof to purchase one-half of one ordinary share of at a price of  $11.50 per share. The warrants will become exercisable 30 days after the completion of CNAC’s initial business combination, and expire at 5:00 p.m., New York City time, five years after the completion of CNAC’s initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, we may redeem the outstanding warrants (except as described herein with respect to the private warrants) in whole and not in part at a price of  $0.01 per warrant, if the last sale price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period. The private warrants, however, are non-redeemable so long as they are held by our sponsor or its permitted transferees. For more information about CNAC and its securities, see the sections entitled “Information About CNAC,” “CNAC Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Description of Securities” and “Risk Factors” beginning on pages 117, 128, 171 and 35, respectively.

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Medall is a provider of healthcare diagnostic and related healthcare tests and services in India. Medall is the largest diagnostic company in South India, in terms of revenue. It is among India’s leading integrated radiology and pathology companies. Through its integrated network, Medall offers patients and healthcare providers a broad range of healthcare diagnostic tests and services for use in patient diagnosis and the prevention, monitoring and treatment of disease and other health conditions. Medall’s customers include individual patients, hospitals, corporate customers, state governments and other healthcare providers. In its 2018 fiscal year, Medall conducted approximately 25 million pathology and radiology tests for more than nine million patients. For more information about Medall, see the sections entitled “Information About Medall’s Business,” “Medall Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Management After the Transaction” beginning on pages 145, 157 and 169, respectively.

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Pursuant to the Purchase Agreement, Holdco, a wholly-owned subsidiary of CNAC, will acquire all of the Shares from the Sellers, so that Medall becomes an indirect wholly-owned subsidiary of CNAC. For more information about the transactions contemplated by the Purchase Agreement, see the section entitled “Proposal No. 1 — Approval of the Transaction” beginning on page 91. A copy of the Purchase Agreement is attached to this proxy statement as Annex A.

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Pursuant to the Purchase Agreement, at the Closing, Holdco will pay to the Sellers an aggregate of approximately $166 million, subject to adjustments, as applicable, for 93% of the Shares. The remaining Shares will be purchased by Holdco on June 30, 2019 for approximately $13 million, subject to adjustments, as applicable. For more information about the closings and the consideration to be paid by CNAC in the Transaction, see “Proposal No. 1 — Approval of the Transaction — The Purchase Agreement” and “Unaudited Pro Forma Condensed Combined Financial Information” beginning on pages 91 and 72, respectively.

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In connection with the shareholder vote to approve the proposed Transaction, our sponsor, directors, officers or advisers or their respective affiliates may privately negotiate transactions to purchase ordinary shares from shareholders who would have otherwise elected to have their ordinary shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our sponsor, directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such shareholder, although still the record holder of our ordinary shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their ordinary shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account.

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It is anticipated that, upon completion of the Transaction, our sponsor, directors and officers and their affiliates, will own approximately 19.6% of the outstanding ordinary shares of the combined company, Constellation Healthcare. This percentage is calculated based on a number of assumptions and is subject to adjustment based on actual events. This percentage assumes that: (a) all of CNAC’s issued and outstanding rights are converted into ordinary shares upon consummation of the Transaction; (b) no additional ordinary shares are issued in connection with the Transaction and (c) none of the public shareholders exercise their redemption rights. If the actual facts are different than these assumptions, the percentage ownership retained by our sponsor, directors and officers and their affiliates will be different. These percentages also do not take into account 14,936,250 warrants to purchase ordinary shares that will remain outstanding immediately following the Transaction.

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Our management and board of directors considered various factors in determining whether to approve the Purchase Agreement and the transactions contemplated thereby, including that the value of the Transaction is equal to at least 80% of the balance in the Trust Account (excluding deferred underwriting discounts and commissions of approximately $5.0 million payable to the underwriters of our initial public offering). For more information about our decision-making process, see the section entitled “Proposal No. 1 — Approval of the Transaction — CNAC’s Board of Directors’ Reasons for the Approval of the Transaction” beginning on page 98.

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Pursuant to our memorandum and articles of association, in connection with the Transaction, holders of our public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our memorandum and articles of association. As of June 30, 2018, this would have amounted to approximately $10.22 per share. If a holder exercises its redemption rights, then such holder will be exchanging its ordinary shares for cash and will no longer own ordinary shares. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent at least two business days prior to the special meeting of shareholders. See the section entitled “Special Meeting in Lieu of 2018 Annual Meeting of CNAC Shareholders — Redemption Rights” beginning on page 88 for the procedures to be followed if you wish to redeem your public shares for cash.

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In addition to voting on the proposal to approve and adopt the Transaction at the special meeting, the shareholders of CNAC will be asked to vote on a proposal to re-elect two directors to the board of CNAC and a proposal to adjourn the special meeting, if necessary, to permit further solicitation of proxies in the event that there are insufficient votes for approval of one or more of the proposals presented at the special meeting. See the sections entitled “Proposal No. 2 —  Election of Directors to the Board,” beginning on page 115, “Proposal No. 3 — The Adjournment Proposal” beginning on page 116, and “Special Meeting in Lieu of 2018 Annual Meeting of CNAC Shareholders” beginning on page 86.

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Upon the Closing, our board of directors will continue to consist of four directors, two of whom will be voted upon for re-election by our shareholders at the special meeting. See the sections entitled “Proposal No. 2 — Election of Directors to the Board” and “Management After the Transaction” on pages 115 and 169, respectively.

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The Closing is subject to a number of conditions set forth in the Purchase Agreement including, among others, receipt of the requisite shareholder approval contemplated by this proxy statement and entering into binding financing arrangements to fund the Cash Consideration due at Closing and the approximately $13 million that Holdco will pay for the remaining Shares on June 30, 2019. For more information about the closing conditions to the Transaction, see the section entitled “Proposal No. 1 — Approval of the Transaction — The Purchase Agreement” beginning on page 91.

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The Purchase Agreement may be terminated at any time prior to the consummation of the Transaction in specified circumstances. For more information about the termination rights under the Purchase Agreement, see the section entitled “Proposal No. 1 — Approval of the Transaction — The Purchase Agreement” beginning on page 91.

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The proposed Business Combination involves numerous risks. For more information about these risks, see the section entitled “Risk Factors” beginning on page 35.

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In considering the recommendation of CNAC’s board of directors to vote for the proposals presented at the special meeting of shareholders, you should be aware that our executive officers and members of our board of directors have interests in the Transaction that are different from, or in addition to, the interests of our shareholders generally. The members of our board of directors were aware of these differing interests and considered them, among other matters, in evaluating and negotiating the Purchase Agreement and in recommending to our shareholders that they vote in favor of the proposals presented at the special meeting. These interests include, among other things:

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the beneficial ownership of our sponsor and directors of an aggregate of 3,882,500 ordinary shares, which shares would become worthless if CNAC does not complete a business combination within the applicable time period, as the initial shareholders have waived any right to redemption with respect to these ordinary shares. Such shares have an aggregate market value of approximately $[•] based on the closing price of the ordinary shares of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

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the beneficial ownership of our sponsor and directors of warrants to purchase 212,500 ordinary shares, which warrants would expire and become worthless if CNAC does not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $[•] based on the closing price of CNAC’s warrants of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

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the beneficial ownership of our sponsor and directors of rights to receive 42,500 ordinary shares, which rights will become worthless if CNAC does not complete a business combination within the applicable time period. Such rights have an aggregate market value of approximately $[•] based on the closing price of CNAC’s rights of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

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the continuation of our directors and certain of our officers as directors and officers of the combined company; and

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the continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after consummation of a business combination.

Questions and Answers About the Proposals for Shareholders
The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of shareholders, including with respect to the proposed Transaction. The following questions and answers may not include all the information that is important to our shareholders. We urge shareholders to carefully read this entire proxy statement, including the annexes and the other documents referred to herein.
Q:
Why am I receiving this proxy statement?

A:
We have entered into the Purchase Agreement pursuant to which we will acquire from the Sellers all of the issued and outstanding shares of capital stock of Medall, with Medall becoming an indirect wholly-owned subsidiary of CNAC. This agreement, as it may be amended, is referred to as the Purchase Agreement, and the transactions contemplated by this agreement are referred to as the Transaction. A copy of the Purchase Agreement is attached to this proxy statement as Annex A.

Pursuant to the Purchase Agreement, at the Closing, CNAC’s wholly-owned subsidiary, Holdco, will pay to the Sellers the Cash Consideration, subject to adjustments, if applicable, and the Sellers will sell to Holdco 93% of the Shares. On June 30, 2019, Holdco will purchase the remaining Shares for approximately $13 million, subject to adjustments, as applicable.
Our shareholders are being asked to consider and vote upon a proposal to approve and adopt the Transaction, including the Purchase Agreement and the transactions contemplated thereby, among other proposals.
Our ordinary shares, units, rights and warrants are currently listed on The NASDAQ Capital Market, or NASDAQ, under the symbols “CNAC,” “CNACR,” “CNACU” and “CNACW,” respectively. We intend to apply to continue the listing of our ordinary shares and warrants on NASDAQ under the symbol “COHC” and “COHCW”, respectively, upon the Closing. At the Closing, each unit will separate into its components consisting of one ordinary share, one right to receive one-tenth of one share and one warrant (each whole warrant entitling the holder thereof to purchase one-half of one ordinary share). After the Closing, the holders of our rights will receive the ordinary shares underlying such rights.
This proxy statement and its annexes contain important information about the proposed Transaction and the other matters to be acted upon at the special meeting. You should read this proxy statement and its annexes carefully and in their entirety.
Your vote is important. You are encouraged to submit your proxy as soon as possible after carefully reviewing this proxy statement and its annexes.
Q:
What is being voted on at the special meeting?

A:
Below are proposals on which our shareholders are being asked to vote.

Proposals for the Special Meeting of Shareholders
(1)
To approve and adopt the Purchase Agreement and the Transaction (this proposal is referred to herein as the “Business Combination Proposal”);

(2)
To re-elect two directors to our board of directors (this proposal is referred to herein as the “Director Election Proposal”); and

(3)
To approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve one or more proposals presented at the special meeting of shareholders (this proposal is referred to herein as the “Adjournment Proposal”). This proposal will only be presented at the special meeting if there are not sufficient votes to approve one or more of the other proposals presented to shareholders for vote.

Q:
Are the proposals conditioned on one another?

A:
No. Neither the Business Combination Proposal nor the Director Election Proposal is conditioned on any other proposal. The Adjournment Proposal does not require the approval of any other proposal to be effective and will only be presented at the special meeting if there are not sufficient votes to approve one or more of the other proposals.

Q:
Why is CNAC proposing the Business Combination Proposal?

A:
We were organized for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. We are not limited to any particular industry or sector.

We received $145,187,500 of the proceeds from our initial public offering and the private placement of the private units, which were consummated on June 23, 2017. The proceeds of our initial public offering and the private were placed in the Trust Account immediately following the initial public offering and, in accordance with our memorandum and articles of association, will be released upon the consummation of the Transaction. See the question entitled “What happens to the funds held in the Trust Account upon consummation of the Transaction?”
There currently are 18,530,000 ordinary shares issued and outstanding, consisting of 14,375,000 ordinary shares originally sold as part of the units in our initial public offering and 3,593,750 Founder Shares that were issued to our sponsor prior to our initial public offering (a total of 136,250 Founder Shares of which were subsequently transferred to Cowen Investments) and 561,250 ordinary shares originally sold to our sponsor and Cowen Investments as part of the private units in a private sale simultaneously with our initial public offering. There currently are 14,936,250 rights to receive ordinary shares issued and outstanding, consisting of 14,375,000 rights to receive ordinary shares originally sold as part of the units in our initial public offering and 561,250 rights to receive ordinary shares that were sold as part of the private units. Each right entitles the holder to receive one-tenth of one ordinary share upon the closing of our initial business combination. There currently are 14,936,250 warrants to purchase ordinary shares issued and outstanding, consisting of 14,375,000 warrants to purchase ordinary shares originally sold as part of the units in our initial public offering and 561,250 warrants to purchase ordinary shares that were sold as part of the private units. Each warrant entitles the holder thereof to purchase one-half of one ordinary share of at a price of  $11.50 per share. The warrants will become exercisable 30 days after the completion of CNAC’s initial business combination, and expire at 5:00 p.m., New York City time, five years after the completion of CNAC’s initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, we may redeem the outstanding warrants (except as described herein with respect to the private warrants) in whole and not in part at a price of  $0.01 per warrant, if the last sale price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period. The private warrants, however, are non-redeemable so long as they are held by our sponsor or its permitted transferees.
Under our memorandum and articles of association, we must provide all holders of public shares with the opportunity to have their public shares redeemed upon the consummation of our initial business combination either in conjunction with a tender offer or in conjunction with a shareholder vote.
Based on its due diligence investigations of Medall and the industry in which it operates, including the financial and other information provided by Medall in the course of their negotiations in connection with the Purchase Agreement, our board of directors believes that (i) there is a substantial mismatch between healthcare demand and infrastructure available to service customers in India; and (ii) based upon CNAC’s analyses and due diligence, Medall, as one of India’s leading integrated pathology and radiology companies, has unrecognized value and other positive characteristics, such as competitive advantages in its industry, multiple pathways to growth and desirable returns on capital. As a result, CNAC believes that a business combination with Medall has significant potential to create meaningful shareholder value following the consummation of the Transaction. See the section entitled “The Business Combination Proposal — CNAC’s Board of Directors’ Reasons for Approval of the Transaction.”

Q:
Who is Medall?

A:
Medall is a provider of healthcare diagnostic and related healthcare tests and services in India. Medall is the largest diagnostic company in South India, in terms of revenue. It is among India’s leading integrated radiology and pathology companies. Through its integrated network, Medall offers patients and healthcare providers a broad range of healthcare diagnostic tests and services for use in patient diagnosis and the prevention, monitoring and treatment of disease and other health conditions. Medall’s customers include individual patients, hospitals, corporate customers, state governments and other healthcare providers. In its 2018 fiscal year, Medall conducted approximately 25 million pathology and radiology tests for more than nine million patients.

Q:
What will happen in the Transaction?

A:
At the Closing, our wholly-owned subsidiary, Holdco, will acquire 93% of the Shares. On June 30, 2019, Holdco will acquire the remaining Shares, resulting in Medall becoming an indirect wholly-owned subsidiary of CNAC. Promptly after the Closing, the name of the Company will be changed to Constellation Healthcare Corp.

Q:
What equity stake will our sponsor, directors, officers and advisors and their affiliates hold in the combined company after the Closing?

A:
It is anticipated that, upon completion of the Transaction, our sponsor, directors and officers and their affiliates, will own approximately 19.6% of the outstanding ordinary shares of the combined company, Constellation Healthcare. This percentage is calculated based on a number of assumptions and is subject to adjustment based on actual events. This percentage assumes that: (a) all of CNAC’s issued and outstanding rights are converted into ordinary shares upon consummation of the Transaction; (b) no additional ordinary shares are sold in connection with the Transaction; (c) none of the public shareholders exercise their redemption rights; and (d) none of the warrants are exercised to purchase ordinary shares. If the actual facts are different than these assumptions, the percentage ownership retained by our sponsor, directors and officers and their affiliates will be different. These percentages also do not take into account 14,936,250 warrants to purchase ordinary shares that will remain outstanding immediately following the Transaction.

Q:
Who will be the directors and officers of the Company if the Transaction is consummated?

A:
Mr. Rajiv Shukla, our Chairman and Chief Executive Officer, will continue to serve in these capacities with the combined company. We expect that Medall’s current Chief Executive Officer, Mr. Raju Venkatraman, will serve as the Chief Operating Officer and Mr. K.R. Ravi Shankar will serve as the Chief Financial Officer of the combined company.

In addition, after the Closing, if each of the director nominees are elected, the directors of the combined company will be Rajiv Shukla, Dr. John Alexander, Alan Rosling and Kewal Handa, each of whom currently are directors of CNAC. See the sections entitled “Proposal No. 2 — Election of Directors to the Board” and “Management After the Transaction” for additional information.
Q:
Will CNAC obtain new debt financing in connection with the Transaction?

A:
We expect that a portion of the Cash Consideration will be funded from debt financing of up to INR 350 million (approximately $51.1 million) to be provided to CNAC. The Closing is conditioned upon, among other things, CNAC entering into binding financing arrangements to fund the Cash Consideration due at Closing and the approximately $13 million that Holdco will pay for the remaining Shares on June 30, 2019. There can be no assurance that we will be able to obtain debt financing on favorable terms or at all.

Q:
Is the Transaction the first step in a “going-private” transaction?

A:
The Company does not intend for the Transaction to be the first step in a “going-private” transaction. One of the primary purposes of the Transaction is to provide a platform for Medall to access the U.S. public markets.

Q:
What conditions must be satisfied to complete the Business Combination?

A:
There are a number of closing conditions in the Purchase Agreement, including that our shareholders have approved and adopted the Purchase Agreement. For a summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “Proposal No. 1 —  Approval of the Transaction — The Purchase Agreement.”

Q:
Why is CNAC proposing the Director Election Proposal?

A:
CNAC’s board of directors is currently divided into two classes, Classes I and II, with each class having a term of two years. The Class I directors have a term expiring at the Company’s first annual meeting of shareholders and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death and Class II directors have a term expiring at the Company’s second annual meeting of shareholders and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death.

Because the special meeting is in lieu of the CNAC’s 2018 annual meeting (being CNAC’s first annual meeting), the terms of the current Class I directors, Dr. John Alexander and Mr. Kewal Handa, will expire at the special meeting. However, our board of directors has nominated Dr. Alexander and Mr. Handa, each a current director, for re-appointment as Class I directors, to hold office until the third annual meeting of shareholders following this special meeting, or until his successor is elected and qualified. See the sections entitled “Proposal No. 2 — Election of Directors to the Board of Directors” and “Management After the Transaction” for additional information.
Q:
What happens if I sell my ordinary shares of before the special meeting?

A:
The record date for the special meeting will be earlier than the date that the Transaction is expected to be completed. If you transfer your ordinary shares after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting.

Q:
What vote is required to approve the proposals presented at the special meeting?

A:
The approval of each of the Business Combination Proposal, Director Election Proposal and Adjournment Proposal require the affirmative vote of holders of a majority of the ordinary shares that are voted thereon at the special meeting. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or the failure of a shareholder who holds his or her shares in “street name” through a broker or other nominee to give voting instructions to such broker or other nominee (a “broker non-vote”) will have no effect on the outcome of any vote on the Business Combination Proposal, Director Election Proposal and Adjournment Proposal.

Q:
May CNAC or the sponsor, CNAC’s directors, officers, advisors or their affiliates purchase shares in connection with the Transaction?

A:
In connection with the shareholder vote to approve the proposed Transaction, our sponsor, directors, officers or advisers or their respective affiliates may privately negotiate transactions to purchase ordinary shares from shareholders who would have otherwise elected to have their ordinary shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our sponsor, directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such shareholder, although still the record holder of our ordinary shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their ordinary shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account. The purpose of these purchases would be to increase the number of ordinary shares voted in favor of the proposals to be voted on by the shareholders and to decrease the amount of debt financing needed by CNAC to pay the Cash Consideration in the Transaction.

Q:
Will CNAC issue additional equity secruities in connection with the Transaction?

A:
CNAC may enter into equity financings in connection with the proposed Transaction with its affiliates or any third parties if CNAC determines that the issuance of additional equity is necessary or desirable in connection with the consummation of the Transaction. The purposes of any such financings may include increasing the likelihood that CNAC will have funds sufficient to pay the Cash Consideration should public shareholders elect to redeem their public shares in connection with the consummation of the Transaction. Any equity issuances could result in dilution of the relative ownership interest of the non-redeeming public shareholders. As the amount of any such equity issuances is not currently known, if any, CNAC cannot provide specific information as to percentage ownership that may result therefrom. If CNAC enters into a binding commitment in respect of any such additional equity financing, CNAC will file a Current Report on Form 8-K with the SEC to disclose details of any such equity financing.

Q:
How many votes do I have at the special meeting?

A:
Our shareholders are entitled to one vote at the special meeting for each ordinary share held of record as of the record date. As of the close of business on the record date, there were 18,530,000 outstanding ordinary shares.

Q:
What constitutes a quorum at the special meeting?

A:
Holders of a majority in voting power of the Company’s ordinary shares issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, a majority of our shareholders, present in person or represented by proxy, will have power to adjourn the special meeting.

As of the record date for the special meeting, 9,265,001 ordinary shares would be required to achieve a quorum.
Q:
How will CNAC’s sponsor vote?

A:
In connection with our initial public offering, we entered into an agreement with our sponsor, pursuant to which it agreed to vote its Founder Shares and any other shares acquired during and after the initial public offering in favor of the Business Combination Proposal. Neither our sponsor nor our directors or officers have purchased any shares during or after our initial public offering and neither we nor our sponsor, directors or officers have entered into agreements, and are not currently in negotiations, to purchase ordinary shares. Currently, our sponsor owns approximately 21% of our issued and outstanding ordinary shares.

Q:
What interests do CNAC’s current directors and officers have in the Transaction?

A:
Our directors and executive officers may have interests in the Business Combination that are different from, in addition to or in conflict with, yours. These interests include:

•
the beneficial ownership of our sponsor and directors of an aggregate of 3,882,500 ordinary shares, which shares would become worthless if CNAC does not complete a business combination within the applicable time period, as the initial shareholders have waived any right to redemption with respect to these ordinary shares. Such shares have an aggregate market value of approximately $[•] based on the closing price of the ordinary shares of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the beneficial ownership of our sponsor and directors of warrants to purchase 212,500 ordinary shares, which warrants would expire and become worthless if CNAC does not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $[•] based on the closing price of CNAC’s warrants of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the beneficial ownership of our sponsor and directors of rights to receive 42,500 ordinary shares, which rights will become worthless if CNAC does not complete a business combination within the applicable time period. Such rights have an aggregate market value of approximately $[•] based on the closing price of CNAC’s rights of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the continuation of our directors and certain of our officers as directors and officers of the combined company; and

•
the continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after consummation of a business combination.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the Transaction.
Q:
Did CNAC’s board of directors obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Transaction?

A:
CNAC’s board of directors did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Transaction. CNAC’s board of directors believe that based upon the financial skills and background of its directors, it was qualified to conclude that the Transaction was fair from a financial perspective to its shareholders. The board of directors also determined, without seeking a valuation from a financial advisor, that Medall’s fair market value was at least 80% of CNAC’s net assets (excluding deferred underwriting discounts and commissions). Accordingly, investors will be relying on the judgment of CNAC’s board of directors as described above in valuing the Medall business, and assuming the risk that the board of directors may not have properly valued such business.

Q:
What happens if the Business Combination Proposal is not approved?

A:
If the Business Combination Proposal is not approved and we do not consummate a business combination by March 23, 2019, we will be required to dissolve and liquidate our Trust Account.

Q:
Do I have redemption rights?

A:
If you are a holder of public shares, you may redeem your public shares for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our initial public offering as of two business days prior to the consummation of the Transaction, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, upon the consummation of the Transaction. The per-share amount we will distribute to holders who properly redeem their public shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters of our initial public offering if the Transaction is consummated. Holders of our outstanding rights and warrants do not have redemption rights with respect to such rights or warrants in connection with the Transaction. All of the holders of Founder Shares, including the sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and our initial shareholders have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of the Transaction. The Founder Shares will be excluded from the pro rata calculation used to determine the per-share redemption price. For illustrative purposes, based on funds in the Trust Account of approximately $147.0 million on June 30, 2018, the estimated per share redemption price would have been approximately $10.22. Additionally, public shares properly tendered for redemption will only be redeemed if the Transaction is consummated; otherwise, holders of such public shares will only be entitled to a pro rata portion of the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $50,000 of interest to pay dissolution expenses) in connection with the liquidation of the Trust Account.

Q.
Is there a limit on the number of shares I may redeem?

A:
A public shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act) will be restricted from seeking redemption rights with respect to 20% or more of the public shares without our prior written consent. Accordingly, all public shares in excess of 20% owned by a holder will not be redeemed. On the other hand, a public shareholder who holds less than 20% of the public shares may redeem all of its public shares for cash.

Q:
Will how I vote affect my ability to exercise redemption rights?

A:
No. You may exercise your redemption rights whether you vote your ordinary shares for or against the Business Combination Proposal. As a result, the Business Combination Proposal can be approved by shareholders who will redeem their public shares and no longer remain shareholders, leaving shareholders who choose not to redeem their public shares holding shares in a company with a less liquid trading market, fewer shareholders, less cash and the potential inability to meet the listing standards of NASDAQ.

Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must, prior to 4:30 p.m. Eastern time on [•], 2018 (two business days before the special meeting), (i) submit a written request to our transfer agent that we redeem your public shares for cash, and (ii) deliver your public shares to our transfer agent physically or electronically through the Depository Trust Company (“DTC”). The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below. The Company requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your public shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to our transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and our transfer agent will need to act to facilitate this request. It is our understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because we do not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Transaction. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?”
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
U.S. holders of public shares who exercise their redemption rights to receive cash from the Trust Account in exchange for their public shares generally will be required to treat the transaction as a sale of such shares and recognize gain or loss upon the redemption in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the public shares redeemed. Subject to the passive foreign investment company rules, such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. See the section entitled “Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:
If I am a CNAC rightholder or warrantholder, can I exercise redemption rights with respect to my rights or warrants?

A:
No. There are no redemption rights with respect to our rights or warrants.

Q:
If I am a CNAC rightholder, how do I convert my rights into ordinary shares?

A:
Each holder of our rights will receive one-tenth of one ordinary share after the Closing. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon the Closing. No fractional shares will be issued upon conversion of the rights. For example, if you hold less than 10 rights, you will not receive any ordinary shares after the Closing. Please see the section entitled “Description of Securities — Rights” for more information.

Q:
Do I have appraisal rights if I object to the proposed Transaction?

A:
No. There are no appraisal rights available to holders of our ordinary shares in connection with the Transaction.

Q:
What happens to the funds held in the Trust Account upon consummation of the Transaction?

A:
If the Transaction is consummated, the funds held in the Trust Account will be released to pay (i) CNAC shareholders who properly exercise their redemption rights, (ii) an estimated $10 million of certain fees, costs and expenses (including approximately $5.0 million of deferred underwriting compensation to the underwriters of our initial public offering, regulatory fees, legal fees, accounting fees, printer fees, and other professional fees) that were incurred by the Company or Medall in connection with the Transaction, and (iii) Cash Consideration pursuant to the Purchase Agreement. Any additional funds available for release from the Trust Account will be used for general corporate purposes of the combined company following the Closing.

Q:
What happens if the Transaction is not consummated?

A:
There are certain circumstances under which the Purchase Agreement may be terminated. See the section entitled “Proposal No. 1 — Approval of the Transaction — The Purchase Agreement” for information regarding the parties’ specific termination rights.

If, as a result of the termination of the Purchase Agreement or otherwise, we are unable to complete a business combination by March 23 2019, our memorandum and articles of association provides that we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. See the section entitled “Risk Factors — Our public shareholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, public shareholders may be forced to sell their public shares, rights or warrants, potentially at a loss” and “— If third parties bring claims against CNAC, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by shareholders may be less than $10.10 per share.” Holders of our Founder Shares have waived any right to any liquidation distribution with respect to those shares.
In the event of liquidation, there will be no distribution with respect to CNAC’s outstanding rights or warrants. Accordingly, the rights and warrants will expire worthless.
Q:
When is the Transaction expected to be completed?

A:
It is currently anticipated that the Transaction will be consummated promptly following the special meeting, provided that all other conditions to the consummation of the Transaction have been satisfied or waived.

For a description of the conditions to the completion of the Transaction, see the section entitled “Proposal No. 1 — Approval of the Transaction.”

Q:
What do I need to do now?

A:
You are urged to carefully read and consider the information contained in this proxy statement, including the annexes, and to consider how the Transaction will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of our ordinary shares on [•], 2018, the record date for the special meeting, you may vote with respect to the applicable proposals in person at the special meeting or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:
What will happen if I abstain from voting or fail to vote at the special meeting?

A:
At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have no effect on the Business Combination Proposal, Director Election Proposal or Adjournment Proposal.

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by us without an indication of how the shareholder intends to vote on a proposal will be voted in favor of each proposal presented to the shareholders.

Q:
If I am not going to attend the special meeting in person, should I return my proxy card instead?

A:
Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
No. If your broker holds your shares in its name and you do not give the broker voting instructions, under the applicable stock exchange rules, your broker may not vote your shares on any of the proposals. If you do not give your broker voting instructions and the broker does not vote your shares, this is referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining the presence of a quorum at the special meeting of shareholders, and will be treated as an abstention, in that they will not be counted as either a vote “for” or “against” the Business Combination Proposal. However, in no event will a broker non-vote have the effect of exercising your redemption rights for a pro rata portion of the Trust Account, and therefore no shares as to which a broker non-vote occurs will be redeemed in connection with the proposed Transaction.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to Morrow Sodali LLC, at 470 West Avenue, Stamford, CT 06902 prior to the vote at the special meeting of shareholders, or attend the special meeting and vote in person. You also may revoke your proxy by sending a notice of revocation to Morrow Sodali LLC, provided such revocation is received prior to the vote at the special meeting. If your ordinary shares are held in street name by a broker or other nominee, you must contact the broker or nominee to change your vote.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your ordinary shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
CNAC will pay the cost of soliciting proxies for the special meeting. CNAC has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the special meeting. CNAC has agreed to pay Morrow Sodali LLC a fee of  $22,500. CNAC will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. CNAC also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. CNAC’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Telephone: (800) 662-5200
Banks and brokers: (203) 658-9400
Email: cnac.info@morrowsodali.com
You may also contact us at:
Rajiv Shukla
Emerald View, Suite 400
2054 Vista Parkway
West Palm Beach, FL 33411
Tel: (561) 404 9034
Email: info@constellationalpha.com
To obtain timely delivery, our shareholders must request the materials no later than five business days prior to the special meeting.
You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your public shares, you will need to send a letter demanding redemption and deliver your shares (either physically or electronically) to our transfer agent prior to 4:30 P.M., New York time, on the second business day prior to the special meeting of shareholders. If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

Summary of the Proxy Statement
This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Transaction and the proposals to be considered at the special meeting, you should read this entire proxy statement carefully, including the annexes. See also the section entitled “Where You Can Find More Information” beginning on page 190.
Unless otherwise specified, all share calculations (i) assume no exercise of redemption rights by CNAC’s public shareholders, (ii) assume 1,493,625 ordinary shares underlying CNAC’s rights are issued upon closing of the Transaction, (iii) assume no equity securities of CNAC are sold in connection with the Transaction and (iv) do not include any ordinary shares issuable upon exercise of CNAC’s warrants.
Parties to the Transaction
CNAC
CNAC is a special purpose acquisition company organized for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities.
CNAC is a British Virgin Islands corporation formed in 2015. Its securities are traded on NASDAQ under the ticker symbols “CNAC,” “CNACR,” “CNACW” and “CNACU.” We intend to apply to continue the listing of our ordinary shares and warrants on The NASDAQ Stock Market under the symbols “COHC” and “COHCW”, respectively, following the Closing. At the Closing, each unit will separate into its component consisting of one ordinary share, one right to receive one-tenth of one ordinary share and one warrant (each warrant entitling the holder thereof to purchase one-half of one ordinary share). After the Closing, the holders of our rights will receive the ordinary shares underlying such rights.
The mailing address of CNAC’s principal executive office is Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411.
Holdco
Holdco is a wholly-owned subsidiary of CNAC formed in Singapore for the purpose of completing the Transaction.
Medall
Medall is a provider of healthcare diagnostic and related healthcare tests and services in India. Medall is the largest diagnostic company in South India, in terms of revenue. It is among India’s leading integrated radiology and pathology companies. Through its integrated network, Medall offers patients and healthcare providers a broad range of healthcare diagnostic tests and services for use in patient diagnosis and the prevention, monitoring and treatment of disease and other health conditions. Medall’s customers include individual patients, hospitals, corporate customers, state governments and other healthcare providers. In its 2018 fiscal year, Medall conducted approximately 25 million pathology and radiology tests for more than nine million patients.
Transaction (Page 85)
Pursuant to the terms of the Purchase Agreement, Holdco will acquire from the Sellers, all of the issued and outstanding shares of capital stock of Medall, with Medall becoming an indirect wholly-owned subsidiary of CNAC. Pursuant to the Purchase Agreement, at the Closing, Holdco will pay to the Sellers an aggregate of approximately $166 million (the “Cash Consideration”), subject to adjustments, as applicable, for 93% of the Shares. The remaining Shares will be purchased by Holdco on June 30, 2019 for approximately $13 million, subject to adjustments, as applicable. For more information about the transactions contemplated by the Purchase Agreement, see the section entitled “Proposal No. 1 — Approval of the Transaction” beginning on page 91. A copy of the Purchase Agreement is attached to this proxy statement as Annex A.

Redemption Rights (Page 88)
Pursuant to our memorandum and articles of association, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our memorandum and articles of association. As of June 30, 2018, this would have amounted to approximately $10.22 per share. If a holder exercises its redemption rights, then such holder will be exchanging its ordinary shares for cash and will no longer own ordinary shares. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. See the section entitled “Special Meeting in Lieu of 2018 Annual Meeting of CNAC Shareholders —  Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.
Acquisition Financing (Page 106)
We expect that a portion of the Cash Consideration will be funded from debt financing of up to INR 350 million (approximately $51.1 million) to be provided to CNAC. The Closing is conditioned upon CNAC entering into binding financing arrangements to fund the Cash Consideration due at Closing and the approximately $13 million that Holdco will pay for the remaining Shares on June 30, 2019.
Management of CNAC Following the Business Combination (Page 169)
Mr. Rajiv Shukla, our Chairman and Chief Executive Officer, will continue to serve in these capacities with the combined company. We expect that Medall’s current Chief Executive Officer, Mr. Raju Venkatraman, will serve as the Chief Operating Officer and Mr. K.R. Ravi Shankar will serve as the Chief Financial Officer of the combined company.
In addition, after the Closing, if each of the director nominees are elected at the special meeting, the directors of the combined company will continue to be Mr. Rajiv Shukla, Dr. John Alexander, Mr. Alan Rosling and Mr. Kewal Handa.
Accounting Treatment
The Transaction will be accounted for in accordance with the acquisition method of accounting. Under this method, the excess of the purchase price of the assets acquired over the book value as of the date of acquisition will be allocated first to the identifiable intangible assets, then any remaining excess to goodwill. All other assets and liabilities to be acquired are primarily estimated to be stated at their fair values, which approximates their recorded cost. In addition, a deferred tax liability will be provided on the difference between the value allocated and their tax basis.
Appraisal Rights (Page 106)
Appraisal rights are not available to our shareholders in connection with the Transaction.
Reasons for the Transaction (Page 94)
As described under the section entitled “Proposal No. 1 — Approval of the Transaction —  Background of the Transaction,” our board of directors, in evaluating the Transaction, consulted with CNAC’s management and legal and other advisors in reaching its decision at its meeting on July 30, 2018 to approve and adopt the Share Purchase Agreement and the Transaction contemplated thereby. At this and at prior meetings, our board of directors considered a variety of factors weighing positively and negatively with respect to the Transaction. In light of the number and wide variety of factors considered in connection with its evaluation of the Transaction, our board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. Our board of directors viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of the reasons for CNAC’s board of directors’ approval of the Transaction, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Note Regarding Forward-Looking Statements.”

The factors considered by our board of directors include, but are not limited to, the following:
•
Positive Characteristics of Investment in India.   CNAC’s management and board of directors believe that investment in India is fundamentally attractive. With the election of the Modi government in 2013 and the subsequent reform of India’s economic and investment policies, India became the fastest growing economy in the world with over $1 trillion in gross domestic product (“GDP”) in 2015 according to the World Bank. As of 2017, India’s economy is the world’s sixth largest in terms of GDP, the sum of the value of all goods and services produced at local prices, as reflected in U.S. dollars. Aided by the implementation of several regulatory reforms, including tax reforms, a new bankruptcy code, and amendments to foreign investment regulations, among others, India is expected to remain the fastest growing BRIC (Brazil, Russia, India and China) economy in 2018 as per the International Monetary Fund.

•
Positive Characteristics of Investment in Indian Healthcare.   CNAC’s management and board of directors believe that the Indian healthcare sector provides robust exposure to India’s domestic economic growth without the volatility associated with sectors driven by commodity prices and monetary policy. Driven by rapid urbanization, healthcare spending is expected to grow nearly twice as fast as GDP.

CNAC’s management and board of directors believe that there is a substantial mismatch between healthcare demand and infrastructure available to service customers. Given favorable demand-side tailwinds, CNAC’s management and board of directors believe that there is a significant opportunity to invest in capacity and capability enhancement of Indian healthcare companies.
•
Positive Characteristics of Investment in Indian Diagnostics.   CNAC’s management and board of directors believe that the diagnostics sector provides a particularly attractive opportunity within the overall Indian healthcare sector. The Indian diagnostics sector is expected to grow at a CAGR of nearly 20% between 2012 and 2022, which is approximately 50% faster than the overall Indian healthcare sector and nearly three times the rate of the overall Indian economy. Diagnostics spending per person in India is a fraction of the amount spent in both developed and developing countries, and the diagnostics industry tends to require far lower capital expenditures than other healthcare services business, such as hospitals.

•
Consistent Revenue and Adjusted EBITDA Growth.   From FY13 to FY18, Medall’s revenue grew at a 17% CAGR, adjusted EBITDA grew at a 27% CAGR and adjusted EBIT grew at a 40% CAGR. This growth trend has been sustained organically over the past three years, with Medall having made no acquisitions since 2015.

•
High Margin Business with High Barriers to Entry.   Medall is among India’s leading integrated pathology and radiology companies. Medall grew adjusted EBIDTA margins from 4% in FY10 to 28% in FY18. CNAC’s management and board of directors believe that this increase can be primarily attributed to the benefits of scale. Smaller or stand-alone laboratories on average operate at single digit margins and, as a result, have a limited ability to compete with scale players on price. In addition, CNAC’s management and board of directors believe that a recognizable brand is an asset both for attracting customers and facilitating a consolidation strategy.

•
Opportunities for Accretive Bolt-On and Strategic Acquisitions.   CNAC’s management and board of directors believes that there are opportunities for Medall to grow through potential acquisitions of smaller diagnostics businesses, many of which are family owned and are financially constrained due to the inherent difficulties of running a sub-scale business. The Indian diagnostics industry is highly fragmented with the top two players accounting for only 6% of revenues from standalone, non-hospital based diagnostic centers in India as compared to more than 40% in the U.S. In addition, CNAC’s management and board of directors believe that the founders of several of the larger, family-run diagnostics chains may be interested in pursuing partial or full liquidity events from their existing companies. CNAC’s board of directors believes that Medall’s leading position in the highly fragmented diagnostics industry in India, combined with the liquidity and financial flexibility anticipated to be created by the Transaction, will provide it with significant advantages as a potential acquirer of competing diagnostics businesses and further believes that these acquisitions can be made on a basis that would be accretive to Medall.

•
Differentiated Business Model.   CNAC’s management and board of directors believe that Medall’s differentiated business model serves as a strategic advantage over its competitors. Medall is among India’s leading integrated pathology and radiology businesses, which affords patients with a one-stop option for their diagnostics services. By way of comparison, in FY18, 38% of Medall’s revenue was generated from its radiology business compared to 8% and 5% for Thyrocare Technologies and Dr. Lal Pathlabs, respectively. CNAC’s management and board of directors believe that Medall’s integrated offering better positions Medall to partner with hospitals and corporations. CNAC’s management and board of directors also believe that the radiology business serves as a significant entry barrier relative to lower capital-intensive pathology only businesses. As the incidence of cardiac, neurological, oncological and osteopathic diseases continue to increase in India, CNAC’s management and board of directors believe that the ability to offer a full suite of diagnostic services will become increasingly important to both doctors and patients.

•
Public Private Partnerships.   The government of India has successfully relied on Public Private Partnerships (“PPPs”) to supplement public spending. Successful PPPs have been implemented with respect to India’s airports, highways and across the Indian healthcare industry. Medall is among the leading Indian healthcare providers in terms of its experience with PPPs. Beginning with its first PPP with the state of Andhra Pradesh in 2010, Medall has experience with PPPs with the states of Andhra Pradesh, Telangana, Karnataka and Jharkhand.

•
Industry Leading Apex Laboratory Network.   Medall has a network of 26 Apex labs, as compared to SRL Diagnostics which has four and Dr. Lal PathLabs and Thyrocare each of which have one. CNAC’s management believes that this industry leading apex lab capacity is a material competitive advantage as it avoids bottlenecks and provides for faster turn-around times. Such capacity could potentially accommodate revenue growth without the need for significant additional capital expenditure on apex lab capacity.

•
Experienced Management Team and Metric-Driven Culture.   CNAC’s management believes that Medall’s management team has extensive industry experience and has demonstrated expertise in successfully growing the business to scale in a short period of time (relative to its competitors) via both organic growth and successful integration of acquisitions.

•
Strong Historical Growth and Forecasted Performance.   From FY13 through FY18, Medall experienced annualized growth in excess of 15% CAGR in revenue and in excess of 25% CAGR in adjusted EBITDA. Driven by a mix of organic growth and bolt-on acquisitions, Medall management forecasts 20% growth in revenue and adjusted EBITDA in each of the next two years.

•
Attractive Market Valuation.   CNAC management’s observation that the public trading market valuations of the Comparable Companies reflect enterprise values/adjusted EBITDA and revenue multiples (based on public filings and Wall Street consensus estimates as of July 25, 2018) ranging from:

•
For the U.S. Comparable Companies, 11.4x to 31.3x projected FY2018 adjusted EBITDA (with a median of 17.5x) and ranging from 10.9x to 24.7x projected FY2019 adjusted EBITDA (with a median of 15.7x) and 2.2x to 5.1x projected FY2018 revenue (with a median of 4.2x) and ranging from 2.1x to 4.2x projected FY2019 revenue (with a median of 3.3x).

•
For the Indian Comparable Companies, 16.1x to 24.8x projected FY2019 adjusted EBITDA (with a median of 19.9x) and ranging from 13.5x to 20.8x projected FY2020 adjusted EBITDA (with a median of 15.1x) and 1.7x to 6.9x projected FY2019 revenue (with a median of 2.5x) and ranging from 1.5x to 5.8x projected FY2020 revenue (with a median of 2.1x).

•
For the Emerging Market Comparable Companies, 15.9x to 30.1x projected FY2018 adjusted EBITDA (with a median of 20.3x) and ranging from 12.4x to 26.7x projected FY2019 adjusted EBITDA (with a median of 19.7x) and 2.3x to 9.9x projected FY2018 revenue (with a median of 5.2x) and ranging from 1.8x to 8.7x projected FY2019 revenue (with a median of 4.7x).

•
Post-Closing, the anticipated initial enterprise valuation of CNAC is expected to be approximately US$266 million. Based on Medall forecasts of adjusted EBITDA for the current and forward financial years, the EV/Adjusted EBITDA multiple for CNAC is expected to be at an attractive valuation relative to US, Indian and emerging market peers.

CNAC’s management acknowledges that adjusted EBITDA does not have a standardized meaning and is not a recognized IFRS measure. For more information on how Medall calculates Adjusted EBITDA and for a reconciliation from Medall’s income (loss) for the year to Adjusted EBITDA, see “— Medall (Consolidated) Statement of U.S. GAAP Reconciliation with IFRS” below.
•
Terms of the Transaction.   The financial and other terms and conditions of the Purchase Agreement, as reviewed by CNAC’s board of directors (see “Proposal No. 1 — Approval of the Transaction — The Purchase Agreement” beginning on page 91), and their belief that such terms and conditions are reasonable and were the product of arm’s-length negotiations among CNAC, Medall and Medall’s principal shareholders.

CNAC’s board of directors also considered the following factors:
•
Medall’s reliance on PPPs with state governments as material customers, potential risks associated with renewal of such contracts, and the potential challenges with respect to the timing of payments on accounts receivable of such customers;

•
The tax investigation initiated by the Indian Revenue Service into the practices of several healthcare providers operating in the state of Karnataka, including Medall;

•
The evolving Indian regulatory regime applicable to Medall and its operations;

•
Medall generally does not have employment agreements with key executives and other personnel of Medall and there are no current plans to enter into such arrangements before, or in connection with, the Transaction;

•
CNAC’s need to obtain additional financing to pay the full cash purchase price under the Purchase Agreement and consummate the Transaction, which amount of financing will increase if public shareholders redeem their public shares in connection with the Transaction, and the possibility that such financing may not be available on favorable terms or at all;

•
The risks associated with potential acquisitions, including management’s ability to successfully integrate operations and personnel; and

•
The interests of CNAC’s principal shareholder, directors and certain executive officers in the Transaction (see “Proposal No. 1 — Approval of the Transaction — Certain Benefits of CNAC’s Directors and Officers and Others in the Transaction”).

In connection with analyzing the Transaction, CNAC’s management, based on its experience and judgment, selected the Comparable Companies. The Comparable Companies were broken into three groups. The U.S. Comparable Companies are comprised of Quest Diagnostics, Laboratory Corp of America, NeoGenomics, Bio-Rad Laboratories, Natera and Invitae. The Indian Comparable Companies are comprised of Dr. Lal Pathlabs, Thyrocare Technologies, Apollo Hospitals, Fortis Healthcare, Narayana Hrudayalaya, and HealthCare Global Enterprises. The Emerging Market Comparable Companies are comprised of IHH Healthcare Bhd, Bangkok Dusit Medical Services PCL, Bumrungrad Hospital PCL, Mitra Keluarga Karyasehat Tbk PT, Raffles Medical Group, and Dian Diagnostics Group. CNAC’s management selected the Comparable Companies because they are publicly traded companies with certain operations, results, business mixes or size and scale that, for the purposes of analysis, may be considered similar to certain operations, results, business mixes or size and scale of Medall, although none of the Comparable Companies is identical or directly comparable to Medall.
For purposes of this subsection, references to “FY” refer to the financial year (i) from April 1st through March 31st for the Indian Comparable Companies and (ii) from January 1st through December 31st for the U.S. Comparable Companies.

In connection with its analysis of the Transaction, CNAC’s management reviewed and compared, using publicly available information, certain current, projected and historical financial information for Medall corresponding to current and historical financial information, ratios and public market multiples for the Comparable Companies, as described above.
Our board of directors also considered the Transaction in light of the investment criteria set forth in CNAC’s final prospectus for its initial public offering including, without limitation, that based upon CNAC’s analyses and due diligence, Medall has unrecognized value and other positive characteristics, such as competitive advantages in its industry, multiple pathways to growth and desirable returns on capital, all of which our board of directors believed have a strong potential to create meaningful shareholder value following the consummation of the Transaction.
Neither CNAC nor Medall can guarantee the accuracy of the projections presented above and investors should not place undue reliance upon such projections as they involve numerous and significant subjective determinations and assumptions by the management of Medall, which may not be correct. Accordingly, these projections are not an indication of Medall’s future performance, and it is expected that actual results may vary materially from the projected results shown herein. These projections were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to projected financial information, but Medall’s management believes the projections were prepared on a reasonable basis, reflect the best currently available estimates and judgments, and present, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Medall.
The above discussion of the material factors considered by CNAC’s board of directors is not intended to be exhaustive but does set forth the principal factors considered by CNAC’s board of directors.
Medall (Consolidated) Statement of U.S. GAAP Reconciliation with IFRS
A. Reconciliation of Net Income
	For the year ended March 31
(in INR lakhs, except earnings per share amounts) (unaudited)	2018	2017	2016
IFRS – Earnings from continuing operations	2,779.54	(433.57)	115.42
Differences:
Provision for Inventory (a)	—	—	—
Reversal of amortisation on Intangibles not eligible for recognition (other than software for internal use) (b)	73.29	64.62	64.62
Unrealised gain on Mutual Funds (c)	(1.11)	—	(3.02)
Reversal of impact on fair valuation of rental security deposits (d)	—	—	—
Actuarial loss on post employment defined benefit plans (gratuity) (e)	(31.14)	(66.51)	—
Deferred tax liability on investment in subsidiaries (f)	(66.62)	(28.45)	(9.42)
Initial recognition of Non-controlling interest at fair value (h)	—	—	—
Impact on measurement of post employment defined benefit plans (i)	—	—	—
Impact on provisioning for accounts receivables based on expected credit loss model (k)	154.14	(25.11)	125.72
Tax impact on above	(69.90)	7.79	(65.88)
U.S. GAAP – Earnings from continuing operations	2,838.19	(481.24)	227.44
U.S. GAAP – Net Earnings	2,838.19	(481.24)	227.44
Deemed dividend related to beneficial conversion feature of mandatorily convertible preferred stock (g)	—	—	—
U.S. GAAP – Net earnings applicable to common shares	2,838.19	(481.24)	227.44

	For the year ended March 31
(in INR lakhs, except earnings per share amounts) (unaudited)	2018	2017	2016
Net earnings per common share – basic
Continuing operations	2,838.19	(481.24)	227.44
Weighted average number of shares	6.60	6.60	6.60
	429.75	(72.87)	34.44
Net earnings per common share – diluted
Continuing operations	2,838.19	1,121.30	1,588.95
Weighted average number of shares	161.19	161.19	161.19
	17.61	(72.87)	9.86

The accompanying notes (a) to (k) are integral part of the Reconciliation
B. Reconciliation of Other Comprehensive Income (in INR lakhs) (unaudited)	2018	2017	2016
IFRS – Other Comprehensive Loss	(22.33)	(45.05)	—
Differences:
(a) Unrealised gain on Mutual Funds	1.11	—	3.02
(b) Actuarial gain/loss on post employment defined benefit plans (gratuity)	31.14	66.51	—
(c) Tax impact on above	(8.81)	(21.46)	—
U.S. GAAP – Other Comprehensive Income	1.11	—	3.02

C. Reconciliation of Shareholders’ Equity (in INR lakhs) (unaudited)	2018	2017	2016	2015
IFRS – Total shareholders’ equity	31,360.86	28,612.57	18,625.92	18,615.92
Differences:
Provision for Inventory (a)	—	—	—	—
Derecognition of Intangibles not eligible for capitalisation (other than software for internal use) (b)	(478.98)	(552.27)	(616.89)	(681.50)
Deferred tax liability on investments in subsidiaries (f)	(176.33)	(109.71)	(81.25)	(71.83)
Reversal of goodwill amortised prior to the date of transition to IFRS (j)	116.34	116.34	116.34	116.34
Impact of recognition of beneficial conversion feature on Preferred stock as additional paid- in capital (g)	—	—	—	—
Impact of deemed dividends on preferred stock (g)	—	—	—	—
Impact on measurement of post employment defined benefit plans (i)	—	—	—	—
Impact on provisioning for accounts receivables based on expected credit loss model (k)	254.75	100.61	125.72	—
Tax impact on above	37.34	116.05	129.73	195.60
U.S. GAAP – Total shareholders’ equity	31,113.99	28,283.60	18,299.56	18,174.52

The accompanying notes (a) to (k) are integral part of the Reconciliation

Notes forming part of the Reconciliation:
(a) Provision for Inventory
Under IFRS, inventory is carried at lower of cost or net realisable value. Under U.S. GAAP, prior to adoption of ASU 2015-11 inventory is to be carried at lower of cost or market. Under both IFRS and U.S. GAAP, the Company is following First-in-First-out method to determine the cost. The impact is immaterial since the replacement cost will approximate the carrying cost under IFRS and hence no adjustment is being made in this reconciliation.
(b) Intangibles
Under IFRS, cost relating to development activities may be capitalized if certain conditions are satisfied. Under U.S. GAAP (ASC 730-10-25), cost relating to development activities (other than cost relating to computer software developed for internal use) are expensed as incurred. Consequently, such intangibles (other than software) that were capitalized under IFRS have been decapitalized in this reconciliation.
(c) Mutual Funds
Under IFRS, mutual funds have been classified at fair value through P&L. Under U.S. GAAP, mutual funds are classified as Available-for-sale (AFS) viz. measured at fair value, with changes reported in other comprehensive income (OCI) till such gains are realized.
(d) Rental Security Deposits
Under IFRS, interest free security deposits have been fair valued on initial recognition. Under U.S. GAAP (ASC 835-30), imputation of interest on such assets is not required. The grossing up impact on rental expenses and interest income for fiscal 2018,2017 and 2016 under IFRS is Rs.58.24 lakhs, Rs.42.11 lakhs and Rs.109.38 lakhs, respectively.
(e) Post-Employment Defined Benefit Plans
Under IFRS, actuarial gains and losses are recognised immediately in other comprehensive income. Under U.S. GAAP, actuarial gains and losses are to be recognised immediately in net income unless “corridor approach” is followed. For the purpose of this reconciliation, the Company has chosen not to follow the “corridor approach”.
(f) Investment in Subsidiaries
Under IFRS, deferred tax liability on taxable temporary differences associated with investment in subsidiaries have not been recorded since (1) the Company is able to control the timing of reversal of the temporary difference, and (2) it is probable (i.e. more likely than not) that the temporary difference will not reverse in the foreseeable future. Under U.S. GAAP, recognition of deferred tax liability is required on such differences unless they could be recovered in a tax-free transaction (legal merger etc.) and the Company expects that it ultimately will use that means. Consequently, this adjustment is recorded since the exception under U.S. GAAP is not met and deferred tax liability has been recorded based on the rate of dividend distribution tax.
(g) Preferred Stock – Series F
Under U.S. GAAP, the beneficial conversion feature for Series F Mandatorily Convertible Preferred Stock is considered to be Nil. In respect of Series A to E mandatorily convertible preferred stock classified as equity since inception, beneficial conversion feature has not been evaluated since the earliest conversion date of such instruments fell before April 01, 2015 and therefore there is no impact on the equity or the profits presented in this reconciliation.
(h) Non-Controlling Interest
Under IFRS, non-controlling interest have been measured based on the proportionate share of the fair value of the acquiree’s identifiable net assets, exclusive of goodwill. Under U.S. GAAP, non-controlling interest is measured at fair value, including goodwill. The impact is immaterial since the overall carrying amount of NCI is not material and hence no adjustment is being made in this reconciliation.
(i) Discount Rate – Post-Employment Defined Benefits Plans
Under IFRS, discount rates may be based on market yields from government bonds provided there is a no deep market in that country for high quality corporate bonds. Under U.S. GAAP, use of market yields from government bonds are not allowed and in practise market yields on high quality corporate bonds located outside the country are used when sufficient bonds are not available within a country. The difference between yield rates on corporate bonds and the current discounting rate based on government bonds is not expected to have a material impact and hence no adjustment has been made in this reconciliation.
(j) Goodwill
Under IFRS, the Company took the IND AS101 exemption of not restating past business combinations (prior to 01.04.2015) and continuing with previous GAAP accounting that allowed amortisation of goodwill. Under U.S. GAAP, no such exemption exists.
(k) Expected Credit Loss Model
Under IFRS, the Company has early adopted IFRS 9 and provided for impairment on expected credit loss model. Under U.S. GAAP, impairment is based on incurred loss model.
Quorum and Required Vote for Proposals for the Special Meeting of Shareholders (Page 86)
A quorum of our shareholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if at least 50% of our ordinary shares outstanding and entitled to vote at the special meeting are represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.
The approval of each of the Business Combination Proposal, Director Election Proposal and Adjournment Proposal requires the affirmative vote of the holders of a majority of the ordinary shares that are voted on each such proposal at the special meeting. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of a vote on any of the Business Combination Proposal, Director Election Proposal or Adjournment Proposal.
None of the proposals are conditioned on the approval of any of the other proposals.
Recommendation to CNAC Shareholders
Our board of directors believes that each of the Business Combination Proposal, the Director Election Proposal and the Adjournment Proposal to be presented at the special meeting is in the best interests of the Company and our shareholders and unanimously recommends that our shareholders vote “FOR” each of the proposals.
When you consider the recommendation of our board of directors in favor of approval of these proposals, you should keep in mind that certain of our directors and our officers have interests in the Transaction that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
the beneficial ownership of our sponsor and directors of an aggregate of 3,882,500 ordinary shares, which shares would become worthless if CNAC does not complete a business combination within the applicable time period, as the initial shareholders have waived any right to redemption with respect to these ordinary shares. Such shares have an aggregate market value of approximately $[•] based on the closing price of the ordinary shares of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the beneficial ownership of our sponsor and directors of warrants to purchase 212,500 ordinary shares, which warrants would expire and become worthless if CNAC does not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $[•] based on the closing price of CNAC’s warrants of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;
•
the beneficial ownership of our sponsor and directors of rights to receive 42,500 ordinary shares, which rights will become worthless if CNAC does not complete a business combination within the applicable time period. Such rights have an aggregate market value of approximately $[•] based on the closing price of CNAC’s rights of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the continuation of our directors and certain of our officers as directors and officers of the combined company; and

•
the continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after consummation of a business combination.

As a result, our directors and officers have a financial incentive to see the Transaction consummated rather than lose any value that is attributable to those shares, rights and warrants.
Risk Factors (Page 35)
In evaluating the proposals set forth in this proxy statement, you should carefully read this proxy statement, including the annexes, and especially consider the factors discussed in the section entitled “Risk Factors” beginning on page 35.

Selected Historical Financial Data of CNAC
The following table sets forth selected historical financial information derived from CNAC’s (i) audited financial statements included elsewhere in this proxy statement for the period from July 31, 2015 (inception) to March 31, 2016, the years ended March 31, 2017 and March 31, 2018 and (ii) unaudited financial statements included elsewhere in this proxy statement for the three months ended June 30, 2017 and June 30, 2018. You should read the following selected financial information in conjunction with the section entitled “CNAC Management’s Discussion and Analysis of Financial Condition and Results of Operations” and CNAC’s financial statements and the related notes appearing elsewhere in this proxy statement.
Selected Historical Financial Information — CNAC
(USD in thousands, except share and per share amounts)
Income Statement Data:	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017	Year Ended March 31, 2018	Year Ended March 31, 2017	Period from July 31, 2015 (inception) through March 31, 2016
Loss from operations	(158)	(23)	(306)	—	(3)
Interest income	650	15	1,208	—	—
Unrealized loss on marketable securities	(48)	(24)	(45)	—	—
Net income (loss)	444	(32)	857	—	(3)
Basic and diluted net loss per share	(0.02)	(0.01)	(0.05)	(0.00)	(0.00)
Weighted average shares outstanding – basic and diluted	5,091,071	3,645,704	4,721,185	3,750,000	3,750,000
Balance Sheet Data:	As of June 30, 2018	As of March 31, 2018	As of March 31, 2017	As of March 31, 2016
Working capital (deficiency)	343	501	(148)	(112)
Trust account	146,952	146,350	—	—
Total assets	147,405	146,894	195	150
Total liabilities	5,141	5,073	173	128
Value of ordinary shares subject to possible conversion	137,264	136,820	—	—
Shareholders’ equity	5,000	5,000	22	22

Selected Historical Consolidated Financial Data of Medall
The financial data set forth below should be read in conjunction with, and are qualified by reference to, “Medall Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this proxy statement. Medall’s consolidated financial statements are prepared and presented in accordance with IFRS as issued by the IASB. Medall’s historical results do not necessarily indicate results expected for any future period.
The selected consolidated statement of profit or loss and other comprehensive loss data for fiscal years 2016, 2017 and 2018 and the selected consolidated statement of financial position data as of March 31, 2016, 2017 and 2018 have been derived from Medall’s audited consolidated financial statements included elsewhere in this document. Solely for the sake of illustration, the amounts in INR have been translated into U.S. dollars using a rate of INR 68.5 for one U.S. dollar.
Consolidated Income Statement:
	In INR Million			In USD Million
Fiscal Year Ended March 31.	2018	2017	2016	2018	2017	2016
INCOME
Revenue from Operations	3,533	3,323	2,928	52	49	43
Other Income	12	12	19	0	0	0
Total Income	3,544	3,335	2,947	52	49	43
EXPENSES				—	—	—
Cost of Materials Consumed	385	341	312	6	5	5
Other Operating Expenses	1,021	1,059	1,032	15	15	15
Employee Benefits Expense	636	615	457	9	9	7
Other Expenses	531	542	444	8	8	6
Finance Costs	186	365	297	3	5	4
Depreciation and Amortization Expense	371	371	320	5	5	5
Total Expenses	3,130	3,294	2,861	46	48	42
Reported Profit/(Loss) Before Tax	414	41	86	6	1	1
Tax Expense	136	85	74	2	1	1
Reported Profit/(Loss) for the Year	278	(43)	12	4	(1)	0
Other Comprehensive Income	(2)	(5)	—	0	0	—
Non-controlling Interest	3	1	1	0	0	0
Reported Profit/(Loss) After Tax	273	(48)	11	4	(1)	0

Consolidated Balance Sheet:
	In INR Million			In USD Million
Fiscal Year Ended March 31.	2018	2017	2016	2018	2017	2016
ASSETS
Non-current assets
Property, Plant and Equipment (Gross)	3,468	3,299	3,110	51	48	45
Property, Plant and Equipment (Net)	2,470	2,649	2,809	36	39	41
Capital work-in-progress	0	—	59	0	—	1
Goodwill and Intangible Assets	827	826	847	12	12	12
Other Non-current Assets	473	340	250	7	5	4
Total Non-current assets	3,771	3,815	3,966	55	56	58
Current Assets
Inventory	123	68	51	2	1	1
Trade Receivables	1,290	856	649	19	12	9
Cash and Cash Equivalents	106	90	161	2	1	2
Other Current Assets	163	184	183	2	3	3
Total Current assets	1,683	1,197	1,045	25	17	15
Total Assets	5,454	5,013	5,011	80	73	73
EQUITY AND LIABILITIES
Total Equity	3,136	2,861	1,863	46	42	27
Non-current liabilities
Borrowings	648	784	844	9	11	12
Deferred Tax Liabilities	100	65	31	1	1	0
Other Non-current liabilities	31	39	1,001	0	1	15
Total Non-current liabilities	779	888	1,875	11	13	27
Current liabilities
Borrowings	466	325	256	7	5	4
Trade Payables	140	127	102	2	2	1
Other current liabilities	932	811	915	14	12	13
Total Current liabilities	1,538	1,264	1,273	22	18	19
Total Equity and Liabilities	5,454	5,013	5,011	80	73	73

Consolidated Statement of Cash Flow:
	In INR Million			In USD Million
Fiscal Year Ended March 31.	2018	2017	2016	2018	2017	2016
Cash flow from operating activities	365	629	551	5	9	8
Cash flow from investing activities	(114)	(321)	(598)	(2)	(5)	(9)
Cash flow from financing activities	(234)	(379)	121	(3)	(6)	2
Net Increase/(Decrease) in Cash & Cash Equivalents	16	(71)	74	0	(1)	1
Cash & Cash Equivalents at the beginning of the year	90	161	86	1	2	1
Cash & Cash Equivalents at the end of the year	106	90	161	2	1	2

Selected Unaudited Pro Forma Condensed Combined Financial Information
The unaudited pro forma condensed combined statement of operations for year ended March 31, 2018 was derived from Medall’s audited consolidated statement of operations for the year ended March 31, 2018 and CNAC’s audited income statement for the year ended March 31, 2018. The unaudited pro forma condensed combined statement of operations for the year ended March 31, 2018 and quarter ended June 30, 2018 give pro forma effect to the Transaction as if it had occurred on April 1, 2017. The information below should be read in conjunction with the historical consolidated financial statements of Medall and related notes and the historical financial statements of CNAC and related notes, which are included elsewhere in this proxy statement/prospectus.
The financial statements of Medall have been prepared in accordance with IFRS as issued by the IASB. The financial statements of CNAC have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). The pro forma financial information has been prepared in accordance with the measurement principles of IFRS. No adjustments were required in Constellation’s financial statements to convert from GAAP to IFRS for purposes of this combined unaudited pro forma financial information.
These pro forma financial statements are for informational purposes only. They do not purport to indicate the results that would actually have been obtained had the Transaction and the proposed related financing transactions been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.
The unaudited pro forma financial statements have been prepared using two different assumed levels of redemptions of CNAC ordinary shares as follows: (1) No Redemptions, which assumes that none of the CNAC shareholders exercise their redemption rights; and (2) Maximum Conversion into Cash, in which CNAC shareholders exercise their redemption rights with respect to a maximum of 2,370,580 ordinary shares upon consummation of the Transaction at a redemption price of approximately $10.22 per share. The maximum redemption amount is derived from the maximum amount of cash that can be paid to the Sellers, after giving effect to payments to redeeming shareholders and the proceeds received from the term loan facility expected to be entered into in conjunction with the Transaction in the amount of INR 350 million (approximately $51.1 million).
	As of June 30, 2018
Amount in USD thousands	No Redemption	Maximum Conversion into Cash
Balance Sheet Data:
Total assets	258,060	233,826
Total liabilities	106,334	106,334
Stockholders’ equity	151,726	127,492

	For the year ended March 31, 2018		For the quarter ended June 30, 2018
Amount in USD thousands except per share data in USD	No Redemption	Maximum Conversion into Cash	No Redemption	Maximum Conversion into Cash
Income Statement Data:
Net revenue	51,569	51,569	13,246	13,246
Results from operations	5,901	5,901	2,519	2,519
Total comprehensive income	516	516	843	843
Basic earnings per share	0.02	0.03	0.04	0.04

Exchange Rates
The following tables show, for the periods indicated, information concerning the exchange rate between the U.S. dollar and the Indian rupee. This information is provided solely for your convenience, and CNAC and Medall do not represent that Indian rupees have been converted into U.S. dollars at these rates or at any other rate. These rates may differ from the rates used by Medall in the preparation of its consolidated financial statements or other financial information appearing in this proxy statement.
The data provided in the following tables are expressed in Indian rupees per U.S. dollar and are based on the noon buying rate in The City of New York for cable transfers of Indian rupees as certified for customs purposes by the Federal Reserve Bank of New York.
On August 1, 2018, the last trading day before CNAC and Medall announced the execution of the Purchase Agreement, the exchange rate between the U.S. dollar and the Indian rupee expressed in Indian rupees per U.S. dollar was $1.00 = Rs. 68.37. On August 2, 2018, the day of the public disclosure of the Transaction, the exchange rate between the U.S. dollar and the Indian rupee expressed in Indian rupees per U.S. dollar was $1.00 = Rs. 68.63. On [•], 2018, the most recent practicable day prior to the date of this proxy statement, the exchange rate between the U.S. dollar and the Indian rupee expressed in Indian rupees per U.S. dollar was $1.00 = Rs. [•].
Annual Data (Year Ended March 31)	High(1)	Low(1)	Average(2)	Period End(1)
	(Indian rupees per U.S. dollar)
2011	47.49	47.49	45.49	44.54
2012	53.71	53.71	47.81	50.89
2013	57.13	57.13	54.36	54.52
2014	68.80	68.80	60.35	60.00
2015	63.67	63.67	61.34	62.31
2016	68.84	68.84	65.58	66.25
2017	68.86	64.85	66.96	64.85
2018	65.71	63.38	64.48	65.11
Recent Monthly Data	High(1)	Low(1)
	(Indian rupees per U.S. dollar)
September 2017	65.71	63.78
October 2017	65.48	64.70
November 2017	65.46	64.29
December 2017	64.57	63.83
January 2018	64.01	63.38
February 2018	65.20	63.93
March 2018	65.24	64.83
April 2018	66.92	64.92
May 2018	68.38	66.52
June 2018	68.81	66.87
July 2018	69.01	68.42

(1)
Exchange rates as published by the Federal Reserve Bank.

(2)
The average rates for the annual periods were calculated by taking the simple average of the exchange rates on the last business day of each month during the relevant period.

Cautionary Note Regarding Forward-Looking Statements
This proxy statement contains a number of forward-looking statements, including statements about the financial conditions, results of operations, earnings outlook and prospects of CNAC and Medall and may include statements for the period following the consummation of the Transaction. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.
The forward-looking statements are based on the current expectations of the management of CNAC and Medall, as applicable, and are inherently subject to uncertainties and changes in circumstance and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors,” those discussed and identified in public filings made with the SEC by CNAC and the following:
•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement;

•
the outcome of any legal proceedings that may be instituted against CNAC, Medall and others following announcement of the Purchase Agreement and Transaction;

•
the inability to complete the Transaction due to the failure to obtain the approval of CNAC’s shareholders or the necessary financing arrangements;

•
the risk that the proposed Transaction disrupts current plans and operations of Medall as a result of the announcement and consummation of the Transaction;

•
the ability to recognize the anticipated benefits of the combination of CNAC and Medall;

•
costs related to the proposed Transaction;

•
the limited liquidity and trading of CNAC’s securities;

•
geopolitical risk and changes in applicable laws or regulations;

•
the possibility that CNAC and/or Medall may be adversely affected by other economic, business, and/or competitive factors;

•
financial performance;

•
operational risk;

•
litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Medall’s resources;

•
fluctuations in exchange rates between the Indian rupee and the United States dollar; and

•
the risks that the Closing of the Transaction is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of CNAC and Medall prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Transaction or other matters addressed in this proxy statement and attributable to CNAC or Medall or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this proxy statement. Except to the extent required by applicable law or regulation, CNAC and Medall undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Risk Factors
Shareholders should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before they decide whether to vote or instruct their vote to be cast to approve the proposals described in this proxy statement. The risks described below are those which we believe are the material risks that we face. Additional risks not presently known to us or which we currently consider immaterial may also have an adverse effect on us. Any risk described below that could have an adverse impact on Medall’s business or financial condition may have a material adverse impact on the combined company after completion of the Transaction. Some statements in this proxy statement, including such statements in the following risk factors, constitute forward-looking statements. See the section entitled “Cautionary Note Regarding Forward-Looking Statements.”
Risks Related to Medall’s Business
Medall operates in a competitive and fragmented industry, and its business, financial condition and results of operations may be adversely affected if it is not able to compete effectively.
The diagnostic healthcare services industry in India is highly competitive and fragmented, with low barriers to entry. Medall competes with both the organized sector, which comprises the private (non-hospital-based) diagnostic chains with strong infrastructure to support the commercialization of diagnostic services, and the unorganized sector, which comprises the hospital-based laboratories and standalone diagnostic centers. Medall anticipates that this competition will continue to grow as the demand for diagnostic services increases and additional competitors enter the Indian market.
Hospitals generally maintain on-site laboratories to perform testing on their patients (inpatient and outpatient). Many hospitals also compete with commercial clinical laboratories for outreach (non-hospital patients) testing. Most hospitals have admitting privileges or other relationships with physicians located in the surrounding community and encourage such physicians to send outreach testing to the hospital’s laboratory. In addition, hospitals that have physician practices generally require these physicians to refer tests to the hospital’s laboratory. As a result of this affiliation between hospitals and community physicians, Medall competes with hospital-affiliated laboratories primarily based on pricing, quality and range of service. Private diagnostic chains, which have emerged in recent years, offer pathology and imaging services and operate out of more than one center. Diagnostic chains can be categorized as either regional or pan-India, and adopt the hub and spoke model of business operations and utilize modern logistics and information management systems to operate their network. Currently, there are approximately five large diagnostic chains in India. Medall’s failure to provide a broad test menu or services superior to hospital-affiliated laboratories and private diagnostic chains at a competitive price could have a material adverse effect on its business, financial condition and results of operations.
Although the majority of Medall’s competition is derived from the organized sector, the absence of stringent regulations and the low-entry barriers have contributed to the establishment of a number of standalone diagnostic centers. Standalone diagnostic centers are diagnostic centers with a single laboratory/center. Standalone centers usually carry out basic tests, which require minimal investments and physical space. In 2016 – 2017, an estimated 44% of the revenue generated by the diagnostic industry was contributed by standalone diagnostic centers according to CRISIL Research. As a result of the low barriers to entry, the number of standalone diagnostic centers operating in India may increase, which may result in a corresponding increase in the proportion of revenue received by standalone revenue centers. The multitude of organized and unorganized players in Medall’s industry could have a material and adverse effect on its business.
Many of Medall’s potential competitors may have widespread brand recognition and substantially greater financial, technical and research and development resources and selling and marketing capabilities than Medall does. Others may develop products with prices lower than Medall’s that could be viewed by physicians and healthcare services providers as functionally equivalent to Medall’s solutions, or offer solutions at prices designed to promote market penetration which could force Medall to lower the list price of its tests and affect Medall’s ability to achieve profitability.

In addition to competition from the organized and unorganized sectors, Medall may face competition from its vendors, if they decide to enter the pathology testing services market directly by selling point-of-care laboratory equipment to physicians and test kits for home use to both physicians and patients. Furthermore, advancements in the availability of testing equipment that do not require free-standing clinical laboratories or in self-testing kits that can be operated by patients could also result in a decrease in the volume of tests from which Medall receives its revenue. Any of the foregoing scenarios could have a significant adverse effect on Medall’s business, financial condition and results of operations.
Medall’s future success depends on its ability to compete effectively, including by distinguishing its products or services from its competitors, by expanding its network of service providers, sales and marketing forces, or by expanding its portfolio of products and services. Medall cannot assure you that it will be able to sufficiently and promptly respond to changes in customer preferences and other competitive pressures in the future, nor can Medall assure you that it will be able to maintain or increase its existing market share. Medall may also be unable to increase cost efficiencies sufficiently, if at all, and as a result, its net earnings and cash flows could be negatively impacted by such price competition. If Medall is unable to compete successfully against its existing or new competitors, its business, financial condition and results of operations may be materially and adversely affected.
Medall’s business depends on its reputation and customer perception of its brand, and any negative publicity or other harm to Medall’s brand may materially and adversely affect its business, financial condition and results of operations. Further, any actions taken by Medall’s authorized service providers may harm its business and brand.
Medall’s reputation and customer perception of its brand are critical to its business. Maintaining and enhancing Medall’s reputation and brand recognition depends primarily on the quality and consistency of its services, as well as the success of marketing and promotional efforts by Medall and its authorized service providers. Maintaining and enhancing Medall’s brand is essential to its efforts to maintain and expand its customer base. If customers do not perceive Medall’s products or services to be of high quality, Medall’s brand image may be harmed, thereby decreasing the attractiveness of its pathology testing services. While Medall has devoted resources to brand promotion efforts in recent years, its ongoing marketing efforts may not be successful in further promoting its brand. Medall’s ability to maintain its brand recognition depends on a number of factors, some of which are beyond its control.
As an example of such a factor, Medall has limited control over its authorized service providers, as they are independent contractors and are not employees of Medall. Medall’s relationships with authorized service providers are contractual in nature and it does not have control over authorized service providers other than the ability to invoke remedies available to Medall under its service agreements. In order to ensure quality service, Medall has established certain standards and provides training and support to authorized service providers; however, the quality of Medall’s authorized service providers’ operations may be diminished if they do not operate their businesses in a manner consistent with Medall’s standards and requirements, or if they do not hire and train qualified personnel. For instance, authorized service providers are prohibited from using competing laboratories or hospitals for the same services provided by Medall, overcharging patients in a manner that is inconsistent with Medall’s specified rates, and using Medall’s name or logos without Medall’s prior written permission. However, despite these standards and prohibitions, there can be no assurances that Medall’s authorized service providers will operate their businesses in the agreed upon manner, will not breach their undertakings to Medall, will not direct some of their business to competing laboratory testing service providers, will not decide to become direct competitors of Medall or will not misuse the letterhead and stationary provided by Medall. If authorized service providers do not adequately manage their businesses or run their businesses inconsistently with Medall’s standards and requirements, Medall’s image and reputation, and the image and reputation of other authorized service providers, may suffer materially and network-wide sales could significantly decline. Medall may also face potential claims and liabilities due to the acts of it authorized service providers based on agency or vicarious liability laws.
Medall’s success also depends on various other factors, such as continued consumer demand as well as Medall’s ability to respond to competitive pressures. Medall’s services may become less attractive due to changing consumer preferences and any inability to adapt to such changes in a timely manner. As Medall continues to grow and extend its geographic reach, maintaining quality of service may become difficult and Medall cannot assure you that consumers’ confidence in its brand will not be diminished. Medall’s brand image may also be harmed by negative publicity relating to Medall or India’s diagnostic industry generally, regardless of its veracity. Complaints lodged against Medall by customers may also diminish confidence in and the attractiveness of Medall’s brand. If Medall is unable to maintain and further enhance its brand recognition and increase market awareness for Medall and its services, Medall’s ability to attract and retain customers may be impacted and its business prospects may be materially and adversely affected.
A significant portion of Medall’s revenue is derived from a small number of public private partnership contracts and the loss of, or a significant reduction in award of such contracts, could adversely affect Medall’s business.
Public private partnerships (“PPP”) are co-operative arrangements between the government and the private sector in delivering diagnostic services. A PPP in the diagnostics sector is an approach to address public health problems through the combined efforts of public and private sectors. In the fiscal year ended March 31, 2018, 32% of Medall’s total net revenues were generated from PPP contracts, including Medall’s agreements with the Government of Andhra Pradesh, Telangana, Jharkhand and Karnataka. Any loss or adverse modification of any of these agreements could have a material adverse effect on Medall’s business, results of operation and financial condition.
Sustained increases in budgetary allocations by the government for investments in the healthcare sector, the development of a structured and comprehensive healthcare policy that encourage greater private sector participation have contributed to and resulted in increased investment by the private sector in this field. Any change in government policies that results in a reduction in capital investment in the healthcare sector could affect Medall adversely. If there is any change in the government or in governmental policies, practices or focus that results in a slowdown in healthcare projects, Medall’s business, prospects, financial condition and results of operations may be materially and adversely affected.
Further, payments from governmental authorities in India may be subject to delays due to regulatory scrutiny and long procedural formalities. If payments under Medall’s PPP contracts are delayed, Medall’s working capital requirements would be adversely affected. Further, any delay in payments from the governmental authorities may also adversely affect Medall’s financial condition and results of operations. Any change in the government may result in a change in policy and reassessment of the existing PPP contracts, which may, in turn, result in reduction of Medall’s revenues.
Medall may further encounter disputes with certain governmental authorities in respect of the projects awarded by them which may cause delay to Medall receiving payments due from such parties, or may inhibit Medall’s ability to recover its costs. While the financial implication of such disputes individually may not be significant, any adverse adjudication in these matters may have a material adverse impact on Medall’s business. The PPP contracts specify the applicable rates for procedures that Medall offers to the patients. Medall is required to provide free or subsidized services to patients belonging to economically weak sections of the society. This provision of free or subsidized services may adversely affect Medall’s revenues and its business, financial condition and results of operations.
Medall’s PPP contract with the Government of Andhra Pradesh to provide clinical laboratory services across Andhra Pradesh (“Andhra PPP Laboratory Concession”) has a term ending November 7, 2018. The Government of Andhra Pradesh has informed Medall that the extension of the Andhra PPP Laboratory Concession is subject to certain conditions. Medall’s failure to renew the Andhra PPP Laboratory Concession will adversely affect its business, results of operations, cash flows and prospects.
The PPP contracts also provide for indemnity provisions which also survive the termination of such contracts. Most of these contracts provide for an uncapped liability on account of such indemnity. While Medall has not received an indemnity claim notice under any of its PPP contracts to date, Medall cannot assure you that such a claim will not arise in the future (including after the termination of the PPP contracts). If such a claim arises, Medall may be required to make a payment to the concerned government in respect of such a claim. Such payments may also adversely affect Medall’s business, results of operations, cash flows and prospects.

Any disruption in operations of any of Medall’s laboratories could reduce or restrict sales and materially and adversely affect Medall’s business, financial condition, cash flows and results of operations.
The continued operation of Medall’s laboratories can be substantially interrupted due to a number of factors, many of which are outside of Medall’s control, including natural disasters or other unanticipated catastrophic events, including power interruptions, water shortages, floods, actual, potential or suspected epidemic outbreaks, storms, fires, explosions, earthquakes, terrorist attacks and wars, as well as loss of licenses, certifications and permits, changes in governmental planning for the land underlying Medall’s facilities and regulatory changes. Medall’s facilities and equipment would be difficult and costly to replace on a timely basis. Moreover, catastrophic events could also destroy any reagents and other inventory located at Medall’s laboratories. If the operations of Medall’s laboratories are substantially disrupted, it may not be able to replace the equipment or inventories at its laboratories, or use a different facility to continue its operations in a timely and cost-effective manner or at all.
If such damages or interruptions are caused to Medall’s laboratories, it may not be able to recover from damages or interruptions caused to its laboratories in a timely manner or at all. The occurrence of any such event could result in the temporary or long-term closure of Medall’s laboratories, severely disrupt its business operations and materially and adversely affect Medall’s business, results of operations and financial condition.
Medall depends substantially on its distributed lab delivery business model. Any delay or interruption in the transportation of samples to Medall’s labs could adversely impact the effectiveness of its business model.
The timely delivery of samples by Medall’s authorized service providers to Medall’s laboratories for testing is critical to Medall’s ability to maintain sample processing turnaround time and is an integral part of Medall’s business model. Medall relies on authorized service providers to collect and deliver samples in a timely manner from Medall’s collection centers to Medall’s distributed/satellite laboratories and Medall’s third-party transportation providers (such as airlines and other logistics providers) for the cost-effective and timely transportation of samples from Medall’s distributed/satellite laboratory locations to Medall’s apex laboratories. Any delay on the part of Medall’s authorized service providers to deliver samples to Medall’s labs may impact Medall’s turnaround time and thereby affect Medall’s ability to deliver testing results in a timely manner.
Further, Medall does not have any control over the operations of any logistics providers involved in its network. Catastrophic events, including power interruptions, water shortages, floods, actual, potential or suspected epidemic outbreaks, storms, fires, explosions, earthquakes, terrorist attacks and wars and logistical interruptions (such as airline, train and road network delays) could also cause a delay in the delivery samples. Any prolonged disruption in the operations of Medall’s authorized service providers or delay in the transportation of samples to Medall’s laboratories may adversely impact Medall’s turnaround times, which could affect Medall’s business model and brand image, thereby impacting its ability to source samples for processing.
In addition, any increase in transportation and related costs that Medall is unable to pass on to its customers may have an adverse effect on Medall’s profitability.
Medall relies significantly on its authorized service providers to source samples and thereby sell Medall’s pathology testing services. Any failure to attract and retain authorized service providers could impact Medall’s ability to successfully grow its business.
As of March 2018, Medall had a network of 258 authorized service providers that operate under franchise agreements with Medall and 1,423 authorized service providers that work with Medall via government contracts. Through this network, Medall serves hospitals, laboratories, diagnostic centers, nursing homes, clinics and pathologists across India. In addition, Medall provides its services to patients who are either referred to it by doctors or procured by Medall directly or by Medall’s direct sales associates. Medall’s performance depends upon its ability to attract and retain qualified authorized service providers, as well as Medall’s authorized service providers’ ability to grow their customer bases, execute Medall’s business model and capitalize on its brand recognition and marketing.

Medall cannot assure you that it will be able to retain its existing authorized service providers or engage new authorized service providers who have the business abilities or financial resources necessary to develop and operate their businesses on schedule, or who will conduct operations in a manner consistent with Medall’s standards and requirements. Further, Medall’s service providers are contractually obligated to operate their service centers in accordance with the standards set forth in Medall’s contractual arrangements with them. However, they are independent third parties over which Medall does not have control. Any inability to retain existing or induct new authorized service providers, any reduction in the number of their patients, or any reduction in tests ordered or samples submitted to Medall, without offsetting growth in Medall’s customer base, could impact Medall’s ability to successfully grow its business and could have a material adverse effect on Medall’s business, financial condition and results of operations. In addition, any breaches and/or negligence by the authorized service providers could also result in harm to Medall’s reputation.
Failure of Medall’s equipment, information technology and other technological systems could significantly increase testing turnaround time and otherwise disrupt Medall’s operations.
Medall’s diagnostic testing services business depends substantially on the performance of its equipment and instruments used in its laboratories. Sustained equipment failures or interruption of Medall’s equipment in one or more of its laboratory operations could disrupt its ability to process samples and conduct diagnostic tests.
Medall’s business also depends on the continued performance of its information technology systems, including its customer relationship management, management information and enterprise resource planning systems. Medall’s technological systems are potentially vulnerable to physical or electronic break-ins, computer viruses and similar disruptions. Sustained system failures or interruption of Medall’s systems in one or more of its laboratory operations could disrupt Medall’s ability to process laboratory requisitions, perform testing, provide test results in a timely manner and/or bill the appropriate party. Breaches with respect to confidential health information could result in violations of laws and regulations, and risk the imposition of significant fines and penalties. In addition, Medall may need to make significant future investments to improve its technological capabilities in order to ensure that it is meeting the needs of its customers in terms of high-quality and timely provision of services. Any failure of Medall’s equipment, information technology and other technological systems could have a material adverse effect on its business, financial condition and results of operations.
Most of Medall’s radiotherapy and diagnostic imaging equipment contains radioactive materials or emits radiation during operation.
Most of the radiotherapy and diagnostic imaging equipment in Medall’s network of centers, including mammograph equipment, CT scan machines, x-ray machines, bone mineral density measuring machine and OPG machines contain radioactive materials or emit radiation during operation. Radiation and radioactive materials are extremely hazardous unless properly managed and contained. Any accident or malfunction that results in radiation contamination could cause significant harm to human beings and could subject Medall to significant legal expenses and result in harm to Medall’s reputation. Although equipment manufacturers and Medall’s various partners and their respective staffs may bear some or all of the liability and costs associated with any accidents or malfunctions, if Medall is found to be liable in any way it may also face severe fines, legal reparations and possible suspension of its operating permits, all of which could have a material and adverse effect on Medall’s business, results of operations and financial condition.
A majority of the testing equipment and automation systems that Medall uses are owned by its vendors until the fulfilment of certain conditions; if any such vendors withdraw or retake possession of such equipment and systems, if Medall is unable to fulfil its obligations under the relevant vendor arrangement, or if Medall is unable to renew its vendor arrangements on commercially acceptable terms (or at all), Medall’s ability to conduct its pathology testing business could be materially impaired and Medall may become subject to significant monetary penalties.
The testing equipment and automation systems that Medall uses at the laboratories in its pathology testing business are procured from major suppliers in India and abroad. Pursuant to the arrangements that Medall has entered with a majority of its vendors for the equipment and systems used at its laboratories, such vendors provide the relevant equipment to Medall at no capital cost in consideration of a minimum purchase commitment by Medall of reagents, consumables and controls for the specified contractual period. During the term of these contractual arrangements, the title to and ownership of such equipment and automation systems remain with the vendors and may only be passed on to Medall upon completion of the term of the relevant arrangement at a mutually agreed price. As the title and ownership of such assets are not passed on to Medall, and no capital cost is incurred by Medall in these arrangements, Medall does not account for such equipment and automation systems in its books of accounts. In general, unless Medall acquires the equipment used at its laboratories on the terms set out in the relevant arrangement with the vendor, the vendor may at its discretion withdraw or retake possession of its equipment.
As Medall procures the majority of its equipment from a few key suppliers, Medall is particularly dependent on such suppliers for reagent procurement. If Medall fails to purchase the requisite volumes of reagents and consumables from the vendor, as specified in the relevant vendor arrangement, such vendor may terminate the relevant vendor arrangement and retake possession of their equipment. In respect of certain suppliers, while Medall has met its obligation of minimum offtake of reagents at an entity level, it has not met such obligation at a unit level. While the supplier has condoned such non-compliance for the time being, Medall cannot assure you that the supplier will not take any action against Medall in future for such inaction. Further, Medall cannot assure you that its vendors will continue to sell sufficient quantities of raw materials to it on commercially acceptable terms, or at all. Even if market prices for comparable reagents, diagnostic materials and disposables decrease, Medall would be compelled to continue to purchase reagents, diagnostic materials and consumables from the relevant vendor at the prescribed prices, which may become unfavorable. While certain of Medall’s vendor arrangements include a cap on the exchange rate, as Medall currently does not hedge its foreign exchange exposure, any adverse changes in exchange rates, particularly Rupee to US Dollar, could increase Medall’s reagent costs and, therefore, materially and adversely impact Medall’s results of operations and financial condition.
Medall also enters into arrangement letters setting out some key terms regarding the placement of analyzers and supplies of reagents and consumables with some of its vendors and suppliers of reagents with whom Medall does not have written agreements. With respect to such vendors and reagents suppliers, Medall operates based on a general understanding and past practice. Such vendors and reagent suppliers could, for any reason and at any time, decide to withdraw or retake possession of their equipment from Medall and/or cease doing business with Medall. In such case, or in the event of any dispute with any such vendors, Medall could have limited recourse against the relevant vendor’s actions and Medall’s ability to conduct business could be materially and adversely impacted.
Various challenges currently faced by the healthcare industry in India may also adversely affect Medall’s business.
Medall’s business is affected by the various challenges currently faced by the Indian healthcare industry, including the provision of quality patient care in a competitive environment and managing costs. For example, healthcare costs in India have increased significantly over the past decade, and there have been and may continue to be proposals by legislators and regulators to limit the rate of increase, or lower, healthcare costs in India. Certain proposals by the Government of India, if passed, could impose, among other things, limitations on the prices that Medall will be able to charge for its diagnostic healthcare services. In addition, Medall’s business, results of operations and cash flows may be materially and adversely affected by other factors that affect the broader Indian healthcare industry, such as:
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general economic conditions which adversely impact the quantum of disposable income that can be allocated for healthcare services;

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competition, including pricing-related competition, from all diagnostic healthcare service providers in India, including, among others, hospital-based laboratories, independent clinical laboratories, and smaller-scale providers;

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demographic changes, such as the increase in the percentage of elderly patients, which could result in increased government expenditures for healthcare services, in turn resulting in proposals to limit the rate of increase of healthcare costs in India;

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the rate of expansion of health insurance coverage in India, as well as the number of and healthcare costs associates with uninsured and underinsured patients;

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seasonal cycles of illness as a function of varying climate, weather conditions and disease outbreaks; and

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recruitment and retention of qualified healthcare professionals.

Any failure by Medall to effectively address these and other factors could have a material and adverse effect on its business, results of operations and cash flows.
Medall may receive customer complaints and be subject to litigation relating to its diagnostic healthcare services, which could have a material and adverse effect on its reputation and its business.
Medall has received complaints from customers in the course of providing its diagnostic healthcare services on various grounds, including alleged delays in providing test results and incorrect results or misdiagnoses. In addition, Medall may be subject to complaints based on malicious rumors regarding its services or testing results. Such events may generate negative publicity about Medall’s business, reduce customer confidence in the quality of its diagnostic healthcare services and negatively impact its reputation. While Medall has established systems and protocols to help minimize errors that can arise during the collection of samples and the testing and the delivery of reports, any failure in those systems and protocols may lead to the delivery of inaccurate or untimely results to the customers, and in serious cases, may expose Medall to civil and criminal charges.
Any customer complaints brought against Medall as a result of its services or otherwise may damage its reputation and brand, result in litigation, and divert the attention of Medall’s management from its operations, any of which would have a material and adverse effect on Medall’s business.
Medall is the subject of an ongoing investigation by the Indian tax authorities. The findings of such investigation may result in additional tax payments, interest payments and penalties which may adversely affect Medall’s business, results of operations and cash flows.
In November 2017, the Indian Revenue Service initiated a tax investigation into the practices of several healthcare providers operating in the state of Karnataka, including Medall. The investigation is ongoing, and Medall cannot assure you as to the timing of the completion or the results of the investigation. If Medall is subject to additional taxes, interest and penalties, such required payments could have a material adverse effect on Medall’s business, financial condition and results of operations.
There are certain legal proceedings pending against Medall which, if determined against it, could have a material adverse effect on Medall’s financial condition, results of operations, cash flows and its reputation.
As of June 2018, 15 consumer litigations have been initiated and are still pending against Medall on a number of grounds, including alleged delays in providing test results, incorrect results, medical negligence and misdiagnoses with a total claim amount under USD$1 million. Further, a case of medical negligence was filed against a doctor and Medall on which Medall has received a favorable order from the lower court. However, the court’s ruling is the subject of an appeal. Medall may be subject to penalties if it receives an adverse ruling in this litigation. In addition, members of Medall’s staff and its healthcare personnel may be subject to malpractice claims, and Medall may be impleaded in such claims as co-defendants. Such events may generate adverse publicity about Medall’s business and reduce customer confidence in the quality of its services. Any failure in Medall’s systems and procedures may lead to the delivery of inaccurate or untimely results exposing Medall to civil and criminal proceedings. In addition, Medall’s operations involve the use of hazardous and flammable materials, including chemicals, radioactive and nuclear materials. Such materials are hazardous unless properly managed and contained and Medall typically contract third parties for the disposal of such materials and wastes. However, Medall cannot completely eliminate the risk of contamination or injury from these materials. In the event of contamination or injury resulting from Medall’s use of hazardous materials, Medall could be held liable for any resulting damages. Medall also could incur significant costs associated with civil or criminal fines and penalties. Such proceedings could result in Medall incurring material legal expenses and substantial damage awards against it. In addition, the defense of any such proceedings could divert management time and attention, and consume financial resources in connection with the defense of these claims. An adverse judgment in connection with a litigation or proceeding could have an adverse impact on Medall’s business, financial condition and results of operations.
A failure to obtain and retain new customers, a loss of existing customers or material contracts or partnerships, a reduction in tests ordered or specimens submitted by existing customers, or the inability to retain existing and create new relationships with health systems could impact Medall’s ability to successfully grow its business and may materially and adversely affect Medall’s business, financial condition, results of operations and cash flows.
To successfully compete in the diagnostic healthcare services industry in India it is important that Medall acquire new customers and retain its existing customers. This allows Medall to maintain existing, and generate additional, economies of scale in line with its strategy. In addition, a reduction in tests ordered or specimens submitted by existing customers, without offsetting growth in Medall’s customer base, or an increase in prices, would decrease Medall’s margins, have an impact on its results of operations and potentially impact its ability to successfully compete and grow its business. Medall competes primarily on the basis of the quality of testing, IT infrastructure, reputation in the medical community, the pricing of services and ability to employ qualified personnel. Medall’s failure to successfully compete in any of these areas could result in the loss of customers, economies of scale and a reduction in Medall’s ability to expand its customer base.
In addition, Medall relies on entering into agreements with healthcare providers, government agencies, corporations and other customers to expand its business through appropriate collaborative agreements. Medall’s ability to continue to obtain benefits from its existing agreements and expand the number of agreements with healthcare providers, government agencies, corporations and other customers could impact Medall’s ability to successfully grow its business.
Changes in technologies and/or the introduction of new technology could reduce demand for Medall’s pathology testing services.
The healthcare diagnostic testing services industry is characterized by changing technology and new product introductions. Medall’s success depends, in part, on its ability to develop, acquire or license new and improved testing technologies on favorable terms. Medall cannot assure you that its research and development efforts will result in the development of commercially successful tests and other products and services. Other companies or individuals, including Medall’s competitors, may obtain patents or other proprietary rights relating to newer technologies that could reduce the demand for Medall’s pathology testing services. Medall may not be able to negotiate acceptable licensing arrangements and, if obtained, Medall cannot assure you that such arrangements will yield commercially successful diagnostic tests. If Medall is unable to develop or license new and advanced testing technologies at competitive rates, if it fails to anticipate trends in the industry, or it is not able to introduce or develop services and technologies before or at least concurrently with its competitors, Medall’s testing methods may become outdated when compared with its competition. Any failure to keep pace with advancing technologies or failure to introduce new technologies could have a material adverse effect on Medall’s business, financial condition and results of operations.
Medall may be unable to successfully implement or manage its growth strategy.
As part of Medall’s future growth strategy, it is seeking to increase the penetration of its existing test services in the Indian market. Medall intends to do this by expanding its overall customer base, with an emphasis on strategic physical and geographic growth through the extension of Medall’s hub-and-spoke model, including the construction of new facilitates, the selective acquisition of laboratories and patient service centers, and by entering into lease arrangements, franchising or other revenue-sharing arrangements in new markets. Medall’s ability to successfully execute these expansion plans, to the extent they proceed, will depend on various factors, including among others:
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Medall’s ability to identify suitable acquisition targets;

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Medall’s ability to identify suitable locations, the availability of which is outside Medall’s control;

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the availability, terms and costs of financing required to fund construction or acquisitions or complete expansion plans;

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unexpected delays in completing constructions or acquisitions;

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Medall’s ability to negotiate commercially viable lease terms;

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successfully integrate new laboratories and patient service centers into Medall’s existing operations;

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obtaining or renewing required statutory and regulatory approvals and licenses;

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demand for Medall’s services;

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Medall’s ability to train and manage its staff; and general economic conditions.

Medall cannot assure you that it will be able to execute its plans and, to the extent they proceed, that it will be able to complete them within its budget or desired timelines, achieve an adequate return on its investment or maintain current or prospective growth rates. Even if Medall is able to implement some or all of the initiatives of its business strategy successfully, Medall’s operating results may not improve to the extent it anticipates, or at all.
Even if Medall is successful in obtaining new business, failure to manage its growth could adversely affect its financial condition. Medall may experience extended periods of very rapid growth, and if it is not able to manage its growth effectively, its business and financial condition could materially suffer. Medall’s growth may significantly strain its managerial, operational and financial resources and systems. To manage its growth effectively, Medall will have to continue to implement and improve its operational, financial and management controls, reporting systems and procedures. In addition, Medall must effectively expand, train and manage its employees. Medall will be unable to manage its businesses effectively if it is unable to alleviate the strain on resources caused by growth in a timely and successful manner.
Medall’s operations are concentrated in West and South India, and any loss of business in such regions could have an adverse effect on its business, results of operations and financial condition.
Medall’s operations are concentrated in West and South India for the financial year 2018. Consequently, any significant social, political or economic disruption, or natural calamities or civil disruptions in this region, or changes in the policies of the state or local governments of this region or the Government of India, could disrupt Medall’s business operations, require it to incur significant expenditure and change its business strategies. The occurrence of or Medall’s inability to effectively respond to any such event, could have an adverse effect on its business, results of operations and financial condition.
Any change in regulations affecting the diagnostic healthcare services industry could have an adverse effect on Medall’s business, results of operations and financial condition.
Medall’s laboratories through which it provides diagnostic healthcare services are “clinical establishments” under several acts of state legislation as well as the Clinical Establishments (Registration and Regulation) Act, 2010 (“CERR Act”) and the Clinical Establishments (Central Government) Rules, 2012 (“CECG Rules”). These acts of legislation provide for registration and regulation of clinical establishments in India and prescribe minimum standards and chargeable rates for facilities and services provided by them and penalties in case of any contravention with such laws and rules there under.
By virtue of having passed location-specific legislation for the regulation of clinical establishments and nursing homes, certain states, union territories and other cities including Andhra Pradesh, West Bengal, Haryana, Madhya Pradesh, Delhi, Tamil Nadu, Kerala and Maharashtra are excluded from the applicability of the CERR Act and CECG Rules. Currently, the CERR Act and CECG Rules are in effect in the States of Arunachal Pradesh, Himachal Pradesh, Mizoram, Sikkim, Uttar Pradesh, Rajasthan, Bihar, Uttarakhand, Assam, Haryana and Jharkhand and all Union Territories (“Notified Areas”). Additionally, States of Bihar, Jharkhand, Uttarakhand, Himachal Pradesh, Arunachal Pradesh, Sikkim and Union Territories of Puducherry, Dadar & Nagar Haveli, Daman & Diu and Andaman & Nicobar Islands have framed rules applicable to their respective states under the CERR Act, prescribing inter alia the powers of registration authority, procedure for registration of clinical establishments and applicable fee.

Clinical establishments in Notified Areas are required to apply for registration under the CERR Act, irrespective of prior registration under any other applicable laws. Unless revoked on account of contravention of any provisions of the CERR Act or CECG Rules, such registration is valid for a specified period and is required to be renewed prior to expiry of such period.
While Medall continuously monitors compliance with the above-mentioned legislation for its laboratories and patient service centers in relevant jurisdictions, there can be no assurance that, Medall will be able to comply with the standards for the services it provides to apply for permanent registration under the CERR Act in time, or at all, or that Medall would be able to obtain fresh registrations or renew its existing registrations under other applicable laws. Also, for certain centers, while Medall believes that it may not need registration under the CERR Act, the concerned authorities could take a different view. All these in turn could subject Medall to penalties, fines and the loss of various licenses, certificates and authorizations necessary to operate its business, thereby adversely affecting its business and reputation.
Further, Medall’s laboratories conducting any pre-natal diagnostic tests are required to obtain registrations and comply with procedures set out under the Pre-Natal Diagnostic Techniques (Regulation and Prevention of Misuse) Act, 1994 and Pre-Natal Diagnostic Techniques (Regulation and Prevention of Misuse) Rules, 1996 (“Pre-Natal Diagnostic Act”) which require the employment of persons who possess the prescribed qualifications. Medall has been subject to allegations under the Pre-Natal Diagnostics Act which, if determined by the concerned authority to be violations of the Pre-Natal Diagnostics Act, could result in potential fines and penalties, including the loss of that specific Medall center’s registration under the Pre-Natal Diagnostics Act. Medall is also required to obtain licenses and ensure the safe disposal of radioactive waste and to secure public safety, including that of persons handling radioactive substances under the Atomic Energy Act, 1962 and rules framed thereunder.
If a determination is made that Medall is in violation of such laws, rules or regulations, including conditions in the permits required for Medall’s operations, Medall may have to pay fines, modify or discontinue its operations, incur additional operating costs or make capital expenditures and Medall’s business, financial positions, results of operations or cash flows could be adversely affected. Uncertainty in the applicability, interpretation or implementation of any amendment to, or change in, governing law, regulation or policy, may further impact the viability of Medall’s current business or restrict its ability to grow its business in the future.
Moreover, the prices that Medall charges for its diagnostic healthcare services could become subject to recommended, or even maximum, fees set by the government or other authorities. For example, the government could introduce “price lists” for diagnostic healthcare services that could be mandatory or, even if not mandatory, result in guidance for the prices that Medall charges for its diagnostic healthcare services. For instance, the Delhi State government capped the amount that laboratories can charge for dengue tests. The implementation of such or other policies affecting the prices the Medall charges could, in effect, limit Medall’s ability to raise the prices it charges customers for its diagnostic healthcare services, which could have a material adverse effect on Medall’s business, results of operations, financial condition and prospects.
Medall’s licenses and approvals are subject to various conditions, including periodic renewal and maintenance standards that are subject to inspection and may require Medall to incur substantial expenditure. Any actual or alleged failure on Medall’s part to comply with the terms and conditions of such regulatory licenses and registrations could expose it to significant compliance costs or liabilities, or could affect Medall’s ability to continue its operations. Further, in the event accreditations such as from the National Accreditation Board for Testing and Calibration Laboratories, are made compulsory, Medall’s business and operations may be adversely affected until such time it receives accreditation.
Medall cannot assure you that the approvals, licenses, registrations or permits issued to it may not be suspended or revoked in the event of non-compliance or alleged non-compliance with any terms or conditions thereof, or pursuant to any regulatory action. In addition, any suspension, revocation or termination of one or more of Medall’s operational licenses may also lead to consequences under the terms of its other licenses. Any failure to renew the approvals that have expired, or to apply for and obtain the required approvals, licenses, registrations or consents, or any suspension or revocation of any of the approvals, licenses, registrations or consents that have been or may be issued to Medall, may adversely affect its business, results of operations and financial condition.

Further, Medall is subject to a broad range of safety, health and environmental laws and various labor, workplace and related laws and regulations, which impose controls on the disposal and storage of bio-medical waste, air and water discharges, on the storage, handling, discharge and disposal of chemicals, employee exposure to hazardous substances and other aspects of Medall’s operations. For example, the Biomedical Waste (Management and Handling) Rules, 1998 (“Biomedical Waste Rules”) are applicable to all persons generating, collecting, receiving, storing, transporting, treating, disposing or handling bio-medical waste in any form including hospitals, clinics and pathological laboratories. Improper disposal of biomedical waste can result in injuries to healthcare personnel and waste handlers, as well as an increased risk of infection to medical, nursing and other staff, an increase in risks associated with hazardous chemicals and drugs and the development of resistant strains of microorganisms, among other things. In addition, the Biomedical Waste Rules prescribe different categories of waste and various treatment and disposal options. Non-compliance in the discharge of medical waste or of other hazardous substances or other pollutants into the environment may cause Medall to be liable to government and regulatory bodies or to third parties. In addition, Medall may be required to incur costs to remedy the damage caused by such discharges, pay fines or other penalties for non-compliance.
Although Medall believes that its operations are in compliance with current applicable environmental, health and safety regulations, violations of such laws or regulations can lead to fines and penalties. In particular, while Medall believes that none of the centers operated by it emit any effluent/pollutant into any water resource/land/air, and accordingly, do not require consents under the Air (Prevention and Control of Pollution Act), 1981 and the Water (Prevention and Control of Pollution Act), 1974, it is difficult to state with precision as to the view that a particular state pollution control board or a Court may take in respect of absence of such licenses. In addition, the risk of substantial costs and liabilities, including for the investigation and remediation of past or present contamination or other environmental restoration, at laboratories currently or formerly owned or operated by Medall or its franchisees, or where wastes have been disposed, are inherent in Medall’s operations, and Medall cannot assure you that substantial costs and liabilities will not be incurred in the future.
Any liability under applicable labor welfare laws could have an adverse effect on Medall’s business, results of operations and financial condition.
The adoption of stricter health and safety laws and regulations, stricter interpretations of existing laws, increased governmental enforcement of laws or other developments in the future may require that Medall make additional capital expenditures, incur additional expenses or take other actions in order to remain compliant and maintain its current operations. Complying with, and changes in, these laws and regulations or terms of approval may increase Medall’s compliance costs and adversely affect its business, prospects, results of operations and financial condition.
Medall is also subject to the laws and regulations governing relationships with employees in such areas as minimum wage, minimum bonus, gratuity payments, state insurance, provident fund, maximum working hours, overtime, working conditions, hiring and termination of employees, contract labor and work permits. While Medall monitors compliance under such laws on a periodic basis, there is a risk that it may fail to comply with such regulations, which could lead to enforced shutdowns and other sanctions imposed by the relevant authorities, as well as the withholding or delay in receipt of regulatory approvals. Medall cannot assure you that it will not be involved in future litigation or other proceedings or be held liable in any litigation or proceedings including in relation to safety, health and environmental matters, the costs of which may be significant.
Medall depends on third-party manufacturers for its testing equipment and reagents such that price increases for testing equipment and/or reagents, and the discontinuation or recall of existing testing equipment and/or reagents as well as the failure or malfunction of any of Medall’s equipment could adversely affect its business.
Medall obtains its testing equipment and reagents from third-party suppliers under lease agreements and reagent supply agreements. If procurement costs for consumables or the price of equipment increase, suppliers may demand to renegotiate Medall’s supply contracts with it. If Medall fails to achieve favorable pricing on reagent supplies or equipment rental or is unable to pass on any cost increases to its payers, Medall’s profitability could be materially and adversely affected.

In addition, under the lease and reagent supply agreements, the supplier generally has the discretion to terminate the agreement with written notice in the event of a breach of any material term or condition of such agreement, including but not limited to failure to purchase minimum quantities of reagents, default in payment of the rent or lease fee. In addition, manufacturers may discontinue or recall reagents, test kits, instruments or equipment which could adversely affect Medall’s test results and credibility, costs, testing volume and income. Any such recall or termination and consequent removal of the installed equipment can adversely affect Medall’s operations.
Medall’s business exposes it to liability risks that are inherent in the operation of complex medical equipment, which may experience failures or cause injury either because of defects, faulty maintenance or repair, or improper use. Extended downtime of Medall’s medical equipment or significant quality deterioration in its suppliers’ products, services or equipment could materially and adversely affect customer experience, which in turn could result in lost revenues, dissatisfaction on the part of customers and damage to Medall’s reputation. Any injury caused by Medall’s medical equipment in its laboratories due to equipment defects, improper maintenance or improper operation could subject Medall to liability claims. Regardless of their merit or eventual outcome, such liability claims could result in significant legal defense costs for Medall, harm its reputation, and otherwise have a material adverse effect on Medall’s business, financial condition and results of operations.
Medall may be unable to retain or recruit trained laboratory professionals, which may adversely impact the reputation of Medall’s brand and materially and adversely affect Medall’s results of operations and cash flows.
The growth of business depends on employing and retaining qualified pathologists and other healthcare professionals and technicians who can maintain and enhance Medall’s reputation by providing diagnostic testing services in accordance with Medall’s quality standards. Moreover, in India, especially in smaller cities, there is a shortage of such qualified healthcare professionals and technicians, which has made it challenging for Medall to attract and retain such employees, who may be attracted to employment opportunities with its competitors. The effects of this shortage would be amplified by Medall’s strategy to significantly increase the size of its network, as the need for qualified healthcare professionals and technicians becomes even greater. Further, many of Medall’s pathologists are engaged exclusively by it and paid on a consultancy basis, and, therefore, Medall’s growth depends on its ability to retain such pathologists. In addition, there is a risk that other diagnostic healthcare service providers in each region in which Medall operates will attempt to attract Medall’s staff. The growth and success of Medall’s business depends, in part, on the personal relationships and professional reputations of its healthcare professionals and technicians with Medall’s patients. Accordingly, the failure to attract and/or retain qualified healthcare professionals and technicians could have a material adverse effect on Medall’s business and results of operations.
Medall’s ability to attract individual patients is largely dependent on the disposable income and increasing general health awareness of India’s general population, which could decline due to a variety of factors.
One of Medall’s key sources of income is individual patients. The growth of these types of customers is dependent on brand recognition, wider acceptance of Medall’s business in the communities in which it operates and its ability to compete effectively within its industry, all of which Medall may be negatively affected by a wide variety of reasons. For example, individual decisions regarding when to access healthcare services may be impaired by the absence of a developed health insurance sector or the lack of appropriate government programs to cover the costs of healthcare. Moreover, given the small proportion of people in India presently with health insurance, customers in India generally are responsible for all or part of the cost of diagnostic healthcare services, which means that a decrease in disposable income that can be allocated for healthcare services, or even the perception thereof, such as during times of economic downturn, can lead to a reduction in individuals’ expenditures for healthcare services. In addition, Medall cannot assure you that the current increasing trend in health awareness and demand for preventive healthcare services will continue, and it may even reverse. Any of the above reasons may affect Medall’s ability to maintain or increase growth in walk-in clients, which may adversely affect its business, financial condition, results of operations and cash flows.

Medall’s insurance coverage is limited and may not adequately protect it against all material hazards.
Medall’s insurance coverage is limited. Medall has insurance policies covering its vehicles, professional indemnity insurance for doctors and medical practitioners, burglary insurance, fire and special perils insurance for some of its facilities, premises, and equipment. Medall also maintains directors’ and officers’ liability insurance, which covers its employees, directors and officers from claims made against them. While the policies that Medall maintains would reasonably be adequate to cover all normal risks associated with the operation of its business, there can be no assurance that any claim under the insurance policies maintained by Medall will be honored fully, in part or on time, or that Medall has obtained sufficient insurance (either in amount or in terms of risks covered) to cover all material losses. To the extent that Medall suffers loss or damage for events for which it is not insured or for which its insurance is inadequate, the loss would have to be borne by Medall, and, as a result, its business, financial condition and results of operations could be adversely affected. Medall applies for the renewal of its insurance coverage in the normal course of its business, but it cannot assure you that such renewals will be granted in a timely manner, or at acceptable cost, or at all.
In the event the prior consent of Medall’s insurer is not obtained for its director and officer liability insurance, the coverage under such policy will cease to cover any claims arising on directors and employees covered under the policy, from any actions undertaken post the closing date of the transaction.
Medall outsources some of the tests that it offers to third-party laboratories. Any lapse by such third-party laboratories may have adverse consequences on Medall’s business and reputation.
For select types of tests that Medall offers its customers, Medall believes that it is more cost-effective to outsource the performance of such tests to third-party laboratories than to perform such tests itself. Medall conducts periodic reviews and assessments of its third-party laboratories in order to determine their ability to continue to meet their obligations to Medall. However, Medall does not have control over the actions of its third-party laboratories and cannot guarantee that its third-party laboratories will continue to perform such services to Medall’s satisfaction. Accordingly, Medall is exposed to the risk that its third-party laboratories may be unable to fulfil their contractual obligations to it. Any failure by Medall’s third-party laboratories to perform as required under its contractual or any termination of such arrangements may adversely affect Medall’s operations if it is unable to find suitable replacement laboratories in a timely manner or at all.
The levy of GST on the healthcare services industry in India in general, or on diagnostic or other healthcare services in particular, may adversely affect Medall’s business, financial condition, results of operations, prospects and cash flows.
While healthcare services, including by way of diagnosis, treatment or care, provided by clinical establishments or authorized medical practitioners or paramedics in recognized systems of medicines in terms of Clause (h) of section 2 of the Clinical Establishments Act, 2010 are currently exempt from service tax in India under a central notification, there have been instances of tax authorities levying or contemplating the levy of taxes, or disallowing or investigating claimed exemptions or deductions.
The budgetary proposal for the Union Budget of 2011 – 2012 contemplated the imposition of a 5% service tax on healthcare providers in India. Although the proposed levy of tax has not been implemented in the Union Budget, Medall cannot assure you that service tax will not be levied on healthcare service providers in India in the future, or that any such levy will not be introduced or any such exemption presently in force will not be investigated or disallowed by the tax authorities, with retrospective effect. If such an event occurs, Medall may be required to obtain service tax registrations for the provision of healthcare services, or incur significant costs on account of service tax liability, including any arrears of service tax if the relevant tax legislation is retroactively effective.
Failure to comply with privacy laws and regulations may negatively impact Medall’s profitability and cash flows.
Medall must comply with privacy laws and regulations with respect to the use, storage and disclosure of protected patients’ health information, as well as laws pertaining to the electronic transmission of such information, such as the Information Technology (Reasonable security practices and procedures and sensitive personal data on information) Rules, 2011.

In the ordinary course of Medall’s business, it receives certain personal information about its customers and their patients, including by electronic means. Accordingly, Medall depends upon its internal information technology system for the storage and transmission of such confidential information. A compromise in Medall’s security systems that results in customer or patient personal information being obtained by unauthorized persons or Medall’s failure to comply with security requirements for use, storage and/or transmission of sensitive information could adversely affect Medall’s reputation with its customers and result in litigation against Medall or the imposition of penalties and fines, all of which may adversely impact Medall’s business, results of operations, financial condition and liquidity. Furthermore, new requirements for additional security and protection of the privacy of patient information could prove technically difficult, time-consuming or expensive to implement.
Medall may become subject to professional malpractice liability, which could be costly and negatively impact its business.
Although Medall does not believe its operations or activities constitute the practice of medicine, nevertheless, claims, suits or complaints relating to services provided by its laboratories may be asserted against it in the future. In addition, Medall may be subject to professional liability claims, including, without limitation, for improper use or malfunction of its diagnostic imaging equipment or for accidental contamination or injury from exposure to radiation.
Medall may not be able to maintain and currently does not maintain liability insurance to protect it against such claims. Any claim made against Medall that is not fully covered by insurance could be costly to defend, result in a substantial damage award against it and divert the attention of Medall’s management from its operations, which could have a material and adverse effect on its business, reputation, financial condition and its results of operations.
Medall may be unable to obtain, maintain or enforce its intellectual property rights and may be subject to intellectual property litigation that could adversely impact its business.
Medall may be unable to obtain, maintain or enforce its intellectual property rights, including for its “Medall” brand, which is fundamental to its business. The registered or unregistered trademarks or trade names that Medall owns or licenses may be challenged, infringed, circumvented, declared generic, lapse or determined to be infringing on or dilutive of other marks. Medall may not be able to protect its rights in these trademarks and trade names, which it needs in order to build name recognition with potential partners. While Medall has applied for certain trademarks associated with its brand, there can be no assurance that it will obtain registrations for these trademarks in a timely manner or at all. In addition, third parties may in the future file for registration of trademarks similar or identical to Medall’s trademarks. Further, certain of Medall’s applications for the registration of trademarks have been opposed, and there can be no assurance that Medall will be successful in defending its claim to such trademarks. If third parties succeed in registering or developing other legal rights in such trademarks, and if Medall is not successful in challenging such third-party rights, Medall may not be able to use these trademarks to commercialize its technologies or products in certain markets or contexts. If Medall is unable to maintain its name recognition or enforce its trademarks, trade names or other intellectual property, it may not be able to compete effectively and its business, prospects, financial condition and results of operations may be adversely affected.
Further, Medall’s tests and business processes may infringe on the intellectual property rights of others. While Medall takes care to ensure that it complies with the intellectual property rights of others, Medall cannot determine with certainty whether it is infringing on any existing third-party intellectual property rights, which may force Medall to alter its offerings. Medall may also be susceptible to claims from third parties asserting infringement and other related claims. If similar claims are raised in the future, these claims could result in costly litigation, divert management’s attention and resources, subject Medall to significant liabilities and require Medall to enter into potentially expensive royalty or licensing agreements or to cease certain offerings. Infringement and other intellectual property claims, regardless of their merit, can be expensive and time-consuming to litigate. In addition, any requirement to re-engineer Medall’s tests or change its business processes could substantially increase Medall’s costs, force it to interrupt product sales or delay new test releases. Infringement claims could also arise in the future as patents could be issued on tests or processes that Medall may be performing, particularly in such emerging areas as gene-based testing and other specialty testing. Any of the foregoing could have an adverse effect on Medall’s business, results of operations and financial condition.
If Medall is unable to maintain an effective internal control and compliance system, its business and reputation could be adversely affected.
Medall takes reasonable steps to maintain appropriate procedures for compliance and disclosure and to maintain effective internal controls over its financial reporting so that it produces reliable financial reports, and prevents financial fraud. As risks evolve and develop, internal controls must be reviewed on an ongoing basis. Maintaining such internal controls requires human diligence and compliance and is therefore subject to lapses in judgment and failures that result from human error. Any lapses in judgment or failures that result from human error can affect the accuracy of Medall’s financial reporting, resulting in a loss of investor confidence and a decline in the price of Medall’s shares.
Medall and its operations are subject to anti-corruption laws and regulations. These laws prohibit Medall and its employees and intermediaries from engaging in bribes or making other types of prohibited payments to prohibited persons to gain a business advantage. Medall’s transactions and relations with certain third parties could subject Medall to liability under these laws or other local anti-corruption laws. Medall’s code of conduct requires its employees and intermediaries to comply with all applicable laws and Medall is continually enhancing its policies and procedures to ensure compliance with these laws. Additionally, Medall is unable to predict the manner in which these laws may be administered or interpreted or the impact of future regulatory requirements on its business and operations.
Medall cannot provide assurance that it will be completely effective in ensuring its compliance with all applicable anti-corruption laws. If Medall breaks any of the anti-corruption laws, it may be subject to criminal and civil penalties, disgorgement, other sanctions and remedial measures, as well as associated legal expense, which could have an adverse impact on Medall’s business, financial condition, results of operations and liquidity. Additionally, any investigation of a potential violation of the anti-corruption laws by the relevant authorities could have an adverse impact on Medall’s reputation, its business, results of operations and financial condition.
As a result of sanctions imposed by countries, including the United States, Commonwealth countries and member states of the European Union, business activities in particular countries or with certain individuals are regulated, restricted or prohibited. Failure to comply with these laws and regulations may expose Medall to risk of adverse and material financial, operational, or other impacts. Sanctions regimes and related laws and regulations are complex and fluid and may be enacted, amended, enforced or interpreted in a manner that materially impacts Medall’s operations. To the best of Medall’s knowledge, neither Medall nor its affiliates, are the subject, or have ever been the subject, of any sanctions or a related government investigation or enforcement action.
If either Medall or its affiliates are found to be in violation of sanctions laws, Medall or its affiliates could be subject to financial or other penalties. Even when a violation of sanctions laws cannot be established, government investigations or other actions by other related groups may result in reputational or other harm to Medall.
Failure to establish, and conform to, appropriate quality standards could adversely affect Medall’s reputation and results of operations.
The provision of pathology testing services and imaging services involves inherent risks. Medall’s services are intended to provide healthcare providers with information needed to care for their patients and individuals with information that assists with the identification of diseases or risks from particular chronic diseases. Any delays or inaccuracies in the results that Medall provides may result in the patient undergoing wrong treatment or the wrong course of action which could cause the patient to suffer great stress or harm. As a result of these risks, users of Medall’s diagnostic healthcare services have a greater sensitivity to errors than users of services or products that are not intended for the diagnosis, treatment and prevention of diseases. If Medall is unable to meet the appropriate quality standards or if it is negligent, it can lead to inappropriate treatment of patients or other adverse events. Medall may be sued by its clients under applicable laws including the Consumer Protection Act, 1986, as amended, and may be subject to substantial damages awards or risks to its reputation in such events.

Medall’s quality certifications are critical to the marketing success of its services. If Medall’s testing components fail to meet these standards or fail to adapt to evolving standards, Medall’s goodwill will be harmed, its competitive advantage could be adversely affected, and Medall could lose customers and market share. Medall has received accreditations from, inter alia, the National Accreditation Board for Testing and Calibration Laboratories (“NABL”) in respect of some of its centers. NABL prescribes best practices that Medall must adopt and implement to maintain such accreditation. NABL also conducts periodic audits of Medall’s facilities to assess its compliance with their prescribed standards. Accreditations from these accreditors may be delayed, such that Medall may operate for a period of time with pending accreditations. Furthermore, if one of Medall’s laboratories fails to comply with the prescribed practices of these organizations, Medall could lose one or more of its accreditations, which may adversely affect its reputation, its ability to attract customers and results of operations.
Medall’s business is subject to seasonality.
Medall experiences seasonal fluctuations in its revenue and profitability. Medall generally experiences a higher volume of preventive diagnostic and wellness tests and earn more revenue in the fourth quarter (which ends March 31) than in other quarters of a given fiscal. This may be due in part to the seasonal effects of Indian festival holidays, which impact demand during the quarters ended September 30 and December 31 each year, and a higher spend by employees of many of Medall’s Indian company clients toward the end of a particular fiscal. In light of the foregoing, Medall generally times its marketing and promotional activities to run during the fourth quarter, which helps drive volumes in that quarter. Increased prevalence of a particular virus or other pathogen in the general population often causes an increased demand for specific diagnostic healthcare testing for that virus. As a result of these infectious disease outbreaks, Medall experiences year-on-year seasonal fluctuations. Year-on-year fluctuations may also occur as a result of pharmaceutical companies encouraging physicians to sell certain treatments or medications, which could lead to more testing of related conditions. Such fluctuations in revenue and profitability could have a material adverse effect on Medall’s business, financial condition and results of operations.
Increased staff costs could negatively affect Medall’s ability to operate efficiently and adversely affect its profitability. An inability to attract and retain experienced and qualified personnel could adversely affect Medall’s business.
Medall’s staff includes medical doctors, PhDs and postgraduates in biochemistry, pathology, microbiology and other science related disciplines. As of the end of financial year 2018, Medall had 2,569 employees (including lab technicians, marketing employees, finance/administration/corporate office/others, consultants, nuclear medical professionals, trainees and those under contractual employment with Medall) and 137 full time consultants. For the fiscal year ending on March 31, 2018, Medall’s employee benefits expense was approximately INR 636 million, which comprised 18% of total revenues for the same period.
As demand for labor grows in India, there could be a corresponding rise in salary and wage costs, causing Medall to increase the salaries of its employees for attraction and retention purposes. Increases in labor costs will increase Medall’s expenses and could have a material adverse effect on Medall’s business, financial condition and results of operations.
Success in maintaining and growing its diagnostic testing services business depends in part on Medall’s ability to attract and retain skilled research professionals. In addition, the success of Medall’s pathology testing business also depends on employing and retaining qualified and experienced laboratory professionals, including specialists, who perform specialized laboratory testing services and work during off-peak hours. Medall faces significant competition for qualified and competent personnel for its operations. While Medall attempts to provide competitive compensation packages to attract and retain key personnel, some of Medall’s competitors may have greater resources and more experience than Medall, making it difficult for Medall to compete for key personnel.
Medall conducts business operations on leased premises and its inability to renew such leases may adversely affect Medall’s operations.
Substantially all of Medall’s laboratories and business premises have been taken on a lease or leave and license basis. Any adverse impact on the title of the owners from whose premises Medall operates, breach of the contractual terms of any lease, leave and license agreements, or if any of the owners of these premises do not renew the agreements under which Medall occupies the premises, or if they seek to renew such agreements on terms and conditions unfavorable to Medall, or if they terminate Medall’s agreements, Medall may suffer a disruption in its operations and will have to look for alternate premises. Medall may be unable to relocate its laboratories and other offices in a timely manner or at an acceptable cost, which may adversely affect its business and results of operations.
Further, certain of Medall’s lease agreements may have not been registered with local authorities or may not be duly stamped as per applicable law. Consequently, Medall may not be able to enforce these leases in the event of default on behalf of the lessor. Medall may also be required to make additional stamp duty or similar payments for certain of its lease agreements that may currently be insufficiently stamped, which could have an adverse effect on Medall’s business, results of operations and financial condition.
Advances in technology could result in healthcare tests being performed without the use of diagnostic healthcare service centers, which could adversely affect Medall’s business, results of operations and financial condition.
Advances in technology could lead to the development of more cost-effective technologies or non-invasive diagnostic healthcare tests which are more convenient or less expensive than the tests that Medall offers. The introduction of such technology and its subsequent use by Medall’s existing and potential customers could lead to a decline in the demand for Medall’s services. Medall’s customers are often referred to it by doctors that choose to outsource their testing, usually because they lack the expertise or the resources to conduct the testing themselves in a cost-effective manner. Advances in technology may lead to the development of more cost-effective tests that can be performed outside a commercial clinical laboratory, such as tests that can be performed by hospitals in their own laboratories, point-of-care tests that can be performed by doctors in their surgeries, or home-testing that can be performed by patients or other non-medical professionals themselves, such as pregnancy and diabetes tests. In addition, manufacturers of laboratory equipment and test kits could seek to increase their sales by marketing point-of-care laboratory equipment to physicians and by selling test kits approved for home use to both physicians and patients. Increased testing by physicians in their offices and home use by patients could affect the market for Medall’s services and adversely affect its income.
Medall’s inability to meet its obligations, including financial and other covenants under its financing arrangements could adversely affect its business, results of operations and financial condition.
Medall’s ability to meet its obligations towards lenders and repay its outstanding borrowings will depend primarily on the cash generated by its business. Medall’s financing agreements contain certain restrictive covenants that limit its ability to undertake certain types of transactions, any of which could adversely affect Medall’s business and financial condition. Medall is required to obtain prior approval from its lenders for, among other things:
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effecting any change in the ownership or control of Medall;

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effecting any change in the capital structure of Medall or any amendments to its memorandum or articles of association;

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entering into any schemes of mergers, amalgamations, compromise or reconstruction.

Medall’s failure to meet its obligations under its financing agreements could have an adverse effect on its business, results of operations and financial condition.
Medall’s future borrowings may also contain similar restrictive provisions. If Medall fails to meet its obligations or covenants provided under the financing agreements, the relevant lenders could declare Medall to be in default under the terms of its agreements or accelerate the maturity of its obligations. Medall cannot assure you that, in the event of any such acceleration, it will have sufficient resources to repay the borrowings.

If Medall pursues strategic acquisitions, it may not be able to successfully consummate favorable transactions or successfully integrate acquired businesses.
From time to time, Medall may evaluate potential acquisitions that would further its strategic objectives. Companies or operations acquired or joint ventures created by Medall may not be profitable or may not achieve sales levels and profitability that justify the investments made. Medall’s corporate development activities may entail financial and operational risks, including diversion of management attention from its existing core businesses, difficulty in integrating or separating personnel and financial and other systems, and negative impacts on existing business relationships with suppliers and customers. Future acquisitions could also result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and increased operating expenses, all of which could adversely affect Medall’s business, financial condition, results of operations and prospects. Medall’s inorganic strategy may expose it to other potential risks such as hidden liabilities and contingencies not discovered in its due diligence process, management distraction from the existing business during acquisition and integration process, cultural challenges associated with integrating the acquired businesses, failure to obtain required government and other regulatory approvals for successful completion of the acquisitions.
Medall has in the past entered into related party transactions and may continue to do so in the future.
Medall has entered into various transactions with related parties. While Medall believes that all such transactions have been conducted on an arm’s length basis and contain commercially reasonable terms, Medall cannot assure you that it could not have achieved more favorable terms had such transactions been entered into with unrelated parties. It is likely that Medall may enter into related party transactions in the future. Medall cannot assure you that such transactions, individually or in the aggregate, even if entered into at arms-length terms will not have an adverse effect on its business, results of operations, cash flows and financial condition.
Risks Related to Medall’s Operations in India
Medall’s business is substantially affected by prevailing economic, political and other prevailing conditions in India.
Medall is located in India, and the majority of its assets and employees are located in India. As a result, Medall is highly dependent on prevailing economic conditions in India and its results of operations are significantly affected by factors influencing the Indian economy. Factors that may adversely affect the Indian economy, and therefore Medall’s results of operations, may include:
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any increase in Indian interest rates or inflation;

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political instability, a change in government or a change in the economic and deregulation policies;

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domestic consumption and savings;

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balance of trade movements, namely export demand and movements in key imports (oil and oil products);

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annual rainfall which affects agricultural production;

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any exchange rate fluctuations;

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any scarcity of credit or other financing in India, resulting in an adverse impact on economic conditions in India and scarcity of financing for Medall’s expansions;

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prevailing income conditions among Indian consumers and Indian corporations;

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volatility in, and actual or perceived trends in trading activity on, India’s principal stock exchanges;

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changes in India’s tax, trade, fiscal or monetary policies;

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occurrence of natural or man-made disasters;

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prevailing regional or global economic conditions, including in India’s principal export markets; and

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other significant regulatory or economic developments in or affecting India or its healthcare sector.

High rates of inflation in India could increase Medall’s costs without proportionately increasing its revenues, and as such decrease Medall’s operating margins. Any slowdown or perceived slowdown in the Indian economy, or in the healthcare sector of the Indian economy, could adversely impact Medall’s business, results of operations and financial condition and, subsequent to the Closing, the price of Constellation Healthcare’s securities.
Changing laws, rules and regulations and legal uncertainties in India, including adverse application of corporate and tax laws, may adversely affect Medall’s business and financial performance.
The regulatory and policy environment in which Medall operates is evolving and subject to change. Such changes, including the instances briefly mentioned below, may adversely affect Medall’s business, financial condition, results of operations and prospects, to the extent that it is unable to suitably respond to and comply with such changes in accordance with applicable law and policy. The (Indian) Companies Act, 2013 (the “Companies Act”) contains significant changes to Indian company law, including in relation to the issue of capital by companies, related party transactions, corporate governance, audit matters, shareholder class actions and restrictions on the number of layers of subsidiaries. Moreover, companies exceeding certain net worth, revenue or profit thresholds are required to spend at least 2.0% of average net profits from the immediately preceding three financial years on corporate social responsibility projects, failing which an explanation is required to be provided in such companies’ annual reports. In addition, such companies are required to disclose their corporate social responsibility policies and activities on their websites, if any. The Government of India has introduced a comprehensive nationwide goods and services tax (‘GST’) regime with effect from July 1, 2017. GST has replaced most of the significant indirect taxes levied in the past by the Centre and State Governments in India. With respect to other services provided by Medall, the effect of the increase in tax rates has been partially mitigated by the availability of input credit to Medall for tax charged on procurement of goods for business purposes. However, Medall is in the process of availing the credit on procurement of goods. Finally, the implementation of the GST law may result in a lengthening of the cycle for the receipt by Medall of accounts receivable, which could potentially have a negative effect on its liquidity. Overall, the impact on Medall is mixed, however, this new indirect tax regime has led to a substantial increase in compliance costs as Medall has moved to de-centralized registration under GST from a centralized service tax registration in the erstwhile regime. Accordingly, Medall is undertaking all the required compliances from each state where commercial transactions are being affected. While Medall has complied with the requirements of the new tax regime from the date of implementation in India, there are certain areas where Medall is in the process of finalizing the tax positions as the GST laws lack clarity in that respect. The implementation of GST laws in India is in its initial phase, and during such time the impact of the new indirect tax environment on Medall continues to be closely monitored by Medall on a regular basis.
Place of effective management of Medall as per Indian Income Tax laws
Pursuant to the Indian Income-tax Act, 1961, as amended (the “IT Act”), persons resident in India are subject to taxation on their global income. Persons not resident in India are subject to taxes only on income received, accruing or arising in India or deemed to have been received, accrued or arisen in India.
Under the IT Act, a company is considered to be a resident in India if it is incorporated in India or if the control and management of its affairs is situated wholly in India. Individuals and companies that do not fulfill the above criteria are treated as non-residents for purposes of the IT Act. The Indian Finance Act, 2015, amended this definition and brought in the concept of Place of Effective Management (“PoEM”), whereby a company would be considered a resident in India if its place of effective management in that year is in India. Thus, a foreign company will be resident in India if its PoEM in that year is in India. The definition of PoEM has been explained to mean a place where key management and commercial decisions that are necessary for the conduct of the business of an entity as a whole, are in substance made. PoEM is an internationally recognized concept and finds mention in several tax treaties.

The Central Board of Direct Taxes has issued guiding principles, or Guidelines, which seek to provide guidance on determination of PoEM for determining residence in India of foreign companies. The Guidelines lay emphasis on the fact that the concept of PoEM is one of substance over form and its determination is fact driven. An entity may have more than one place of management; however, it can have only one PoEM at any point in time. Determination of PoEM needs to be done on a year-by-year basis, and process of such determination would primarily be based on whether Medall is engaged in ‘active business outside India’. If during the tax year, PoEM exists both in and out of India, the PoEM is presumed to be in India if it is predominantly in India. In a scenario where the PoEM of a company is determined to be in India, then such company would be deemed to an Indian tax resident and, accordingly, subject to taxes on its global income.
Business Connection
Pursuant to the IT Act, persons resident in India are subject to taxation on their global income. Persons not resident in India are subject to taxes only on income received, accruing or arising in India or deemed to have been received, accrued or arisen in India. Under the IT Act, income is said to be deemed to be accrued if it is earned through a ‘business connection’ in India.
As per the provisions of the IT Act, the term “business connection” has been defined to include any business activity carried out through a person who habitually exercises an authority to conclude contracts or maintains a stock of merchandise or secures orders mainly or wholly for the non-resident in India.
The Indian Finance Act, 2018 has broadened the scope of the term ‘business connection’ to include ‘significant economic presence’ of the non-resident in India (irrespective of whether the non-resident has established a place of business in India or whether or not the non-resident renders service in India or whether or not the agreement for rendering such service or activities is entered in India). ‘Significant economic presence’ has been defined to include (i) any transaction in respect of any goods/services/property carried out by a non-resident in India including provision of download of data or software in India if the aggregate of payments arising from such transactions exceed the prescribed threshold limit in a year; or (ii) regular interactions with the users in India beyond a prescribed threshold limit through digital means; or (iii) soliciting of business activities in a continuous and systematic manner. It may be pertinent to note that the threshold limits for having significant economic presence in India have not been notified yet.
The Finance Act, 2018 has also broadened the scope of  ‘business connection’ to provide that business connection’ shall include any business activity carried by a person in India for a non-resident where such person habitually concludes contracts or habitually plays the principal role leading to conclusion of the contracts and the contracts are in the name of the non-resident or for the transfer of the ownership of, or for granting of the right to use, property owned by that non-resident or that non-resident has the right to use or for the provision of services by the non-resident.
Thus, if any of the aforementioned conditions are satisfied by a person not resident in India, such person would be said to have a business connection and income attributable to such business connection would be taxable in India.
However, a person not resident in India would also be entitled to claim benefits under the applicable Double Taxation Avoidance Agreement, or DTAA, between India and the country of its residence. The provisions of the DTAA shall be applicable to the extent they are more beneficial than the IT Act.
General Anti Avoidance Rule
The General Anti-Avoidance Rules (the “GAAR”) came into effect on April 1, 2017. GAAR gives Indian tax authorities a wide range of powers while determining tax consequences of an arrangement, which is held to be an impressible avoidance arrangement as defined in the IT Act.
The tax consequences of the GAAR provisions being applied to an arrangement could result in denial of tax benefits, or tax treaty benefits, amongst other consequences. In the absence of any precedents on the subject, the application of these provisions is uncertain. If the GAAR provisions are made applicable to Medall, they may have an adverse tax impact on it.

The impact of any or all of the above changes to Indian legislation on Medall’s business cannot be fully determined at this time. Additionally, Medall’s business and financial performance could be adversely affected by unfavorable changes in or interpretations of existing, or the promulgation of new laws, rules and regulations applicable to Medall and its business. Such unfavorable changes could decrease demand for Medall’s services and products, increase costs and/or subject Medall to additional liabilities. For example, there may continue to be an increasing number of laws and regulations pertaining to the healthcare industry, which may relate to liability for patient privacy, taxation and the quality of services provided by Medall. Any such changes could have an adverse effect on Medall’s business and financial performance.
Medall may be affected by competition law in India and any adverse application or interpretation of the Competition Act, 2002 (“Competition Act”) could adversely affect its business.
The Competition Act regulates practices that could have an appreciable adverse effect on competition in India. Under the Competition Act, any arrangement, understanding or action, whether formal or informal, which causes or is likely to cause an appreciable adverse effect on competition in India is void and may result in substantial penalties and compensation to be paid to persons shown to have suffered losses. Any agreement among competitors which directly or indirectly determines purchase or sale prices, results in bid rigging or collusive bidding, limits or controls production, supply, markets, technical development, investment or the provision of services, or shares the market or source of production or provision of services in any manner, including by way of allocation of geographical area or types of goods or services or number of customers in the market, is presumed to have an appreciable adverse effect on competition. Further, the Competition Act prohibits the abuse of a dominant position by any enterprise either directly or indirectly, including by way of unfair or discriminatory pricing or conditions in the sale of goods or services, using a dominant position in one relevant market to enter into, or protect, another relevant market, or to deny market access, and such practices are subject to substantial penalties and may also be subject to compensation for losses and orders to divide the enterprise. Further, the Competition Commission of India has extraterritorial powers and can investigate any agreements, abusive conduct or combination occurring outside India if such agreement, conduct or combination has an appreciable adverse effect on competition in India.
If Medall is affected, directly or indirectly, by the application or interpretation of any provision of the Competition Act or any proceedings initiated by the Competition Commission of India or any other relevant authority (or any other claim by any other party under the Competition Act) or any adverse publicity that may be generated due to scrutiny or prosecution under the Competition Act, including by way of financial penalties, Medall’s business, financial performance and reputation may be materially and adversely affected.
Acquisitions, mergers and amalgamations which exceed certain revenue and asset thresholds require prior approval by the Competition Commission of India. Any such acquisitions, mergers or amalgamations which have an appreciable adverse effect on competition in India are prohibited and void. There can be no assurance that Medall will be able to obtain approval for such future transactions on satisfactory terms, or at all.
Restrictions on foreign investment in India may prevent Medall from making future acquisitions or investments in India and may require Medall to make changes to its business, which may adversely affect its results of operations, financial condition and financial performance.
India regulates ownership of Indian companies by foreigners, although some restrictions on foreign investment have been relaxed. These regulations and restrictions may apply to acquisitions by Medall or its affiliates of shares in Indian companies or the provision of funding by Medall or any other entity to Indian companies. For example, under its consolidated foreign direct investment policy, or FDI policy, the Government of India has set out requirements for foreign investments in India, including requirements with respect to downstream investments by Indian companies, owned or controlled by foreign entities, and the transfer of ownership or control of Indian companies in sectors with caps on foreign investment from resident Indian persons or entities to foreigners. These requirements, which currently include restrictions on pricing, valuations of shares and sources of funding for such investments and may in certain cases include prior notice to or approval of the Government of India, may adversely affect Medall’s ability to make investments in India. Further, India’s Foreign Exchange Management Act, 1999, as amended, and the rules and regulations promulgated thereunder (“FEMA”), restrict Medall from lending to or borrowing from an Indian subsidiary. There can be no assurance that Medall will be able to obtain any required approvals for future acquisitions or investments in India, or that Medall will be able to obtain such approvals on satisfactory terms. Further, the Government of India has recently made and may continue to make revisions to the FDI Policy on e-commerce in India (including in relation to business model and permitted services). Such changes may require Medall to make changes to its business in order to comply with Indian law.
Constellation Healthcare shareholders may be subject to Indian taxes on income arising through the sale of ordinary shares.
Amendments introduced in 2012 to the Income Tax Act, 1961, as amended, provide that income arising directly or indirectly through the sale of a capital asset, including any shares or interest in a company incorporated outside of India, will be subject to tax in India, if such shares or interest directly or indirectly derive their value substantially from assets located in India, irrespective of whether the seller of such shares has a residence, place of business, business connection, or any other presence in India. Through amendments introduced in 2015 to the Income Tax Act, 1961, the word “substantially” has been defined and investors may be subject to Indian income taxes on the income arising directly or indirectly through the sale of ordinary shares subject to the provisions of double taxation avoidance agreements that India has entered into with other countries. Further, the amendments also contain an exemption with respect to alienation of shares by a transferor-investor whose voting rights or share capital, at any time during twelve-month period preceding the date of sale, does not exceed 5% of the total voting rights or share capital in the company, provided such transferor-investor is not vested with rights of management or control in any other form.
On May 10, 2016, a protocol for amendment of the India-Mauritius tax treaty was signed by India and Mauritius (which came into force on July 19, 2016) under which India is entitled to taxation rights on capital gains arising from alienation of shares acquired on or after April 1, 2017 in an Indian resident company. Further, in respect of such capital gains arising during the transition period beginning April 1, 2017 and ending March 31, 2019, the tax rate will be limited to 50% of the domestic tax rate in India on such gains, subject to fulfillment of certain specified conditions.
Communal disturbances, riots, terrorist attacks and other acts of violence or war involving India and/or other countries could adversely affect India’s economy and the financial markets, result in loss of client confidence, and adversely affect Medall’s business, financial condition, cash flows and results of operations.
India has experienced communal disturbances, terrorist attacks and riots during recent years. Any major hostilities or other acts of violence, including civil unrest or similar events that are beyond Medall’s control, could have a material adverse effect on India’s economy and Medall’s business and may adversely affect the Indian stock markets as well as global equity markets generally. Such acts could negatively impact business sentiment and consumer confidence, which could adversely affect Medall’s business and profitability.
India and other countries may enter into armed conflict or war with other countries or extend pre-existing hostilities. For example, neighboring countries in West and South Asia have experienced instances of civil unrest and hostilities. Military activity or terrorist attacks could adversely affect the Indian economy by, for example, disrupting communications and making travel more difficult. Such events could also create a perception that investments in Indian companies involve a higher degree of risk. This could adversely affect client confidence in India, which could have a negative impact on the economies of India and other countries, on the markets for Medall’s products and services and on its business. Additionally, such events could have a material adverse effect on the market for securities of Indian companies, subsequent to the Closing, the price of Constellation Healthcare’s securities.
Health epidemics and natural calamities in Asia or elsewhere could adversely affect the Indian economy or Medall’s business and the price of its securities.
Since 2003, outbreaks of Severe Acute Respiratory Syndrome in Asia, avian influenza across Asia and Europe, Ebola virus in western Africa, and Influenza A (H1N1) across the world have adversely affected a number of countries and companies. Any future outbreak of infectious diseases or other serious public health epidemics may have a negative impact on the economies, financial markets and level of business activity in affected areas, which may adversely affect Medall’s business. India has also experienced natural calamities such as earthquakes, floods, drought and a tsunami in the recent past. For example, in 2015, the city of Chennai witnessed severe floods. The length and severity of these natural disasters determine the extent of their impact on the Indian economy. Prolonged spells of abnormal rainfall and other natural calamities could have an adverse impact on the Indian economy. Any future outbreak of infectious disease among humans and/or animals or any other serious public health concerns or the occurrence of any natural calamities could materially and adversely affect Medall’s business, prospects, financial condition, cash flows and results of operations, and, subsequent to the Closing, the price of Constellation Healthcare’s securities.
Fluctuation in the value of the Rupee against foreign currencies may have an adverse effect on Medall’s results of operations.
While all of Medall’s revenues and expenses are denominated in Indian Rupees, Medall has and may enter into agreements, including financing agreements and agreements to acquire components and capital equipment, which are denominated in foreign currencies and require Medall to bear the cost of adverse exchange rate movements. Accordingly, any fluctuation in the value of the Rupee against these currencies has and will affect the cost of servicing and repaying any obligations Medall may incur that expose it to exchange rate risk.
Investing in securities that carry emerging market risks can be affected generally by volatility in the emerging markets.
The markets for securities bearing emerging market risks, such as risks relating to India, are influenced by economic and securities market conditions in other emerging market countries to varying degrees. Although economic conditions differ in each country, investors’ reactions to developments in one country may affect securities of issuers in other countries, including India. Accordingly, subsequent to the Closing, the price of Constellation Healthcare’s securities may be subject to significant fluctuations, which may not necessarily be directly or indirectly related to its financial performance.
A decline in India’s foreign exchange reserves may affect liquidity and interest rates in the Indian economy, which could adversely affect Medall.
A decline or future material decline in India’s foreign exchange reserves could impact the valuation of the Rupee and could result in reduced liquidity and higher interest rates which could adversely affect Medall’s financial condition and future financial performance.
Risks Related to CNAC and the Transaction
Subsequent to the consummation of the Transaction, we may be required to take writedowns or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and ordinary share price, which could cause you to lose some or all of your investment.
Although we have conducted due diligence on Medall, we cannot assure you that this diligence revealed all material issues that may be present in Medall’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and Medall’s control will not later arise. As a result, we may be forced to later writedown or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

CNAC will need to obtain new debt financing to pay the full cash purchase price under the Purchase Agreement.
As of June 30, 2018, CNAC had approximately $147 million in its trust account, which will not be sufficient to pay the full cash purchase price under the terms of the Purchase Agreement, even if our public shareholders do not exercise their redemption rights. As a result, CNAC will need to obtain new debt financing to fund the purchase price under the Purchase Agreement and consummate the Transaction. If public shareholders redeem their public shares in connection with the Transaction, CNAC will be required to obtain a greater amount of financing to pay the cash purchase price under the Purchase Agreement. There can be no assurance that CNAC will be able to enter into one or more financings to fund the purchase price under the Purchase Agreement on attractive terms or at all.
There can be no assurance that our ordinary shares will continue to be listed on NASDAQ following the Closing or that we will be able to comply with the continued listing standards of NASDAQ.
Our ordinary shares, units, rights and warrants are currently listed on NASDAQ. In connection with the closing of the Transaction, we intend to apply to continue to list our ordinary shares and warrants on NASDAQ after the Closing under the symbols “COHC” and “COHCW,” respectively. As part of the application process, we are required to provide evidence that we are able to meet the initial listing requirements of NASDAQ. Our application has not yet been approved. This may depend on the number of our public shares that are redeemed. If, after the Transaction, NASDAQ delists our ordinary shares from trading on its exchange for failure to meet the listing standards, we and our shareholders could face significant material adverse consequences including:
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a limited availability of market quotations for our securities;

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a determination that our ordinary shares are a “penny stock” which will require brokers trading in our ordinary shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our ordinary shares;

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a limited amount of analyst coverage; and

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a decreased ability to issue additional securities or obtain additional financing in the future.

If the Transaction’s benefits do not meet the expectations of investors or securities analysts, the market price of our securities may decline.
If the benefits of the Transaction do not meet the expectations of investors or securities analysts, the market price of our securities prior to the Closing may decline. The market values of our securities at the time of the Transaction may vary significantly from their prices on the date the Purchase Agreement was executed, the date of this proxy statement, or the date on which our shareholders vote on the Transaction.
In addition, following the Transaction, fluctuations in the price of our securities could contribute to the loss of all or part of your investment. Prior to the Transaction, there has not been a public market for Medall’s capital stock. Accordingly, the valuation ascribed to Medall may not be indicative of the price that will prevail in the trading market following the Transaction. If an active market for the combined company’s securities develops and continues, the trading price of our securities following the Transaction could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our securities and our securities may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our securities may not recover and may experience a further decline.
Factors affecting the trading price of our securities may include:
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actual or anticipated fluctuations in our quarterly financial results or the quarterly financial results of companies perceived to be similar to us;

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changes in the market’s expectations about our operating results;

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success of competitors;

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our operating results failing to meet the expectation of securities analysts or investors in a particular period;

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changes in financial estimates and recommendations by securities analysts concerning the Company or the specialty chemicals industry in general;

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operating and share price performance of other companies that investors deem comparable to the Company;

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our ability to market new and enhanced products on a timely basis;

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changes in laws and regulations affecting our business;

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our ability to meet compliance requirements;

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commencement of, or involvement in, litigation involving the Company;

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changes in our capital structure, such as future issuances of securities or the incurrence of additional debt;

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the volume of ordinary shares available for public sale;

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any major change in our board of directors or management;

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sales of substantial amounts of ordinary shares by our directors, executive officers or significant shareholders or the perception that such sales could occur; and

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general economic and political conditions such as recessions, interest rates, fuel prices, international currency fluctuations and acts of war or terrorism.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and NASDAQ in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the Company could depress our share price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.
Following the consummation of the Transaction, Constellation Healthcare will incur significant increased expenses and administrative burdens as a public company, which could have an adverse effect on its business, financial condition and results of operations.
Following the consummation of the Transaction, Constellation Healthcare will face increased legal, accounting, administrative and other costs and expenses as a public company that Medall does not incur as a private company. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), including the requirements of Section 404, as well as rules and regulations subsequently implemented by the SEC, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the rules and regulations promulgated and to be promulgated thereunder, the PCAOB and the securities exchanges, impose additional reporting and other obligations on public companies. Compliance with public company requirements will increase costs and make certain activities more time-consuming. A number of those requirements will require Constellation Healthcare to carry out activities Medall has not done previously. For example, Constellation Healthcare will create new board committees and adopt new internal controls and disclosure controls and procedures. In addition, additional expenses associated with SEC reporting requirements will be incurred. Furthermore, if any issues in complying with those requirements are identified (for example, if the auditors identify a material weakness or significant deficiency in the internal control over financial reporting), Constellation Healthcare could incur additional costs rectifying those issues, and the existence of those issues could adversely affect Constellation Healthcare’s reputation or investor perceptions of it. It may also be more expensive to obtain director and officer liability insurance. Risks associated with Constellation Healthcare’s status as a public company may make it more difficult to attract and retain qualified persons to serve on the board of directors or as executive officers. The additional reporting and other obligations imposed by these rules and regulations will increase legal and financial compliance costs and the costs of related legal, accounting and administrative activities. These increased costs will require Constellation Healthcare to divert a significant amount of money that could otherwise be used to expand the business and achieve strategic objectives. Advocacy efforts by shareholders and third parties may also prompt additional changes in governance and reporting requirements, which could further increase costs.
Constellation Healthcare’s failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to it after the Transaction is consummated could have a material adverse effect on its business.
Medall is not currently subject to Section 404 of the Sarbanes-Oxley Act. However, following the consummation of the Transaction, Constellation Healthcare will be required to provide management’s attestation on internal controls. The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those required of Medall as a privately-held company. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after the Transaction. If Constellation Healthcare is not able to implement the additional requirements of Section 404(a) in a timely manner or with adequate compliance, it may not be able to assess whether its internal controls over financial reporting are effective, which may subject it to adverse regulatory consequences and could harm investor confidence and the market price of its securities.
Constellation Healthcare will qualify as an emerging growth company within the meaning of the Securities Act, and if it takes advantage of certain exemptions from disclosure requirements available to emerging growth companies, which could make Constellation Healthcare’s securities less attractive to investors and may make it more difficult to compare Constellation Healthcare’s performance to the performance of other public companies.
Constellation Healthcare will qualify as an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act, as modified by the JOBS Act. As such, Constellation Healthcare will be eligible for and intends to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies for as long as it continues to be an emerging growth company, including (i) the exemption from the auditor attestation requirements with respect to internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act, (ii) the exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements and (iii) reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements. Constellation Healthcare will remain an emerging growth company until the earliest of  (i) the last day of the fiscal year in which the market value of its ordinary shares that are held by non-affiliates exceeds $700 million as of June 30 of that fiscal year, (ii) the last day of the fiscal year in which it has total annual gross revenue of  $1.07 billion or more during such fiscal year (as indexed for inflation), (iii) the date on which it has issued more than $1 billion in non-convertible debt in the prior three-year period or (iv) the last day of the fiscal year following the fifth anniversary of the date of the first sale of its ordinary shares in its initial public offering. In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the exemption from complying with new or revised accounting standards provided in Section 7(a)(2)(B) of the Securities Act as long as Constellation Healthcare is an emerging growth company. An emerging growth company can therefore delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. CNAC has elected not to opt out of such extended transition period and, therefore, Constellation Healthcare may not be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies. Investors may find the ordinary shares less attractive because Constellation Healthcare will rely on these exemptions, which may result in a less active trading market for the ordinary shares and their price may be more volatile.

The unaudited pro forma financial information included herein may not be indicative of what Constellation Healthcare’s actual financial position or results of operations would have been.
The unaudited pro forma financial information included herein is presented for illustrative purposes only and is not necessarily indicative of what Constellation Healthcare’s actual financial position or results of operations would have been had the Transaction been completed on the dates indicated.
Medall’s management has limited experience in operating a public company.
Medall’s executive officers have limited experience in the management of a publicly traded company. Medall’s management team may not successfully or effectively manage its transition to a public company following the Transaction that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of Constellation Healthcare. Medall currently may not have a complement of personnel with the appropriate level of knowledge, experience, and training in the accounting policies, practices or internal controls over financial reporting required of public companies in the United States and US GAAP. The development and implementation of the standards and controls necessary for the combined company to achieve the level of accounting standards required of a public company in the United States may require costs greater than expected. It is possible that Constellation Healthcare will be required to expand its employee base and hire additional employees to support its operations as a public company which will increase its operating costs in future periods.
Our initial shareholders have agreed to vote in favor of the Transaction, regardless of how CNAC’s public shareholders vote.
Unlike many other blank check companies in which the initial shareholders agree to vote their Founder Shares in accordance with the majority of the votes cast by the public shareholders in connection with an initial business combination, CNAC’s initial shareholders have agreed to vote their Founder Shares, as well as any public shares purchased during or after CNAC’s initial public offering, in favor of the Transaction. CNAC’s initial shareholders own approximately 21% of the outstanding ordinary shares. Accordingly, it is more likely that the necessary shareholder approval to complete the Transaction will be received than would be the case if CNAC’s initial shareholders agreed to vote their Founder Shares in accordance with the majority of the votes cast by CNAC’s public shareholders.
If CNAC is not able to complete its initial business combination by March 23, 2019, it will cease all operations except for the purpose of winding up and CNAC will redeem its public shares and liquidate, in which case the warrants will expire worthless.
The Sponsor and CNAC’s officers and directors have agreed that CNAC must complete its initial business combination before March 23, 2018. CNAC may not be able to find a suitable target business and consummate its initial business combination within such time period. CNAC’s ability to complete its initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein.
If CNAC is unable to consummate its initial business combination by March 23, 2019, CNAC will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the trust account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to the public shareholders by way of redemption and cease all operations except for the purposes of winding up of its affairs. This redemption of public shareholders from the Trust Account shall be effected as required by function of CNAC’s memorandum and articles of association and prior to any voluntary winding up. In the event of liquidation, there will be no distribution with respect to the company’s outstanding warrants. Accordingly, the warrants will expire worthless.
For illustrative purposes, based on funds in the Trust Account of approximately $147 million on June 30, 2018, the estimated per share redemption price would have been approximately $10.22.

Our Sponsor, directors, officers, advisors or their affiliates may elect to purchase shares from public shareholders, which may influence the vote on the Transaction and reduce the public “float” of ordinary shares.
Our sponsor, directors, officers, advisors or their affiliates may purchase ordinary shares in privately negotiated transactions or in the open market either prior to or following the completion of the Transaction, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of such shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor and CNAC’s directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. The purpose of such purchases could be to vote such shares in favor of the Transaction and thereby increase the likelihood of obtaining shareholder approval of the Transaction. This may result in the completion of the Transaction that may not otherwise have been possible.
In addition, if such purchases are made, the public “float” of the ordinary shares and the number of beneficial holders of Constellation Healthcare’s securities may be reduced, possibly making it difficult for Constellation Healthcare to obtain the quotation, listing or trading of its securities on a national securities exchange.
We will incur substantial debt to complete the Transaction, which may adversely affect our leverage and financial condition and thus negatively impact the value of our shareholders’ investment in us.
Pursuant to the Purchase Agreement, we expect to incur substantial indebtedness to complete the Transaction. The incurrence of this debt could have a variety of negative effects, including:
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default and foreclosure on our assets if our operating revenues after the Closing are insufficient to repay our debt obligations;

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acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

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our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand;

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our inability to obtain necessary additional financing if the debt security contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

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our inability to pay dividends on our ordinary shares;

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using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our ordinary shares if declared, our ability to pay expenses, make capital expenditures and acquisitions, and fund other general corporate purposes;

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limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

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increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation;

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limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, and execution of our strategy; and

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other disadvantages compared to our competitors who have less debt.

Our ability to successfully effect the Transaction and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel, including the key personnel of Medall, all of whom we expect to stay with Medall following the Transaction. The loss of such key personnel could negatively impact the operations and profitability of the combined business.
Our ability to successfully effect the Transaction and successfully operate the business is dependent upon the efforts of certain key personnel, including the key personnel of Medall. Although we expect all of such key personnel to remain with the combined company following the Transaction, neither we nor Medall have employment agreements with senior management and key personnel. It is possible that we and Medall will lose some key personnel, the loss of which could negatively impact the operations and profitability of the combined company. Furthermore, while we have scrutinized individuals we intend to engage to stay with Medall following the Transaction, our assessment of these individuals may not prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause us to have to expend time and resources helping them become familiar with such requirements.
CNAC’s board of directors did not obtain a fairness opinion in determining whether or not to proceed with the Transaction and, as a result, the terms may not be fair from a financial point of view to CNAC’s public shareholders.
In analyzing the Transaction, the CNAC board of directors conducted significant due diligence on Medall. For a complete discussion of the factors utilized by CNAC’s board of directors in approving the Transaction, see the section entitled, “Proposal No. 1 — Approval of the Transaction — CNAC’s Board of Directors’ Reasons for the Approval of the Transaction.” The CNAC board of directors believes because of the financial skills and background of its directors, it was qualified to conclude that the Transaction was fair from a financial perspective to its shareholders and that Medall’s fair market value was at least 80% of CNAC’s net assets (excluding deferred underwriting discounts and commissions). Notwithstanding the foregoing, CNAC’s board of directors did not obtain a fairness opinion to assist it in its determination. Accordingly, CNAC’s board of directors may be incorrect in its assessment of the Transaction.
The ability of our public shareholders to exercise redemption rights with respect to a large number of ordinary shares could increase the probability that the Transaction will be unsuccessful and that our shareholders will have to wait for liquidation in order to redeem their public shares.
Since the Purchase Agreement requires that CNAC pay to the Sellers approximately $166,000,000 at the Closing, the majority of which CNAC intends to fund from the funds held in the Trust Account, the probability that the Transaction will be unsuccessful is increased if a large number of public shares are tendered for redemption. If the Transaction is unsuccessful, public shareholders will not receive their pro rata portion of the Trust Account until the Trust Account is liquidated. If public shareholders are in need of immediate liquidity, they could attempt to sell their public shares in the open market; however, at such time, the ordinary shares may trade at a discount to the pro rata per share amount in the Trust Account. In either situation, CNAC’s shareholders may suffer a material loss on their investment or lose the benefit of funds expected in connection with the redemption until CNAC is liquidated or CNAC’s shareholders are able to sell their public shares in the open market.
If a shareholder fails to comply with the procedures for tendering its public shares in connection with the Transaction, such shares may not be redeemed.
This proxy statement describes the various procedures that must be complied with in order for a shareholder to validly redeem its public shares. In the event that a shareholder fails to comply with these procedures, its shares may not be redeemed.
Our public shareholders will not have any rights or interests in funds from the Trust Account, except under certain limited circumstances. To liquidate their investment, therefore, public shareholders may be forced to sell their public shares, rights or warrants, potentially at a loss.
Our public shareholders will be entitled to receive funds from the Trust Account only (i) in the event of a redemption of the public shares prior to any winding up in the event we do not consummate our initial business combination by March 23, 2019, (ii) if they redeem their shares in connection with an initial business combination that we consummate or (iii) if they redeem their shares in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination by March 23, 2019 or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity. In addition, if we are unable to complete an initial business combination by March 23, 2019 for any reason, compliance with British Virgin Islands law may require that we submit a plan of liquidation to our shareholders for approval prior to the distribution of the proceeds held in the Trust Account. In that case, public shareholders may be forced to wait beyond March 23, 2019 before they receive funds from the Trust Account. In no other circumstances will a public shareholder have any right or interest of any kind in the Trust Account. Accordingly, to liquidate your investment, you may be forced to sell your public shares, rights or warrants, potentially at a loss.
If a shareholder or a “group” of shareholders are deemed to hold in excess of 20% of the public shares, such shareholder or group will lose the ability to redeem all such public shares in excess of 20% of the public shares.
Our memorandum and articles of association provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 20% of the public shares, which we refer to as the “Excess Shares.” However, we would not be restricting its shareholders’ ability to vote all of their ordinary shares (including Excess Shares) for or against a business combination. The inability of a shareholder to redeem the Excess Shares will reduce its influence over our ability to complete a business combination and such shareholder could suffer a material loss on its investment in us if it sells Excess Shares in open market transactions. Additionally, such shareholder will not receive redemption distributions with respect to the Excess Shares if we complete a business combination. And as a result, such shareholder will continue to hold that number of shares exceeding 20% and, in order to dispose of such shares, would be required to sell its shares in open market transactions, potentially at a loss.
Public shareholders who purchased units in CNAC’s initial public offering and do not exercise their redemption rights may pursue rescission rights and related claims.
CNAC’s public shareholders may allege that some aspects of the Transaction are inconsistent with the disclosure contained in the Prospectus issued by CNAC in connection with the offer and sale of units in its initial public offering, including the structure of the proposed Transaction. Consequently, a public shareholder who purchased units in CNAC’s initial public offering (excluding the initial shareholders) and still holds them at the time of the Transaction and who does not seek to exercise redemption rights, might seek rescission of the purchase of the units such holder acquired in CNAC’s initial public offering. A successful claimant for damages under federal or state law could be awarded an amount to compensate for the decrease in the value of such holder’s shares caused by the alleged violation (including, possibly, punitive damages), together with interest, while retaining the shares. If shareholders bring successful rescission claims against CNAC, it may not have sufficient funds following the consummation of the Transaction to pay such claims, or if claims are successfully brought against CNAC following the consummation of the Transaction, CNAC’s results of operations could be adversely affected and, in any event, CNAC may be required in connection with the defense of such claims to incur expenses and divert employee attention from other business matters.
If third parties bring claims against CNAC, the proceeds held in the Trust Account could be reduced and the per-share redemption amount received by shareholders may be less than $10.10 per share.
CNAC’s placing of funds in the Trust Account may not protect those funds from third-party claims against CNAC. Although CNAC seeks to have all vendors, service providers (other than CNAC’s independent auditors), prospective target businesses and other entities with which CNAC does business execute agreements with CNAC waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the public shareholders, such parties may not execute such agreements, or even if they execute such agreements they may not be prevented from bringing claims against the Trust Account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against Constellation’s assets, including the funds held in the Trust Account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, CNAC’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such third-party’s engagement would be significantly more beneficial to CNAC than any alternative.

Examples of possible instances where CNAC may engage a third-party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with CNAC and will not seek recourse against the Trust Account for any reason. Upon redemption of CNAC’s public shares, if CNAC is unable to complete its business combination within the prescribed timeframe, or upon the exercise of a redemption right in connection with CNAC’s business combination, CNAC will be required to provide for payment of claims of creditors that were not waived that may be brought against CNAC within the 10 years following redemption. Accordingly, the per-share redemption amount received by public shareholders could be less than the $10.10 per share initially held in the Trust Account, due to claims of such creditors. In order to protect the amounts held in the Trust Account, the Sponsor, agreed to be liable to CNAC if and to the extent any claims by a vendor for services rendered or products sold to CNAC, or a prospective target business with which CNAC has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account. This liability will not apply with respect to any claims by a third-party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under CNAC’s indemnity of the underwriters of CNAC’s initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third-party, then the Sponsor will not be responsible to the extent of any liability for such third-party claims. CNAC has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations. Therefore, CNAC cannot assure you that the Sponsor would be able to satisfy those obligations.
If, before distributing the proceeds in the Trust Account to the public shareholders, CNAC files a bankruptcy petition or an involuntary bankruptcy petition is filed against CNAC that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of CNAC’s shareholders and the per-share amount that would otherwise be received by the public shareholders in connection with CNAC’s liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to the public shareholders, CNAC files a bankruptcy petition or an involuntary bankruptcy petition is filed against CNAC that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in CNAC’s bankruptcy estate and subject to the claims of third parties with priority over the claims of CNAC public shareholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by CNAC’s public shareholders in connection with CNAC’s liquidation may be reduced.
Future issuances of equity securities may dilute the interests of CNAC’s shareholders and reduce the price of CNAC’s securities.
Any future issuance of CNAC’s equity securities could dilute the interests of CNAC’s then existing shareholders and could substantially decrease the trading price of CNAC’s securities. CNAC may issue equity or equity-linked securities in connection with the Transaction or in the future, including pursuant to a private investment in public equity, or PIPE, or other offering of equity securities, for a number of reasons, including to finance CNAC’s operations and business strategy (including in connection with acquisitions and other transactions), to adjust CNAC’s ratio of debt to equity, to satisfy its obligations upon the exercise of then-outstanding options or other equity-linked securities, if any, or for other reasons.
Our sponsor, executive officers and directors have potential conflicts of interest in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.
When you consider the recommendation of CNAC’s board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that certain of CNAC’s directors and officers have interests in the Transaction that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•
the beneficial ownership of our sponsor and directors of an aggregate of 3,882,500 ordinary shares, which shares would become worthless if CNAC does not complete a business combination within the applicable time period, as the initial shareholders have waived any right to redemption with respect to these ordinary shares. Such shares have an aggregate market value of approximately $[•] based on the closing price of the ordinary shares of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the beneficial ownership of our sponsor and directors of warrants to purchase 212,500 ordinary shares, which warrants would expire and become worthless if CNAC does not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $[•] based on the closing price of CNAC’s warrants of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

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the beneficial ownership of our sponsor and directors of rights to receive 42,500 ordinary shares, which rights will become worthless if CNAC does not complete a business combination within the applicable time period. Such rights have an aggregate market value of approximately $[•] based on the closing price of CNAC’s rights of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

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the continuation of CNAC’s directors and certain of our officers as directors and officers of Constellation Healthcare; and

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the continued indemnification of current directors and officers of CNAC and the continuation of directors’ and officers’ liability insurance after the Transaction.

These interests may influence CNAC’s directors in making their recommendation that you vote in favor of the Business Combination Proposal and the other proposals described in this proxy statement. You should also read the section entitled “The Business Combination Proposal — Certain Other Interests in the Transaction.”
CNAC may amend the terms of the warrants in a manner that may be adverse to holders with the approval by the holders of a majority of the then outstanding warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of ordinary shares purchasable upon exercise of a warrant could be decreased, all without your approval.
The warrants are subject to the warrant agreement, dated June 19, 2017, between CNAC and Continental Stock Transfer & Trust Company, as warrant agent. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of a majority of the then outstanding warrants to make any change that adversely affects the interests of the registered holders. Accordingly, CNAC may amend the terms of the warrants in a manner adverse to a holder if holders of a majority of the then outstanding warrants approve of such amendment. Although CNAC’s ability to amend the terms of the warrants with the consent of a majority of the then outstanding warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, shorten the exercise period or decrease the number of ordinary shares purchasable upon exercise of the warrants.
CNAC may amend the terms of the rights in a manner that may be adverse to holders with the approval by the holders of a majority of the then outstanding rights.
The rights are subject to the rights agreement, dated June 19, 2017, between CNAC and Continental Stock Transfer & Trust Company, as rights agent. The rights agreement provides that the terms of the rights may be amended without the consent of any holder to cure any ambiguity or correct any defective provision. The rights agreement requires the approval by the holders of a majority of the then outstanding rights (including the private rights) in order to make any change that adversely affects the interests of the registered holders.

CNAC may redeem your unexpired warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
CNAC will have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of  $0.01 per warrant, provided that the last reported sales price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date CNAC gives notice of redemption. If and when the warrants become redeemable by CNAC, CNAC may exercise its redemption right even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws. Redemption of the outstanding warrants could force you (i) to exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so, (ii) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants or (iii) to accept the nominal redemption price which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the private warrants will be redeemable by CNAC so long as they are held by their initial purchasers or their permitted transferees.
We believe we have been a passive foreign investment company, or “PFIC,” since our inception, which could result in adverse U.S. federal income tax consequences to U.S. taxpayers.
If we are a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. taxpayer who holds our ordinary shares, warrants or rights, the U.S. taxpayer may be subject to increased U.S. federal income tax liability and may be subject to additional reporting requirements. Because of the composition of our assets and income, we believe we would have been considered a PFIC since our inception (discussed further in the section entitled “The Business Combination Proposal — Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”). While there is a start-up exception from the PFIC rules, we believe that we do not qualify for such exception because we did not complete a business combination on or prior to the end of our second taxable year. In addition, we may not provide timely financial information that would be required for U.S. taxpayers to make a potentially favorable qualified electing fund (“QEF”) election, and such election would be unavailable with respect to our rights and warrants.
We urge U.S. taxpayers to consult their own tax advisors regarding the application of the PFIC rules.
An investor may be subject to adverse U.S. federal income tax consequences in the event the Internal Revenue Service (“IRS”) were to disagree with the U.S. federal income tax consequences described herein.
We have not sought a ruling from the IRS as to any U.S. federal income tax consequences described herein. The IRS may disagree with the descriptions of U.S. federal income tax consequences contained herein, and its determination may be upheld by a court. Any such determination could subject an investor or our company to adverse U.S. federal income tax consequences that would be different than those described herein. Accordingly, each prospective investor is urged to consult a tax advisor with respect to the specific tax consequences of the acquisition, ownership and disposition of our ordinary shares, rights and warrants, including the applicability and effect of state, local or non-U.S. tax laws, as well as U.S. federal tax laws.
Shareholders may face difficulties in protecting their interests, and their ability to protect their rights through the U.S. federal courts may be limited, because we are incorporated under British Virgin Islands law.
We are a company incorporated under the laws of the British Virgin Islands. As a result, it may be difficult for holders of our securities to enforce judgments obtained in the United States courts against our directors or officers.
Our corporate affairs are governed by our memorandum and articles of association, the BVI Business Companies Act, 2004 (as amended) (the “BVI Companies Act”) and the common law of the British Virgin Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary responsibilities of our directors to us under British Virgin Islands law are governed by the BVI Companies Act and the common law of the British Virgin Islands. The common law of the British Virgin Islands is derived from English common law, and whilst the decisions of the English courts are of persuasive authority, they are not binding on a court in the British Virgin Islands. The rights of our shareholders and the fiduciary responsibilities of our directors under British Virgin Islands law may not be as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the British Virgin Islands has a less developed body of securities laws as compared to the United States, and some states, such as Delaware, have more fully developed and judicially interpreted bodies of corporate law. In addition, while statutory provisions do exist in British Virgin Islands law for derivative actions to be brought in certain circumstances, shareholders in British Virgin Islands companies may not have standing to initiate a shareholder derivative action in a federal court of the United States. The circumstances in which any such action may be brought, and the procedures and defenses that may be available in respect to any such action, may result in the rights of shareholders of a British Virgin Islands company being more limited than those of shareholders of a company organized in the United States. Accordingly, shareholders may have fewer alternatives available to them if they believe that corporate wrongdoing has occurred.
The British Virgin Islands Courts are also unlikely:
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to recognize or enforce against us judgments of courts of the United States based on certain civil liability provisions of U.S. securities laws where that liability is in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the company; and

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to impose liabilities against us, in original actions brought in the British Virgin Islands, based on certain civil liability provisions of U.S. securities laws that are penal in nature.

There is no statutory recognition in the British Virgin Islands of judgments obtained in the United States, although the courts of the British Virgin Islands will in certain circumstances recognize such a foreign judgment and treat it as a cause of action in itself which may be sued upon as a debt at common law so that no retrial of the issues would be necessary provided that the U.S. judgment:
•
the U.S. court issuing the judgment had jurisdiction in the matter and the company either submitted to such jurisdiction or was resident or carrying on business within such jurisdiction and was duly served with process;

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is final and for a liquidated sum;

•
the judgment given by the U.S. court was not in respect of penalties, taxes, fines or similar fiscal or revenue obligations of the company;

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in obtaining judgment there was no fraud on the part of the person in whose favor judgment was given or on the part of the court;

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recognition or enforcement of the judgment would not be contrary to public policy in the British Virgin Islands; and

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the proceedings pursuant to which judgment was obtained were not contrary to natural justice.

In appropriate circumstances, a British Virgin Islands Court may give effect in the British Virgin Islands to other kinds of final foreign judgments such as declaratory orders, orders for performance of contracts and injunctions.
As a result of all of the above, public shareholders may have more difficulty in protecting their interests in the face of actions taken by our board of directors, management or controlling shareholders than they would as public shareholders of a U.S. company.
Shareholders may have difficulty enforcing judgments against our management.
After the Closing, substantially all of our assets will be located outside of the United States and some of our officers and directors may reside outside of the United States. As a result, it may not be possible for shareholders in the United States to enforce their legal rights, to effect service of process upon Constellation Healthcare’s directors or officers or to enforce judgments of United States courts predicated upon civil liabilities of Constellation Healthcare’s directors and officers under federal securities laws. Moreover, we have been advised that India does not have a treaty providing for the reciprocal recognition and enforcement of judgments of courts with the United States.

Our board of directors may, to the extent permitted by applicable law, choose to waive any conditions to consummation of the Transaction and proceed to consummate the Transaction.
The Purchase Agreement contains conditions precedent to the obligations of the parties to consummate the Transaction. For example, CNAC’s obligation to close the Transaction is conditioned upon Medall obtaining consents to the Transaction from counterparties to certain of its agreements, The Purchase Agreement also provides that these conditions precedent may to the extent permitted by applicable law, be waived, in whole or in part, and the Transaction consummated notwithstanding that a condition precedent has not been fulfilled or satisfied and notwithstanding that the waiver of the condition may directly or indirectly impact the financial condition of the combined company. The determination to waive the satisfaction of a condition will be made by our board of directors. No additional vote of the shareholders will be required in connection with the waiver of a condition precedent.
The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Purchase Agreement may result in a conflict of interest when determining whether such changes to the terms of the Purchase Agreement or waivers of conditions are appropriate and in the best interests of our securityholders.
In the period leading up to the closing of the Transaction, other events may occur that, pursuant to the Purchase Agreement, would require the Company to agree to amend the Purchase Agreement, to consent to certain actions or to waive rights that we are entitled to under those agreements. Such events could arise because of changes in the course of Medall’s business, a request by the Sellers to undertake actions that would otherwise be prohibited by the terms of the Purchase Agreement or the occurrence of other events that would have a material adverse effect on Medall’s business and would entitle the Company to terminate the Purchase Agreement. In any of such circumstances, it would be in the discretion of the Company, acting through its board of directors, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he may believe is best for the Company and our securityholders and what he may believe is best for himself or his affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after shareholder approval of the Business Combination Proposal has been obtained. While certain changes could be made without further shareholder approval, if there is a change to the terms of the transaction that would have a material impact on the shareholders, we will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our shareholders with respect to the Business Combination Proposal.
Our Sponsor will have significant influence over the combined company after the Transaction, which could limit your ability to influence the outcome of key transactions, including a change of control.
Immediately following the completion of the Transaction, our sponsor will beneficially own approximately 19.6% of our outstanding ordinary shares (subject to certain assumptions, including: (i) no exercise of redemption rights by CNAC’s public shareholders, (ii) all ordinary shares underlying CNAC’s rights are issued upon closing of the Transaction, (iii) no additional equity securities of CNAC are sold in connection with the Transaction and (iv) no ordinary shares are issued upon exercise of the warrants). In addition, our Sponsor may beneficially own a significant percentage of our outstanding warrants. Because of the degree of concentration of voting power (and the potential for such power to increase upon the purchase of additional stock or the exercise of warrants), your ability to elect members of the combined company’s board of directors and influence our business and affairs, including any determinations with respect to mergers or other business combinations, the acquisition or disposition of assets, the incurrence of indebtedness, the issuance of any additional ordinary shares or other equity securities, the repurchase or redemption of ordinary shares and the payment of dividends, may be diminished.
Additionally, members of our Sponsor are in the business of making investments in companies and may acquire and hold interests in businesses that compete directly or indirectly with us. Such members of our Sponsor may also pursue acquisition opportunities that may be complementary to our business, and, as a result, those acquisition opportunities may not be available to us.

There may be sales of a substantial amount of our ordinary shares after the Transaction by our current shareholders, and these sales could cause the price of our securities to fall.
After the Transaction, there will be 20,023,625 ordinary shares outstanding (subject to certain assumptions, including: (i) no exercise of redemption rights by CNAC’s public shareholders, (ii) all ordinary shares underlying CNAC’s rights are issued upon closing of the Transaction, (iii) no additional equity securities of CNAC are sold in connection with the Transaction and (iv) no ordinary shares are issued upon exercise of the warrants). Of our issued and outstanding ordinary shares that were issued prior to the Transaction, all will be freely transferable, except for any ordinary shares held by our “affiliates,” as that term is defined in Rule 144 under the Securities Act. Following completion of the Transaction, we expect that approximately 19.6% of our outstanding ordinary shares will be held by entities affiliated with our Sponsor, executive officers and directors.
Future sales of our ordinary shares may cause the market price of our securities to drop significantly, even if our business is doing well.
Pursuant to the Registration Rights Agreement, our initial shareholders will be entitled to demand that we register the resale of their securities subject to certain minimum requirements. Our initial shareholders will also have certain “piggyback” registration rights with respect to registration statements filed subsequent to the Transaction.
Upon effectiveness of any registration statement we file pursuant to the Registration Rights Agreement, and upon the expiration of the lockup period applicable to the parties to the Registration Rights Agreement, these parties may sell large amounts of our ordinary shares in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in our share price or putting significant downward pressure on the price of our shares.
Sales of substantial amounts of our ordinary shares in the public market after the Transaction, or the perception that such sales will occur, could adversely affect the market price of our ordinary shares and make it difficult for us to raise funds through securities offerings in the future.
Because we have no current plans to pay cash dividends on our ordinary shares for the foreseeable future, you may not receive any return on investment unless you sell your ordinary shares for a price greater than that which you paid for it.
We may retain future earnings, if any, for future operations, expansion and debt repayment and have no current plans to pay any cash dividends for the foreseeable future. Any decision to declare and pay dividends as a public company in the future will be made at the discretion of our board of directors and will depend on, among other things, our results of operations, financial condition, cash requirements, contractual restrictions and other factors that our board of directors may deem relevant. In addition, our ability to pay dividends may be limited by covenants of any existing and future outstanding indebtedness we or our subsidiaries incur, including our credit facility. As a result, you may not receive any return on an investment in our ordinary shares unless you sell our ordinary shares for a price greater than that which you paid for it. See the section entitled “Price Range of Securities and Dividends — Dividends — Dividend Policy of CNAC.”
After the Closing, our rights will convert into ordinary shares and warrants will become exercisable for our ordinary shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to our shareholders.
If the Transaction is completed, outstanding rights will convert into an aggregate of 1,493,625 ordinary shares and outstanding warrants to purchase an aggregate of 7,468,125 ordinary shares will become exercisable in accordance with the terms of the rights agreement and warrant agreement governing those securities. Holders of our rights will need to affirmatively convert their rights after the consummation of the Transaction. The warrants will become exercisable 30 days after the completion of the Transaction, and will expire at 5:00 p.m., New York time, five years after the completion of the Transaction or earlier upon redemption or liquidation. The exercise price of these warrants will be $11.50 per share, or approximately $85,883,438 in the aggregate for all shares underlying these warrants, assuming none of the warrants are exercised through “cashless” exercise. To the extent such warrants are exercised, additional shares of our ordinary shares will be issued, which will result in dilution to the shareholders of the Company and increase the number of ordinary shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market or the fact that such warrants may be exercised could adversely affect the market price of our ordinary shares.
If, following the Transaction, securities or industry analysts do not publish or cease publishing research or reports about the Company, its business, or its market, or if they change their recommendations regarding our ordinary shares adversely, the price and trading volume of our ordinary shares could decline.
The trading market for our ordinary shares will be influenced by the research and reports that industry or securities analysts may publish about us, our business, our market, or our competitors. Securities and industry analysts do not currently, and may never, publish research on the Company. If no securities or industry analysts commence coverage of the Company, our share price and trading volume would likely be negatively impacted. If any of the analysts who may cover the Company change their recommendation regarding our ordinary shares adversely, or provide more favorable relative recommendations about our competitors, the price of our ordinary shares would likely decline. If any analyst who may cover the Company were to cease coverage of the Company or fail to regularly publish reports on it, we could lose visibility in the financial markets, which in turn could cause our share price or trading volume to decline.

Unaudited Pro Forma Condensed Combined Financial Information
Introduction
CNAC is providing the following unaudited pro forma condensed combined financial information to aid you in your analysis of the financial aspects of the Transaction.
The financial statements of Medall have been prepared in accordance with IFRS and are denominated in Indian Rupees. A reconciliation from Medall’s statement of financial position as of March 31, 2018 and statements of total comprehensive income for the three months ended March 31, 2018 and the year ended March 31, 2018 to the amounts prepared in conformity with US GAAP and denominated in US dollars presented in the Medall column in the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statement of operations is presented below. For both the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statement of operations, an Indian Rupee to U.S. Dollar conversion rate of 1 US Dollar to 68.5 Indian Rupees was used.
The following unaudited pro forma condensed combined balance sheet as of June 30, 2018 combines the unaudited historical condensed consolidated statement of financial position of Medall as of March 31, 2018 with the unaudited historical condensed consolidated balance sheet of CNAC as of June 30, 2018, giving effect to the Transaction as if it had been consummated as of that date.
The following unaudited pro forma condensed combined income statement for the three months ended June 30, 2018 combines the unaudited historical condensed consolidated statement of total comprehensive income of Medall for the three months ended March 31, 2018 with the unaudited historical condensed consolidated statement of operations of CNAC for the three months ended June 30, 2018, giving effect to the Transaction as if it had occurred on April 1, 2017.
The following unaudited pro forma condensed combined income statement for the year ended March 31, 2018 combines the audited historical consolidated statement of total comprehensive income of Medall for the year ended March 31, 2018 with the audited historical statement of operations of CNAC for the year ended March 31, 2018, giving effect to the Transaction as if it had occurred on April 1, 2017.
The historical financial information of Medall was derived from the unaudited consolidated financial statements of Medall for the three months ended March 31, 2018 and the audited consolidated financial statements of Medall for the years ended March 31, 2018 and 2017, included elsewhere in this proxy statement. The historical financial information of CNAC was derived from the unaudited condensed financial statements of CNAC for the three months ended June 30, 2018 and the audited financial statements of CNAC for the year ended March 31, 2018 and 2017, included elsewhere in this proxy statement. This information should be read together with Medall’s and CNAC’s audited and unaudited financial statements and related notes, “Medall Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “CNAC Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.
Description of the Transaction
On August 2, 2018, CNAC, Holdco, Medall and the Sellers, entered into the Purchase Agreement pursuant to which CNAC agreed to purchase all of the issued and outstanding shares of capital stock of Medall. Pursuant to the Purchase Agreement, Sellers will cause to be sold to Holdco, a wholly-owned subsidiary of CNAC, and Holdco will purchase all of the issued and outstanding shares of capital stock of Medall. At the Closing, Holdco will pay to Sellers approximately $166 million, subject to adjustments, as applicable, for 93% of the Shares. The remaining Shares will be purchased by Holdco on June 30, 2019 for approximately $13 million, subject to adjustments, as applicable.
CNAC expects that the Cash Consideration will be funded by a combination of new indebtedness and cash available to CNAC from its initial public offering currently held in the Trust Account.
Accounting for the Transaction
The Transaction will be accounted for in accordance with the acquisition method of accounting. Under this method, the excess of the purchase price of the assets acquired over the book value as of the date of acquisition will be allocated first to the identifiable intangible assets, then any remaining excess to goodwill. All other assets and liabilities to be acquired are primarily estimated to be stated at their fair values, which approximates their recorded cost. In addition, a deferred tax liability will be provided on the difference between the value allocated and their tax basis.
Basis of Pro Forma Presentation
The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Transaction, are factually supportable and are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Transaction.
The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Medall and CNAC have not had any historical relationship prior to the Transaction. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The historical financial information of Medall has been adjusted to give effect to the differences between the accounting principles generally accepted in the United States of America (“US GAAP”) and International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The adjustments presented in the unaudited pro forma condensed combined financial information have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company after giving effect to the Transaction.
The allocation of the purchase consideration for the Transaction depends upon certain estimates and assumptions, all of which are preliminary. The allocation of the purchase consideration has been made for the purpose of developing the unaudited pro forma condensed combined financial information. A final determination of fair values of assets acquired and liabilities assumed relating to the acquisition could differ materially from the preliminary allocation of purchase consideration. This final valuation will be based on the actual net tangible and intangible assets of Medall existing at the acquisition date. Therefore, certain pro forma adjustments, such as recording fair value of assets and liabilities, conversion from IFRS as issued by the IASB to US GAAP, and adjustments for consistency of accounting policy, are preliminary in this unaudited condensed combined pro forma financial information and are subject to further adjustments as additional information becomes available and as additional analyses are performed. The final valuation may materially change the allocation of purchase consideration, which could materially affect the fair values assigned to the assets and liabilities and could result in a material change to the unaudited pro forma condensed combined financial information.
The unaudited pro forma condensed combined financial information has been prepared assuming two alternative levels of redemption into cash of CNAC ordinary shares:
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Scenario 1 — Assuming no redemptions for cash: This presentation assumes that no CNAC shareholders exercise redemption rights with respect to their ordinary shares upon consummation of the Transaction; and

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Scenario 2 — Assuming redemptions of 2,370,580 CNAC ordinary shares for cash: This presentation assumes that CNAC shareholders exercise their redemption rights with respect to a maximum of 2,370,580 ordinary shares upon consummation of the Transaction at a redemption price of approximately $10.22 per share. The maximum redemption amount is derived from the maximum amount of cash that can be paid to the Sellers, after giving effect to payments to redeeming shareholders and the proceeds received from the term loan facility expected to be entered into in conjunction with the Transaction in the amount of INR 350 million (approximately $51.1 million).

PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2018
(UNAUDITED)
(in USD thousands, except share amounts)
			Scenario 1 Assuming No Conversions into Cash			Scenario 2 Assuming Maximum Conversions into Cash
	(A) Medall (Note)	(B) Constellation	Pro Forma Adjustments		Pro Forma Balance Sheet	Pro Forma Adjustments		Pro Forma Balance Sheet
Assets
Current assets:
Cash and cash equivalents	1,545	386	146,952	(1)
			(10,000)	(2)
			(11)	(3)
			51,095	(4)
			(165,732)	(6)	24,234	(24,234)	(5)	—
Restricted cash	4	—	—		4	—		4
Marketable securities	19	—	—		19	—		19
Receivables, net	19,208	—	—		19,208	—		19,208
Inventories	1,802	—	—		1,802	—		1,802
Prepaid expenses and other current assets	2,364	68	1,022	(2)	3,453	—		3,453
Total Current Assets	24,941	453	23,326		48,720	(24,234)		24,486
Cash and marketable securities held in Trust Account	—	146,952	(146,952)	(1)	—	—		—
Property, plant and equipment, net	36,068	—	—		36,068	—		36,068
Equity securities	175	—	—		175	—		175
Intangible assets, net	1,527	—	34,323	(6)	35,850	—		35,850
Goodwill	10,019	—	112,526	(6)
			8,916	(7)	131,462	—		131,462
Income tax assets, net	2,483	—	—		2,483	—		2,483
Deferred tax assets	941	—	(941)	(7)	—	—		—
Other assets	3,302	—	—		3,302	—		3,302
Total Assets	79,457	147,405	31,198		258,060	(24,234)		233,826
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable, accrued expenses and other current liabilities	11,634	99	(8)	(2)	11,725	—		11,725
Advances from related parties	—	11	(11)	(3)	—	—		—
Short-term borrowings, current portion	10,726	—	5,109	(4)	15,835	—		15,835
Amounts due to Sellers	—	—	13,139	(6)	13,139	—		13,139
Income taxes payable	99	—	—		99	—		99
Total Current Liabilities	22,459	110	18,229		40,798	—		40,798
Long-term debt	9,464	—	45,985	(4)	55,449	—		55,449
Deferred underwriting fees	—	5,031	(5,031)	(2)	—	—		—
Deferred tax liabilities	1,663	—	7,975	(7)	9,638	—		9,638
Other liabilities	449	—	—		449	—		449
Total Liabilities	34,035	5,141	67,159		106,334	—		106,334
Commitments and Contingencies
Ordinary shares subject to redemption	—	137,264	(137,264)	(5)	—	—		—
Equity
Non-redeemable preferred stock	30,461	—	(30,461)	(6)	—	—		—
Common stock	96	—	(96)	(6)	—	—		—
Ordinary shares	—	3,703	137,264	(5)	140,967	(24,234)	(5)	116,733
Additional paid-in capital	13,223	—	(13,223)	(6)	—	—		—
Accumulated other comprehensive income	2	—	(2)	(6)	—	—		—
Retained earnings	1,529	1,297	(3,939)	(2)
			(1,529)	(6)	(2,642)	—		(2,642)
Total Shareholders’ Equity	45,311	5,000	88,014		138,325	(24,234)		114,091
Noncontrolling interest	110	—	13,290	(6)	13,401	—		13,401
Total Equity	45,422	5,000	101,304		151,726	(24,234)		127,492
Total Liabilities and Equity	79,457	147,405	31,198		258,060	(24,234)		233,826

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet
(In USD thousands, except per share amounts)
(A)
Derived from the unaudited condensed consolidated statement of financial position of Medall as of March 31, 2018.

(B)
Derived from the unaudited condensed balance sheet of CNAC as of June 30, 2018.

(1)
To reflect the release of cash from investments held in the trust account.

(2)
To reflect the payment of estimated legal, financial advisory and other professional fees related to the Transaction.

(3)
To record repayment of advances from related parties.

(4)
To reflect the proceeds received from the term loan facility expected to be entered into in conjunction with the Transaction.

(5)
In Scenario 1, which assumes no CNAC shareholders exercise their redemption rights, the ordinary shares subject to redemption for cash amounting to $137,264 would be transferred to permanent equity. In Scenario 2, which assumes the maximum number of shares are redeemed for cash by the CNAC shareholders, $24,234 would be paid out in cash. The $24,234, or 2,370,580 ordinary shares, represents the maximum redemption amount providing for a cash payment to the Sellers, after giving effect to payments to redeeming shareholders based on a consummation of the Transaction on June 30, 2018.

(6)
Reflects the allocation, on a preliminary basis, of cost associated with the Transaction under the acquisition method of accounting and the recording of the noncontrolling interest attributable to the Sellers as though the acquisition occurred on June 30, 2018. The final allocation of the purchase consideration for the Transaction will be determined after the completion of a thorough analysis to determine the fair value of all assets acquired and liabilities assumed but in no event later than one year following the completion of the Transaction. Accordingly, the final acquisition accounting adjustments could differ materially from the unaudited pro forma adjustments presented herein. Any increase or decrease in the fair value of the assets acquired and liabilities assumed, as compared to the information shown herein, could also change the portion of the purchase consideration allocable to goodwill and could impact the operating results of the combined Company following the Transaction due to differences in the allocation of the purchase consideration, depreciation and amortization related to some of these assets and liabilities. The preliminary allocation of the purchase price is as follows:

Cash paid at closing	$165,732
Indemnity holdbacks	13,139
Cash to be paid to acquire remaining interest of Medall	13,401
Total consideration	$192,272
Allocated to:
Cash	$1,545
Restricted cash	4
Marketable securities	19
Receivables	19,208
Inventories	1,802
Prepaid expenses and other	2,364
Property and equipment	36,068
Equity securities	175
Income tax assets	2,483
Other assets	3,302

Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet
(In USD thousands, except per share amounts) (Continued)
Accounts payable, accrued expenses and other current liabilities	(11,634)
Income taxes payable	(99)
Long-term debt	(20,190)
Other liabilities	(449)
Deferred tax liability	(9,638)
Net assets assumed	24,960
Excess of purchase price over net liabilities assumed before allocation to identifiable intangible assets and goodwill	$167,312

Breakdown of identifiable intangible assets and goodwill is as follows:
	Amount	Estimated Useful Life (Years)
Service Network	$7,305	17
PPP Contracts	6,795	7
Brand	21,750	17
Intangible Assets	35,850
Goodwill	131,462
	$167,312

Cash paid represents $211,679 enterprise value of Medall less Medall’s net debt as of March 31, 2018 multiplied by the portion of Medall acquired on the closing date (approximately 93%) and less $13,139 of indemnity holdbacks. Such indemnity holdbacks will be paid to the Seller as specified in the Share Purchase Agreement. Cash to be paid to acquire the remaining interest in Medall represents the portion of Medall to be acquired by the combined Company on June 30, 2019 (approximately 7%).
Management made the initial determination that all assets and liabilities to be acquired are primarily estimated to be stated at their fair values, which approximates their recorded cost. The unidentified excess of the purchase price over the fair value of the net assets acquired has been recorded as goodwill.
(7)
Represents the income tax effect of the acquisition date differences between the financial reporting and income tax bases of assets acquired and liabilities assumed, excluding goodwill. The deferred tax liability was calculated using a 33% tax rate.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
THREE MONTHS ENDED JUNE 30, 2018
(UNAUDITED)
(in USD thousands, except share and per share amounts)
			Scenario 1 Assuming No Conversions into Cash			Scenario 1 Assuming Maximum Conversions into Cash
	(A) Medall (Note)	(B) Constellation	Pro Forma Adjustments		Pro Forma Income Statement	Pro Forma Adjustments		Pro Forma Income Statement
Net revenue	13,246	—	—		13,246	—		13,246
Cost of sales	6,688	—	—		6,688	—		6,688
Selling, general and administrative expenses	1,980	158	(23)	(1)	2,115	—		2,115
Depreciation and amortization	1,252	—	671	(8)	1,923	—		1,923
Operating income (loss)	3,326	(158)	(648)		2,519	—		2,519
Other income (expense):
Interest income	—	650	(650)	(2)	—	—		—
Unrealized loss on marketable securities held in Trust Account	—	(48)	—		(48)	—		(48)
Interest expense	(726)	—	(575)	(3)	(1,301)	—		(1,301)
Other income, net	87	—	—		87	—		87
Income (loss) before income tax expense	2,687	444	(1,873)		1,258	—		1,258
Provision for income taxes	(911)	—	496	(4)	(415)	—		(415)
Net income (loss)	1,776	444	(1,377)		843	—		843
Net income attributable to noncontrolling interest	(11)	—	(48)	(5)	(59)	—		(59)
Net income (loss) attributable to shareholders	1,765	444	(1,424)		784	—		784
Weighted average shares outstanding, basic and diluted		5,091,071	14,920,884	(6)	20,011,955	(2,370,580)	(6)	17,641,375
Basic and diluted net income (loss) per share		(0.02)			0.04			0.04

(A)
Derived from the unaudited income statement of Medall for the three months ended March 31, 2018

(B)
Derived from the unaudited income statement of CNAC for the three months ended June 30, 2018

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2018
(UNAUDITED)
(in USD thousands, except share and per share amounts)
			Scenario 1 Assuming No Conversions into Cash			Scenario 2 Assuming Maximum Conversions into Cash
	(C) Medall (Note)	(D) Constellation	Pro Forma Adjustments		Pro Forma Income Statement	Pro Forma Adjustments		Pro Forma Income Statement
Net revenue	51,569	—	—		51,569	—		51,569
Cost of sales	28,369	—	—		28,369	—		28,369
Selling, general and administrative expenses	9,006	306	—		9,313	—		9,313
Depreciation and amortization	5,307	—	2,680	(8)	7,987	—		7,987
Operating income (loss)	8,887	(306)	(2,680)		5,901	—		5,901
Other income (expense):
Interest income	—	1,208	(1,208)	(2)	—	—		—
Unrealized loss on marketable securities held in Trust Account	—	(45)	—		(45)	—		(45)
Interest expense	(2,719)	—	(2,533)	(3)	(5,252)	—		(5,252)
Other income, net	167	—	—		167	—		167
Income (loss) before income tax expense	6,335	856	(6,421)		770	—		770
Provision for income taxes	(2,192)	—	1,938	(4)	(254)	—		(254)
Net income (loss)	4,143	856	(4,484)		516	—		516
Net income attributable to noncontrolling interest	(44)	—	8	(5)	(36)	—		(36)
Net income (loss) attributable to shareholders	4,099	856	(4,476)		480	—		480
Weighted average shares outstanding, basic and diluted		4,721,185	14,920,884	(6)	19,642,069	(2,370,580)	(6)	17,271,489
Basic and diluted net income (loss) per share		(0.05)			0.02			0.02

(C)
Derived from the audited income statement of Medall for the year ended March 31, 2018

(D)
Derived from the audited income statement of CNAC for the year ended March 31, 2018

Pro Forma Adjustments to the Unaudited Condensed Combined Income Statements
(A)
Derived from the unaudited condensed consolidated statements of total comprehensive income of Medall for the three months ended March 31, 2018.

(B)
Derived from the unaudited condensed statements of operations of CNAC for the three months ended June 30, 2018.

(C)
Derived from the audited consolidated statements of total comprehensive income of Medall for the year ended March 31, 2018.

(D)
Derived from the audited statements of operations of CNAC for the year ended March 31, 2018.

(1)
Represents an adjustment to eliminate direct, incremental costs of the Transaction which are reflected in the historical financial statements of Medall and CNAC in the amount of  $0 and $23 as of June 30, 2018, respectively. There were no such amounts recorded as of March 31, 2018.

(2)
Represents an adjustment to eliminate interest income on marketable securities held in the trust account as of the beginning of the period.

(3)
To record expected interest expense incurred on the term loan facility expected to be entered into upon consummation of the Transaction. The term loan is expected to bear an interest rate of 5% per annum, 2% of such amount is expected to be paid upfront on the effective date of the term loan. The 2% will be amortized to interest expense over the first year of the term loan facility. The interest rate used is the interest rate currently agreed between CNAC and the prospective provider of the term loan facility.

(4)
To record normalized blended statutory income tax benefit rate of 33% for pro forma financial presentation purposes.

(5)
To record approximately 7% of noncontrolling interest.

(6)
As the Transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income per share assumes that the shares have been outstanding for the entire period presented. This calculation is retroactively adjusted to eliminate the number of shares redeemed for the entire period.

The following presents the calculation of basic and diluted weighted average common shares outstanding. The calculation of diluted net income per share excludes the effect of warrants to purchase 7,468,125 ordinary shares because the inclusion of these shares would be anti-dilutive.
	Scenario 1 Combined (Assuming No Redemptions for Cash)		Scenario 2 Combined (Assuming Maximum Redemptions for Cash)
	Three Months Ended June 30, 2018	Year Ended March 31, 2018	Three Months Ended June 30, 2018	Year Ended March 31, 2018
Weighted average shares calculation, basic and diluted
CNAC weighted average public shares outstanding	5,091,071	4,721,185	5,091,071	4,721,185
CNAC rights converted to shares	1,493,625	1,493,625	1,493,625	1,493,625
CNAC shares subject to redemption reclassified to equity	13,427,259	13,427,259	11,056,679	11,056,679
Weighted average shares outstanding	20,011,955	19,642,069	17,641,375	17,271,489

Medall Statement of Financial Position as of March 31, 2018
	As of March 31,
	Medall (in INR Lakhs)	Adjustments for US GAAP and IFRS Differences (in INR Lakhs)		Adjusted Medall (in INR Lakhs)	Medall (in USD thousands)	Pro Forma Balance Sheet Classification
Assets
Cash and cash equivalents	1,058	—		1,058	1,545	Cash and cash equivalents
Restricted cash	3	—		3	4	Restricted cash
Marketable securities	13	—		13	19	Marketable securities
Accounts receivable, net	12,903	255	(1)	13,158	19,208	Accounts receivable, net
Inventories	1,235	—		1,235	1,802	Inventories
Prepaid expenses	607	—		607	886	Prepaid expenses and other current assets
Operational advances	935	—		935	1,365	Prepaid expenses and other current assets
Other current assets	77	—		77	113	Prepaid expenses and other current assets
Total current assets	16,830	255		17,085	24,941
Equity securities	120	—		120	175	Equity securities
Property, plant and equipment, net	24,707	—		24,707	36,068	Property, plant and equipment, net
Identifiable intangible assets, net	1,525	(479)	(2)	1,046	1,527	Identifiable intangible assets, net
Goodwill	6,747	116	(3)	6,863	10,019	Goodwill
Income tax assets, net	1,701	—		1,701	2,483	Income tax assets, net
Deferred tax assets	645	—		645	941	Deferred tax assets
Security deposits	1,526	136	(4)	1,662	2,426	Other noncurrent assets
Bank deposits	416	—		416	608	Other noncurrent assets
Other noncurrent assets	320	(136)	(4)	183	268	Other noncurrent assets
Total assets	54,536	(108)		54,428	79,457
Liabilities and Equity
Accounts payable	6,639	—		6,639	9,692	Accounts payable, accrued expenses and other current liabilities
Short-term borrowings, current portion	7,347	—		7,347	10,726	Short-term borrowings, current portion
Accrued compensation and related items	508	—		508	742	Accounts payable, accrued expenses and other current liabilities
Income taxes payable	68	—		68	99	Income taxes payable
Other current liabilities	822	—		822	1,200	Accounts payable, accrued expenses and other current liabilities
Total current liabilities	15,385	—		15,385	22,459
Long-term debt	6,483	—		6,483	9,464	Long-term debt
Deferred tax liabilities	1,000	139	(5)	1,139	1,663	Deferred tax liabilities
Other noncurrent liabilities	308	—		308	449	Other noncurrent liabilities
Total liabilities	23,175	139		23,314	34,035
Non-redeemable preferred stock class A	8,853	—		8,853	12,923	Non-redeemable preferred stock
Non-redeemable preferred stock class B	90	—		90	131	Non-redeemable preferred stock
Non-redeemable preferred stock class C	108	—		108	157	Non-redeemable preferred stock
Non-redeemable preferred stock class D	2,500	—		2,500	3,650	Non-redeemable preferred stock
Non-redeemable preferred stock class E	3,250	—		3,250	4,745	Non-redeemable preferred stock
Non-redeemable preferred stock class F	6,066	—		6,066	8,856	Non-redeemable preferred stock
Common stock Normal	65	—		65	95	Common Stock
Common stock Series A	0	—		0	0	Common Stock
Common stock Series B	1	—		1	1	Common Stock
Common stock Series C	0	—		0	0	Common Stock
Additional paid-in capital	9,058	—		9,058	13,223	Additional paid-in capital
Retained earnings	1,295	(248)	(6)	1,047	1,529	Retained earnings
Accumulated other comprehensive income	—	1	(7)	1	2	Accumulated other comprehensive income
Total shareholders' equity	31,285	(247)		31,038	45,311
Equity attributable to noncontrolling interests	76	—		76	110	Equity attributable to noncontrolling interests
Total equity	31,361	(247)		31,114	45,422
Total liabilities and equity	54,536	(108)		54,428	79,457

Adjustments to Statement of Financial Position
(1)
Under IFRS, the Company has early adopted IFRS 9 and provided for impairment on expected credit loss model. Under US GAAP, impairment is based on expected loss model.

(2)
Under IFRS, cost relating to development activities may be capitalized if certain conditions are satisfied. Under US GAAP (ASC 730-10-25), cost relating to development activities (other than cost relating to computer software developed for internal use) are expensed as incurred. Consequently, such intangibles (other than software) that were capitalized under IFRS have been decapitalized in this reconciliation.

(3)
Under IFRS, the Company took the IND AS101 exemption of not restating past business combinations (prior to 01.04.2015) and continuing with previous GAAP accounting that allowed amortization of goodwill. Under US GAAP, no such exemption exists.

(4)
Under IFRS, interest free security deposits have been fair valued on initial recognition. Under US GAAP (ASC 835-30), imputation of interest on such assets is not required.

(5)
Represents the tax impact of converting from IFRS to US GAAP.

(6)
Represents the net impact on retained earnings of the adjustments of converting from IFRS to US GAAP.

(7)
Under IFRS, mutual funds have been classified at fair value through the statement of total comprehensive income. Under US GAAP, mutual funds are classified as available-for-sale, with changes reported in other comprehensive income until such gains are realized.

(8)
To record the amortization of intangible assets over a weighted average useful life of 15 years.

Medall Statement of Total Comprehensive Income for the Three Months Ended March 31, 2018
	For the Three Months Ended March 31, 2018
	Medall (in INR Lakhs)	Adjustments for US GAAP and IFRS Differences (in INR Lakhs)		Adjusted Medall (in INR Lakhs)	Medall (in USD thousands)	Pro Forma Income Statement Classification
Net revenue	9,074	—		9,074	13,246	Net revenue
Cost of sales	4,582	—		4,582	6,688	Cost of sales
Depreciation and amortisation	876	(18)	(A)	858	1,252	Depreciation and amortization
Selling, general, and administrative expenses	1,387	(31)	(B)	1,356	1,980	Selling, general, and administrative expenses
Operating Income	2,229	49		2,278	3,326
Other income, net	60	(0)	(C)	60	87	Other income/(expense), net
Interest expense	498	—		498	726	Interest expense
Income before Taxes	1,792	49		1,840	2,687
Tax expense	590	34	(D)	624	911	Provision for income taxes
Net Income before allocation to non controlling interest	1,202	15		1,216	1,776
Less: Net income attributable to noncontrolling interest	8	—		8	11	Net income attributable to noncontrolling interest
Net Income after allocation to non controlling interest	1,194	15		1,209	1,765

Medall Statement of Total Comprehensive Income for the Year Ended March 31, 2018
	For the Year Ended March 31, 2018
	Medall (in INR Lakhs)	Adjustments for US GAAP and IFRS Differences (in INR Lakhs)		Adjusted Medall (in INR Lakhs)	Medall (in USD thousands)	Pro Forma Income Statement Classification
Net revenue	35,325	—		35,325	51,569	Net revenue
Cost of sales	19,433	—		19,433	28,369	Cost of sales
Depreciation and amortization	3,709	(73)	(A)	3,635	5,307	Depreciation and amortization
Selling, general, and administrative expenses	6,292	(123)	(B)	6,169	9,006	Selling, general, and administrative expenses
Operating Income	5,891	196		6,088	8,887
Other income, net	115	(1)	(C)	114	167	Other income/(expense), net
Interest expense	1,863	—		1,863	2,719	Interest expense
Income before Taxes	4,144	195		4,339	6,335
Tax expense	1,365	137	(D)	1,501	2,192	Provision for income taxes
Net Income before allocation to non controlling interest	2,780	59		2,838	4,143
Less: Net income attributable to noncontrolling interest	30	—		30	44	Net income attributable to noncontrolling interest
Net Income after allocation to non controlling interest	2,749	59		2,808	4,099

Adjustments to Statements of Total Comprehensive Income
(A)
Under IFRS, cost relating to development activities may be capitalized if certain conditions are satisfied. Under US GAAP (ASC 730-10-25), cost relating to development activities (other than cost relating to computer software developed for internal use) are expensed as incurred. Consequently, such intangibles (other than software) that were capitalized under IFRS have been decapitalized in this reconciliation.

(B)
Adjustment related to (i) Under IFRS, actuarial gains and losses are recognized immediately in other comprehensive income. Under US GAAP, actuarial gains and losses are to be recognized immediately in net income and (ii) Under IFRS, the Company has early adopted IFRS 9 and provided for impairment on expected credit loss model. Under US GAAP, impairment is based on expected loss model.

(C)
Under IFRS, mutual funds have been classified at fair value through the statement of total comprehensive income. Under US GAAP, mutual funds are classified as available-for-sale, with changes reported in other comprehensive income until such gains are realized.

(D)
Represents the tax impact of converting from IFRS to US GAAP.

Comparative Per Share Data
The following table sets forth the per share data of Medall and CNAC on a stand-alone basis and the unaudited pro forma condensed combined per share data for the year ended March 31, 2018 and the three months ended June 30, 2018 after giving effect to the Transaction, (1) assuming no public shareholders exercise redemption rights with respect to their ordinary shares upon the consummation of the Transaction; and (2) assuming that public shareholders exercise their redemption rights with respect to a maximum of 2,370,580 ordinary shares upon consummation of the Transaction and the proceeds received from the term loan facility expected to be entered into in conjunction with the Transaction in the amount of INR 350 million (approximately $51.1 million).
You should read the information in the following table in conjunction with the selected historical financial information summary included elsewhere in this proxy statement, and the historical financial statements of Medall and CNAC and related notes that are included elsewhere in this proxy statement. The unaudited Medall and CNAC pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes included elsewhere in this proxy statement.
The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of Medall and CNAC would have been had the companies been combined during the periods presented.
USD in thousands, except share and per share amounts in USD	Medall	CNAC	Pro Forma Combined Assuming No Redemptions for Cash	Pro Forma Combined Assuming Maximum Redemptions for Cash
Three Months Ended March 31, 2018 (Medall) and Three Months Ended June 30, 2018 (CNAC)
Net income attributable to shareholders	1,765	444	784	784
Shareholders’ equity	45,422	5,000	151,726	127,492
Weighted average shares outstanding – basic and diluted		5,091,071	20,011,955	17,641,375
Basic and diluted net income (loss) per share		(0.02)	0.04	0.04
Shareholders’ equity per share – basic and diluted		0.98	7.58	7.23
Year Ended March 31, 2018
Net income attributable to shareholders	4,099	856	480	480
Weighted average shares outstanding – basic and diluted		4,721,185	19,642,069	17,271,489
Basic and diluted net income (loss) per share		(0.05)	0.02	0.03

Description of the Transaction
On August 2, 2018, CNAC, Holdco, Medall and the Sellers, entered into the Purchase Agreement pursuant to which CNAC agreed to purchase all of the issued and outstanding shares of capital stock of Medall. Pursuant to the Purchase Agreement, Sellers will cause to be sold to Holdco, a wholly-owned subsidiary of CNAC, and Holdco will purchase all of the issued and outstanding shares of capital stock of Medall. At the Closing, Holdco will pay to Sellers approximately $166 million, subject to adjustments, as applicable, for 93% of the Shares. The remaining Shares will be purchased by Holdco on June 30, 2019 for approximately $13 million, subject to adjustments, as applicable.
CNAC expects that the Cash Consideration will be funded by a combination of new indebtedness and cash available to CNAC from its initial public offering currently held in the Trust Account. There can be no assurance that we will be able to obtain debt financing on favorable terms or at all.

SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING OF CNAC SHAREHOLDERS
General
We are furnishing this proxy statement to our shareholders as part of the solicitation of proxies by our board of directors for use at the special meeting in lieu of 2018 annual meeting of shareholders to be held on [•], 2018, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our shareholders on or about [•], 2018. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting of shareholders.
Date, Time and Place of Special Meeting
The special meeting will be held at 10:00 a.m. Eastern time, on [•], 2018, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, NY 10166, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the special meeting if you owned ordinary shares at the close of business on [•], 2018, which is the record date for the special meetings of shareholders. You are entitled to one vote for each ordinary share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 18,530,000 ordinary shares outstanding, of which 14,375,000 are public shares, 3,593,750 are founder shares held by our initial shareholders and 561,250 are private shares held by our initial shareholders.
Vote of initial shareholders
In connection with our initial public offering, we entered into an agreement with our initial shareholders, directors and officers pursuant to which they each agreed to vote the Founder Shares and any other shares acquired during and after our initial public offering in favor of the Business Combination Proposal. This agreement applies to our sponsor as it relates to the Founder Shares and private shares and the requirement to vote its Founder Shares and private shares in favor of the Business Combination Proposal.
Our initial shareholders have also agreed to waive their redemption rights with respect to their Founder Shares and private shares and to waive their redemption rights with respect to any public shares that they may acquire in connection with the completion of our Transaction. The Founder Shares and private shares have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us prior to March 23, 2019. However, our initial shareholders are entitled to redemption rights upon our liquidation with respect to any public shares they may own.
Quorum and Required Vote for Proposals for the Special Meeting of Shareholders
A quorum of our shareholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if at least 50% of our ordinary shares outstanding and entitled to vote at the special meeting are represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum.
The approval of each of the Business Combination Proposal, Director Election Proposal and Adjournment Proposal requires the affirmative vote of the holders of a majority of the ordinary shares that are voted on each such proposal at the special meeting. Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of a vote on any of the Business Combination Proposal, Director Election Proposal or Adjournment Proposal.
None of the proposals are conditioned on the approval of any of the other proposals.

Recommendation to CNAC Shareholders
Our board of directors believes that each of the Business Combination Proposal, the Director Election Proposal and the Adjournment Proposal to be presented at the special meeting is in the best interests of the Company and our shareholders and unanimously recommends that its shareholders vote “FOR” each of the proposals.
When you consider the recommendation of our board of directors in favor of approval of the Business Combination Proposal, you should keep in mind that certain of our directors and our officers have interests in the Transaction that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
the beneficial ownership of our sponsor and directors of an aggregate of 3,882,500 ordinary shares, which shares would become worthless if CNAC does not complete a business combination within the applicable time period, as the initial shareholders have waived any right to redemption with respect to these ordinary shares. Such shares have an aggregate market value of approximately $[•] based on the closing price of the ordinary shares of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the beneficial ownership of our sponsor and directors of warrants to purchase 212,500 ordinary shares, which warrants would expire and become worthless if CNAC does not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $[•] based on the closing price of CNAC’s warrants of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the beneficial ownership of our sponsor and directors of rights to receive 42,500 ordinary shares, which rights will become worthless if CNAC does not complete a business combination within the applicable time period. Such rights have an aggregate market value of approximately $[•] based on the closing price of CNAC’s rights of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the continuation of our directors and certain of our officers as directors and officers of the combined company; and

•
the continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after consummation of a business combination.

Further, all of the ordinary shares currently beneficially owned by our sponsor and certain of our officers and directors are not subject to redemption, and the private rights and private warrants that are held by our sponsor would retire worthless, if the Transaction is not consummated; as a result, our directors and officers have a financial incentive to see the Transaction consummated rather than lose any value that is attributable to those shares, rights and warrants.
Broker Non-Votes and Abstentions
Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to our shareholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote.”
With respect to the special meeting, abstentions are considered present for the purposes of establishing a quorum but will have no effect on the outcome of a vote on any of the Business Combination Proposal, Director Election Proposal or Adjournment Proposal. Broker non-votes will not be counted for the purposes of establishing a quorum and will have no effect on the outcome of a vote on any of the Business Combination Proposal, Director Election Proposal or Adjournment Proposal.

Voting Your Shares
Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the special meeting of shareholders. Your one or more proxy cards show the number of ordinary shares that you own.
If you are a holder of record, there are two ways to vote your shares:
•
You can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the applicable special meeting(s). If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted, as recommended by CNAC’s board of directors. With respect to proposals for the special meeting, that means: “FOR” each of the Business Combination Proposal, Director Election Proposal and Adjournment Proposal.

•
You can attend the special meeting and vote in person. You will be given a ballot when you arrive. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your ordinary shares.

Revoking Your Proxy
If you have submitted a proxy to vote your ordinary shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, CNAC’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902.
No Additional Matters May Be Presented at the Special Meeting
The special meeting has been called only to consider the approval of the Business Combination Proposal, Director Election Proposal and Adjournment Proposal. Under our memorandum and articles of association, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.
Who Can Answer Your Questions About Voting
If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may contact CNAC’s proxy solicitor:
Morrow Sodali LLC
470 West Avenue — 3rd Floor
Stamford, CT 06902
Toll free: (800) 662-5200
Tel: (203) 658-9400
Email: cnac.info@morrowsodali.com
Redemption Rights
Pursuant to our memorandum and articles of association, holders of public shares may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in our Trust Account, less taxes payable, calculated as of two business days prior to the consummation of the Transaction. If demand is properly made and the Transaction is consummated, these shares, immediately prior to the Transaction, will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the Transaction, less taxes payable, upon the consummation of the Transaction. For illustrative purposes, based on funds in the Trust Account of approximately $147 million on June 30, 2018, the estimated per share redemption price would have been approximately $10.22.
Redemption rights are not available to holders of rights or warrants in connection with the Transaction.
In order to exercise your redemption rights, you must, prior to 4:30 p.m., Eastern time, on [•], 2018 (two business days before the special meeting), both:
•
Submit a request in writing that CNAC redeem your public shares for cash to Continental Stock Transfer & Trust Company, CNAC’s transfer agent, at the following address:

Continental Stock Transfer & Trust Company
17 Battery Place
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
•
Deliver your public shares either physically or electronically through DTC to CNAC’s transfer agent. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent. It is CNAC’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, CNAC does not have any control over this process and it may take longer than one week. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with CNAC’s consent, until the vote is taken with respect to the Transaction. If you delivered your shares for redemption to CNAC’s transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that CNAC’s transfer agent return the shares (physically or electronically). You may make such request by contacting CNAC’s transfer agent at the phone number or address listed above.
Each redemption of public shares by CNAC’s public shareholders will decrease the amount in the Trust Account. In no event, however, will CNAC redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001.
Prior to exercising redemption rights, shareholders should verify the market price of their ordinary shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. CNAC cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in the ordinary shares when you wish to sell your shares.
If you exercise your redemption rights, your ordinary shares will cease to be outstanding immediately prior to the Transaction and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption.
If the Business Combination Proposal is not approved and CNAC does not consummate an initial business combination by March 23, 2019, it will be required to dissolve and liquidate and the rights and warrants will expire worthless.

Appraisal Rights
Appraisal rights are not available to holders of shares of our units, ordinary shares, rights or warrants in connection with the Transaction.
Solicitation of Proxies
CNAC will pay the cost of soliciting proxies for the special meeting. CNAC has engaged Morrow Sodali LLC to assist in the solicitation of proxies for the special meeting. CNAC has agreed to pay Morrow Sodali LLC a fee of  $22,500. CNAC will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. CNAC also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of ordinary shares and in obtaining voting instructions from those owners. CNAC’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

PROPOSAL NO. 1 — APPROVAL OF THE TRANSACTION
We are asking our shareholders to approve and adopt the Purchase Agreement. Our shareholders should read carefully this proxy statement in its entirety for more detailed information concerning the Purchase Agreement, which is attached as Annex A to this proxy statement. Please see the subsection entitled “The Purchase Agreement” below for additional information and a summary of certain terms of the Purchase Agreement. You are urged to read carefully the Purchase Agreement in its entirety before voting on this proposal.
Because we are holding a shareholder vote on the Transaction, our memorandum and articles of association provide that we may consummate the Transaction only if it is approved by the affirmative vote of the holders of a majority of our ordinary shares that are voted at the special meeting.
The Purchase Agreement
This subsection of the proxy statement describes the material provisions of the Purchase Agreement, but does not purport to describe all of the terms of the Purchase Agreement. The following summary is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is attached as Annex A hereto. You are urged to read the Purchase Agreement in its entirety because it is the primary legal document that governs the Business Combination.
The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Purchase Agreement. The representations, warranties and covenants in the Purchase Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.
Structure of the Transaction
Pursuant to the Purchase Agreement, Sellers will cause to be sold to Holdco, and Holdco will purchase, all of the issued and outstanding shares of capital stock of Medall.
Consideration
At the Closing, Holdco will pay to Sellers the Cash Consideration, subject to adjustments, if applicable, for approximately 93% of the Shares. The remainder of the Shares (i.e., approximately 7% of the Shares), all of which are owned by the Promoter, will be purchased by Holdco on June 30, 2019 for approximately $13,000,000, subject to adjustments, if applicable.
CNAC expects that the Cash Consideration will be funded by a combination of newly issued debt securities and cash available to CNAC from the Trust Account.
Business Material Adverse Effect
Under the Purchase Agreement, a “Material Adverse Effect” shall mean the occurrence of an event following the execution date of the Purchase Agreement which results or would result in any one of the following:
(i)
recognition by Medall of an additional liability of an amount of approximately $1,500,000 or more, other than those incurred in the ordinary course of business;

(ii)
impairment of the value of Medall’s assets by an aggregate amount of approximately $1,500,000;

(iii)
imposition of an encumbrance on the Shares and/or the remainder of the Shares;

(iv)
imposition of encumbrance on any of the securities of Medall or its subsidiaries.

Provided however that it shall not be a Material Adverse Effect if the consequences in (i) or (ii) above are a result of change of  (a) applicable Law or (b) accounting standards or (c) are caused due to a force majeure event affecting the Chennai region generally or hospital and/or healthcare delivery services in India or Chennai region generally.
Closing of the Transaction
The Transaction will be consummated upon the satisfaction or waiver of the conditions precedent described below and finalization of the Agreed Net Debt, the Agreed Net Working Capital and the Updated Schedule V.
Conditions Precedent to Closing of the Transaction
Conditions Precedent to Holdco’s Obligations
The obligations of Holdco to consummate the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of customary and other conditions as of the closing date, including:
•
The instruction slips and share transfer forms being in final form.

•
Delivery of certain tax deliverables from certain Sellers.

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The Sellers shall have provided valuation report for the Shares.

•
Medall shall have obtained certain consents or waivers or made paid amounts due to certain third parties.

•
Medall shall have made certain applications with governmental authorities for certain licenses and registrations.

•
No injunction, stop order or proceedings seeking a stop order relating to the proxy statement or the Closing shall be threatened or initiated by the SEC or any other governmental authority.

•
No Material Adverse Effect shall have occurred, and no event has occurred or circumstance exists that may result in such a Material Adverse Effect.

•
The Second Closing Escrow Agreement shall have been executed.

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Holdco shall have procured tax withholding indemnity insurance.

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The Sellers shall have provided to Holdco a tax opinion in agreed form.

•
Medall shall have provided to Holdco the IFRS Financial Statements.

•
Medall shall have made certain agreed to changes to its share capital.

•
An updated Schedule V shall have been delivered to Holdco.

Conditions Precedent to Sellers’ Obligations
The obligations of Sellers to consummate the transactions contemplated by the Purchase Agreement are subject to the satisfaction or waiver of customary and other conditions as of the closing date, including:
•
CNAC shall have received approval from its shareholders approving the Transactions.

•
Issuance of certain bank guarantees

•
The terms of the bank guarantees for the remainder of the Shares shall have been agreed upon.

•
The Purchaser shall have procured a tax withholding indemnity insurance with coverage.

•
The Purchaser shall have entered into binding arrangements to provide debt financing for payment of consideration for the Shares.

•
The Second Closing Escrow Agreement shall have been executed.

Representations and Warranties
Under the Purchase Agreement, Holdco made customary representations and warranties, including those relating to: power and authority, conflicting instruments, consents and governmental approvals, the Trust Account, SEC reports and financial statements, the proxy statement and ownership of Holdco.
Under the Purchase Agreement, Sellers made customary representations and warranties, including those relating to: organization and standing, power and authority, litigation and proceedings, non-contravention, ownership of shares, tax, and tax returns.
Additionally, certain Sellers also made customary representations and warranties regarding Medall relating to: information delivered by Medall, corporate existence and power, corporate records, share capital and corporate structure, financial statements, solvency, conduct of business, indebtedness, tax matters, contracts, assets, intellectual property, employment, litigation, insurance, brokers and the proxy statement.
Covenants of the Parties
Covenants of CNAC and Holdco
CNAC and Holdco made certain customary covenants under the Purchase Agreement, including, among others, the following:
•
CNAC shall use reasonable best efforts to call and hold a meeting of CNAC’s shareholders for the purpose of seeking shareholder approval and adoption of the Purchase Agreement. CNAC shall use reasonable best efforts to solicit proxies from its shareholders in favor of the approval and adoption the Purchase Agreement and shall take all other action reasonably necessary or advisable to secure shareholder approval.

•
CNAC has agreed to prepare and cause to be filed with the SEC this proxy statement, to be sent to the shareholders of CNAC, as promptly as reasonably practicable.

Covenants of Sellers and Medall
Sellers and Medall made certain customary covenants under the Purchase Agreement, including, among others, the following:
•
Medall shall provide Holdco with access to the personnel, assets, books and records of Medall.

•
The Sellers and Medall shall continue to operate Medall in the ordinary course of business. Subject to certain exceptions, Medall and Sellers will not (with respect to Medall or its subsidiaries):

•
Amend or modify organizational documents;

•
Make any change in Medall’s or its subsidiaries’ authorized capital stock or other issued equity interests or acquire, redeem, issue, deliver, encumber, pledge, sell or otherwise dispose of any of Medall’s or its subsidiaries’ capital stock or other equity interests or securities convertible into, or exercisable or exchangeable for, any of Medall’s or its subsidiaries’ capital stock or other equity interests or authorize any such action;

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Incur any new indebtedness;

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Declare, set aside, make or pay any dividend or other distribution or return of capital with respect to any of the equity interests of Medall or its subsidiaries;

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Modify or amend, or terminate, or waive, release or assign any material rights or material claims under, any material contract, or enter into any material contract;

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Initiate and/or settle and/or compound any suits, litigation or arbitration, in each case for an amount exceeding approximately $15,000;

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Undertake any merger, amalgamation, divestment, acquisition of or sale of substantial assets, or any other similar form of restructuring;

•
Register/approve the transfer of any of the securities of Medall or its subsidiaries and create or take on record any charge or encumbrance on any securities of Medall or its subsidiaries;

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Dissolution, voluntary winding-up or liquidation of any of the of Medall or its subsidiaries;

•
Invest in or setup a new subsidiary, joint venture or associate company;

•
Change the line of business or enter into any new line of business;

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Take any action that would be inconsistent with the consummation of the transactions contemplated by the Purchase Agreement; and

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Any commitments or agreements to do any of the foregoing.

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Certain Sellers who are members of management of Medall have agreed to customary non-compete and non-solicitation provisions.

Claims Against Trust Account
Under the terms of the Purchase Agreement, the Sellers and Medall have waived any right to any amount held in the Trust Account, and they have agreed not to make any claim arising out of the Purchase Agreement against any funds in the Trust Account.
Indemnification
Sellers shall provide indemnification against breaches of representations and warranties subject to certain limitations. A portion of the purchase price will be held back from certain Sellers to satisfy certain potential indemnification claims.
Termination
The Purchase Agreement may be terminated prior to consummation of the Transaction by mutual consent of Holdco and certain Sellers. In addition, if the Closing has not occurred by the four-month anniversary of the date of the Purchase Agreement (or the six-month anniversary of the Purchase Agreement, if extended pursuant to the terms of the Purchase Agreement), the Purchaser and the Sellers shall have the right, but not the obligation, to terminate the Purchase Agreement; provided that any terminating party is not in material breach of the Purchase Agreement or has caused a condition precedent not to be satisfied.
If the Purchase Agreement is validly terminated, the parties shall have no obligation to proceed further and shall be relieved and discharged from all liabilities hereunder other than in respect of any prior breach of this Agreement. Certain provisions of the Purchase Agreement will survive any termination of the Purchase Agreement.
Amendments
No change, alteration, modification or addition to the Purchase Agreement shall be valid unless in writing and properly executed by the parties thereto.
Background of the Transaction
CNAC was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities. CNAC is not limited to any particular industry or sector but has focused its efforts on the healthcare services and manufacturing businesses in India.
CNAC received $143.75 million of proceeds from its initial public offering, which was consummated on June 23, 2017. The proceeds of the initial public offering, including proceeds from the partial exercise of the underwriters’ over-allotment option, were placed in the Trust Account immediately following the initial public offering and, in accordance with CNAC’s memorandum and articles of association, will be released upon the consummation of the Transaction.

Except for all interest income that may be released to us to pay taxes and up to $50,000 to pay liquidation expenses, none of the funds held in the Trust Account will be released until the earlier of  (x) the completion of CNAC’s initial business combination within the required time period, (y) the redemption of 100% of the public shares if CNAC has not completed an initial business combination by March 23, 2019 or (z) the redemption of any public shares properly tendered in connection with a shareholder vote to amend CNAC’s memorandum and articles of association (A) to modify the substance or timing of its obligation to redeem 100% of the public shares if it does not complete an initial business combination within the required time period or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity. In the event of CNAC’s liquidation for failure to complete a business combination within the allotted time, up to $50,000 of net interest may be released to CNAC if CNAC has no or insufficient working capital to fund the costs and expenses of their dissolution and liquidation. After the payment of approximately $3.4 million in expenses relating to the initial public offering, approximately $700,000 of the net proceeds of the initial public offering and private placement of the private units was retained by CNAC for working capital purposes. The funds in the Trust Account are invested in U.S. government treasury bills with a maturity of 180 days or less or money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations. The net proceeds deposited from the initial public offering remain on deposit in the Trust Account earning interest. As of June 30, 2018, there was approximately $147 million held in the Trust Account.
Prior to the consummation of the initial public offering, neither CNAC, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a potential transaction with CNAC.
Potential Target Companies
Following the initial public offering, CNAC’s acquisition team, comprised of Mr. Shukla and Mr. Pollak, CNAC’s Chairman and Chief Executive Officer and Chief Financial Officer, respectively, commenced a comprehensive search for a target business. During the course of this search process, CNAC reviewed and considered more than 50 companies and engaged with several possible target businesses in detailed substantive discussions or negotiations with respect to potential transactions. Mr. Shukla and Mr. Pollak considered several factors in reviewing potential acquisitions including, but not limited to (i) opportunities for organic growth, (ii) fragmentation of the underlying market and the opportunity for add-on acquisitions, (iii) unrecognized value proposition in the target, (iv) history of, or potential for, free cash flow generation, (v) an experienced and motivated management team and (vi) potential for operational and/or financial improvement driven by access to additional capital.
The significant majority of these potential target businesses were focused on Indian healthcare, but other businesses whose revenues were derived primarily from India and which met the criteria listed above were considered as well. CNAC entered into substantive discussions with a number of potential target companies, including discussions regarding the type and amount of consideration to be provided relative to a potential transaction. CNAC delivered non-binding letters of intent to nine companies. The decision not to pursue alternative acquisition targets was generally the result of one or more of CNAC’s determination that each business was not an attractive target due to a combination of business prospects, strategy, management teams, transaction structure and valuation differences.
Following the consummation of the initial public offering of CNAC, Mr. Shukla and Mr. Pollak traveled to India on July 3, 2018. During this visit, they met with approximately 15 potential target companies as well as several local investment banks and private equity firms. Over the course of the trip, Mr. Shukla and Mr. Pollak visited the facilities of multiple healthcare companies across India. Based on these meetings, they shortlisted several target companies for further follow-up and diligence. On July 14, 2018, CNAC began discussions with a regional hospital chain (referred to as “Company A”) for the purchase of a majority stake. While continuing to explore multiple options, CNAC management undertook business, financial and legal due diligence and engaged in advanced negotiations with the private equity and management owners of Company A. During the Board of Directors meeting on August 1, 2017 and again at the Audit Committee meeting on August 14, 2017, CNAC’s acquisition team identified Company A as a potentially attractive target company to the Board. On both occasions, the Board expressed its support in further exploring a potential transaction with Company A. While Company A met most of our acquisition criteria, a potential transaction with Company A was eventually de-prioritized due to a change in ownership of the private equity holders of the majority of Company A’s equity that resulted in uncertainty relating to transaction process and timelines.
Another target company CNAC considered but determined to not ultimately pursue was an Indian pharmaceutical manufacturer (referred to as “Company B”). Mr. Shukla and Mr. Pollak began discussions with Company B in September 2017, including a call with Company B’s founder on September 22, 2017. Company B provided financial information to CNAC but indicated that a transaction could not be consummated for several months pending due diligence and the completion of an upcoming inspection by the U.S. Food and Drug Administration. CNAC’s acquisition team re-engaged with Company B in February 2018 and commenced due diligence. During April 11-13, 2018, Mr. Shukla and Mr. Pollak traveled to India to visit Company B’s manufacturing facility. During the visit, company management presented detailed financial and strategic information and the parties continued negotiation of a potential transaction. Negotiation, primarily over pricing terms, continued through late April and into May of 2018. While Company B met several acquisition criteria identified above, management ultimately decided not to pursue the transaction as a result of several factors, including, but not limited to, relative valuation to both local and global pharmaceutical manufacturers, and the preference of CNAC’s acquisition team to pursue the transaction with Medall as described below.
Medall
As per public reports, the majority owners of Medall, an Indian private equity fund called Peepul Capital, were exploring the possibility of divesting their position in Medall. In August 2017, CNAC contacted representatives of Medall to seek information on their business and executed a non-disclosure agreement on August 4, 2017. On August 7, 2017, CNAC’s management received financial information and a business overview from Medall and began conducting due diligence on Medall’s business. On September 7, 2017, Mr. Shukla met with Medall Executive Management, Peepul Capital, an India-based private equity firm and the majority owner of Medall (“Peepul”) and Moelis & Company, Peepul and Medall’s financial advisor (“Moelis”), at Medall’s offices in Chennai, India. At this meeting, Medall’s management shared information about its businesses, long-term strategy and financial position and CNAC’s management explained its structure and how a transaction could be structured.
On September 22, 2017, Mr. Shukla, on behalf of CNAC, communicated a preliminary, non-binding offer valuing Medall at an enterprise value of INR 13.5 billion (or approximately $197 million), subject to exclusivity and other conditions, including the negotiation of definitive documents. This proposed valuation was based on several factors including (i) the business and financial information provided to CNAC by Medall, (ii) the market valuations of publicly traded diagnostics and other healthcare services companies in India, (iii) a discount factor to such multiples reflecting the generally lower valuations of privately held businesses versus publicly traded businesses and (iv) publicly available information regarding offers made by other bidders for Medall. Moelis indicated that exclusivity would not be provided. As a result, CNAC withdrew from the sale process at that time.
In the months of January and February, 2018, based on numerous discussions between CNAC, Cowen and Moelis, Mr. Shukla communicated a revised non-binding offer valuing Medall at an enterprise value of INR 14.0 billion (or approximately $204 million).
On March 5, 2018, Mr. Shukla and Mr. Pollak participated in a conference call with Mr. Raju Venkatraman, Medall’s Chief Executive Officer and Mr. Arjun Ananth, Portfolio Director at Peepul. The parties discussed several issues including Medall’s expectation of a higher valuation and updated FY18 performance. Following the call, CNAC delivered a revised non-binding term sheet valuing Medall at an enterprise value of INR 14.5 billion (or approximately $211 million). Subsequently, Medall provided access to its data room on March 7, 2018, which contained legal and financial vendor due diligence reports in addition to audited financial statements and other business information. On March 14, 2018, Mr. Shukla and Mr. Pollak participated in a conference call with Mr. Venkatraman, Mr. Ananth and Mr. Mazumdar, Mr. Ashish Mukkirwar and Ms. Arushi Jamar of Moelis. The purpose of the call was to address due diligence questions resulting from CNAC’s initial review of the data room. Topics of inquiry included updated financial performance, public private partnerships, tax, acquisition pipeline and business strategy. In addition, the parties discussed other transaction related issues including exclusivity. Following that call, CNAC delivered a revised term sheet reiterating valuation terms and a request for exclusivity.
On March 22, 2018, Mr. Shukla, Mr. Pollak, Mr. Christopher Weekes and Mr. Rob Viola, both of Cowen and Company, met with Mr. Sandeep Reddy, co-founder and Managing Director of Peepul at Cowen’s offices. The meeting focused on the history of Peepul’s investment in Medall, the special purpose acquisition company transaction process as well elements of the proposed transaction with Medall.
On March 25, 2018, Mr. Shukla and Mr. Pollak participated in a conference call with Mr. Ananth, Mr. Weekes, Mr. Fisher, Mr. Viola, Mr. Mukkirwar, Mr, Mazumdar and Ms. Jamar. The parties reached an understanding on broad transaction terms with the remainder of the discussion centered around the timeline for a potential transaction including a focus on legal, regulatory and accounting requirements.
On April 2, 2018, Mr. Mukkirwar forwarded a draft Purchase Agreement to Mr. Shukla and Mr. Pollak.
On April 18, 2018, Mr. Shukla, accompanied by CNAC board members Dr. John Alexander and Mr. Kewal Handa, met with the teams from Medall, Moelis, and Peepul at Medall’s offices in Chennai, India. The discussion focused on key transaction terms including details around potential conditions precedent, representations and warranties and indemnification obligations. On April 19, 2018 Mr. Shukla communicated with Mr. Venkatraman and Mr. Ananth, confirming their discussion of the previous day.
On April 24, 2018, Mr. Shukla received approval from CNAC’s board of directors to retain financial and legal advisors to help with due diligence and to assist with negotiation of the Purchase Agreement. CNAC subsequently retained Khaitan and Co (“Khaitan”), and Deloitte Touche Tohmatsu India LLP (“Deloitte”), and directed such advisors to perform legal and accounting due diligence, respectively, with respect to Medall.
On April 27, 2018, CNAC distributed the initial draft of the Purchase Agreement to Medall and Luthra & Luthra, Medall’s legal counsel. The parties exchanged multiple drafts of the Purchase Agreement over the course of May. Topics of negotiation included, among other things, exclusivity, representations and warranties, conditions to closing, indemnification and the net working capital adjustment. Negotiations continued through June with focus on exclusivity, the long stop date for the Purchase Agreement, indemnification (and means of withholding for such indemnification), disclosure schedules and tax considerations.
On June 27, 2018, CNAC’s board of directors received an update from Mr. Shukla regarding the status and the progress of due diligence and Purchase Agreement negotiation. Mr. Shukla also provided additional information to the Board concerning Medall, including historical business and financial data on Medall, terms of the proposed Transaction, and information about the diagnostics sector in India. Mr. Shukla requested and received approval from CNAC’s board of directors to continue the Purchase Agreement negotiation and due diligence processes.
From July 4 through July 5, 2018, Mr. Shukla, accompanied by the teams from Khaitan and Deloitte, met with the teams from Medall, Peepul, Moelis and ASA & Associates, Medall’s auditor at Medall’s offices in Chennai. CNAC and its advisors shared their due diligence findings and the parties continued discussion around the Purchase Agreement.
After several weeks of continued negotiation, on July 30, 2018, CNAC’s board of directors received a detailed presentation on the Indian healthcare industry, business analysis of Medall including historical and projected financials, valuation analysis and final transaction terms. CNAC’s board of directors was provided with copies of the draft Purchase Agreement, a presentation on Medall and related valuation materials, all of which were discussed at length at such meeting. After a period of questions and answers, the Board determined that the Transaction satisfied the provisions of CNAC’s memorandum and articles of association, including the requirement that the aggregate fair market value of Medall was at least 80% of assets held in the Trust Account. In addition, the Transaction and execution of the Purchase Agreement was unanimously approved, and the board of directors unanimously determined to recommend the approval of the Purchase Agreement by CNAC’s shareholders.

The Purchase Agreement was executed on August 2, 2018. After the market close on August 2, 2018, CNAC and Medall jointly issued a press release announcing the signing of the Purchase Agreement and on August 3, 2018, CNAC filed a Current Report on Form 8-K announcing the execution of the Purchase Agreement and disclosing the key terms of the Purchase Agreement.
CNAC’s Board of Directors’ Reasons for the Approval of the Transaction
As described under “Background of the Transaction” above, our board of directors, in evaluating the Transaction, consulted with CNAC’s management and legal and other advisors in reaching its decision at its meeting on July 30, 2018 to approve and adopt the Share Purchase Agreement and the Transaction contemplated thereby. At this and at prior meetings, our board of directors considered a variety of factors weighing positively and negatively with respect to the Transaction. In light of the number and wide variety of factors considered in connection with its evaluation of the Transaction, our board of directors did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors it considered in reaching its determination. Our board of directors viewed its position as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of the reasons for CNAC’s board of directors’ approval of the Transaction, and all other information presented in this section, is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section titled “Cautionary Note Regarding Forward-Looking Statements.”
The factors considered by our board of directors include, but are not limited to, the following:
•
Positive Characteristics of Investment in India.   CNAC’s management and board of directors believe that investment in India is fundamentally attractive. With the election of the Modi government in 2013 and the subsequent reform of India’s economic and investment policies, India became the fastest growing economy in the world with over $1 trillion in gross domestic product (“GDP”) in 2015 according to the World Bank. As of 2017, India’s economy is the world’s sixth largest in terms of GDP, the sum of the value of all goods and services produced at local prices, as reflected in U.S. dollars. Aided by the implementation of several regulatory reforms, including tax reforms, a new bankruptcy code, and amendments to foreign investment regulations, among others, India is expected to remain the fastest growing BRIC (Brazil, Russia, India and China) economy in 2018 as per the International Monetary Fund.

•
Positive Characteristics of Investment in Indian Healthcare.   CNAC’s management and board of directors believe that the Indian healthcare sector provides robust exposure to India’s domestic economic growth without the volatility associated with sectors driven by commodity prices and monetary policy. Driven by rapid urbanization, healthcare spending is expected to grow nearly twice as fast as GDP.

CNAC’s management and board of directors believe that there is a substantial mismatch between healthcare demand and infrastructure available to service customers. Given favorable demand-side tailwinds, CNAC’s management and board of directors believe that there is a significant opportunity to invest in capacity and capability enhancement of Indian healthcare companies.
•
Positive Characteristics of Investment in Indian Diagnostics.   CNAC’s management and board of directors believe that the diagnostics sector provides a particularly attractive opportunity within the overall Indian healthcare sector. The Indian diagnostics sector is expected to grow at a CAGR of nearly 20% between 2012 and 2022, which is approximately 50% faster than the overall Indian healthcare sector and nearly three times the rate of the overall Indian economy. Diagnostics spending per person in India is a fraction of the amount spent in both developed and developing countries, and the diagnostics industry tends to require far lower capital expenditures than other healthcare services business, such as hospitals.

•
Consistent Revenue and Adjusted EBITDA Growth.   From FY13 to FY18, Medall’s revenue grew at a 17% CAGR, adjusted EBITDA grew at a 27% CAGR and adjusted EBIT grew at a 40% CAGR. This growth trend has been sustained organically over the past three years, with Medall having made no acquisitions since 2015.

•
High Margin Business with High Barriers to Entry.   Medall is among India’s leading integrated pathology and radiology companies. Medall grew adjusted EBIDTA margins from 4% in FY10 to 28% in FY18. CNAC’s management and board of directors believe that this increase can be primarily attributed to the benefits of scale. Smaller or stand-alone laboratories on average operate at single digit margins and, as a result, have a limited ability to compete with scale players on price. In addition, CNAC’s management and board of directors believe that a recognizable brand is an asset both for attracting customers and facilitating a consolidation strategy.

•
Opportunities for Accretive Bolt-On and Strategic Acquisitions.   CNAC’s management and board of directors believes that there are opportunities for Medall to grow through potential acquisitions of smaller diagnostics businesses, many of which are family owned and are financially constrained due to the inherent difficulties of running a sub-scale business. The Indian diagnostics industry is highly fragmented with the top two players accounting for only 6% of revenues from standalone, non-hospital based diagnostic centers in India as compared to more than 40% in the U.S. In addition, CNAC’s management and board of directors believe that the founders of several of the larger, family-run diagnostics chains may be interested in pursuing partial or full liquidity events from their existing companies. CNAC’s board of directors believes that Medall’s leading position in the highly fragmented diagnostics industry in India, combined with the liquidity and financial flexibility anticipated to be created by the Transaction, will provide it with significant advantages as a potential acquirer of competing diagnostics businesses and further believes that these acquisitions can be made on a basis that would be accretive to Medall.

•
Differentiated Business Model.   CNAC’s management and board of directors believe that Medall’s differentiated business model serves as a strategic advantage over its competitors. Medall is among India’s leading integrated pathology and radiology businesses, which affords patients with a one-stop option for their diagnostics services. By way of comparison, in FY18, 38% of Medall’s revenue was generated from its radiology business compared to 8% and 5% for Thyrocare Technologies and Dr. Lal Pathlabs, respectively. CNAC’s management and board of directors believe that Medall’s integrated offering better positions Medall to partner with hospitals and corporations. CNAC’s management and board of directors also believe that the radiology business serves as a significant entry barrier relative to lower capital-intensive pathology only businesses. As the incidence of cardiac, neurological, oncological and osteopathic diseases continue to increase in India, CNAC’s management and board of directors believe that the ability to offer a full suite of diagnostic services will become increasingly important to both doctors and patients.

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Public Private Partnerships.   The government of India has successfully relied on Public Private Partnerships (“PPPs”) to supplement public spending. Successful PPPs have been implemented with respect to India’s airports, highways and across the Indian healthcare industry. Medall is among the leading Indian healthcare providers in terms of its experience with PPPs. Beginning with its first PPP with the state of Andhra Pradesh in 2010, Medall has experience with PPPs with the states of Andhra Pradesh, Telangana, Karnataka and Jharkhand.

•
Industry Leading Apex Laboratory Network.   Medall has a network of 26 Apex labs, as compared to SRL Diagnostics which has four and Dr. Lal PathLabs and Thyrocare each of which have one. CNAC’s management believes that this industry leading apex lab capacity is a material competitive advantage as it avoids bottlenecks and provides for faster turn-around times. Such capacity could potentially accommodate revenue growth without the need for significant additional capital expenditure on apex lab capacity.

•
Experienced Management Team and Metric-Driven Culture.   CNAC’s management believes that Medall’s management team has extensive industry experience and has demonstrated expertise in successfully growing the business to scale in a short period of time (relative to its competitors) via both organic growth and successful integration of acquisitions.

•
Strong Historical Growth and Forecasted Performance.   From FY13 through FY18, Medall experienced annualized growth in excess of 15% CAGR in revenue and in excess of 25% CAGR in adjusted EBITDA. Driven by a mix of organic growth and bolt-on acquisitions, Medall management forecasts 20% growth in revenue and adjusted EBITDA in each of the next two years.

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Attractive Market Valuation.   CNAC management’s observation that the public trading market valuations of the Comparable Companies reflect enterprise values/adjusted EBITDA and revenue multiples (based on public filings and Wall Street consensus estimates as of July 25, 2018) ranging from:

•
For the U.S. Comparable Companies, 11.4x to 31.3x projected FY2018 adjusted EBITDA (with a median of 17.5x) and ranging from 10.9x to 24.7x projected FY2019 adjusted EBITDA (with a median of 15.7x) and 2.2x to 5.1x projected FY2018 revenue (with a median of 4.2x) and ranging from 2.1x to 4.2x projected FY2019 revenue (with a median of 3.3x).

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For the Indian Comparable Companies, 16.1x to 24.8x projected FY2019 adjusted EBITDA (with a median of 19.9x) and ranging from 13.5x to 20.8x projected FY2020 adjusted EBITDA (with a median of 15.1x) and 1.7x to 6.9x projected FY2019 revenue (with a median of 2.5x) and ranging from 1.5x to 5.8x projected FY2020 revenue (with a median of 2.1x).

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For the Emerging Market Comparable Companies, 15.9x to 30.1x projected FY2018 adjusted EBITDA (with a median of 20.3x) and ranging from 12.4x to 26.7x projected FY2019 adjusted EBITDA (with a median of 19.7x) and 2.3x to 9.9x projected FY2018 revenue (with a median of 5.2x) and ranging from 1.8x to 8.7x projected FY2019 revenue (with a median of 4.7x).

•
Post-Closing, the anticipated initial enterprise valuation of CNAC is expected to be approximately US$266 million. Based on Medall forecasts of adjusted EBITDA for the current and forward financial years, the EV/Adjusted EBITDA multiple for CNAC is expected to be 15.4x projected FY2019 adjusted EBITDA and 12.8x projected FY2020 adjusted EBITDA, and 4.3x projected FY2019 revenue and 3.6x projected FY2020 revenue.

CNAC’s management acknowledges that adjusted EBITDA does not have a standardized meaning and is not a recognized IFRS measure. For more information on how Medall calculates Adjusted EBITDA and for a reconciliation from Medall’s income (loss) for the year to Adjusted EBITDA, see “— Medall (Consolidated) Statement of U.S. GAAP Reconciliation with IFRS” below.
•
Terms of the Transaction.   The financial and other terms and conditions of the Purchase Agreement, as reviewed by CNAC’s board of directors (see “Proposal No. 1 — Approval of the Transaction — The Purchase Agreement” beginning on page 91), and their belief that such terms and conditions are reasonable and were the product of arm’s-length negotiations among CNAC, Medall and Medall’s principal shareholders.

CNAC’s board of directors also considered the following factors:
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Medall’s reliance on PPPs with state governments as material customers, potential risks associated with renewal of such contracts, and the potential challenges with respect to the timing of payments on accounts receivable of such customers;

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The tax investigation initiated by the Indian Revenue Service into the practices of several healthcare providers operating in the state of Karnataka, including Medall;

•
The evolving Indian regulatory regime applicable to Medall and its operations;

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Medall generally does not have employment agreements with key executives and other personnel of Medall and there are no current plans to enter into such arrangements before, or in connection with, the Transaction;

•
CNAC’s need to obtain additional financing to pay the full cash purchase price under the Purchase Agreement and consummate the Transaction, which amount of financing will increase if public shareholders redeem their public shares in connection with the Transaction, and the possibility that such financing may not be available on favorable terms or at all;

•
The risks associated with potential acquisitions, including management’s ability to successfully integrate operations and personnel; and

•
The interests of CNAC’s principal shareholder, directors and certain executive officers in the Transaction (see “Proposal No. 1 — Approval of the Transaction — Certain Benefits of CNAC’s Directors and Officers and Others in the Transaction”).

In connection with analyzing the Transaction, CNAC’s management, based on its experience and judgment, selected the Comparable Companies. The Comparable Companies were broken into three groups. The U.S. Comparable Companies are comprised of Quest Diagnostics, Laboratory Corp of America, NeoGenomics, Bio-Rad Laboratories, Natera and Invitae. The Indian Comparable Companies are comprised of Dr. Lal Pathlabs, Thyrocare Technologies, Apollo Hospitals, Fortis Healthcare, Narayana Hrudayalaya, and HealthCare Global Enterprises. The Emerging Market Comparable Companies are comprised of IHH Healthcare Bhd, Bangkok Dusit Medical Services PCL, Bumrungrad Hospital PCL, Mitra Keluarga Karyasehat Tbk PT, Raffles Medical Group, and Dian Diagnostics Group. CNAC’s management selected the Comparable Companies because they are publicly traded companies with certain operations, results, business mixes or size and scale that, for the purposes of analysis, may be considered similar to certain operations, results, business mixes or size and scale of Medall, although none of the Comparable Companies is identical or directly comparable to Medall.
For purposes of this section, references to “FY” refer to the financial year (i) from April 1st through March 31st for the Indian Comparable Companies and (ii) from January 1st through December 31st for the U.S. Comparable Companies.
In connection with its analysis of the Transaction, CNAC’s management reviewed and compared, using publicly available information, certain current, projected and historical financial information for Medall corresponding to current and historical financial information, ratios and public market multiples for the Comparable Companies, as described above.
Our board of directors also considered the Transaction in light of the investment criteria set forth in CNAC’s final prospectus for its initial public offering including, without limitation, that based upon CNAC’s analyses and due diligence, Medall has unrecognized value and other positive characteristics, such as competitive advantages in its industry, multiple pathways to growth and desirable returns on capital, all of which our board of directors believed have a strong potential to create meaningful shareholder value following the consummation of the Transaction.
Neither CNAC nor Medall can guarantee the accuracy of the projections presented above and investors should not place undue reliance upon such projections as they involve numerous and significant subjective determinations and assumptions by the management of Medall, which may not be correct. Accordingly, these projections are not an indication of Medall’s future performance, and it is expected that actual results may vary materially from the projected results shown herein. These projections were not prepared with a view toward public disclosure or compliance with published guidelines of the SEC or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to projected financial information, but Medall’s management believes the projections were prepared on a reasonable basis, reflect the best currently available estimates and judgments, and present, to the best of management’s knowledge and belief, the expected course of action and the expected future financial performance of Medall.
The above discussion of the material factors considered by CNAC’s board of directors is not intended to be exhaustive but does set forth the principal factors considered by CNAC’s board of directors.

Medall (Consolidated) Statement of U.S. GAAP Reconciliation with IFRS
A. Reconciliation of Net Income
	For the year ended March 31
(in INR lakhs, except earnings per share amounts) (unaudited)	2018	2017	2016
IFRS – Earnings from continuing operations	2,779.54	(433.57)	115.42
Differences:
Provision for Inventory (a)	—	—	—
Reversal of amortisation on Intangibles not eligible for recognition (other than software for internal use) (b)	73.29	64.62	64.62
Unrealised gain on Mutual Funds (c)	(1.11)	—	(3.02)
Reversal of impact on fair valuation of rental security deposits (d)	—	—	—
Actuarial loss on post employment defined benefit plans (gratuity) (e)	(31.14)	(66.51)	—
Deferred tax liability on investment in subsidiaries (f)	(66.62)	(28.45)	(9.42)
Initial recognition of Non-controlling interest at fair value (h)	—	—	—
Impact on measurement of post employment defined benefit plans (i)	—	—	—
Impact on provisioning for accounts receivables based on expected credit loss model (k)	154.14	(25.11)	125.72
Tax impact on above	(69.90)	7.79	(65.88)
U.S. GAAP – Earnings from continuing operations	2,838.19	(481.24)	227.44
U.S. GAAP – Net Earnings	2,838.19	(481.24)	227.44
Deemed dividend related to beneficial conversion feature of mandatorily convertible preferred stock (g)	—	—	—
U.S. GAAP – Net earnings applicable to common shares	2,838.19	(481.24)	227.44
Net earnings per common share – basic
Continuing operations	2,838.19	(481.24)	227.44
Weighted average number of shares	6.60	6.60	6.60
	429.75	(72.87)	34.44
Net earnings per common share – diluted
Continuing operations	2,838.19	1,121.30	1,588.95
Weighted average number of shares	161.19	161.19	161.19
	17.61	(72.87)	9.86

The accompanying notes (a) to (k) are integral part of the Reconciliation
B. Reconciliation of Other Comprehensive Income (in INR lakhs) (unaudited)	2018	2017	2016
IFRS – Other Comprehensive Loss	(22.33)	(45.05)	—
Differences:
(a) Unrealised gain on Mutual Funds	1.11	—	3.02
(b) Actuarial gain/loss on post employment defined benefit plans (gratuity)	31.14	66.51	—
(c) Tax impact on above	(8.81)	(21.46)	—
U.S. GAAP – Other Comprehensive Income	1.11	—	3.02

C. Reconciliation of Shareholders’ Equity (in INR lakhs) (unaudited)	2018	2017	2016	2015
IFRS – Total shareholders’ equity	31,360.86	28,612.57	18,625.92	18,615.92
Differences:
Provision for Inventory (a)	—	—	—	—
Derecognition of Intangibles not eligible for capitalisation (other than software for internal use) (b)	(478.98)	(552.27)	(616.89)	(681.50)
Deferred tax liability on investments in subsidiaries (f)	(176.33)	(109.71)	(81.25)	(71.83)
Reversal of goodwill amortised prior to the date of transition to IFRS (j)	116.34	116.34	116.34	116.34
Impact of recognition of beneficial conversion feature on Preferred stock as additional paid-in capital (g)	—	—	—	—
Impact of deemed dividends on preferred stock (g)	—	—	—	—
Impact on measurement of post employment defined benefit plans (i)	—	—	—	—
Impact on provisioning for accounts receivables based on expected credit loss model (k)	254.75	100.61	125.72	—
Tax impact on above	37.34	116.05	129.73	195.60
U.S. GAAP – Total shareholders’ equity	31,113.99	28,283.60	18,299.56	18,174.52

The accompanying notes (a) to (k) are integral part of the Reconciliation
Notes forming part of the Reconciliation:
(l) Provision for Inventory
Under IFRS, inventory is carried at lower of cost or net realisable value. Under U.S. GAAP, prior to adoption of ASU 2015-11 inventory is to be carried at lower of cost or market. Under both IFRS and U.S. GAAP, the Company is following First-in-First-out method to determine the cost. The impact is immaterial since the replacement cost will approximate the carrying cost under IFRS and hence no adjustment is being made in this reconciliation.
(m) Intangibles
Under IFRS, cost relating to development activities may be capitalized if certain conditions are satisfied. Under U.S. GAAP (ASC 730-10-25), cost relating to development activities (other than cost relating to computer software developed for internal use) are expensed as incurred. Consequently, such intangibles (other than software) that were capitalized under IFRS have been decapitalized in this reconciliation.
(n) Mutual Funds
Under IFRS, mutual funds have been classified at fair value through P&L. Under U.S. GAAP, mutual funds are classified as Available-for-sale (AFS) viz. measured at fair value, with changes reported in other comprehensive income (OCI) till such gains are realized.
(o) Rental Security Deposits
Under IFRS, interest free security deposits have been fair valued on initial recognition. Under U.S. GAAP (ASC 835-30), imputation of interest on such assets is not required. The grossing up impact on rental expenses and interest income for fiscal 2018,2017 and 2016 under IFRS is Rs.58.24 lakhs, Rs.42.11 lakhs and Rs.109.38 lakhs, respectively.

(p) Post-Employment Defined Benefit Plans
Under IFRS, actuarial gains and losses are recognised immediately in other comprehensive income. Under U.S. GAAP, actuarial gains and losses are to be recognised immediately in net income unless “corridor approach” is followed. For the purpose of this reconciliation, the Company has chosen not to follow the “corridor approach”.
(q) Investment in Subsidiaries
Under IFRS, deferred tax liability on taxable temporary differences associated with investment in subsidiaries have not been recorded since (1) the Company is able to control the timing of reversal of the temporary difference, and (2) it is probable (i.e. more likely than not) that the temporary difference will not reverse in the foreseeable future. Under U.S. GAAP, recognition of deferred tax liability is required on such differences unless they could be recovered in a tax-free transaction (legal merger etc.) and the Company expects that it ultimately will use that means. Consequently, this adjustment is recorded since the exception under U.S. GAAP is not met and deferred tax liability has been recorded based on the rate of dividend distribution tax.
(r) Preferred Stock — Series F
Under U.S. GAAP, the beneficial conversion feature for Series F Mandatorily Convertible Preferred Stock is considered to be Nil. In respect of Series A to E mandatorily convertible preferred stock classified as equity since inception, beneficial conversion feature has not been evaluated since the earliest conversion date of such instruments fell before April 01, 2015 and therefore there is no impact on the equity or the profits presented in this reconciliation.
(s) Non-Controlling Interest
Under IFRS, non-controlling interest have been measured based on the proportionate share of the fair value of the acquiree’s identifiable net assets, exclusive of goodwill. Under U.S. GAAP, non-controlling interest is measured at fair value, including goodwill. The impact is immaterial since the overall carrying amount of NCI is not material and hence no adjustment is being made in this reconciliation.
(t) Discount Rate — Post-Employment Defined Benefits Plans
Under IFRS, discount rates may be based on market yields from government bonds provided there is a no deep market in that country for high quality corporate bonds. Under U.S. GAAP, use of market yields from government bonds are not allowed and in practise market yields on high quality corporate bonds located outside the country are used when sufficient bonds are not available within a country. The difference between yield rates on corporate bonds and the current discounting rate based on government bonds is not expected to have a material impact and hence no adjustment has been made in this reconciliation.
(u) Goodwill
Under IFRS, the Company took the IND AS101 exemption of not restating past business combinations (prior to 01.04.2015) and continuing with previous GAAP accounting that allowed amortisation of goodwill. Under U.S. GAAP, no such exemption exists.
(v) Expected Credit Loss Model
Under IFRS, the Company has early adopted IFRS 9 and provided for impairment on expected credit loss model. Under U.S. GAAP, impairment is based on incurred loss model.

Certain Benefits of CNAC’s Directors and Officers and Others in the Transaction
When you consider the recommendation of our board of directors in favor of approval of the Transaction, you should keep in mind that our board of directors and officers have interests in the Transaction that are different from, or in addition to, your interests as a shareholder. These interests include, among other things:
•
the beneficial ownership of our sponsor and directors of an aggregate of 3,882,500 ordinary shares, which shares would become worthless if CNAC does not complete a business combination within the applicable time period, as the initial shareholders have waived any right to redemption with respect to these ordinary shares. Such shares have an aggregate market value of approximately $[•] based on the closing price of the ordinary shares of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the beneficial ownership of our sponsor and directors of warrants to purchase 212,500 ordinary shares, which warrants would expire and become worthless if CNAC does not complete a business combination within the applicable time period. Such warrants have an aggregate market value of approximately $[•] based on the closing price of CNAC’s warrants of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the beneficial ownership of our sponsor and directors of rights to receive 42,500 ordinary shares, which rights will become worthless if CNAC does not complete a business combination within the applicable time period. Such rights have an aggregate market value of approximately $[•] based on the closing price of CNAC’s rights of  $[•] on NASDAQ on [•], 2018, the record date for the special meeting of shareholders;

•
the continuation of our directors and certain of our officers as directors and officers of the combined company; and

•
the continued indemnification of our current directors and officers and the continuation of directors’ and officers’ liability insurance after consummation of a business combination.

Further, all of the ordinary shares currently beneficially owned by our sponsor and certain of our officers and directors are not subject to redemption, and the private rights and private warrants that are held by our sponsor would retire worthless, if the Transaction is not consummated; as a result, our directors and officers have a financial incentive to see the Transaction consummated rather than lose any value that is attributable to those shares, rights and warrants.
Potential Purchases of Public Shares
In connection with the shareholder vote to approve the proposed Transaction, our sponsor, directors, officers or advisers or their respective affiliates may privately negotiate transactions to purchase ordinary shares from shareholders who would have otherwise elected to have their ordinary shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules for a per-share pro rata portion of the Trust Account. None of our sponsor, directors, officers or advisors or their respective affiliates will make any such purchases when they are in possession of any material non-public information not disclosed to the seller. Such a purchase would include a contractual acknowledgement that such shareholder, although still the record holder of our ordinary shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our sponsor, directors, officers or advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their ordinary shares. Any such privately negotiated purchases may be effected at purchase prices that are in excess of the per-share pro rata portion of the Trust Account.
The purpose of these purchases would be to increase the number of ordinary shares voted in favor of the proposals to be voted on by the shareholders and to decrease the amount of debt financing needed by CNAC to pay the Cash Consideration in the Transaction.

Board of Directors of the Combined Company Following the Transaction
Upon the Closing, the board of directors of the combined company will consist of four members, which will be divided into two classes, with each class having a term of two years. It is expected that each of CNAC’s current directors will continue to serve as the directors of the combined company, assuming that Dr. Alexander and Mr. Handa are re-elected at the special meeting.
See the sections entitled “Proposal No. 2 — Election of Directors to the Board” and “Management After the Transaction” for additional information.
Memorandum and Articles of Association
It is expected that upon the Closing, our memorandum and articles of association will be amended promptly to:
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change our name to Constellation Healthcare Corp.; and

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remove certain provisions related to our status as a blank check company, which automatically terminate upon the closing of the Transaction.

Name; Headquarters
The name of the combined company after the Transaction will be Constellation Healthcare Corp. and our headquarters will continue to be located at Emerald View, Suite 400, 2054 Vista Park, West Palm Beach, Florida 33411.
Redemption Rights
Pursuant to our memorandum and articles of association, holders of public shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with our memorandum and articles of association. As of June 30, 2018, this would have amounted to approximately $10.22 per share. If a holder exercises its redemption rights, then such holder will be exchanging its ordinary shares for cash and will no longer own ordinary shares. Such a holder will be entitled to receive cash for its public shares only if it properly demands redemption and delivers its shares (either physically or electronically) to our transfer agent in accordance with the procedures described herein. Each redemption of public shares by our public shareholders will decrease the amount in our Trust Account and may cause us to obtain additional debt financing to consummate the Transaction. In no event, however, will we redeem public shares in an amount that would cause our net tangible assets to be less than $5,000,001. See the section entitled “Special Meeting in Lieu of 2018 Annual Meeting of CNAC Shareholders — Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.
Acquisition Financing
We expect that a portion of the Cash Consideration will be funded from debt financing of up to INR 350 million (approximately $51.1 million) to be provided to CNAC. The Closing is conditioned upon CNAC entering into binding financing arrangements to fund the Cash Consideration due at Closing and the approximately $13 million that Holdco will pay for the remaining Shares on June 30, 2019. There can be no assurance that we will be able to obtain debt financing on favorable terms or at all.
Appraisal Rights
There are no appraisal rights available to our shareholders in connection with the Transaction.
Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights
The following is a summary of the material U.S. federal income tax considerations for holders of CNAC public shares that elect to have their CNAC ordinary shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not address any tax laws other than the U.S. federal income tax law, including any estate or gift taxes, nor does it discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:
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certain U.S. expatriates;

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traders in securities that elect mark-to-market treatment;

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S corporations;

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U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar;

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financial institutions;

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mutual funds;

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qualified plans, such as 401(k) plans, individual retirement accounts, etc.;

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insurance companies;

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broker-dealers;

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regulated investment companies (or RICs);

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real estate investment trusts (or REITs);

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persons holding CNAC public shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

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persons subject to the alternative minimum tax provisions of the Code;

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tax-exempt organizations;

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persons that actually or constructively own 5 percent or more of CNAC public shares; and

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Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds CNAC public shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding CNAC securities, you should consult your tax advisor. This summary assumes that shareholders hold CNAC securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment.
WE URGE HOLDERS OF CNAC PUBLIC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of CNAC public shares that elect to have their CNAC public shares redeemed for cash as described in the section entitled “Special Meeting in Lieu of 2018 Annual Meeting of CNAC Shareholders — Redemption Rights” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its CNAC public shares and is a U.S. Holder. A “U.S. Holder” is:
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a citizen or resident of the United States;

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a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

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an estate whose income is subject to U.S. federal income taxation regardless of its source; or

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any trust if  (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General
The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If, as expected, we are considered a “passive foreign investment company” during any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our public shares, then the tax consequences of the redemption will generally be as outlined in that discussion below.
Subject to the passive foreign investment company rules, a Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the CNAC public shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares in CNAC is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares in CNAC is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants or rights). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our public shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to ordinary shares redeemed in the redemption). Shareholders who hold different blocks of CNAC public shares (generally, CNAC public purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our ordinary shares (including for these purposes our warrants and rights) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.
Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if  (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of CNAC is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of CNAC entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of CNAC. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.
If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits (as determined under U.S. tax principles). However, for the purposes of the dividends-received deduction and of  “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the CNAC public shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the CNAC public shares.
As these rules are complex, U.S. holders of CNAC public shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.
Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of CNAC public shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.
Passive Foreign Investment Company Rules
A non-U.S. corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own directly or indirectly at least 25% of the shares by value, is passive income. Alternatively, a non-U.S. corporation will be a PFIC if at least 50% of its assets in a taxable year of the non-U.S. corporation, determined in the case of a publicly traded corporation based on the fair market value of the assets and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own directly or indirectly at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. Under IRS guidance, cash is considered to be a passive asset.
Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if  (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not, in fact, a PFIC for either of those years. Because we did not complete a business combination on or prior to the end of our second taxable year (July 30, 2018), we believe that we do not qualify for the PFIC start-up exception. Therefore, we believe that we have been a PFIC since our inception. We will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our stock at any time we were considered a PFIC).
If, as expected, we are classified as a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our public shares, rights or warrants and, in the case of our public shares (and possibly our rights), the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) public shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
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any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its public shares, rights or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

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any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the public shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the public shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.
Under these special rules, any gain recognized or any “excess distribution” received by the Redeeming U.S. Holder generally will be treated as follows:
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the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the public shares, rights or warrants;

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the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

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the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our ordinary shares (but not our warrants) if such holder made a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in or prior to the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. If the election relates to the first tax year that the Redeeming U.S. Holder held our ordinary shares, the rules described above will not apply to the ordinary shares held by the Redeeming U.S. Holder. If the Redeeming U.S. Holder makes the QEF election for a later year, the rules described above will not apply to the ordinary shares held by the Redeeming U.S. Holder only if the Redeeming U.S. Holder also makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if, as expected, we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants) unless the Redeeming U.S. Holder makes a purging election as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.
It is unclear if a Redeeming U.S. Holder would be permitted to make a QEF election with respect to its rights to acquire our ordinary shares. The remainder of this paragraph addresses the tax consequences if a QEF election is not available with respect to our rights. If a Redeeming U.S. Holder sells or otherwise disposes of such rights (other than pursuant to the terms of such rights), any gain recognized generally may be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the rights. If a

Redeeming U.S. Holder that receives public shares pursuant to such rights properly makes a QEF election with respect to the newly acquired public shares (or has previously made a QEF election with respect to our public shares), the QEF election will apply to the newly acquired public shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired public shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the rights) unless the Redeeming U.S. Holder makes a purging election under the PFIC rules as described above. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the ordinary shares acquired pursuant to the terms of rights for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held public shares, rights or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our public shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our ordinary shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.
The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. The public shares are traded on the Nasdaq Capital Market. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.
If we are a PFIC and, at any time, have a non-U.S. subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. CNAC shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their public shares, rights and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. CNAC Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of CNAC public shares that elect to have their CNAC public shares redeemed for cash as described in the section entitled “Special Meeting in Lieu of 2018 Annual Meeting of CNAC Shareholders — Redemption Rights” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its CNAC public shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its CNAC public shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “— U.S. Federal Income Tax Considerations to U.S. Shareholders.”
Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:
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such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

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such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally not be subject to U.S. tax unless such dividends received by a Redeeming Non-U.S. Holder are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business generally will be taxed as discussed above under “— U.S. Federal Income Tax Considerations to U.S. Shareholders — Tax Treatment of the Redemption in General.” In addition, dividends received by a corporate Redeeming Non-U.S. Holder that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.
Non-U.S. holders of CNAC public shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their CNAC public shares will be treated as a sale or as a distribution under the Code.
Foreign Account Tax Compliance Act
Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders resident in a jurisdiction that has an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of CNAC public shares, rights or warrants.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
Vote Required for Approval
Approval of the Business Combination Proposal is a condition to the completion of the Transaction. If this proposal is not approved, the Transaction will not occur.
The Purchase Agreement will be approved and adopted if the holders of at least a majority of the outstanding ordinary shares present and voted thereon at the special meeting vote “FOR” the Business Combination Proposal.
Our initial shareholders, directors and officers have agreed to vote the Founder Shares and any other ordinary shares held by them in favor of the Transaction. As of the date hereof, our initial shareholders, directors and officers have not purchased any public shares.
Recommendation of the Board
CNAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE BUSINESS COMBINATION PROPOSAL.

Proposal No. 2 — Election of Directors to the Board
At the special meeting, shareholders are being asked to re-elect two directors to serve as the first class of directors of the combined company.
CNAC’s board of directors is currently divided into two classes, Classes I and II, with each class having a term of two years. The Class I directors have a term expiring at the Company’s first annual meeting of shareholders and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death and Class II directors have a term expiring at the Company’s second annual meeting of shareholders and until each of their respective successors is duly elected and qualified, or until their earlier resignation, removal or death.
Because the special meeting is in lieu of the CNAC’s 2018 annual meeting (being CNAC’s first annual meeting), the terms of the current Class I directors, Dr. John Alexander and Mr. Kewal Handa, will expire at the special meeting. However, our board of directors has nominated Dr. Alexander and Mr. Handa, each a current director, for re-appointment as Class I directors, to hold office until the third annual meeting of shareholders following this special meeting, or until his successor is elected and qualified.
Unless you indicate otherwise, ordinary shares represented by executed proxies in the form enclosed will be voted to re-elect each of Dr. Alexander and Mr. Handa unless either is unavailable, in which case such ordinary shares will be voted for a substitute nominee designated by our board of directors. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve. This proposal is not conditioned upon the approval of the Business Combination Proposal.
The section below titled “Management after the Transaction” sets forth information regarding each nominee.
Vote Required for Approval
Approval of the Director Election Proposal requires the affirmative vote of holders of at least a majority of the shares voted thereon at the special meeting. You may vote for or against both, or either, of the nominees. Votes marked “FOR” a nominee will be counted in favor of that nominee. Proxies will have full discretion to cast votes for other persons in the event any nominee is unable to serve. Failure to vote by proxy or to vote in person at the special meeting, abstentions and broker non-votes will have no effect on the vote since a plurality of the votes cast is required for the election of each nominee.
CNAC’s initial shareholders, directors, officers and their affiliates are expected to vote any shares owned by them in favor of the Director Election Proposal.
Recommendation of the Board
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS
VOTE “FOR” THE ELECTION OF EACH OF THE PROPOSED NOMINEES TO
THE BOARD OF DIRECTORS.

Proposal No. 3 — The Adjournment Proposal
The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting of shareholders to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of shareholders to approve one or more of the proposals presented at the special meeting. In no event will our board of directors adjourn the special meeting or consummate the Transaction beyond the date by which it may properly do so under our memorandum and articles of association or British Virgin Islands law.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our board of directors may not be able to adjourn the special meeting to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Business Combination Proposal or Director Election Proposal.
Vote Required For Approval
Adoption of the Adjournment Proposal requires the affirmative vote of a majority of the issued and outstanding ordinary shares represented in person or by proxy at the special meeting and voted thereon. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.
Recommendation of the Board
CNAC’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT CNAC
Overview
We are a blank check company incorporated in the British Virgin Islands as a business company with limited liability (meaning that our shareholders have no liability, as members of our company, for the liabilities of our company over and above the amount already paid for their shares) and formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities, which we refer to throughout this proxy statement as our initial business combination. Although we are not limited to a particular industry or geographic region, we have focused on healthcare services and manufacturing businesses in India.
On June 23, 2017, we consummated our initial public offering of 14,375,000 units (including 1,875,000 units sold pursuant to the underwriters exercising their over-allotment option), with each unit consisting of one ordinary share, one warrant, each whole warrant entitling the holder to purchase one-half of one ordinary share at a price of  $11.50 per whole share and one right to receive one-tenth of one ordinary share upon the consummation of an initial business combination. No fractional shares will be issued upon exercise of the warrants. Each warrant will become exercisable on the later of the completion of our business combination or 12 months from the closing of our initial public offering. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of our initial business combination or earlier upon redemption or liquidation.
The units in our initial public offering were sold at an offering price of  $10.00 per unit, generating total gross proceeds of  $143,750,000. Cowen Investments acted as the sole book running manager and I-Bankers Securities, Inc. acted as co-manager of the offering. The securities sold in the offering were registered under the Securities Act on a registration statement on Form S-1 (No. 333-218093), or our registration statement. The SEC declared our registration statement effective on June 19, 2017.
We paid a total of  $2,875,000 in underwriting discounts and commissions and $514,467 for other costs and expenses related to our initial public offering. In addition, the underwriters agreed to defer $5,031,250 in underwriting discounts and commissions, and up to this amount will be payable upon consummation of the Transaction. After deducting the underwriting discounts and commissions (excluding the deferred portion of  $5,031,250 in underwriting discounts and commissions, which will be released from the Trust Account upon consummation of the Transaction, if consummated) and the estimated offering expenses, the total net proceeds from our initial public offering and the private placement was $145,973,033, of which $145,187,500 (or $10.10 per unit sold in our initial public offering) was placed in the Trust Account. The net proceeds that were deposited in the Trust Account will be part of the funds distributed to our public shareholders in the event we are unable to complete a business combination. Except for a portion of the interest earned on the funds held in the Trust Account that may be released to us to pay our tax obligations, none of the funds held in the Trust Account will be released until the earlier of the completion of our initial business combination and the redemption of 100% of our public shares if we are unable to consummate a business combination by March 23, 2019.
Consistent with our business strategy, we have focused on healthcare services and manufacturing businesses in India. With the election of the Modi government in 2013 and the subsequent reform of India’s economic and investment policies, India became the fastest growing economy with over $1 trillion in gross domestic product (GDP) in 2015 according to the World Bank. India’s economy is the world’s seventh largest in terms of GDP as reflected in U.S. dollars. Aided by the implementation of several regulatory reforms, including tax reform, a new bankruptcy code, and amendments to foreign investment regulations, among others, India is expected to remain the fastest growing BRIC (Brazil, Russia, India and China) economy in 2018 as per the International Monetary Fund. And, by 2020, India is expected to become the world’s fifth largest economy assuming no change in GDP growth and exchange rates. As a result, the Indian stock indices have delivered strong returns to investors in comparison to other BRIC stock indices over the last three years. However, U.S. investors have limited access to India’s growth story, with under 15 Indian companies listed on U.S. exchanges.

Initial Business Combination
Our initial business combination must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the initial business combination. If our board of directors is not able to independently determine the fair market value of the target business or businesses, we will obtain an opinion from an independent investment banking firm that is a member of the Financial Industry Regulatory Authority, Inc., or FINRA, with respect to the satisfaction of such criteria.
We have the flexibility to structure our initial business combination such that the post-transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but we will only complete such business combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act. Even if the post-transaction company owns or acquires 50% or more of the voting securities of the target, our shareholders prior to the business combination may collectively own a minority interest in the post-transaction company, depending on valuations ascribed to the target and us in the business combination transaction. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our shareholders immediately prior to our initial business combination could own less than a majority of our outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post-transaction company, the portion of such business or businesses that is owned or acquired is what will be valued for purposes of the 80% of net assets test. If the business combination involves more than one target business, the 80% of net assets test will be based on the aggregate value of all of the target businesses and we will treat the target businesses together as the initial business combination for purposes of a tender offer or for seeking shareholder approval, as applicable. We may issue notes or other debt securities or otherwise incur substantial debt to complete an initial business combination. Furthermore, we may issue a substantial number of additional ordinary or preferred shares to complete our initial business combination or under an employee incentive plan upon or after consummation of our initial business combination.
Submission of Our Initial Business Combination to a Shareholder Vote
We are providing our public shareholders with redemption rights upon consummation of the Transaction. Public shareholders electing to exercise their redemption rights will be entitled to receive cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including any amounts representing interest earned on the Trust Account, less taxes payable, provided that such shareholders follow the specific procedures for redemption set forth in this proxy statement relating to the shareholder vote on the Transaction. Our public shareholders are not required to vote against the Transaction in order to exercise their redemption rights. If the Transaction is not completed, then public shareholders electing to exercise their redemption rights will not be entitled to receive such payments.
Our initial shareholders, directors and officers have agreed to vote any public shares purchased before, during or after our initial public offering in favor of the Transaction. In addition, our initial shareholders, including our sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and private units. In addition, our initial shareholders have agreed to waive their redemption rights with respect to any public shares that they may have acquired during or after our initial public offering in connection with the completion of the Transaction.
Permitted Purchases of our Securities
Our sponsor, directors, officers, advisors or their affiliates may purchase shares in privately negotiated transactions or in the open market either prior to or following the completion of the Transaction. They will not make any such purchases when they are in possession of any material non-public information not disclosed to the Sellers or if such purchases are prohibited by Regulation M under the Exchange Act. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our sponsor, directors, officers, advisors or their affiliates purchase shares in privately negotiated transactions from public shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules.
The purpose of such purchases would be to (i) vote such shares in favor of the business combination and thereby increase the likelihood of obtaining shareholder approval of the Transaction or (ii) to satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our business combination, where it appears that such requirement would otherwise not be met. This may result in the completion of the Transaction when it may not otherwise have been possible.
In addition, if such purchases are made, the public “float” of our ordinary shares may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Redemption Rights for Holders of Public Shares
We are providing our public shareholders with the opportunity to redeem their public shares for cash equal to a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but net of taxes payable, divided by the number of then outstanding public shares, upon the consummation of the Transaction, subject to the limitations described herein. As of June 30, 2018, the amount in the Trust Account, net of tax payable, is approximately $10.22 per public share. Our initial shareholders, including our sponsor, have agreed to waive their redemption rights with respect to their Founder Shares and private units The Founder Shares and private units will be excluded from the pro rata calculation used to determine the per-share redemption price.
Limitation on Redemption Rights
Notwithstanding the foregoing, our memorandum and articles of association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 20% of the shares sold in our initial public offering, which we refer to as the “Excess Shares.” We believe this restriction will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a public shareholder holding more than an aggregate of 20% of the shares sold in our initial public offering could threaten to exercise its redemption rights if such holder’s shares are not purchased by us or our management at a premium to the then-current market price or on other undesirable terms. By limiting our ‘shareholders’ ability to redeem no more than 20% of the shares sold in our initial public offering, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete the Business Combination. However, we are not restricting our ‘shareholders’ ability to vote all of their shares (including Excess Shares) for or against our business combination.
Redemption of Public Shares and Liquidation if no Business Combination
Our sponsor, officers and directors have agreed that we must complete our initial business combination by March 23, 2019. We may not be able to find a suitable target business and consummate our initial business combination within such time period. If we are unable to consummate our initial business combination by March 23, 2019, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the Trust Account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. This redemption of public shareholders from the Trust Account shall be effected as required by function of our memorandum and articles of association and prior to any voluntary winding up, although at all times subject to the BVI Companies Act, or the Companies Act.
Following the redemption of public shares, we intend to enter “voluntary liquidation” which is the statutory process for formally closing and dissolving a company under the laws of the British Virgin Islands. Given that we intend to enter voluntary liquidation following the redemption of public shareholders from the Trust Account, we do not expect that the voluntary liquidation process will cause any delay to the payment of redemption proceeds from our Trust Account. In connection with such a voluntary liquidation, the liquidator would give notice to creditors inviting them to submit their claims for payment, by notifying known creditors (if any) who have not submitted claims and by placing a public advertisement in at least one newspaper published in the British Virgin Islands newspaper and in at least one newspaper circulating in the location where the company has its principal place of business, and taking any other steps he considers appropriate to identify the company’s creditors, after which our remaining assets would be distributed. As soon as the affairs of the company are fully wound-up, the liquidator must complete his statement of account and make a notificational filing with the Registrar. We would be dissolved once the Registrar issues a Certificate of Dissolution.
Our initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and private units if we fail to consummate our initial business combination within the applicable period from the closing of our initial public offering.
However, if our initial shareholders, or any of our officers, directors or affiliates acquire public shares in or after our initial public offering, they will be entitled to redemption rights with respect to such public shares if we fail to consummate our initial business combination within the required time period. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event we do not consummate our initial business combination by March 23, 2019. We will pay the costs of our liquidation from our remaining assets outside of the Trust Account or interest earned on the funds held in the Trust Account. However, the liquidator may determine that he or she requires additional time to evaluate creditors’ claims (particularly if there is uncertainty over the validity or extent of the claims of any creditors). Also, a creditor or shareholder may file a petition with the BVI court which, if successful, may result in our liquidation being subject to the supervision of that court. Such events might delay distribution of some or all of our remaining assets.
Additionally, in any liquidation proceedings of the company under British Virgin Islands law, the funds held in our Trust Account may be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any such claims deplete the Trust Account we may not be able to return to our public shareholders the liquidation amounts payable to them.
If we were to expend all of the net proceeds of our initial public offering, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per-share redemption amount received by shareholders upon our dissolution would be approximately $10.10. The proceeds deposited in the Trust Account could, however, become subject to the claims of our creditors, which would have higher priority than the claims of our public shareholders. The actual per-share redemption amount received by shareholders may be less than $10.10, plus interest (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses).
Although we will seek to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, our sponsor agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below $10.10 per share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our sponsor will not be responsible to the extent of any liability for such third-party claims. However, our sponsor may not be able to satisfy those obligations. Other than as described above, none of our other officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. We have not independently verified whether our sponsor has sufficient funds to satisfy his indemnity obligations and believe that our sponsor’s only assets are securities of our company. We believe the likelihood of our sponsor having to indemnify the Trust Account is limited because we will endeavor to have all vendors and prospective target businesses as well as other entities execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
In the event that the proceeds in the Trust Account are reduced below $10.10 per share and our sponsor asserts that it is unable to satisfy any applicable obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, due to claims of creditors, the actual value of the per-share redemption price may be less than $10.10 per share.
We will seek to reduce the possibility that our sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Our sponsor will also not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. We will have access to funds not held in the Trust Account and the interest income earned on the balance of the Trust Account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses) with which to pay any such potential claims. In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our Trust Account could be liable for claims made by creditors.
If we are deemed insolvent for the purposes of the Insolvency Act, 2003 of the British Virgin Islands, or the Insolvency Act (i.e. (i) we fail to comply with the requirements of a statutory demand that has not been set aside under section 157 of the Insolvency Act; (ii) execution or other process issued on a judgment, decree or order of a British Virgin Islands Court in favor of a creditor of the Company is returned wholly or partly unsatisfied; or (iii) either the value of the company’s liabilities exceeds its assets, or the Company is unable to pay its debts as they fall due), then there are very limited circumstances where prior payments made to shareholders or other parties may be deemed to be a “voidable transaction” for the purposes of the Insolvency Act. A voidable transaction would include, for these purposes, payments made as “unfair preferences” or “transactions at an undervalue”. A liquidator appointed over an insolvent company who considers that a particular transaction or payment is a voidable transaction under the Insolvency Act could apply to the British Virgin Islands Courts for an order setting aside that payment or transaction in whole or in part.
Additionally, if we enter insolvent liquidation under the Insolvency Act, the funds held in our Trust Account will likely be included in our estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any insolvency claims deplete the Trust Account you may not be able to return to our public shareholders the liquidation amounts due them.
Our public shareholders will be entitled to receive funds from the Trust Account only (i) in the event of a redemption of the public shares prior to any winding up in the event we do not consummate our initial business combination within 18 months of the closing of our initial public offering (or 21 months, as applicable), (ii) if they redeem their shares in connection with an initial business combination that we consummate or (iii) if they redeem their shares in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 18 months from the closing of our initial public offering (or 21 months, as applicable) or (B) with respect to any other provision relating to shareholders’ rights or pre-business combination activity. In no other circumstances shall a shareholder have any right or interest of any kind to or in the Trust Account. A shareholder’s voting in connection with the business combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the Trust Account. Such shareholder must have also exercised its redemption rights described above. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,010 (so that we are not subject to the SEC’s “penny stock” rules).
Facilities
Our executive offices are located at Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, Florida 33411, and our telephone number is (561) 404-9034. Our executive offices are provided to us by our sponsor. Commencing on the closing of our initial public offering, we agreed to pay our sponsor a total of $10,000 per month for office space, utilities, secretarial support and administrative services. We consider our current office space adequate for our current operations.
Employees
We have two executive officers, neither of whom is paid a salary by us. Members of our management team are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time that any member of our management team will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the current stage of the business combination process. We do not intend to have any full-time employees prior to the consummation of our initial business combination.
Directors and Executive Officers
Our directors and executive officers are as follows:
Name	Age	Position
Rajiv Shukla	43	Chairman and Chief Executive Officer
Craig Pollak	47	Chief Financial Officer and Secretary
John Alexander	79	Independent Director
Alan Rosling	55	Independent Director
Kewal Handa	65	Independent Director
Rajiv Shukla has served as our Chairman and Chief Executive Officer since July 2015. Mr. Shukla has a combination of investment and operating experience in India, the U.S. and the U.K. From June 2013 to May 2015, Mr. Shukla served as Chief Executive Officer of Pipavav Defence & Offshore Engineering

Company (now Reliance Defence and Engineering Limited), India’s largest listed shipbuilding and defense manufacturing company. In this role, he led a team of approximately 4,000-employees through an operational restructuring that involved re-alignment of key business areas, several senior hires in the management team, submission of over $5 billion in new business bids to Indian and international clients and structuring of strategic alliances with global leaders in shipbuilding and defense. At Pipavav, he also successfully implemented one of India’s largest financial restructuring projects involving more than 25 banks and sold control to the Reliance ADA Group. From 2001 to 2006, Mr. Shukla served as Senior Director at Pfizer, Inc. In this role, he played a key role in several acquisitions: $60 billion acquisition of Pharmacia in 2003, $125 million acquisition of Meridica in 2004, $1.9 billion acquisition of Vicuron Pharmaceuticals in 2005, and acquisitions of Idun Pharmaceuticals in 2005 and Rinat Neuroscience in 2006. Mr. Shukla also led the operational integration of these organizations into Pfizer across multiple sites around the world. Mr. Shukla served as a Board Director of I-ven Medicare, India’s first hospital roll-up comprising control investments in Vikram Hospitals and Medica Synergie and significant minority stakes in Sahyadri Hospitals and RG Stone. Mr. Shuka also served as a Board Director of Ranbaxy Fine Chemicals Ltd, a roll-up of specialty chemicals and animal health businesses. In addition, Mr. Shukla served as a Board Director of Swiss Bio, a clinical CRO in the U.S., Bharat Biotech, India’s second largest vaccine company, three Indian specialty pharma companies with US FDA approved manufacturing facilities: Arch Pharmalabs, Malladi Drugs, Unimark Remedies, and Pipavav E-Complex, India’s biggest engineering facility. Between 2008 and 2013, Mr. Shukla worked as an investor at ICICI Venture, Morgan Stanley Investment Management and Citi Venture Capital International. Over his investment career, Mr. Shukla was involved with over 40 investments in healthcare companies across India, China, Brazil, Thailand, the U.S. and the U.K. Mr. Shukla served on the National Pharmaceuticals Committee of the Confederation of Indian Industry from 2007 to 2010. Mr. Shukla graduated from Harvard University with a Masters in Healthcare Management and Policy and a Bachelors in Pharmaceutics from the Indian Institute of Technology. We believe that Mr. Shukla is well qualified to serve as a director because of his wide range of experience in capital market and operating activities in India and globally as well as his experience serving as a director of companies in India and globally.
Craig Pollak has served as our Chief Financial Officer and Secretary since April 2017. Over the past fifteen years, Mr. Pollak has raised more than $10 billion from institutional and private investors across a diverse array of investment strategies. From February 2006 until December 2011 and from July 2013 until March 2017, Mr. Pollak served as the Head of Global Marketing at Ivory Investment Management, an equity value fund based in Los Angeles and New York. From January 2012 until June 2013, Mr. Pollak worked as a Managing Director at Guggenheim Fund Solutions, helping to build the firm’s alternative investment and managed account infrastructure. From July 2005 until January 2006, Mr. Pollak worked as Chief Executive Officer of Chapwood Capital, a start-up multi-manager hedge fund platform. From July 2002 to June 2005, Mr. Pollak worked at FrontPoint Partners, earning the titles of Managing Director and Head of New Product Development. From January 2001 until July 2002, Mr. Pollak worked as a Vice President in the Client Strategy Group of the Private Wealth Management department at Morgan Stanley Dean Witter where he built out the firm’s 10b5-1 trading desk. From September 1998 until January 2001, Mr. Pollak worked as a corporate lawyer at Cravath, Swaine & Moore advising healthcare clients on deals in the diagnostics, pharmaceutical, retail and PBM sectors as well as clients in banking, energy and media. Mr. Pollak graduated from Yale University with a Bachelor of Arts with honors in Economics and with a Juris Doctor cum laude from the New York University School of Law.
Dr. John Alexander has served on as a director on our board since June 2017. Dr. Alexander is an Indian Administrative Services officer who has served as Cabinet Minister and Chief Secretary for Karnataka State, India’s seventh largest state with a population of over 60 million people, Commissioner of Bangalore City Municipal Corporation, Chairman of Bangalore Development Authority, State Urban Board, State Police Housing Corporation and Principal Secretary of Commerce and Industries Development. Dr. Alexander is the Chairman of the Board of Governors of Xavier Institute of Management and Entrepreneurship, a management education institute in Kochi, India. Dr. Alexander also served as Chairman of Karnataka Industrial Areas Development Board, Mangalore Chemicals & Fertilizers Ltd and Mysore Sales International Ltd. Dr. Alexander served as a Board Member of Pipavav Defense & Offshore Engineering Vikrant Tyres, Mysore Soap and Sandals, and Mysore Paper Mills. Since 1995, Dr. Alexander has served as a Board Member of Stumpp Schuele & Somappa, a company that converts 15,000 tons of steel into springs for the automotive industry, Transaction Analysts, a fintech company focused on digital payments, since 2011, and Navi Mumbai Smart City, a 75-square kilometer city being built adjacent to the site of the new Mumbai International airport, since 2012. Dr. Alexander graduated with a PhD in Philosophy from Karnataka University and Masters in English from Kerala University. Over the past five years, Dr. Alexander has not held principal executive employment except for the directorships and advisory roles described above. We believe that Dr. Alexander is well qualified to serve as a director because of his experience serving in government and as a director of companies in India.
Mr. Alan Rosling has served on as a director on our board since June 2017. Since 2009, Mr. Rosling has served as Chairman of Griffin Growth Partners. From 2010 to May, 2018, Mr. Rosling was a co-founderand served as a Director of Kiran Energy, operator of one of India’s biggest solar power plants. Mr. Rosling served as a Director on the Board of LNGaz from 2013 to 2018. Since 2015, Mr. Rosling has served as Director on the Boards of Coats Group, Plc, and Vyome Biosciences. Mr. Rosling has been awarded Queen’s honors, OBE and CBE, for his many contributions to industry and society. Early in his career, Mr. Rosling served on the Prime Minister John Major’s Policy Unit at 10 Downing Street. Mr. Rosling also served as Chairman of Jardine Matheson Group India and Executive Director on the Board of Tata Sons, which controls Tata Group, India’s biggest conglomerate accounting for over $100 billion in market capitalization as of April 2017. During his tenure, he directed numerous efforts to internationalize the Tata Group leading to the closure of 37 deals across the world. Mr. Rosling has served as a Member of the Vice Chancellor of Cambridge University’s Circle of Advisors on India, First Chairman of the Advisory Council for India of the City of London and Chairman of the British Business Group, Mumbai, Member of the Managing Committee of the Bombay Chamber of Commerce. Mr. Rosling graduated from Harvard Business School as Baker Scholar and Harkness Fellow and First-Class Honors from Cambridge University. We believe that Mr. Rosling is well qualified to serve as a director because of his wide range of experience in operating activities in India and globally as well as his experience serving as a director of companies in India and globally.
Mr. Kewal Handa has served as a director on our board since June 2017. Since 2012, Mr. Handa has served as Promoter Director of Salus Lifecare and, since 2013, Managing Partner of Conexus Social Responsibility Services. He has also served as Chairman of Clariant Chemicals since 2016 and a Board Member of Mukta Arts Limited since 2014, Third Eye Productions LLP since 2013 and Greaves Cotton Ltd. since 2016. Since July 2017, Mr. Handa has served as Chairman of Union Bank of India. Mr. Handa led Pfizer India as CEO for seven years. During his tenure, Mr. Handa led Pfizer India through the mergers with Parke-Davis/Warner-Lambert, Pharmacia, and Wyeth. Under his leadership, Pfizer was the first multi-national company to introduce branded generics in India. Mr. Handa has been hailed for his leadership skills with many of operational initiatives serving as case studies for learning. Earlier in his career, Mr. Handa served as CFO of Pfizer India and as Head of Pfizer Animal Health India. Previously, Mr. Handa served as a Board Director of ING Vysya Bank, Medybiz Pharma, and Alfa Laval. Mr. Handa served as President of All India Management Association, Chairman of the Pharmaceutical Committee — ASSOCHAM and Vice President of Organization of Pharmaceutical Producers of India. He was awarded the Pharma Professional of the Year in 2010, the Bharat Shiromani Award in 2007 and the India CFO 2004 award. Mr. Handa is a qualified Chartered Accountant with a Masters in Commerce. He also completed the Pfizer Leadership Development Program at Harvard University. We believe that Mr. Handa is well qualified to serve as a director because of his wide range of experience in strategic planning and corporate development, as well as operating activities, in India and globally, in the healthcare sector and other sectors, as well as his experience serving as a director of companies in India and globally.
Number and Terms of Office of Officers and Directors
Our board of directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term. The term of office of the first class of directors, consisting of Dr. Alexander and Mr. Handa, will expire at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Messrs. Shukla and Rosling, will expire at the second annual meeting of shareholders. We may not hold an annual meeting of shareholders until after we consummate our initial business combination.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our memorandum and articles of association provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the board of directors.
Director Independence
NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Dr. Alexander and Messrs. Rosling and Handa are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Executive Officer and Director Compensation
None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Pursuant to an administrative services agreement, we have agreed to pay our sponsor a total of  $10,000 per month for office space, utilities, secretarial support and general and administrative services. This arrangement is being agreed to by an affiliate of our Chairman and Chief Executive Officer for our benefit and is not intended to provide such affiliate of our Chairman and Chief Executive Officer compensation in lieu of a salary. We believe that such fees are at least as favorable as we could have obtained from an unaffiliated third party for such services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Other than the described fee, no compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Committees of the Board of Directors
Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of NASDAQ and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Our board of directors approved the formation of our audit committee and appointed Dr. Alexander and Messrs. Rosling and Handa to serve as the members of our audit committee. Our board of directors appointed Mr. Handa to serve as the chairman of our audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Handa qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Our board of directors approved the formation of our compensation committee and appointed Dr. Alexander and Mr. Rosling to serve as the members of our compensation committee. Our board of directors appointed Dr. Alexander to serve as the chairman of our compensation committee. Our board of directors also approved the adoption of a compensation committee charter. There will be no salary, fees, or other compensation being paid to our officers or directors prior to the Closing other than as disclosed in this proxy statement.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit committee charter as exhibits the registration statement filed in connection with our initial public offering. You will be able to review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our officer, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and ten percent shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on copies of such forms received, we believe that, during the year ended March 31, 2018, all filing requirements applicable to our officer, directors and greater than ten percent beneficial owners were complied with.
Compensation Discussion and Analysis
None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Pursuant to the administrative services agreement, we have agreed to pay our sponsor a total of  $10,000 per month for office space, utilities, secretarial support and administrative services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Other than the described fee, no compensation of any kind, including finder’s and consulting fees, will be paid to our sponsor, executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of our initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a Committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.
Marcum LLP, or Marcum, has served as our independent registered public accounting firm since our inception in 2015. For the fiscal year ended March 31, 2018, Marcum managed and supervised the audit, and is exclusively responsible for the opinion rendered in connection with its examination. The following is a summary of fees paid for services rendered:
Audit Fees
During the fiscal year ended March 31, 2018, we were billed an aggregate of  $58,765 for professional services rendered by Marcum for the audits of our annual financial statements and financial statements included in our registration statement on Form S-1 and the Annual Report on Form 10-K, for the review of our unaudited interim consolidated financial statements included in our Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year and for fees incurred related to other SEC filings. We were billed $10,000 for services rendered in connection with the 2017 audit.
Audit-Related Fees
We did not receive audit-related services that are not reported as Audit Fees for either the fiscal year ended March 31, 2018 or for the fiscal year ended March 31, 2017.
Tax Fees
We did not receive tax-related services for either the fiscal year ended March 31, 2018 or for the fiscal year ended March 31, 2017.
All Other Fees
We did not receive products and services provided by Marcum, other than those discussed above, for the fiscal year ended March 31, 2018.
Pre-Approval Policy
Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum, including the fees and terms thereof  (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit). The audit committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the audit committee at its next scheduled meeting.

CNAC MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
RESULTS OF OPERATIONS
The following discussion and analysis should be read in conjunction with the consolidated financial statements and related notes of CNAC included elsewhere in this proxy statement. This discussion contains forward-looking statements reflecting our current expectations, estimates and assumptions concerning events and financial trends that may affect our future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”
References in this “CNAC Management’s Discussion and Analysis of Financial Condition and Results of Operations” section to the “Company,” “us” or “we” refer to Constellation Alpha Capital Corp. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the condensed financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.
Overview
We are a blank check company incorporated on July 31, 2015 in the British Virgin Islands and formed for the purpose of entering into a business combination with one or more target businesses. We intend to effectuate our business combination using cash from the proceeds of our initial public offering and the sale of private units that occurred simultaneously with the completion of our initial public offering, our securities, debt or a combination of cash, securities and debt.
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities prior to March 31, 2018 were organizational activities, those necessary to consummate our initial public offering and identifying a target company for a business combination. We do not expect to generate any operating revenues until after the completion of our business combination. We expect to generate non-operating income in the form of interest income on cash and marketable securities we hold as a result of the initial public offering. There has been no material adverse change since the date of our audited financial statements included in our registration statement for the initial public offering. We expect to incur increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses in pursuit of our acquisition plans.
For the year ended March 31, 2018, we had net income of  $856,407, consisting of interest income on marketable securities held in the Trust Account of  $1,208,066, offset by operating costs of  $306,243 and an unrealized loss on marketable securities held in the Trust Account of  $45,416.
For the year ended March 31, 2017, we had a net loss $60, consisting of operating costs.
For the period from July 31, 2015 (inception) through March 31, 2016, we had a net loss of  $2,733, consisting of formation and operating costs.
Liquidity and Capital Resources
On June 23, 2017, we consummated our initial public offering of 14,375,000 units, at a price of  $10.00 per unit, which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,875,000 units at $10.00 per unit, generating gross proceeds of  $143,750,000. Simultaneously with the closing of our initial public offering, we consummated the sale of 561,250 private units at a price of  $10.00 per unit, of which of which 425,000 private units were purchased by our sponsor and 136,250 private units were purchased by Cowen Investments, generating gross proceeds of  $5,612,500.
Following the initial public offering and the exercise of the over-allotment option, a total of $145,187,500 was placed in the Trust Account. We incurred $8,420,717 in initial public offering related costs, including $2,875,000 of underwriting fees, $5,031,250 of deferred underwriting fees and $514,467 of initial public offering costs.

As of March 31, 2018, we had marketable securities held in the Trust Account of  $146,350,150, substantially all of which is invested in U.S. treasury bills with a maturity of 180 days or less. Interest income earned on the balance in the Trust Account may be available to us to pay our income tax obligations. Since inception, we have not withdrawn any interest from the Trust Account.
As of March 31, 2018, we had cash of  $449,942 held outside the Trust Account, which is available for use by us to cover the costs associated with identifying a target business, negotiating a business combination, due diligence procedures and other general corporate uses. In addition, as of March 31, 2018, we had accounts payable and accrued expenses of  $30,853.
For the year ended March 31, 2018, cash used in operating activities amounted to $373,391. Net income of  $856,407 was impacted by interest earned on marketable securities held in the Trust Account of $1,208,066 and an unrealized loss on marketable securities held in the Trust Account of  $45,416. Changes in our operating assets and liabilities used cash of  $67,148.
For the year ended March 31, 2017, cash provided by operating activities amounted to $2,194. Net loss of  $60 was offset by changes in our operating assets and liabilities, which provided $2,254 of cash.
For the period from July 31, 2015 (inception) through March 31, 2016, cash used in operating activities amounted to $489. Net loss of  $2,733 was offset by changes in our operating assets and liabilities, which provided $2,244 of cash.
We intend to use substantially all of the net proceeds of our initial public offering and the sale of the private units, including the funds held in the Trust Account (excluding deferred underwriting commissions and taxes payable on interest earned on the Trust Account), to acquire a target business or businesses and to pay our expenses relating thereto. To the extent that our shares are used in whole or in part as consideration to effect our initial business combination, the remaining proceeds held in the Trust Account as well as any other net proceeds not expended will be used as working capital. Such working capital funds could be used in a variety of ways including continuing or expanding the target business’ operations, for strategic acquisitions and for marketing, research and development of existing or new products. Such funds could also be used to repay any operating expenses or finders’ fees which we had incurred prior to the completion of our initial business combination if the funds available to us outside of the Trust Account were insufficient to cover such expenses.
We intend to use the funds held outside the Trust Account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.
In order to finance transaction costs in connection with a business combination, our sponsor or an affiliate of our sponsor, or our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete a business combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us. In the event that a business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used to repay such loaned amounts. Up to $1,500,000 of such loans may be converted into private units of the post business combination entity at a price of  $10.00 per private unit at the option of the lender. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.
We do not believe we will need to raise additional funds in order to meet the expenditures required for operating our business. However, if our estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amounts necessary to do so, we may have insufficient funds available to operate our business prior to our business combination. Moreover, we may need to obtain additional financing either to consummate our business combination or because we become obligated to redeem a significant number of our public shares upon consummation of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our business combination, in which case we may issue additional securities or incur debt in connection with such business combination. We cannot provide any assurance that financing will be available to us on commercially acceptable terms, if at all. If we are unable to complete our business combination because we do not have sufficient funds available to us, we will be forced to cease operations and liquidate the Trust Account. In addition, following our business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.
Off-balance sheet financing arrangements
We have no obligations, assets or liabilities which would be considered off-balance sheet arrangements as defined in Item 303(a)(4)(ii) of Regulation S-K. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.
Contractual obligations
We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than an agreement to pay our sponsor a monthly fee of  $10,000 for office space, utilities and administrative support provided to the Company. We began incurring these fees on June 20, 2017 and will continue to incur these fees monthly until the earlier of the completion of the business combination and the Company’s liquidation.
Critical Accounting Policies
The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policy:
Ordinary shares subject to possible redemption
We account for our ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within our control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Our ordinary shares feature certain redemption rights that are considered to be outside of our control and subject to occurrence of uncertain future events. Accordingly, at March 31, 2018, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of our balance sheet.

INFORMATION ABOUT THE INDIAN HEALTHCARE INDUSTRY
Overview of the Indian Economy
India is the world’s fastest growing major economy and is expected to be the world’s fifth largest economy in 2019.

Rank		2017 GDP $Trillion	2014	2015	2016	2017	2018E
1	**USA**	19.4	2.6%	2.9%	1.5%	2.3%	2.7%
2	**China**	12.0	7.3%	6.9%	6.7%	6.9%	6.5%
3	**Japan**	4.9	0.4%	1.4%	0.9%	1.7%	1.0%
4	**Germany**	3.7	1.9%	1.7%	1.9%	2.2%	1.6%
5	**UK**	2.6	3.1%	2.3%	1.9%	1.8%	1.5%
6	**India**	2.6	7.4%	8.2%	7.1%	6.6%	7.3%
7	**France**	2.6	0.9%	1.1%	1.2%	1.8%	1.4%
8	**Brazil**	2.1	0.5%	(3.6%)	(3.5%)	1.0%	2.4%
12	**Russia**	1.5	0.7%	(2.8%)	(0.2%)	1.5%	1.5%

Source: World Bank

India is the world’s third largest economy on a purchasing power parity basis, which is the total value of all goods and services produced, valued at prices prevailing in the United States. Aided by the implementation of several regulatory reforms, including tax reform, a new bankruptcy code and amendments to foreign investment regulations, India is expected to remain the fastest growing economy of the “BRIC” countries (Brazil, Russia, India and China), according to the International Monetary Fund.
As a result of India’s rapid growth, the Indian stock indices have delivered strong returns to investors in comparison to other select indices over the last three years.
However, U.S. and other international investors have limited access to India’s domestic growth story, with under 15 Indian companies listed on U.S. exchanges as of July 31, 2018.

Growing Middle Class
The middle class plays a vital role in India’s growth. Increasing from 44% of the total population in 2010 to an estimated 62% by 2020, the middle class is the primary source of demand across all sectors including healthcare and consumer products. Attracted by this growth, a large talent pool, and lower labor costs, global companies entered India, resulting in increased employment opportunities and a more robust middle class.
Source: Trading Economics
Note: High income — Annual income greater than INR 2M; Middle income — Annual income in range of INR 0.15 — 2 M; Low income — Annual income lesser than INR 0.15 M
Indian Healthcare Industry
According to the IBEF Healthcare Report dated April 2018, the Indian healthcare industry is expected to grow at a compound annual growth rate (“CAGR”) of 16% between 2008 to 2022. The total size of the industry was estimated to reach $160 billion by of 2017 and is expected to grow to $372 billion by 2022.
Source: India Brand Equity Foundation
The growth in this industry is more than double the expected growth of the overall economy, driven by risng incomes and affordability, growing elderly population, changing disease patterns, a rise in medical tourism and better awareness of wellness, preventive care and diagnosis.
According to the Global Health Expenditure Database compiled by the World Health Organization (“WHO”), India’s total expenditures on healthcare was approximately 4.7% of gross domestic product (“GDP”), in 2014. India trails behind not just developed countries, such as the United States and the United Kingdom, but also developing countries, such as Brazil, Vietnam, China and Thailand, in healthcare spending as a percentage of GDP.

Total Healthcare Expenditure as Percentage of GDP (2014):
Source: NHA indicators — Global Health Expenditure Database — World Health Organization
India’s relatively low healthcare expenditure is primarily due to the under-penetration of healthcare services and lower consumer spending on healthcare. Further, the share of public spending on healthcare services remains much lower than global peers. For example, India’s per-capita total expenditure on healthcare (at an international dollar rate, adjusted for purchasing-power parity) was $267 in 2014 versus $9,403 for the United States, $3,377 for the United Kingdom and $1,318 for Brazil.
Total Per-Capita Expenditure on Health (2014):
Source: NHA indicators — Global Health Expenditure Database — World Health Organization
India ranks lower than other developing countries, such as Brazil, Vietnam, Indonesia and Malaysia, on general government expenditures on health as a percentage of total expenditure on health.

General Government Expenditure on Health as Percentage of Total Health Expenditure (2014):
Source: NHA indicators — Global Health Expenditure Database — World Health Organization
Private expenditure dominates the overall share of healthcare expenditure in India. Private expenditure refers to expenditure from resources with no government control, such as voluntary health insurance, and the direct payments for health by corporations (profit, non-for-profit and NGOs) and households.
Total Expenditures on Health In India — Private Versus Government Spending:
Source: NHA indicators — Global Health Expenditure Database — World Health Organization
According to Bain, public expenditure in India on healthcare is expected to rise from 1.3% of GDP in 2012 to 3% of GDP by 2025.
Increasing lifestyle-led diseases
Lifestyle-related illnesses have been increasing rapidly in India over the last few years. Statistics show that these illnesses accounted for nearly 58% of all deaths in India in 2012. These illnesses exhibit a tendency to increase in tandem with rising income levels and will likely lead to an increase in demand for overall healthcare services.

Causes of death (2012):
P: Projected
Source: WHO Global Burden of Disease
Under-penetration of Insurance
A significant portion of India’s private healthcare expenditures are in the form of out-of-pocket payments, both on a percentage basis and relative to other developing and developed countries.

According to IBEF, in 2016 less than 15% of the Indian population was covered through health insurance. As shown in the graph below, demand for health insurance in India is growing rapidly, with health insurance premiums growing to $4.78 billion driven by 21% CAGR between 2009-17.
Source: India Brand Equity Foundation
Indian Diagnostic Industry
In the spectrum of healthcare delivery services in India, diagnostic services play the role of an information intermediary, providing useful information for correct diagnosis and treatment of diseases. Diagnostic services represent a small fraction of the overall healthcare spending in India, yet play a vital role in the healthcare delivery system. Evidence-based treatment has become the norm for many doctors, as correct diagnosis enables correct therapy and faster recovery. Moreover, as literacy rates and disposable incomes rise in India, households are increasingly demanding better healthcare facilities and quality of care, leading to higher volume growth of in-patients (who get treated while admitted in a hospital) and out-patient treatments (received through doctors outside a hospital).
As a result, the diagnostics sctor in India is expected grow at a 20.4% CAGR from 2012 to 2022.
Source: India Brand Equity Foundation
The Indian diagnostic industry can be classified into diagnostic imaging and pathology testing services. Pathology testing, or in-vitro diagnosis, involves reporting diagnostic information on the basis of collected samples (in the form of blood, urine and stool, among others) and then analyzing the samples in a laboratory to arrive at useful clinical information.

Diagnostic imaging or radiology involves procedures such as taking X-ray and ultrasound reports, which help in marking anatomical and physiological changes inside a patient’s body to aid doctors in making a diagnosis. The industry can also be separated into urban and rural centers. Urban centers typically have modern facilities and higher prices for tests. These facilities are usually situated at public and private hospitals, clinics or in the form of standalone centers or diagnostic chains. Rural centers are largely primary health centers, government dispensaries and private dispensaries that generally have small-scale facilities and carry out basic tests, where prices are usually lower than those charged in the urban centers.
Pathology Testing
CRISIL Research estimates that pathology testing commands the largest share of the Indian diagnostic market. Pathology has gained prominence as the preferred line of diagnosis for most diseases, with a gradual increase in prescription of pathology tests over the past decade. Previously, doctors would rely on clinical assessment to diagnose and treat diseases, but evidence-based treatment is now more popular, as it facilitates accurate diagnoses and, consequently, appropriate therapy and faster patient recoveries.
Business-wise break-up of the diagnostics industry (2016-17E):
Source: CRISIL Research
Based on WHO statistics on disability-adjusted life years (DALYs), the share of disease burden has been gradually shifting to cardiovascular diseases, diabetes and cancer. Cumulatively, these three diseases comprised close to 19% of DALYs of the Indian population in 2012, up from 14% in 2000. Consequently, biochemistry tests for blood sugar, cholesterol and triglycerides, urea and creatinine, among others, are increasingly being prescribed by doctors to identify such diseases at an early stage. Based on interactions with industry participants, CRISIL Research estimates that biochemistry was the largest segment, accounting for nearly 36% of the overall pathology testing market in 2016-17.
Service-Wise Break-up of Pathology Testing (2016-17E):
Source: Industry, CRISIL Research

Urban Areas Account for Higher Proportion of Revenue In The Diagnostic Industry
According to CRISIL Research estimates, India’s urban population (approximately 28% of India’s total population) contributes up to 67% of revenue of the overall diagnostics market.
Segment-Wise Break-Up of Diagnostic Industry (2016-17E):
Source: Industry, CRISIL Research, Census, NSS Survey
Urban centers are classified as units or towns with a municipality, corporation, cantonment board or notified town area committee, etc. Urban centers also fulfill the following criteria: have a minimum population of 5,000, about 75% of male main work force is engaged in non-agricultural work, and has a density of population of at least 400 people per sq km. All other areas which do not fulfill the requirements of urban centers are classified as rural centers. In rural areas, diagnostic tests are carried out across government and public hospitals, primary healthcare centers, at private doctor run clinics, nursing homes, private dispensaries, charitable institutes and private hospitals. For more advanced diagnostic tests, rural patients are referred to the nearest urban center. In terms of preference of place of treatment, an estimated 70 – 75% of rural population also prefers to be treated at private hospitals and clinics. However, compared with urban areas, a large portion of people (nearly 25 – 30%) get treated at primary healthcare centers and public hospitals, where part or full treatment costs may be borne by the government.
Overall, the majority of expenditures in urban and rural areas remains out-of-pocket, as coverage from government-funded insurance schemes and private insurance remains low in both rural and urban households.
Preventive and Wellness Testing Packages to Boost Biochemistry Testing
Mid-sized to large diagnostic chains and hospital-based diagnostic centers are increasingly packaging and marketing their test menus in the form of preventive and wellness packages. These health packages help to identify pre-existing diseases or the likely risk from particular diseases before actual symptoms appear. The tests are expected to help people take corrective action before any chronic conditions take hold.
Diagnostic service providers offer such health check-up packages through corporate clients and also market directly through labs and collection centers. Most of these packages either specifically screen for a chronic disease or contain a slew of tests to ascertain the overall health of a person. Moreover, most of the preventive and wellness tests consist of biochemistry tests to check an individual’s risk to chronic diseases, such as cardiovascular diseases and diabetes, among others. However, some diagnostic centers, which have both pathology and radiology services, may add basic imaging tests, such as ECG, X-ray and ultrasound to the test packages.
CRISIL Research estimates that the overall market for wellness and preventive diagnostics was 6 – 8% of the total diagnostic services market in 2016-17. Rising literacy is expected to increase awareness about preventive and curative healthcare and, in turn, boost demand for diagnostic services. This segment is expected to grow at a CAGR of 20 – 25% over the next three years, as diagnostic chains push for higher growth through this segment as it improves capacity utilization. In value terms, the preventive and wellness segment of the diagnostic industry is estimated to grow from INR 30 – 35 billion in FY2016-17 to INR 56 – 60 billion in FY2018-19.

Share of Preventive and Wellness Tests in Diagnostic Industry:
Note: E: Estimated; P: Projected Source: Industry, CRISIL Research
Industry Structure
Diagnostic centers in India can be classified into:
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Hospital-based centers

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Standalone centers

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Diagnostic chains

Hospital-based diagnostic laboratories (labs) and standalone centers comprise the unorganized diagnostic segment. Hospital labs are considered unorganized because many Indian hospitals operate as standalone entities. Unorganized standalone centers dominated the diagnostic industry, with 45 – 50% market share in 2015-16 according to CRISIL. However, the organized diagnostic chains have grown faster than the unorganized segment in the past few years.
Standalone centers
Standalone diagnostic centers are single center, unorganized units. Low entry barriers and the absence of stringent regulations have helped small pathology labs and radiology centers proliferate the country. They carry out basic tests that require minimal investment and space. They typically have a conventional x-ray and an ultrasound machine.
Hospital-based diagnostic centers
Usually, secondary and tertiary hospitals run their own pathology labs and radiology centers. Some hospitals outsource management of their diagnostic facilities to third-party players. Tertiary hospitals, which may not have the equipment to conduct advanced tests, send samples to other labs. Given that equipment for advanced tests is expensive, many tertiary hospitals find it economically unviable to operate them, due to low testing volume. For example, a hospital may have a machine to test whether a patient is HIV positive or not, but to determine a virus count, the sample is sent to a specialized pathology lab. Specialized tests with low patient volume for the hospital may also be outsourced to chain diagnostic labs.
Diagnostic Chains
At present, there are fewer than 10 major diagnostics chains in India, including Medall, Thyrocare, Dr Lal Pathlabs, SRL Diagnostics and Metropolis Labs. Diagnostic chains adopt a hub and spoke model for pathology services, helping them increase their geographic coverage. Radiology centers of diagnostic chains are mainly present in major urban locations. They do not operate on the hub and spoke model, and tests are conducted within the center.
Highly Fragmented Industry
The Indian diagnostic industry is highly fragmented. Unorganized, standalone centers comprise close to half the market. The unorganized segment also includes a large number of hospitals in the unorganized sector with diagnostic facilities. The organized category, consisting of primarily diagnostic chains, comprises only 15 – 18% of the market.
Segment-Wise Break-Up:
Source: CRISIL Research
Diagnostic chains may be classified as pan-India or regional. There are 8 – 10 pan-India chains that hold a 35 – 40% share in the diagnostic chains market. Regional chains, with centers concentrated in a single city or state, comprise the rest of the diagnostics market. CRISIL Research expects the revenue share of diagnostic chains to increase to 20% of the total Indian diagnostics industry by 2019-20. Growth is expected to be led by the rapid expansion in the number of outlets by major chains and scaling-up of operations by standalone centers to become regional players.
Segment Projections for Diagnostic Centers:
Note: E: Estimated; P: Projected

Note: Standalone diagnostic market refers to patients utilizing diagnostic services as out-patients of a hospital at any private standalone diagnostic center.
Note: Hospital-based diagnostic services refer to services utilized as an in-patient admitted at the hospital or as an out-patient of the hospital.
Source: CRISIL Research
Diagnostic chains have been able to grow rapidly by opening more collection centers, which has helped them improve their asset utilization. Moreover, large chains have higher bargaining power, allowing them to keep their input costs (bulk purchase of reagents) lower than standalone centers. Standalone centers also tend to lose some business due to the unavailability of complex tests and the perception that the quality of services may not match that provided by branded chains. The success of many large chains has encouraged smaller regional players to adapt the hub-and-spoke model. These players are now using collection centers to expand their reach in the local markets, and are investing in logistics and IT systems to compete with the larger chains. Smaller regional chains focus on customer service to differentiate themselves and compete with the large and established brands.
The Hub and Spoke Model
Diagnostic chains use modern logistics and IT systems to create a network that is able to increase the reach of their reference labs. The components of this model include a national reference lab (or Apex lab), regional or reference lab, satellite labs and collection centers.
The following chart shows a typical flow of samples from collection centers to the national reference lab:
Source: CRISIL
National Reference Labs
These labs are located centrally, usually in large metropolitan areas. They may serve as the corporate headquarters of diagnostic chain companies. They are equipped to conduct both routine and specialized pathology and radiology tests. They may be spread over 2,000 – 3,000 square feet, usually divided into a work area, front office, back office and sample collection area. Reports generated by the regional/national reference labs are sent to patients through the collection centers/satellite labs, or may be viewed online. The usual turnaround time for a national reference lab for report generation ranges from a few hours (for routine tests such as blood analyses and sugar tests) to two to four days, depending on the type of test being carried out.

Regional Reference Labs
Regional reference labs are situated in large metropolitan cities and act as regional hubs which collect samples from the main lab, satellite labs and collection centers across the country. Like the main labs, reference labs also offer comprehensive and specialized testing facilities.
Satellite Labs
Satellite labs offer a limited range of services. They mainly act as feeders for regional reference labs and national reference labs. Based on the complexity of the test, a satellite lab may choose to transfer samples to a regional reference lab or national reference lab (whichever is nearer). Satellite labs may be either owned or franchised by a diagnostic chain company.
Collection Centers
Collection centers are located in hospitals, nursing homes, pathology labs, clinics, prime commercial properties and retail spaces, among other places. They may be company-owned or franchised. A franchisee usually pays a fee ranging from INR 30,000 – 50,000 to obtain license to operate a collection center for the satellite lab. Collection centers do not carry out any testing. They are involved only in the collection and forwarding of patient samples to a satellite or reference lab. The centers usually have basic equipment in the form of a refrigerator and centrifuge, and employ minimal staff, such as a receptionist, lab technician, attendants and delivery staff.
A diagnostic chain is made up of one or more national reference labs connected to collection centers (owned and/or franchised), and other reference and satellite labs. A typical satellite lab is usually able to cater to an area within a 2 – 5 km radius. However, the reach of a satellite lab expands to 15 – 20 km radius, as collection centers act as ‘spokes’. A single collection center is usually able to cater to an area within 3 – 5 km radius.
Hub and spoke for a regional chain
Collection centers pick up samples either directly from customer homes, hospitals, or from patients at the center. The samples are stored in accordance with procedures established by the reference labs to maintain the samples’ integrity. Samples at collection centers are picked up by collection personnel, usually two or three times in a day and sent to a regional reference lab. The samples are usually transported by road on two-wheelers or other modes of transport. Sample transport usually takes between one hour and one day, depending on the distance between the area of collection and the final drop point, and the turnaround time that the sample can be kept intact. Samples also may be transported by air for specialized tests that may require faster turnaround times for sample analysis.

Source: CRISIL
Lack of a Comprehensive and Stringent Regulatory Framework
Historically, the diagnostic industry in India has lacked a stringent and comprehensive regulatory framework. The Clinical Establishment (Registration and Regulation) Act 2010 was adopted with the aim of bringing under its ambit all diagnostic centers and laboratories through registrations of such centers with the respective State Council for Clinical Establishments. The Act, implemented through the National Council for Standards, also provides guidance on the minimum standards of facilities and services which should be provided by diagnostic centers and laboratories to improve public health. The Act has been in effect since 2012 in four states, Arunachal Pradesh, Himachal Pradesh, Mizoram, Sikkim, and all Union Territories since March 2012. The states of Uttar Pradesh, Rajasthan and Jharkhand have adopted the Act under clause (1) of article 252 of the Constitution. The Act imposes monetary penalties on centers that violate the Act.
To establish a diagnostic center, a license from the municipal corporation under the Shop Establishment Act is required. Additionally, diagnostic centers are required to register with the Pollution Control Board, which monitors disposal of biomedical waste.
Imaging centers are also required to adhere to regulations under the Pre-Natal Diagnostic Techniques Act for operating ultrasound machines. Centers also are required to adhere to the Atomic Energy Regulatory Board guidelines for setting up CT, MRI and X-ray equipment.
Diagnostics centers may seek accreditation, a voluntary process pursuant to which an authorized agency or organization, such as the National Accreditation Board for Testing and Calibration Laboratories (“NABL”), evaluates and recognizes the diagnostic center’s services according to a set of standards. NABL, which is an autonomous body under the Ministry of Science and Technology, is the sole accreditation body in India that assures the accuracy, reliability and conformity of test results. Other accreditations include the College of American Pathologists (“CAP”) laboratory accreditation and certifications from the International Organization for Standardization (“ISO”). The CAP is an internationally-recognized program that offers an accreditation service to help medical laboratories obtain the ISO 15189 certification.

Low Diagnostics Spending
Average per capital per year spending on diagnostics in India was $215 versus $9,146 in United States in 2013 — roughly a fifty-fold difference in spending between the two countries. India’s diagnostics spending is also low as compared to that of other countries.
   $ spending on diagnostics, 2013
Source: WHO
Large Demand-Supply Gap
India’s share of the global disease burden is 20%, though its share of healthcare infrastructure is much lower than other developing and developed countries.
Source: Dr. Lal IPO Prospectus
As a result, the Company believes that there is significant room for growth of basic healthcare infrastructure such as diagnostic labs.
Source: WHO

INFORMATION ABOUT MEDALL’S BUSINESS
This section sets forth certain information about Medall’s business and certain of Medall’s financial and operating information appearing elsewhere in this proxy statement. It may not contain all the information about Medall that may be important to you, and we urge you to read the entire proxy statement carefully, including the sections entitled “Risk Factors” and “Medall Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Medall’s financial statements included elsewhere in this proxy statement.
Overview
Medall is a provider of healthcare diagnostic and related healthcare tests and services in India. Medall is among the largest independent and integrated Indian radiology and pathology diagnostics company in India by revenue and the largest diagnostic company in South India by revenue. Through its integrated network, Medall offers patients and healthcare providers a broad range of healthcare diagnostic tests and services for use in patient diagnosis and the prevention, monitoring and treatment of disease and other health conditions. Medall’s customers include individual patients, hospitals, corporate customers, state governments and other healthcare providers.
Healthcare diagnostic testing is an essential element in the delivery of healthcare services, providing medical care providers with useful information for the diagnosis and treatment of diseases. According to Goldman Sachs, the size of the overall Indian diagnostic healthcare services industry was approximately $9.6 billion in 2018. Medall believes that the increasing prescription of diagnostic tests and services by healthcare providers in India, combined with the growing focus on early detection and prevention of chronic and lifestyle diseases, such as diabetes, hypertension, heart disease and cancer, create a significant market opportunity for Medall. Medall believes its integrated operating model is a critical differentiator in the diagnostic industry and, together with its brand’s recognition for quality diagnostic services, makes Medall a preferred choice for patients, doctors, corporate partners and other public and private healthcare service providers.
Medall was created with the acquisition of Precision Diagnostics in 2009 by India-focused private equity firm, Peepul Capital, and serial entrepreneur, Raju Venkatraman. Subsequently, Medall conducted a systematic campaign of acquisitions that led to the rapid growth of Medall. In FY2018, Medall conducted approximately 25 million pathology and radiology tests for more than nine million patients.
With more than 900 pathology tests and services and more than 750 radiology tests and services, Medall can perform most of the healthcare diagnostic tests and services currently prescribed by physicians in India. Medall’s diagnostic and related healthcare tests and services include (i) routine clinical laboratory tests — such as blood chemistry analyses and blood cell counts; (ii) specialized testing services — such as histopathology analyses, genetic marker-based tests, viral and bacterial cultures and infectious disease tests; (iii) preventive testing services — such as screenings for hypertension, heart disease and diabetes and (iv) radiology based imaging, such as taking Computed Tomography (CT), Magnetic Resonance Imaging (MRI), X-rays and ultrasounds, which help mark anatomical and physiological changes inside a patient’s body. Medall performs these tests and services in its clinical laboratories using sophisticated and computerized instruments.
Medall has built an industry leading regional laboratory network with 26 apex labs, 160 distributed/satellite/special clinical laboratories and more than 7,850 customer touch points. Medall’s multi-format touch point entails radiology centers, company owned pathology centers, franchisee managed pathology, captive centers, Radiology Public Private Partnerships (“PPP”), Pathology PPPs and L2L. Medall believes its “hub and spoke” model, whereby specimens are collected across multiple locations that are being served by regional processing labs, provide greater economies of scale and offer a scalable platform for the continued growth of its business in a sustainable manner.
As of March 31, 2018, Medall had 241 company owned centers, 258 franchisee centers, 1,423 government contract centers and 5,928 lab-to-lab collection points. Medall has active commercial relationships with the State governments of Andhra Pradesh, Telangana, Jharkhand and Karnataka. Medall works with a network of more than 48,000 doctors, and its centralized information technology platform fully integrates its extensive network through a common logistics and payments system and tracks its operations and internal performance metrics, thereby enabling Medall to improve the efficiencies of its business.
Competitive Strengths
Medall’s key competitive strengths are:
Well-positioned to leverage upon one of the fastest-growing segments of the Indian healthcare industry
Medall has built an industry leading regional laboratory network with 26 apex labs, 160 other clinical laboratories and more than 7,850 customer touch points. Medall’s network has a significant presence in South India. Medall has presence across Andhra Pradesh & Telangana (3,126 touch points), Tamil Nadu (2,158 touch points), Karnataka (1,099 touch points), Kerala (697 touch points), Jharkhand (483 touch points) and Maharashtra (287 touch points). Medall believes its network and reputation for providing quality diagnostic healthcare services, position it well to take advantage of the Indian diagnostic healthcare services industry growth, which, according to Goldman Sachs, is expected to grow from $5.6 billion in FY2018 to $9.1 billion by FY2023 (excluding in-house hospital diagnostics).
Integrated pathology and radiology platform provides better customer value proposition
Medall is among India’s leading integrated pathology and radiology diagnostics providers. In FY2018, 62% of Medall’s gross revenue was derived from pathology, while 38% was derived from radiology. Unwell patients, in contrast to wellness testing, currently account for 93% of the Indian diagnostics market. These patients typically undergo multiple imaging and pathology procedures to help with assessment of their condition and decision on the next course of treatment. The ability to obtain all diagnostics services at a single location saves time, cost and other overheads for both patients and providers. Moreover, Medall believes integrated procedures result in higher diagnostic accuracy in addition to the convenience of a one-stop shop for patients.
As the Indian healthcare space develops, Medall believes hospitals, which according to Goldman Sachs, currently comprise 37% of the diagnostics market, will increasingly outsource testing to diagnostics chains, especially those that can provide fulsome pathology and radiology offerings. In addition, Medall believes the integration of patient records allows for better monitoring, data analytics and record standardization. Additionally, the radiology business exhibits high entry barriers due to the expertise and high capital expenditure required, relative to the pathology business. This, Medall believes, allows Medall to maintain its position in the South Indian market, along with strengthening its brand name and relationships with the medical community.
A scalable business model that lends itself to profitable growth
Medall believes its operating model is a combination of  (i) a “hub and spoke” model that both yields economies of scale and is scalable for future growth, (ii) distributed lab architecture which enables us to efficiently deploy testing resources for the quickest turnaround time for the low end testing, (iii) an instrument leasing model that results in lowered capital expenditures for diagnostic equipment, (iv) a network whose size enhances Medall’s purchasing power with suppliers and (v) its lab-to-lab business which helps Medall increase its operational efficiencies.
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Network.   Medall’s network and the number of tests it performs have grown, Medall has achieved greater economies of scale, which has enabled it to process tests more efficiently and at lower cost. This is because the efficiency of a clinical laboratory improves as a function of the quantity of tests performed. Accordingly, as Medall’s sample volumes increase, they become progressively less expensive, making Medall’s clinical laboratories more cost-efficient. In addition, Medall believes its “hub and spoke” model is scalable and, thus, provides opportunity for the further growth of its business.

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Apex Labs.   Medall has 26 Apex labs, the largest network among its competitors. Medall’s Apex labs are spread strategically, reducing the need to transport samples to central lab, thereby reducing transport costs and ensuring a lower turn-around-time. Medall believes its strategically distributed lab architecture affords efficiency in resource allocation and specialization benefits beyond the standard “hub and spoke” model.

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Testing and Services.   Medall performs lab tests and services on equipment and instruments which are generally leased or rented under a “reagent rental” model. Medall believes this model benefits it economically by lowering its capital expenditures for diagnostic equipment, since it does not have to disburse amounts immediately upon receiving the instruments and equipment, but, instead, effectively amortizes them through purchases of the reagent-inputs necessary to perform the tests and services.

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Leveraging the Size of its Network.   Medall believes the size of its network provides it greater bargaining power with suppliers, thereby allowing it to reduce costs and improve its profit margins.

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Efficiencies.   Since a large portion of the diagnostic industry in India is unorganized, Medall believes that its competitively priced lab-to-lab business along with its vast network of Apex labs and quality associated brand name further enables Medall to process more tests and helps it increase machine utilization rates and operational efficiencies, leading to a low turn-around time.

Diversified Customer Acquisition Channels
Medall believes a diversified means of acquiring customers enables it to have a more stable stream of revenue and provides a superior platform for growth. Medall’s customer acquisition channels include walk-in patients, doctor prescriptions, corporate relationships, government partnerships, captive facilities in hospitals and lab to lab business. Walk in customers typically have had prior experience with Medall’s service or are members of its loyalty program. Other patients rely on doctor recommendations, which tend to be driven by a doctor’s perception of the quality and reliability of Medall’s tests. Corporate clients provide for their employees to come in for regular health check-ups. Medall has 570 such corporate tie-ups. Medall has PPP relationships with four state governments which provide for pathology and radiology services to the citizens of those states. Medall also has relationships with numerous hospitals and smaller labs to provide testing services.
Centralized information technology platform that fully integrates Medall’s network and is scalable
Medall’s centralized information technology platform fully integrates its large network through a common logistics and payments system, thereby allowing Medall to collect more efficiently, samples and payments from patients and healthcare service providers. In addition, Medall’s technology platform tracks its operations and internal performance metrics, thereby enabling Medall to improve the operating efficiency of its business. Medall’s centralized technology platform also gives healthcare providers convenient, online access to diagnostic results. Furthermore, the growth of Medall’s network is supported by the scalability of Medall’s technology platform, which readily can adapt to the increased data requirements of additional clinical laboratories and patient service centers.
Deep experience in Public Private Partnerships (“PPP”)
Medall has an eight-year track record of successfully and profitably implementing various PPP projects. Medall has relationships with four state governments to provide diagnostic services to the citizens of those states. The PPP projects help increase its penetration into Tier 2 and Tier 3 cities, enabling Medall to expand its network and enhance brand visibility. They also enable Medall to gain a steady captive inflow of revenue leading to scale economies. Medall’s Andhra Pradesh Lab PPP project currently serves on an average 20,000 people per day and its Jharkhand Lab PPP project has served more than 400,000 people in FY2018. In FY2018, 32% of Medall’s net revenue came from government contracts.

Experienced professional leadership team with strong industry expertise and successful track record
Medall is led by an experienced team of professionals with skill sets that are complementary and, Medall believes, requisite for the fast-growing Indian diagnostic healthcare services sector. Members of Medall’s management team have experience across industries including healthcare and, under their leadership over the last several years, Medall has grown rapidly and increased both the productivity and efficiency of its network. Medall’s management team has extensive experience both in growing businesses organically and in integrating the operations of acquired businesses. In addition, Medall is a complete professionally-run business. Medall believes this affords it the opportunity to employ best-in-class governance, maintain high standards in its hiring practices and better aligns its incentives with those of Medall’s stakeholders.
Medall’s Strategy
The key elements of Medall’s business strategy are as follows:
Continue to expand Medall’s presence in the territories in which it operates as well as enter new territories
Medall intends to expand its presence in regions in which it operates, with a particular emphasis on its core markets of South India as well as Central and Eastern India. Medall currently operate in 63 districts across eight states with a well-established network of Apex and L2 (distributed/satellite) labs. By adding more collection centers and lab-to-lab relationships around its existing network Medall expects to improve utilization and increase both revenues and margins without significant additional capital expenditures. Medall also intends to enter new territories by (i) penetrating regions with limited coverage by other national diagnostic chains, (ii) acquiring regional leaders and (iii) expanding Medall’s PPP footprint across other states.
Expansion through strategic acquisitions and partnerships
Medall has a proven track record of completing over 20 acquisitions since 2009. Medall will continue to explore expansion opportunities in India, including through strategic acquisitions of regional diagnostic healthcare service providers who possess brand recognition among an existing patient base and healthcare providers. Medall will also continue to seek strategic partnerships with key franchisees and hospitals to help sustainably support its future growth. Medall’s strategic acquisitions in India have been of smaller-scale diagnostic healthcare service providers and various partnerships for the management of hospital laboratories and with numerous franchisees that increased its patient base, customer reach and economies of scale, and it will continue to explore similar opportunities. Medall believes future acquisitions and partnerships will provide it operating synergies and a basis for organic growth in these new regions, through the introduction of diagnostic healthcare services — such as specialized testing — that are in addition to those already offered by the acquired companies. Medall also believes that strategic acquisitions and partnerships will provide it with additional purchasing power with its suppliers and increased economies of scale. Medall is currently tracking several potential acquisition targets that it believes could be completed at accretive adjusted EBITDA multiples and if such transactions are consummated, it believes they could contribute to significant incremental revenues and adjusted EBITDA.
Pursue Additional Public Private Partnerships
Medall has a track record of successfully implementing various Public Private Partnerships, including relationships with Andhra Pradesh, Telangana, Karnataka and Jharkhand. While these projects continue to grow organically, Medall believes there are more such Public Private Partnership opportunities available within and outside of those states. Several large states are believed to be moving to PPP models in diagnostics. Medall believes its deep experience with PPPs and its integrated offering of both pathology and radiology services make it attractive partners to be considered for these opportunities.

Continue Market Leadership in Radiology
Medall is the market leader in the radiology diagnostics sector in South India. Medall will continue to focus on leveraging its brand presence to expand volumes in existing operations and enhance the customer experience. Medall believes it will be able to expand its radiology business opportunistically on an asset light basis.
Increase the breadth of diagnostic healthcare testing and services platform
Medall plans to increase the breadth of its diagnostic healthcare testing and services platform through, among other things, the adoption of new, cutting-edge diagnostic healthcare testing technology, as Medall believes this will expand its sources of revenue and further enhance the reputation of its brand. For example, Medall intends to offer more preventive healthcare screening and chronic and lifestyle disease management services, given the increasing health awareness of, and concomitant increase in, chronic and lifestyle diseases in India. This would include additional development in the areas of genetics, molecular and oncology testing, as well as an expansion of Medall’s current chronic disease management and wellness programs. Medall also intends to further grow its corporate customer base by continuing to market its healthcare proposition to human resource departments and other corporate decision makers.
Continue focus on providing customers quality diagnostic and related healthcare tests and services
Medall believes the quality and reliability of Medall’s diagnostic and related healthcare tests and services are essential to its success, as Medall believes these are primary concerns to patients, hospitals and other healthcare providers and corporate customers. Accordingly, Medall’s commitment to the quality and reliability of its diagnostic healthcare services is fundamental to its corporate brand and strategy. For example, Medall will continue to respond to the needs of individual customers and the healthcare industry by maintaining the quality of its diagnostic healthcare services and improving its turnaround times for testing results. In addition, Medall will continue to upgrade its diagnostic equipment and technology in order to increase the efficiency of its processing capacity and will continue to increase the geographic reach of its radiology services. Medall believes it will gain access from its suppliers to advanced diagnostic technologies and equipment, which will further enhance the quality and reliability of its diagnostic healthcare services. Medall will also continue to enhance the customer experience by further developing its online initiatives and leveraging its potential data analytics capabilities.
Leverage network efficiencies to expand management of hospital-based and other clinical laboratories
Medall plans to increase the number of hospital-based clinical laboratories that it manages by leveraging the scale and efficiency of its network to perform the diagnostic healthcare testing services of these hospitals and other clinical laboratories within its facilities. Medall believes that the ability to provide comprehensive offerings of both pathology and radiology service under one roof makes it an attractive partner for hospitals looking to reduce costs and increase efficiencies.
Business Operations
Medall’s Network
Medall offers access to healthcare diagnostic services in India through its regional network of clinical laboratories and collection centers. Medall has organized its network into a “hub and spoke” model, whereby specimens are collected from across multiple locations within a district or region for shipment to a predesignated clinical laboratory for centralized diagnostic testing. Collectively, Medall’s clinical laboratories offer a range of approximately 1,650 tests, which are organized into approximately 900 pathological tests and approximately 750 radiology tests.
Medall’s hub stores typically provide MRI, CT, Ultrasound, X-Ray and full pathological testing capabilities. Spoke stores typically have many of the services provided at the hub laboratories, except for MRI. The Medall Care Center Plus (MCC+) stores offer Ultrasonography, X-ray, ECG and full pathological testing capabilities. Medall’s lab collection centers (LCCs) offer a range of services from all pathology tests and health checks. In addition, Medall operates specialty laboratories focused on disciplines such as histopathology, molecular biology and genetics.

As of March 31, 2018, Medall’s network consisted of 186 clinical laboratories, including Medall’s 26 Apex labs and more than 7,850 customer touch points. Of these touch points, 241 are company owned, 258 are operated on a franchise basis, 1,423 are operated pursuant to government contracts and 5,928 are lab-to-lab arrangements.
Hospital and Lab-to-Lab Services
Hospitals which lack the resources, licenses or scale to operate onsite clinical laboratories efficiently often seek to enter into laboratory management agreements with larger laboratory networks, like Medall. Under these arrangements, Medall operates “in-hospital” clinical laboratories to conduct onsite routine testing and provide offsite support for more complex testing needs through its laboratory network. Medall offers its hospital partners two different models: (i) Medall operates the laboratory within the hospital utilizing Medall’s equipment or employees or (ii) Medall provides laboratory management services for the hospital’s existing facilities. These arrangements are typically conducted on a revenue sharing basis, the commercial terms of which depend on the infrastructure provided by the partner hospital. Similarly, Medall has entered into lab-to-lab arrangements. These arrangements allow smaller laboratories to send samples to Medall’s clinical laboratories for testing services that they are unable to provide on their own premises. Medall can offer its lab-to-lab partners competitive pricing for fast turn-around on high quality testing. Medall’s lab-to-lab partners are typically charged a fixed price per test.
Public Private Partnerships
Medall currently operates Public Private Partnerships with the governments of Andhra Pradesh, Telangana, Karnataka and Jharkhand. Pursuant to these arrangements, Medall typically operates within government healthcare facilities including primary hospital centers, community health centers and other public hospitals. In addition, during the duration of each of the PPPs, Medall is typically permitted to utilize these facilities to provide testing services to private patients outside of the coverage of the PPPs. These arrangements are typically structured around a guaranteed minimum number of samples per period at an agreed upon per-sample fee. As an example, Medall entered into a PPP in the state of Andhra Pradesh beginning in January 2016. The project is currently serving an average of 20,000 people per day. Medall offers nearly 70 tests at approximately 1,400 touch points across the state of Andhra Pradesh.
Preventive Health Check-Ups
The preventive health segment is growing at a rapid pace in India. Medall has been focusing on growing its revenue from direct walk-in customers especially in the area of preventive health checkups. Medall has introduced different products in the preventive health check-up such as SASH (Stay Aware, Stay Healthy) and Medall Health Monitoring and Privilege membership card. For under $10, SASH provides a package of 57 tests that cover a range of measures such as BMI, BP, Waist-hip ratio, visceral fat and metabolic age in addition to blood parameters including a screening of heart, diabetes, thyroid, liver, kidney, bone and blood vitals. The SASH report provides an easy-to-comprehend Health Score report that marks out major impressions and key recommendations for areas of improvement including diet & exercise suggestions to improve your health score. Medall believes this is the first screening package of its kind in India and has served over 20,000 customers within three months of its launch.
Quality Assurance
Medall has adopted a code of conduct for its clinical laboratories and other facilities designed to improve the processes for collection, handling, storage and transportation of patient specimens, as well as to assure accurate and timely test results and work environment of its employees in general. As of today, Medall has 10 National Accreditation Board for Testing and Calibration Laboratories (NABL) accredited labs, while nine of its labs are under process for NABL accreditation. Medall has three National Accreditation Board for Hospitals and Healthcare Providers (NABH) accredited laboratories. In addition, 108 of Medall’s laboratories have achieved International Organization for Standardization (ISO) certification for their quality systems.
Quality practices adopted for Pathology:
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External Quality Assurance Scheme (EQAS) — Proficiency Testing Service Providers (PTSP) are analyzed and results are sent back to all lab departments.

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Internal Quality Assurance — Sample with known results are tested in Medall Labs. Control sheets are auto uploaded to IT portal every day and are to be approved by a pathologist before tests begin for the day. Medall sends samples to NABL accredited labs and compares the results. Random samples are tested at different labs and by different technicians. Medall also sends samples to another of its nearby labs to compare test results.

Quality practices adopted for Radiology:
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Clinical Audits — Clinical audits are conducted by the senior radiologist every week, in which reports are evaluated based on content, quality, relevance, perception and interpretation of findings, decisions and recommendations for case management. Missed findings are graded as per ACR (American College of Radiology) Standard norms grade 1-4b.

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Standardization — Standard reporting formats are used, along with a standard turnaround time fixed for every modality.

Information Technology
The main components of Medall’s technology architecture are as follows:
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Point of sale system — Medall utilizes UWIN software which centralizes its systems for customer billing, home collection and offering and tracking promotions. This system enables Medall to process up to 35,000 patients a day. Medall also utilizes the UWIN App which enables us to offer online and offline application for scheduling of patient appointments, registration of patients and billing. The software automatically generates, and dispatches reports along with tracking productivity.

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Medall Centralized Accounting System (MAS) — The Medall IT team has designed and developed this software technology to cater to the functional teams in Medall.

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Franchise Management System — It is an online system for creating and managing franchisee accounts, which included billing master that enables Medall to tack revenue share and generate periodic MIS reports.

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Medall Purchase Management System (MPMS) — Developed by Medall’s in-house IT team, tracks purchases and delivery of consumables such as film, lab reagents, medicines and medical consumables.

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L2L sales app — A sales lead and account management app that is used to record comprehensive information about the L2L partner and manage future transactions with them including auto invoice generation.

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Digital Reporting Center — A digital pathology and tele pathology system that generates test reports than can be accessed and approved by pathologists from any location.

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Medall Customer Portal and Application — Enables the customer to log into the Medall portal to check their medical test reports. Also available on a mobile application.

Intellectual Property
Medall has obtained 44 registered trademarks under various classes in India, which include the trademarks for “Medall Diagnostics,” “Medall Precision Diagnostics” and “SASH” (Stay Aware, Stay Healthy), among others. Medall currently has one copyright registration. Medall is in the process of applying for registration of 21 additional trademarks and three copyrights associated with its brand. In addition, Medall developed and owns certain software namely, Uwin-Lite and the Medall Accounting System.
Legal Proceedings
Medall is currently involved in various claims and legal actions that arise in the ordinary course of business, but the results of litigation and claims cannot be predicted with certainty. For a discussion of the various risks Medall may face from legal proceedings, see “Risk Factors.”
Suppliers
Medall has a centralized purchase team which identifies, approves and procures all the materials to be consumed across Medall. Medall’s key suppliers are the manufacturers of automated analyzers, reagents and diagnostic kits. Medall has built solid relationships with global equipment vendors like GE, Siemens, Philips, Fuji in radiology, Biosystems, Siemens, Abbott, Horiba, Leica in pathology. Medall typically takes equipment on lease and under reagent rental mode from equipment vendors. Its reagent supply agreements typically include minimum purchase levels for each month that Medall is required to meet and include volume discounts if Medall exceeds its minimum requirements by a specified amount. Medall believes that it has good working relationships with all of its key suppliers.
Equipment Maintenance
The timely and effective maintenance of Medall’s equipment and instruments is essential for the efficient operation of its diagnostic equipment. Rented equipment under reagent rental arrangements are maintained by the vendors in accordance with the terms of Medall’s agreed service level agreements. In addition, Medall recalibrates instruments regularly in accordance with the manufacturers’ recommendations and schedule. Purchased equipment typically has a 12-month supplier warranty for any defects, malfunctions and any required repairs required. Medall also has annual maintenance contracts or comprehensive maintenance contracts for most of its analyzers and other equipment with the respective manufacturers or their authorized dealers. Pursuant to the terms of annual maintenance contracts, the manufacturer or dealer is responsible for the maintenance and repair of the analyzers. A comprehensive maintenance contract, in addition, obliges the manufacturer or dealer to replace spare parts at its own cost.
Research and Development
Medall’s research and development division seeks to expand on its existing test menu and improve its diagnostic procedures, in order to improve test sensitivity, test specificity, processing time or costs as compared to available conventional tools. Medall also intends to continue to invest in advanced testing capabilities to provide the latest technologies in diagnostic laboratory testing. Medall has added, and expects to continue to add, new testing technologies and capabilities through a combination of internal development initiatives, technology licensing and partnership transactions.

Competition
The clinical laboratory business is highly competitive. Medall is among the five largest diagnostics service providers in India and compete with other large chains including Dr. Lal PathLabs, SRL Diagnostics, Metropolis and Thyrocare. In addition, Medall competes with many smaller, independent clinical and anatomical laboratories as well as laboratories owned by hospitals and physicians. Medall believes that, in selecting a diagnostic healthcare service provider, patients often consider many factors, including the following:
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reputation of the laboratory among patients and the medical community;

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accuracy, timeliness and consistency in reporting test results;

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service capability,

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quality and convenience offered by the laboratory;

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pricing of the clinical laboratory’s services;

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range of diagnostic tests performed by the provider; and

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ability to exercise quality control throughout the testing process.

Medall believes that it competes favorably with its principal competitors in each of the above and other factors. Medall also believes that its broad diagnostic testing menu and its integrated radiology and pathology offering provides and it with a competitive advantage within the diagnostic services industry in India that enables Medall to compete on bases beyond price. In addition, Medall believes that larger diagnostic companies, like Medall, are better able to increase their shares of the overall clinical testing market due to their large service networks and lower cost structures. Medall believes that these advantages should enable it to more effectively serve its patients. However, a significant portion of diagnostic testing is likely to continue to be performed by hospitals and smaller-scale laboratories. As a result, Medall will continue to compete against hospital-affiliated and other laboratories, on the basis of pricing, service capability and quality.
Environmental, Health and Safety matters
Medall is subject to Indian laws and regulations relating to the protection of the environment and human health and safety and laws and regulations relating to the handling, transportation and disposal of medical specimens, infectious and hazardous waste and radioactive materials. All of Medall’s laboratories are subject to applicable laws and regulations relating to biohazard disposal of all laboratory specimens.
Employees
As of March 31, 2018, Medall had 2,569 full-time employees and 137 full-time consultants engaged on a contractual basis, including pathologists, biochemists, microbiologists, technicians, phlebotomists and radiographers, located in India. Medall’s laboratories are manned by qualified scientific staff and supervised by a team of pathologists and radiologists with specializations in relevant fields of laboratory medicine or radiology.

Directors and Executive Officers
As of the date of this proxy statement, Medall’s directors and executive officers are as follows:
Name	Age	Position
Raju Venkatraman	60	Chief Executive Officer
K.R. Ravi Shankar	55	Chief Financial Officer
Captain N. Raghavan	55	President, Division I
Mriganka Gupta	62	President, Division II
Harish S.	41	Chief Technology Officer
Dr. M. G. Satish	44	Chief Pathologist
Dr. Anand H.K.	45	Chief Radiologist
Dr. Ramesh Iravatham	58	Vice President of Lab Operations
Arjun Ananth	48	Independent Director
Sandeep Reddy	50	Independent Director
Raju Venkatraman was the founder and has served as Chief Executive Officer of Medall since September 2009. Mr. Raju began his career at Cadbury India in 1981 and then worked for Electronic Data Systems in the United States between 1985 to 1991. He joined HiTech Consultants in 1991, which acquired and renamed as Vetri Systems. In 1998, he sold Vetri Systems to Lason Inc. and served as President of Data Management Services until 2001. In 2002, Mr. Raju acquired RevIT Systems and led its sale to ICICI One Source Solutions in 2004. Mr. Raju served as Chief Operating Officer and Joint Managing Director of the merged entity, renamed as Firstsource Solutions, until 2009. Mr. Raju graduated from IIT Madras with a bachelor’s in chemical engineering in 1981.
K.R. Ravi Shankar has served as Medall’s Chief Financial Officer since August 2017. From September 2016 to July 2017, Mr. Shankar worked as a financial consultant to several media companies. Mr. Shankar was Chief Financial Officer of Hinduja Foundries (later merged with Ashok Leyland) from December 2012 to September 2016. During this period, Mr. Shankar oversaw preferential issue of shares, preference shares, global depository receipt issue and debt raising/renegotiation. Mr. Shankar was also responsible for procurement and information technology from 2012 to 2015. Prior to joining Hinduja Foundries, Mr. Shankar was involved in various business turnaround initiatives and restructurings. Since the beginning of his career in 1987, Mr. Shankar has worked in Standard Organics, Asian Paints India, BGR Energy, Suzlon Energy and Orchid Chemicals and Pharmaceuticals. Mr Shankar has a bachelor’s degree in commerce from St. Xavier’s College, Calcutta, and is a qualified as a Chartered Accountant from the Institute of Chartered Accountants of India in 1987.
Captain N. Raghavan has served as President of Division I of Medall since April 2017. Capt. Raghavan joined Medall in August 2011, and during his tenure at Medall, he has handled projects and maintenance and operations. Prior to Medall, Capt. Raghavan served in the Indian Navy in various capacities from 1988 to 2011. Capt. Raghavan received his bachelor’s degree in electrical engineering from NIT Warangal and master’s degree in electronics from IIT Kharagpur. He received his postgraduate diploma in business management in human resource development from Symbiosis Institute of Management Studies, Pune.
Mriganka Gupta has served as President of Division II of Medall since March 2018. Mr. Gupta joined Medall in September 2009, and during his tenure at Medall has worked in various capacities within Medall’s operations department. From 2002 through 2008, Mr. Gupta was Director and Vice President (Finance) at Oracle, India. Since the beginning of his career, Mr. Gupta has worked in various positions at Oracle, India, Vetri Systems and Cadbury India. Mr. Gupta completed his bachelor’s degree in finance from the Citi College of Commerce.
Harish S. has served as the Chief Technology Officer and Executive Vice President of Medall since October 2016. Harish has more than 20 years of experience in building business information technology systems. At Medall, Harish is also responsible for procurement and projects and maintenance. Prior to Medall, he held various positions at Attune Technologies from August 2015 through October 2016. Mr. Harish worked as Chief Information Officer at Medall from December 2009 to July 2015. Mr. Harish has also worked with Merrill Technology Services from June 2006 to November 2009, Lason India Ltd. from September 2001 to June 2006, Global Software Ltd. from March 2001 to August 2001 and Vetri Software from August 1996 to February 2001. Mr. Harish holds a bachelor’s degree in computer applications from the University of Madras.
Dr. M. G. Satish has served as the Chief Pathologist and Vice President of Medall since March 2016. Dr. Satish joined Medall through the acquisition of his centre S.V. Diagnostics by Medall in February 2011. Prior to Medall, Dr. Satish founded S.V. Diagnostics in February 2008. He began his career in 2003 and worked as a Consultant Pathologist across various diagnostic centres before founding SV Diagnostics. Between 2003 and 2008, Dr. Satish also taught at MVJ Medical College, Dr. B.R. Ambedkar Medical College and Rajarajeshwari Medical College and Hospital. He is trained in “Quality Management System and Internal Audit” as per ISO 15189, 2007 & 2012 guidelines, in accordance with NABL requirements. Dr. Satish completed his Bachelor of Medicine and Bachelor of Surgery (MBBS) in 1998 and his Doctor of Medicine (MD) in Pathology in 2002 from Rajiv Gandhi University of Health Sciences, Al-Ameen Medical College.
Dr. Anand H.K. has served as Medall’s Chief Radiologist since December 2016. He joined Medall as part of its acquisition of Clumax Diagnostics in February 2010. He co-founded Clumax Diagnostics in August 2005. From December 2000 to July 2005, Dr. Anand worked as a consultant radiologist across various diagnostic centers. He has also worked as an assistant professor in the radiology department of Kasturba Medical College, Manipal. He completed his MBBS and MD (Radiology) from Kasturba Medical College, Manipal.
Dr. Ramesh Iravatham has served as Vice President of Lab Operations since April 2015. Dr. Ramesh joined Medall through the acquisition of his center, Dr. Iravatham’s Laboratory, by Medall in March 2011. At Medall, Dr. Iravatham is responsible for establishing and maintaining lab quality standards and also assists in NABL accreditations. Prior to Medall, Dr. Ramesh owned and managed Dr. Iravatham’s Laboratory for more than 30 years. Dr. Ramesh completed his bachelor’s degree in chemistry in 1980 and his master’s degree in bio-chemistry from Corllins University, USA in 2011. Dr. Ramesh received his doctorate in bio-chemistry from Canterbury University, UK in 1994.
Arjun Ananth has served as a member of Medall’s board of directors since May 2016. He has served as a Portfolio Director at Peepul Capital Investment Advisors (P) Ltd. since March 2016. Prior to joining Peepul, Mr. Anath was the Chief Financial Officer of Tube Investment of India Ltd. from July 2013 to February 2016. From May 2011 to July 2013, he served as Special Director on the board of Ashok Leyland Limited. Mr. Ananth was as an equity research analyst with ICICI Securities and Finance Co Ltd between 1994 and 1996. He earned a master’s of business administration degree from New York University’s Leonard N Stern School of Business in 1998. Since earning his master’s of business administration degree, Mr. Anath has worked with Credit Suisse First Boston in their Investment Banking Group, Celetronix International Limited, Nike India Private Limited, Sanmar Engineering Corporation, Ashok Leyland and Tube Investments of India Limited. Mr. Ananth qualified as a Chartered Accountant in India since 1994 after earning his bachelor’s degree in commerce from Loyola College in 1991.
Sandeep Reddy has served as a member of Medall’s board of directors since May 2016. Mr. Reddy founded Peepul Capital in 2000 and has served as a Managing Director of the firm for the past 18 years. Prior to the launch of Peepul Capital in 2000, Mr. Reddy had 10 years’ experience in strategy consulting with Price Waterhouse in San Francisco and Andersen Consulting in London. Mr. Reddy received a bachelor of science degree in computer science and finance from Utah State University and master’s of business administration from IMD (Switzerland).
Employment Agreements
Medall’s executive officers and the members of its board of directors are not parties to employment agreements or other contracts providing for benefits upon the termination of employment.
Management Compensation
The aggregate annual compensation paid to Medall’s key management personnel as of March 31, 2018 was INR 18 million.

Insurance
Most of Medall’s clinical laboratories, other facilities and corporate offices are insured against fire and certain special perils, including earthquake and terrorism damage. Medall also has various other insurance policies covering equipment and machinery damage, money-transit, fidelity guarantee and statutory employee liability insurance, business interruption at its facilities resulting from various perils, all risks relating to information systems equipment (including losses caused by electrical breakdowns), burglary causing loss of inventory and employee health, Director liability insurance and professional indemnity for Medall’s clinical team. Medall believes that its insurance coverage is of the type and in the amounts commensurate with the nature and scope of its operations.
Regulation and Compliance
The diagnostic industry in India generally lacks a stringent and comprehensive regulatory framework. However, several Indian states have enacted legislation to regulate facilities such as Medall’s diagnostic centers and laboratories. These regulations, which may vary widely by state, aim to regulate minimum standards of healthcare services and billing rates and impose monetary penalties for violations. In addition, some states require facilities such as Medall’s laboratories to register with the state. While Medall continuously monitors compliance of its facilities and services with the laws and regulations of applicable jurisdictions, there can be no assurance that Medall will be able to comply with the standards for the services it provides in each jurisdiction or that Medall would be able to obtain new registrations or renew its existing registrations under other applicable laws. While Medall believes that certain jurisdictions do not require registration of Medall’s facilities, the applicable authorities could take a different view. These factors could subject Medall to penalties, fines and the loss of various licenses, certificates and authorizations necessary to operate its business. Further, Medall is subject to a broad range of safety, health and environmental laws and various labor, workplace and related laws and regulations, which impose controls on the disposal and storage of bio-medical waste, air and water discharges, on the storage, handling, discharge and disposal of chemicals, employee exposure to hazardous substances and other aspects of its operations. For a discussion of the various risks Medall may face from regulation and compliance matters, see “Risk Factors.”

Medall Management’s Discussion and Analysis of Financial Condition and
Results of Operations
References in this “Medall Management’s Discussion and Analysis of Financial Condition and Results of Operations” section to the “Company,” “us,” “our” or “we” refer to Medall Healthcare Private Limited. For purposes of this section, references to “FY” refer to the financial year from April 1st through March 31st. The following discussion contains forward-looking statements reflecting Medall’s current expectations, estimates and assumptions concerning events and financial trends that may affect its future operating results or financial position. Actual results and the timing of events may differ materially from those contained in these forward-looking statements due to a number of factors, including those discussed in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.”
Medall Management’s Discussion and Analysis of Financial Condition and Results of Operations
The following discussion and analysis of Medall’s financial condition and results of operations covers periods prior to the consummation of the Transaction and summarizes the factors that had a material effect on its results of operations during the fiscal years ended March 31, 2018, March 31, 2017 and March 31, 2016. Accordingly, the discussion and analysis of historical periods does not reflect the significant impact that the Transaction will have on Medall. You should read the following discussion and analysis in conjunction with Medall’s Consolidated Financial Statements and the related notes thereto included elsewhere in this proxy statement. This discussion and analysis contains forward-looking statements that are based on Medall management’s current expectations, estimates and projections about its business and operations. Medall’s actual results may differ materially from those currently anticipated and expressed in such forward looking statements as a result of various factors, including the factors described under “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and elsewhere in this proxy statement.
Basis of preparation of our Consolidated Summary Financial Statements
Consolidated financial statements consist of Financial Statement of Medall Healthcare Private Limited (Medall) and its subsidiaries controlled by Medall.
Overview
Medall is an India-focused healthcare service provider focused on providing pathology and radiology tests principally in an out-patient setting. We operate company and franchisee-owned service centers that serve customers from hospitals, doctor prescriptions and walk-in patients. In addition, we provide sample processing services to standalone collection centers and home sample collections. We also have tie-ups with corporate entities to provide customized pre-employment checkups, pre-insurance health checks and periodic preventive health checkups for employees. In addition to retail customers, we serve customers through Public Private Partnerships (PPP) in the states of Andhra Pradesh, Telangana, Jharkhand and Karnataka.
Factors Affecting Medall’s Results of Operations
Medall’s results of operations are affected by a number of external factors. Some of the more important factors are briefly discussed below.
Demand for Medall’s Offerings
Medall services customers in 8 Indian states covering 25% of India’s population and derives its revenue from providing over 1,650 radiology and pathology tests. According to a recent India Brand Equity Foundation report, the Indian diagnostics sector is expected to grow at a 20% CAGR between 2012 and 2022 resulting in a six-fold increase in revenues for the Indian diagnostics sector over that period. Radiology is expected to account for 43% and pathology for 57% of total Indian diagnostics industry revenues according to CRISIL estimates. Over 90% of diagnostics tests conducted in India are driven by patients seeking medical care; wellness testing is still a nascent segment but growing faster than the overall Indian diagnostics market.

Customer Pricing
The Company’s revenue is a function of test prices, mix of tests offered and volume of tests conducted. Given the historically limited role of private and government health insurance, prices are principally set by the market through competition among private players. The Company’s PPP contracts are based on fixed prices per test or sample with negotiated price increases on minimum assured test volume.
Seasonality
Medall’s operations are subject to seasonal variation due to the timing of India’s peak holiday season and periods of extreme or inclement weather. Traditionally, the peak summer months and last two months of the calendar year have been associated with lower sales. This seasonality and variations of this seasonality could impact the ability to compare results between time periods.
Key Business Segments
The Company operates two key business lines — pathology and radiology. Pathology tests include hematology, biochemistry and immunology. While, Radiology tests include Computed Tomography (CT), Magnetic Resonance Imaging (MRI), Doppler ultrasound and X-ray tests. Over FY2018 and FY2017, revenues from pathology grew at 23% and 31% respectively whereas radiology revenues decreased by 9% and grew at 1% respectively.
	in INR Mn			% Increase (Decrease)
Fiscal Year Ended March 31	FY2018	FY2017	FY2016	2018 vs 2017	2017 vs 2016
Pathology	1,988	1,618	1,238	23%	31%
Radiology	1,544	1,705	1,690	(9)%	1%
Operating Income	3,533	3,323	2,928	6%	14%
Other Income	12	12	19	(2)%	(37)%
Net Revenue	3,544	3,335	2,947	6%	13%
Revenue Concentration
Medall derives all its revenue from Indian operations. In FY2018, the Company served over 9 million customers across eight Indian states at prices that range from USD 1 to USD 200. Payment for such diagnostic tests is made either by the patient or, in a PPP contract, by the Government. The quality of tests provided does not vary depending on the type of payor. In FY2018, PPP contracts with the states of Andhra Pradesh, Telangana, Jharkhand and Karnataka accounted for 32% of net revenue.
Key Financial Definitions
Net Revenue
Revenue from services is measured at the fair value of the consideration received or receivable net of discounts and taxes. Revenue from medical diagnostics, testing and allied services of non-cure nature is recognized upon completion of services. Upfront payments from franchise arrangements and training are recognized on execution of the franchise contracts and revenue share from diagnostic tests are recognized on completion of services. Net revenue excludes discounts, revenue share and the charges paid to franchisees for collection of samples and processing of tests.
Other Income
Our other income comprises primarily of dividends from treasury investments in stock market-linked instruments and interest income from fixed bank deposits.
Cost of Sales
Our cost of sales comprises of  (i) cost of materials consumed; (ii) employee benefits; (iii) other operating expenses; and (iv) other expenses. Our cost of materials comprises of cost of reagents, films, contrast and other consumables used by us for rendering diagnostic testing services. Our employee benefits expenses comprise of salaries and wages, contributions to provident and other funds, gratuity and staff welfare expenses. Our other operating expenses include professional fees for reporting of tests, outsourced lab processing costs, power and fuel and rent. Our other expenses include annual maintenance charges, rent, rates and taxes, printing and stationary, power, fuel and water charges, advertisement and business promotion expenses and other similar ancillary expenses.
Finance Expenses
Our Finance Expenses include interest expenses and bank charges on any indebtedness.
Results of Operations
	INR Mn			Change in INR Mn		% Change
Fiscal Year Ended March 31	FY2018	FY2017	FY2016	2018 vs 2017	2017 vs 2016	2018 vs 2017	2017 vs 2016
Net Revenue
Net Revenue from Operations	3,533	3,323	2,928	209	395	6%	14%
Other Income	12	12	19	(0)	(7)	-2%	-37%
Net Revenue	3,544	3,335	2,947	209	389	6%	13%
Expenses
Cost of Materials Consumed	385	341	312	43	30	13%	9%
Other Operating Expenses	1,021	1,059	1,032	(38)	27	-4%	3%
Employee Benefits	636	615	457	20	159	3%	35%
Other Expenses	531	542	444	(11)	98	-2%	22%
Finance Expenses	186	365	297	(179)	69	-49%	23%
Depreciation & Amortisation	371	371	320	(0)	52	0%	16%
Total Expenses	3,130	3,294	2,861	(164)	433	-5%	15%
Earnings Before Tax	414	41	86	373	(44)	902%	-52%
Tax Expense	136	85	74	52	11	61%	14%
Earnings After Tax	278	(43)	12	321	(55)	741%	-476%
Other Comprehensive Income	(2)	(5)	—	2	(5)	-50%	0%
Non-controlling Interest	3	1	1	2	(0)	451%	-40%
Total Earnings After Tax	273	(48)	11	321	(59)	663%	-555%

Net Revenue from Operations
Net Revenue from operations grew annually at 6% and 14% in FY2018 and FY2017. The growth rate was adversely impacted by slowdown in radiology revenue, (9)% and 1% in FY2018 and FY2017, due to a mix of factors — demonetization announced by the Government of India in November 2016 which temporarily created an environment where larger ticket (compared to pathology tests) diagnostic tests were postponed due to paucity of currency in circulation, and inclement weather in key markets. Pathology revenue grew annually at 23% and 31% in FY2018 and FY2017 due to strong performance in PPP contracts.
	Percentage of Total Net Revenue
Fiscal Year Ended March 31	FY2018	FY2017	FY2016
Cost of Materials Consumed	11%	10%	11%
Other Operating Expenses	29%	32%	35%
Employee Benefits	18%	18%	16%
Other Expenses	15%	16%	15%
Cost of Services	73%	77%	76%

Cost of Services
Cost of Services improved as a percentage of total net revenue in FY2018 principally on account of slower growth in Other Operating Expenses compared to growth in Net Revenue from Operations. Cost of materials, Employee benefits and Other expenses remained largely flat as percentage of revenue between FY2018 and FY2016.
Depreciation and Amortization Expense
Depreciation and amortization costs remained flat for the FY2018 and FY2017 and increased by 16% in FY2017 over FY2016.
Tax Expense
Our effective tax rate in FY2018 was 33% of reported profit before tax. Tax expenses in FY2018 grew 61% over FY2017 as reported profit before tax grew 901% over the same period. Previous years tax expenses were higher on account of exclusion of imputed interest from convertible securities held by Medall’s investors.
Key Measures Used to Evaluate Financial Performance
Medall management uses Adjusted EBITDA as a key measure of financial performance. As presented below, EBITDA is defined as net income before interest expense, provision for income taxes, and depreciation and amortization excluding the impact of extraordinary items such as expenses incurred in relation to the Medall sale process like due diligence expenses, legal and professional charges and other expenses which are one-off in nature. Medall management believes that Adjusted EBITDA provides a meaningful view of its operating results by eliminating expenses and income that are not reflective of the underlying business performance.
Adjusted EBITDA as presented in this proxy statement is a supplemental measure of performance that is neither required by, nor presented in accordance with, GAAP. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, income from operations or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as a measure of liquidity. Medall’s presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. Set forth below is a reconciliation of Adjusted EBITDA to net income:
	INR Mn
Fiscal Year Ended March 31	FY2018	FY2017	FY2016
Net Income	273	(48)	11
Finance expenses	186	365	297
Depreciation & Amortization	371	371	320
Tax expense	136	85	74
Minority income	3	1	1
Acturial loss on post-employment defined benefit plans	2	5	0
Extraordinary items	19	55	0
Adjusted EBITDA	991	832	702

Adjusted EBITDA grew 19% over the last two years from INR 832 million in FY2017 to INR 991 million in FY2018 and from INR 702 million in FY2016 to INR 832 million in FY2017. As a percentage of Net Revenue, adjusted EBITDA was 24% for FY2016, 25% for FY2017 and 28% for FY2018.

Financial Condition, Liquidity and Capital Resources
As of March 31, 2018, our net worth was INR 3,136 million as compared to INR 2,861 million as of March 31, 2017 and INR 1,863 million as of March 31, 2016.
Cash Flows
	INR Mn
Year Ended March 31	FY2018	FY2017	FY2016
Cash flow from operating activities	365	629	551
Cash flow used in investing activities	(114)	(321)	(598)
Cash flow from financing activities	(234)	(379)	121
Change in Cash & Cash Equivalents	16	(71)	74
Cash & Cash Equivalents at the beginning of the year	90	161	86
Cash & Cash Equivalents at the end of the year	106	90	161

Operating activities.   Cash flow from operating activities was INR 365 million in FY2018 versus INR 629 million in FY2017 primarily on account of unfavorable changes in working capital, specifically on account of the Jharkhand PPP.
Investing activities.   Cash used in investing activities was principally utilized for maintenance and growth capital expenditure.
Financing activities.   The Company did not generate cash from financing activities in the last two fiscal years.
Fixed Assets
As at March 31, 2018 and March 31, 2017, we had net tangible assets of INR 2,470 million, intangible assets of INR 827 million and capital work in progress of INR 0.3 million. As at March 31, 2017, we had net tangible assets of INR 2,649 million, intangible assets of INR 826 million and no capital work in progress. As at March 31, 2016, we had net tangible assets of INR 2,809 million, intangible assets of INR 847 million and capital work in progress of INR 59 million.
Contingent Liabilities
For details of contingent liabilities as of March 31, 2018, March 31, 2017 and March 31, 2016, see the note on Contingent liabilities in the “Financial Statements”.
Off-balance sheet arrangements and financial instruments
We do not have any off-balance sheet arrangements, derivative instruments, swap transactions or relationships with unconsolidated entities or financial partnerships that would have been established for the purpose of facilitating off-balance sheet transactions.
Significant Developments occurring after March 31, 2018
To our knowledge no circumstances have arisen since the date of the last financial statements which materially and adversely affect or are likely to affect, our operations or profitability, or the value of our assets or our ability to pay any material liabilities within the next 12 months.
Significant Accounting Policies
Historical Cost convention
The Financial Statements have been prepared under historical cost convention on accrual basis except for certain assets and liabilities as stated in the respective policies, which have been measured at fair value.

Current/Non-Current classification
The assets and liabilities have been classified as current or non-current as per the Company’s normal operating cycle and other criteria set out in the Schedule III to the Act. Based on the nature of products and the time between the acquisition of assets for processing and their realization in cash and cash equivalents, the Company has ascertained its operating cycle as 12 months for the purpose of current and non-current classification of assets and liabilities. Cash or cash equivalent is treated as current, unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period. Deferred tax assets and liabilities are classified as non-current assets and liabilities.
Functional and Presentation currency
Items included in the Financial Statements of the Company are measured and presented using the currency of the primary economic environment in which the Company operates (“Functional Currency”). Indian Rupee is the functional Currency of the Company.
Basis of consolidation
Consolidated financial statements consist of Financial Statement of MHPL (Parent) and its subsidiaries controlled by MHPL. The financial statements of the company and its subsidiaries are combined on a line-by-line basis by adding together the book values of like items of assets, liabilities, income and expenses, after fully eliminating intra-group balances, intra-group transactions and the resultant unrealized Earnings or losses. The consolidated financial statements are prepared to the extent possible using uniform accounting policies for like transactions and other events in similar circumstances and are presented in the same manner as the company’s stand-alone financial statements. The difference between the cost to the company of its investment in the subsidiaries and its proportionate share in the equity of the subsidiaries as at the date of acquisition is recognized as Goodwill or Capital Reserve, as the case may be. Goodwill is tested for impairment at the end of each accounting year. For impairment, the carrying value of goodwill is compared with the present value of discounted cash flows of the respective subsidiaries and loss, if any, is adjusted to the carrying value of the goodwill. The financial statements of the entities used for purpose of consolidation are drawn on the basis of same reporting date as that of the company i.e. year ended March 31, 2018.
Revenue Recognition
Revenue from rendering of Services
Revenue from services is measured at the fair value of the consideration received or receivable net of discounts and taxes. Revenue from medical diagnostics, testing and allied services of non-cure nature is recognized upon completion of services. Revenue from Franchise arrangements and training are recognized as per the terms of the arrangement.
Interest Income
Interest income is recognized using the effective interest rate method. The effective interest rate is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to the gross carrying amount of a financial asset.
Property, Plant and Equipment (PP&E)
Tangible Assets
All property plant and equipment are stated at historical cost of acquisition less accumulated depreciation and amortization and impairment, if any. Historical cost includes purchase price, taxes and duties (Net of tax credits), labor cost, estimated cost of dismantling and restoration and all other directly attributable overhead expenditure incurred up to the date the asset is ready for its intended use. Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. The carrying amount of any component accounted for as separate asset is derecognized when replaced. All other repairs and maintenance are charged to Earnings or Loss during the reporting period in which they are incurred.
Intangible Assets.
Intangible assets acquired separately are measured on initial recognition at cost. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses, if any. Identifiable intangible assets are recognized when the company controls the asset; it is probable that future economic benefits expected with the respective assets will flow to the company for more than one economic period; and the cost of the asset can be measured reliably. Amortization is provided on Straight Line Method, which reflect the management’s estimate of the useful life of the intangible assets. Intangible assets with finite lives are amortized over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortization expense on intangible assets with finite lives is recognized in the statement of Earnings and loss unless such expenditure forms part of carrying value of another asset.
Depreciation
The depreciable amount of an item of PP&E is allocated on a straight-line basis over its useful life as prescribed in the manner specified in Schedule II of Companies Act, 2013. Each part of an item of PP&E with a cost that is significant in relation to the total cost of the asset and useful life of that part is different from remaining part of the asset; such significant part is depreciated separately.
Impairment of assets
Assessment is done at each Balance Sheet date as to whether there is any indication that an asset (tangible and intangible) may be impaired. If any such indication exists, an estimate of the recoverable amount of the asset/cash generating unit is made. For assessing impairment, the smallest identifiable group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows from other assets or groups of assets, is considered as a cash generating unit. Assets whose carrying value exceeds their recoverable amount are written down to the recoverable amount. Recoverable amount is higher of cash generating unit’s net selling price and its value in use. Value in use is the present value of estimated future cash flows expected to arise from the continuing use of an asset and from its disposal at the end of its useful life. Assessment is also done at each Balance Sheet date as to whether there is any indication that an impairment loss recognized for an asset in prior accounting periods may no longer exist or may have decreased.
Borrowing Costs
The Company capitalizes borrowing costs that are directly attributable to the acquisition, construction or production of qualifying asset as a part of the cost of the asset. A qualifying asset is an asset that necessarily takes a substantial period of time to get ready for its intended use or sale. The Company recognizes other borrowing costs as an expense in the period in which it incurs them. To the extent the Company borrows generally and uses them for the purpose of obtaining a qualifying asset, amount of borrowing cost eligible for capitalization is computed by applying a capitalization rate to the expenditure incurred. The capitalization rate is determined based on the weighted average of borrowing costs, other than borrowings made specifically towards purchase of a qualifying asset.
Foreign Currency Transactions
Transactions in currencies other than the functional currency are recognized at the rates of exchange prevailing at the dates of the transactions. At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the reporting date. Foreign currency monetary items (except overdue recoverable where realisability is uncertain) are converted using the closing rate as defined in the Ind AS-21. Non-monetary items are reported using the exchange rate at the date of the transaction. The exchange difference gain/loss is recognized in the Statement of Earnings and Loss.

Inventories
The inventories representing Reagents, chemicals, films and consumables are valued at lower of cost and the net realizable value after providing for obsolescence and other losses, where considered necessary. Cost includes the cost of purchase including duties and taxes (net of tax credit), freight inward and other expenditure directly attributable to purchase. Cost is determined on FIFO basis. Net realizable value represents the estimated selling price in the ordinary course of business, less estimated costs necessary to make the sale.
Employee benefits
Defined Benefit Plan
Provision for gratuity (terminal benefit) is made on the basis of actuarial valuation using the projected unit credit method. Re-measurement, comprising actuarial gains and losses, the effect of the changes to the asset ceiling and the return on plan assets excluding interest (if applicable), is reflected immediately in the statement of financial position with a charge or credit recognized in other comprehensive income in the period in which they occur. Re-measurement recognized in other comprehensive income is reflected immediately in retained earnings and will not be reclassified to Statement of Earnings or Loss.
Defined Contribution Plan
Contribution to Provident Fund is recorded as expenses on accrual basis.
Short term benefit obligations
Short-term employee benefits obligations are measured on an undiscounted basis and are expenses as the related services provided. A liability is recognized for the amount expected to be paid under short-term employee benefits if the company has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.
Taxation
Income tax expense represents the sum of the current tax and deferred tax.
Current tax
The current tax is based on taxable earnings for the year. Taxable earnings differ from “Earnings before tax” as reported in the statement of earnings or loss and other comprehensive income because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Company’s current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.
Deferred tax
Deferred tax is provided using the balance sheet approach on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date. The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable earnings will be available to allow all or part of the asset to be utilized. Unrecognized deferred tax assets are reassessed at each reporting date and are recognized to the extent that it has become probable that future taxable Earnings will allow the deferred tax assets to be recovered. Deferred tax liabilities and assets are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realized, based on tax rates and tax laws that have been enacted or substantively enacted by the end of the reporting period. Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority. The break-up of the major components of the deferred tax assets and liabilities as at balance sheet date has been arrived at after setting off deferred tax assets and liabilities where the Company has a legally enforceable right to set-off assets against liabilities and where such assets and liabilities relate to taxes on income levied by the same governing taxation laws.
Current and Deferred Tax for the Year
Current and deferred tax are recognized in Earnings or loss, except when they relate to items that are recognized in other comprehensive income or directly in equity, in which case, the current and deferred tax are also recognized in other comprehensive income or directly in equity respectively. Minimum Alternate Tax (MAT) is accounted as current tax when the Company is subjected to such provisions of the Income Tax Act. However, credit of such MAT paid is available when the Company is subjected to tax as per normal provisions in the future. Credit on account of MAT is recognized as an asset based on its recoverability in the future.
Provisions, Contingent Liabilities and Contingent Assets
Provisions
Provisions are recognized when the Company has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Provisions are reviewed at the end of each reporting period and adjusted to reflect the current best estimate. A provision is reversed when it is no longer probable that an outflow of resources embodying economic benefits will be required to settle the obligation. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, when appropriate, the risks specific to the liability. When discounting is used, the increase in the provision due to the passage of time is recognized as a finance cost.
Contingent Liabilities
Contingent liabilities are not recognized but disclosed in Notes to the Accounts when the company has possible obligation due to past events and existence of the obligation depends upon occurrence or non-occurrence of future events not wholly within the control of the company. Contingent liabilities are assessed continuously to determine whether outflow of economic resources have become probable. If the outflow becomes probable then relative provision is recognized in the financial statements. Where an entity is jointly and severally liable for an obligation, the part of the obligation that is expected to be met by other parties is also treated as a contingent liability. The entity recognizes a provision for the part of the obligation for which an outflow of resources embodying economic benefits is probable, except in the extremely rare circumstances where no reliable estimate can be made.
Contingent Assets
Contingent Assets are not recognized in the financial statements nor disclosed in Notes.
Leases
Leases in which a significant portion of the risks and rewards of ownership are not transferred to the Company as lessee are classified as operating lease. Payments made under operating leases are charged to Earnings or loss in the year in which the rent is actually incurred as the payments made to the lessor are structured to increase in line with expected general inflation to compensate for the lessor’s expected inflationary cost increase. There are no finance leases in operation for the Company.

Financial instruments
The Company classifies Financial Instruments viz., Financial Assets and Financial Liabilities in the following categories:
•
Those subsequently measured through other comprehensive Income;

•
Those subsequently measured at amortized cost; and

•
Those subsequently measured through Earnings or Loss

Initial recognition of Non-derivative financial instruments
Non-derivative financial instruments
Financial assets, which include cash and cash equivalents, trade receivables, employee advances and other advances and security deposits, investments in equity securities and other eligible current and non-current assets. Financial liabilities, which include long and short-term loans and borrowings, trade payables, security deposits and other eligible current and non-current liabilities. Financial assets and financial liabilities are recognized when a Company becomes party to the contractual provisions of the instruments. Non-derivative financial instruments are recognized initially at fair value including any directly attributable transaction costs except financial instruments measured at fair value through Earnings or loss which is initially measured at fair value. Financial assets are derecognized when substantial risks and rewards of ownership of the financial asset have been transferred. In cases where substantial risks and rewards of ownership of the financial assets are neither transferred nor retained, financial assets are derecognized only when the Company has not retained control over the financial asset.
Subsequent measurement of non-derivative financial instruments
For the purposes of the cash flow statement, cash and cash equivalents include cash in hand, at banks and demand deposits with banks, net of outstanding bank overdrafts that are repayable on demand and are considered part of the Company’s cash management system. In the statement of financial position, bank overdrafts are presented under borrowings within current liabilities at amortized cost. Investments in, equity securities of subsidiaries are designated as subsequently measured at fair value through Other Comprehensive Income. These investments are measured at fair value and changes therein, other than impairment losses, are recognized in Statement of Other Comprehensive Income. The impairment losses, if any, are reclassified from equity into statement of income. Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They are presented as current assets, except for those maturing later than 12 months after the reporting date which are presented as non-current assets. Loans and receivables are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at amortized cost using the effective interest method, less any impairment losses. Loans and receivables comprise trade receivables, unbilled revenues, staff advances, security deposits paid and other assets. The company estimates the un-collectability of accounts receivable by analyzing historical payment patterns, customer concentrations, customer credit-worthiness and current economic trends. If the financial condition of a customer deteriorates, additional allowances may be required. Borrowings, trade and other payables are initially recognized at fair value, and subsequently carried at amortized cost using the effective interest method. For these financial instruments, the carrying amounts approximate fair value due to the short-term maturity of these instruments. Security Deposits are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at amortized cost using the effective interest method, less any impairment losses.
Subsequent measurement of derivative financial instruments
Investments in securities other than those designated as Fair Value through other comprehensive Income are measured at fair value through Earnings and Loss.

Use of estimates and judgment
In application of the Company’s accounting policies, the Directors of the Company and its subsidiaries are required to make judgements, estimates and assumption that affect the reported amounts of revenues, expenses, carrying amounts of assets and liabilities. The estimates and assumptions are based on historical experience and other factors that are considered relevant. Actual result may differ from these estimates and could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.
Earnings per share
Basic earnings per equity is computed by dividing the earnings/(loss) after tax attributable to the equity holders of the company by the weighted average number of equity shares outstanding during the period. Diluted earnings per equity share is computed by dividing the earnings/(loss) attributable to ordinary equity holders as adjusted for dividend, interest and other charges to expense or income relating to the dilutive potential equity shares, by the weighted average number of equity shares considered for deriving basic earnings per equity share and also the weighted average number of equity shares that could have been issued upon conversion of all dilutive potential equity shares. Potential equity shares are deemed to be dilutive only if their conversion to equity shares would decrease the net Earnings per share from continuing ordinary operations. Potential dilutive equity shares are deemed to be converted as at the beginning of the period, unless they have been issued at a later date. The dilutive potential shares are adjusted for the proceeds receivable had the shares been issued at fair value (ie average market value of the outstanding share). Dilutive potential equity shares are determined independently for each period presented. The number of equity shares and potential dilutive equity shares are adjusted for potential equity shares as appropriate.
Impairment of financial assets
Financial assets, other than those at Fair Value through Earnings and Loss, are assessed for indicators of impairment at the end of each reporting period. Financial assets are considered to be impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated future cash flows of the financial asset have been affected.
For all other financial assets, objective evidence of impairment could include:
•
Significant financial difficulty of the issuer or counterparty;

•
Breach of contract, such as a default or delinquency in interest or principal payments;

•
It becoming probable that the borrower will enter bankruptcy or financial re-organization; or the disappearance of an active market for that financial asset because of financial difficulties.

For certain categories of financial assets, such as trade receivables, assets are assessed for impairment on individual basis. Objective evidence of impairment for a portfolio of receivables could include company’s past experience of collecting payments, as well as observable changes in national or local economic conditions that correlate with default on receivables. For financial assets that are carried at cost, the amount of impairment loss is measured as the difference between the asset’s carrying amount and the present value of the estimated future cash flows discounted at the current market rate of return for a similar financial asset. The carrying amount of the financial asset is reduced by the impairment loss directly for all financial assets with the exception of trade receivables; such impairment loss is reduced through the use of an allowance account for respective financial asset. When a trade receivable is considered uncollectible, it is written off against the allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in Earnings or loss. For financial assets measured at amortized cost, if, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the previously recognized impairment loss is reversed through Earnings or loss to the extent that the carrying amount of the investment at the date the impairment is reversed does not exceed what the amortized cost would have been had the impairment not been recognized.

De-recognition of financial assets
The Company de-recognizes a financial asset when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another party. If the Company neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Company recognizes its retained interest in the asset and an associated liability for amounts it may have to pay. If the Company retains substantially all the risks and rewards of ownership of a transferred financial asset, the Company continues to recognize the financial asset. On de-recognition of a financial asset in its entirety, the difference between the asset’s carrying amount and the sum of the consideration received and receivable and the cumulative gain or loss that had been recognized in other comprehensive income and accumulated in equity is recognized in Earnings or loss.
Classification of Debt or Equity
Debt and equity instruments issued by a Company are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument.
Segment Information
The company’s operations fall under a single segment viz., Diagnostics/Testing and allied Services. Accordingly, there are no reportable segments under Indian Accounting Standard — 108.
Prior Period
Errors of material amount relating to prior period(s) are disclosed by a note with nature of prior period errors, amount of correction of each such prior period presented retrospectively, to the extent practicable along with change in basic and diluted earnings per share. However, where retrospective restatement is not practicable for a particular period then the circumstances that lead to the existence of that condition and the description of how and from where the error is corrected are disclosed in Notes on Accounts.
Critical Estimates and Judgements
The preparation of financial statements in conformity with the generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities as of the balance sheet date and reported revenue and expenses for the year and disclosure of contingent liabilities as of the date of balance sheet. The estimates and assumptions used in the accompanying financial statements are based upon the management’s evaluation of the relevant circumstances as of the date of financial statements. Actual amounts could differ from these estimates.

Management After the Transaction
Mr. Rajiv Shukla, our Chairman and Chief Executive Officer, will continue to serve in these capacities with the combined company. We expect that the executive officers of Medall prior to the consummation of the Transaction will become executive officers of the combined company following the Transaction. The following persons are anticipated to be the directors and officers of CNAC, which will be renamed “Constellation Healthcare Corp.” promptly following the Closing.
Name	Age	Position
Rajiv Shukla	43	Chairman and Chief Executive Officer
Raju Venkatraman	59	Chief Operating Officer
K.R. Ravi Shankar	63	Chief Financial Officer and Secretary
John Alexander	79	Independent Director
Alan Rosling	55	Independent Director
Kewal Handa	65	Independent Director
Raju Venkatraman’s biographical information is set forth above under “Information About Medall — Directors and Executive Officers.”
K.R. Ravi Shankar’s biographical information is set forth above under “Information About Medall — Directors and Executive Officers.”
Class I Directors
John Alexander’s biographical information is set forth above under “Information About CNAC — Directors and Executive Officers.”
Kewal Handa’s biographical information is set forth above under “Information About CNAC — Directors and Executive Officers.”
Class II Directors
Rajiv Shukla’s biographical information is set forth above under “Information About CNAC — Directors and Executive Officers.”
Alan Rosling’s biographical information is set forth above under “Information About CNAC — Directors and Executive Officers.”
Number and Terms of Office of Officers and Directors
Our board of directors is currently divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a two-year term. The term of office of the first class of directors, consisting of Dr. Alexander and Mr. Handa, will expire at the special meeting (our first annual meeting of shareholders). The term of office of the second class of directors, consisting of Messrs. Shukla and Rosling, will expire at the second annual meeting of shareholders.
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices it deems appropriate. Our memorandum and articles of association provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Treasurer and such other offices as may be determined by the board of directors.
We expect that the above descriptions of CNAC’s board of directors and executive officers will remain the same for the combined company following the Closing.

Committees of the Board of Directors
Our board of directors has two standing committees, an audit committee and a compensation committee, which we expect to remain in place following the Closing. Subject to phase-in rules and a limited exception, the rules of NASDAQ and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Our board of directors previously approved the formation of our audit committee and appointed Dr. Alexander and Messrs. Rosling and Handa to serve as the members of our audit committee. Our board of directors appointed Mr. Handa to serve as the chairman of our audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Mr. Handa qualifies as an “audit committee financial expert” as defined in applicable SEC rules. Our board of directors approved the formation of our compensation committee and appointed Dr. Alexander and Mr. Rosling to serve as the members of our compensation committee. Our board of directors appointed Dr. Alexander to serve as the chairman of our compensation committee. Our board of directors also approved the adoption of a compensation committee charter.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. Our Code of Ethics will be available on our website at www.constellationalpha.com. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Director and Executive Officer Compensation
As of the date of this proxy statement, the compensation arrangements for the directors and executive officers of the combined company have not been determined and are not anticipated to be determined prior to the Closing. Any such arrangements will be reviewed and approved by the compensation committee of the combined company and will be publicly disclosed by the combined company when such arrangements are approved.

Description of Securities
The following summary of the material terms of the Company’s securities following the Transaction is not intended to be a complete summary of the rights and preferences of such securities. We urge you to read our proposed amended and restated memorandum and articles of association in its entirety for a complete description of the rights and preferences of the Company’s securities.
Authorized and Outstanding Capital Stock
We are a company incorporated in the British Virgin Islands as a BVI business company (company number 1884971) and our affairs are governed by our memorandum and articles of association, the BVI Companies Act and the common law of the British Virgin Islands. We are authorized to issue an unlimited number of both ordinary shares of no par value and five classes of preferred shares of no par value. The following description summarizes certain terms of our shares as set out more particularly in our memorandum and articles of association. Because it is only a summary, it may not contain all the information that is important to you.
Units
Each unit consists of one ordinary share, one right and one warrant. Each right entitles the holder thereof to receive one-tenth of one ordinary share upon the consummation of an initial business combination. Each warrant entitles the holder to purchase one-half of one ordinary share exercisable at $11.50 per full share, subject to adjustment as described in this proxy statement. Pursuant to the warrant agreement, a warrantholder may exercise its warrants only for a whole number of shares. This means that only an even number of warrants may be exercised at any given time by a warrantholder. For example, if a warrant holder holds one warrant to purchase one-half of one share, such warrant shall not be exercisable. If a warrantholder holds two warrants, such warrants will be exercisable for one share.
Ordinary Shares
As of the date of this proxy statement, there were 18,530,000 ordinary shares of CNAC issued and outstanding, consisting of 14,375,000 ordinary shares originally sold as part of the units in our initial public offering and 3,593,750 Founder Shares that were issued to our sponsor prior to our initial public offering (a total of 136,250 Founder Shares of which were subsequently transferred to Cowen Investments) and 561,250 ordinary shares originally sold to our sponsor and Cowen Investments as part of the private units in a private sale simultaneously with our initial public offering.
At any general meeting, every ordinary shareholder who is present in person (or, in the case of a shareholder being a corporation, by its duly authorized representative) or by proxy will have one vote for each share held on all matters to be voted on by shareholders. A poll may be demanded by shareholders present in person or by proxy if the shareholder disputes the outcome of the vote on a proposed resolution and the chairman shall cause a poll to be taken. Prior to the consummation of our initial business combination, the rights attaching to ordinary shares (including those provisions designed to provide certain rights and protections to our ordinary shareholders) may only be amended by a resolution of persons holding at least 65% (or 50% if approved in connection with our initial business combination) of our outstanding ordinary shares attending and voting on such amendment. Other provisions of our memorandum and articles of association may be amended prior to the consummation of our initial business combination if approved by a majority of the votes of shareholders attending and voting on such amendment or by resolution of the directors. Following the consummation of, or in connection with, our initial business combination, the rights and obligations attaching to our ordinary shares and other provisions of our memorandum and articles of association may be amended if approved by a majority of the votes of shareholders attending and voting on such amendment or, subject ot certain limitations, by resolution of the directors. Our board of directors is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors. Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of funds legally available therefore.

We may not currently intend to hold an annual meeting of shareholders until after we consummate our initial business combination. Therefore, if our shareholders want us to hold a meeting prior to such consummation, they may requisition the directors to hold one upon the written request of members entitled to exercise at least 30 percent of the voting rights in respect of the matter for which the meeting is requested. Under British Virgin Islands law, we may not increase the required percentage to call a meeting above such 30 percent level.
Our memorandum and articles of association will require us to provide our public shareholders with the opportunity to redeem their shares upon the consummation of our initial business combination at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable), divided by the number of then outstanding public shares, subject to the limitations described herein and any limitations (including but not limited to cash requirements) agreed to in connection with the negotiation of terms of a proposed business combination. The amount in the Trust Account as of June 30, 2018 is $10.22 per share. The per-share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Our initial shareholders have agreed to waive their redemption rights with respect to their Founder Shares and public shares in connection with the consummation of our initial business combination. We will consummate the Transaction only if a majority of the votes of ordinary shareholders who being so entitled attend and vote at the Special Meeting are voted in favor of the Transaction. However, the participation of our sponsor, officers, directors, advisors or their affiliates in privately-negotiated transactions (as described in this proxy statement) could result in the approval of the Transaction even if a majority of our public shareholders vote, or indicate their intention to vote, against such Transaction. For purposes of seeking approval of the majority of our outstanding ordinary shares, non-votes will have no effect on the approval of the Transaction once a quorum is obtained.
Our initial shareholders have agreed to vote their Founder Shares and any public shares purchased during or after the offering in favor of the Transaction. Each public shareholder may elect to redeem their public shares irrespective of whether they vote for or against the Transaction.
Pursuant to our memorandum and articles of association, if we are unable to consummate our initial business combination by March 23, 2019, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the Trust Account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. This redemption of public shareholders from the Trust Account will be effected as required by and by function of our memorandum and articles of association and prior to any formal voluntary liquidation of the company. Our initial shareholders have agreed to waive their right to receive liquidating distributions with respect to their Founder Shares if we fail to consummate our initial business combination by March 23, 2019. However, if our initial or any of our officers, directors or affiliates acquire public shares, they will be entitled to receive liquidating distributions with respect to such public shares if we fail to consummate our initial business combination within the required time period.
Our shareholders are entitled to receive ratable dividends when, as and if declared by the board of directors out of legally available funds. In the event of a liquidation or winding up of the company after our initial business combination, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares. Our shareholders have no preemptive or other subscription rights. There are no sinking fund provisions applicable to the ordinary shares, except that we will provide our public shareholders with the redemption rights set forth above.
Founder Shares
The Founder Shares are identical to the other ordinary shares included in the units sold in our initial public offering, and holders of Founder Shares have the same shareholder rights as public shareholders, except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) our initial shareholders agreed (A) to waive their rights to liquidating distribution with respect to their Founder Shares and public shares in connection with the consummation of our initial business combination and (B) to waive their redemption rights with respect to their Founder Shares if we fail to consummate our initial business combination by March 23, 2019, although they will be entitled to redemption rights with respect to any public shares they hold if we fail to consummate our initial business combination within such time period. Our initial shareholders have agreed to vote their Founder Shares and any public shares purchased during or after our initial offering in favor of the Transaction and our officers and directors have also agreed to vote any public shares purchased during or after the initial public offering in favor of the Transaction.
Our initial shareholders have agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees as described below) until, with respect to 50% of the Founder Shares, the earlier of  (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, with respect to the remaining 50% of the Founder Shares, upon one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.
Preferred shares
Our memorandum and articles of association authorizes the creation and issuance without shareholder approval of an unlimited number of preferred shares divided into five classes, Class A through Class E each with such designation, rights and preferences as may be determined by a resolution of our board of directors to amend the memorandum and articles of association to create such designations, rights and preferences. We have five classes of preferred shares to give us flexibility as to the terms on which each Class is issued. Unlike Delaware law, all shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares allows us to issue shares at different times on different terms. No preferred shares are currently issued or outstanding. Accordingly, our board of directors is empowered, without shareholder approval, to issue preferred shares with dividend, liquidation, redemption, voting or other rights, which could adversely affect the voting power or other rights of the holders of ordinary shares. However, the underwriting agreement prohibits us, prior to our initial business combination, from issuing preferred shares which participate in any manner in the proceeds of the Trust Account, or which vote as a class with the ordinary shares on our initial business combination. We may issue some or all of the preferred shares to effect the Transaction. In addition, the preferred shares could be utilized as a method of discouraging, delaying or preventing a change in control of us. Although we do not currently intend to issue any preferred shares, we may do so in the future.
The rights of preferred shareholders, once the preferred shares are in issue, may only be amended by a resolution to amend our memorandum and articles of association provided such amendment is also approved by a separate resolution of a majority of the votes of preferred shareholders who being so entitled attend and vote at the class meeting of the relevant preferred class. If our preferred shareholders want us to hold a meeting of preferred shareholders (or of a class of preferred shareholders), they may requisition the directors to hold one upon the written request of preferred shareholders entitled to exercise at least 30 percent of the voting rights in respect of the matter (or class) for which the meeting is requested. Under British Virgin Islands law, we may not increase the required percentage to call a meeting above 30 percent.
Under the BVI Companies Act there are no provisions which specifically prevent the issuance of preferred shares or any such other “poison pill” measures. Our memorandum and articles of association also do not contain any express prohibitions on the issuance of any preferred shares. Therefore, the directors, without the approval of the holders of ordinary shares, may issue preferred shares that have characteristics that me be deemed anti-takeover. Additionally, such a designation of shares may be used in connection with plans that are poison pill plans. However, as noted under the BVI Companies Act, a director in the exercise of his powers and performance of his duties is required to act honestly and in good faith in what the director believes to be the best interests of the company.

Rights
There currently are 14,936,250 rights to receive ordinary shares issued and outstanding, consisting of 14,375,000 rights to receive ordinary shares originally sold as part of the units in our initial public offering and 561,250 rights to receive ordinary shares that were sold as part of the private units. Each holder of a right will receive one-tenth of one ordinary share upon consummation of our initial business combination, even if the holder of such right redeemed all ordinary shares held by him, her or it in connection with the Transaction or an amendment to our Memorandum and Articles of Association with respect to our pre-business combination activities. No additional consideration will be required to be paid by a holder of rights in order to receive his, her or its additional ordinary shares upon consummation of an initial business combination as the consideration related thereto has been included in the unit purchase price paid for by investors in our initial public offering. The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of ours).
If we are unable to complete an initial business combination by March 23, 2019 and we liquidate the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from our assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless.
As soon as practicable upon the consummation of our initial business combination, we will direct registered holders of the rights to return their rights to our rights agent. Upon receipt of the rights, the rights agent will issue to the registered holder of such right(s) the number of full ordinary shares to which he, she or it is entitled. We will notify registered holders of the rights to deliver their rights to the rights agent promptly upon consummation of such business combination and have been informed by the rights agent that the process of exchanging their rights for ordinary shares should take no more than a matter of days. The foregoing exchange of rights is solely ministerial in nature and is not intended to provide us with any means of avoiding our obligation to issue the shares underlying the rights upon consummation of our initial business combination. Other than confirming that the rights delivered by a registered holder are valid, we will have no ability to avoid delivery of the shares underlying the rights. Nevertheless, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation of an initial business combination. Additionally, in no event will we be required to net cash settle the rights. Accordingly, the rights may expire worthless.
Although a company incorporated in the British Virgin Islands may issue fractional shares, it is not our intention to issue any fractional shares upon conversions of the rights. In the event that any holder would otherwise be entitled to any fractional share upon exchange of his, her or its rights, we will reserve the option, to the fullest extent permitted by our memorandum and articles of association, the Act and other applicable law, to deal with any such fractional entitlement at the relevant time as we see fit, which would include the rounding down of any entitlement to receive ordinary shares to the nearest whole share (and in effect extinguishing any fractional entitlement), or the holder being entitled to hold any remaining fractional entitlement (without any share being issued) and to aggregate the same with any future fractional entitlement to receive shares in the Company until the holder is entitled to receive a whole number. Any rounding down and extinguishment may be done with or without any in lieu cash payment or other compensation being made to the holder of the relevant rights, such that value received on exchange of the rights may be considered less than the value that the holder would otherwise expect to receive. All holders of rights shall be treated in the same manner with respect to the issuance of shares upon conversions of the rights.
Warrants
There currently are 14,936,250 warrants to purchase ordinary shares issued and outstanding, consisting of 14,375,000 warrants to purchase ordinary shares originally sold as part of the units in our initial public offering and 561,250 warrants to purchase ordinary shares that were sold as part of the private units. Each warrant entitles the holder thereof to purchase one-half of one ordinary share at a price of  $11.50 per full share, subject to adjustment as described in this proxy statement, at any time commencing on the completion of an initial business combination. Because the warrants may only be exercised for whole numbers of shares, only an even number of warrants may be exercised at any given time. However, no public warrants will be exercisable for cash unless we have an effective and current registration statement covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the issuance of the ordinary shares issuable upon exercise of the public warrants is not effective during any period when we shall have failed to maintain an effective registration statement, exercise warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their warrants on a cashless basis. The warrants will expire five years from the closing of our initial business combination at 5:00 p.m., New York City time or earlier redemption.
The private warrants are identical to the public warrants underlying the units except that such private warrants will be exercisable for cash (even if a registration statement covering the issuance of the ordinary shares issuable upon exercise of such warrants is not effective) or on a cashless basis, at the holder’s option, and will not be redeemable by us, in each case so long as they are still held by the initial purchasers or their affiliates. In addition, for as long as the private warrants are held by Cowen Investments or its designees or affiliates, they may not be exercised after June 19, 2022.
We may call the warrants for redemption (excluding the private warrants), in whole and not in part, at a price of  $0.01 per warrant:
•
at any time while the warrants are exercisable,

•
upon not less than 30 days’ prior written notice of redemption to each warrant holder,

•
if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations), for any 20 trading days within a 30-trading day period ending on the third trading business day prior to the notice of redemption to warrant holders, and

•
if, and only if, there is a current registration statement in effect with respect to the issuance of the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

The right to exercise will be forfeited unless the warrants are exercised prior to the date specified in the notice of redemption. On and after the redemption date, a record holder of a warrant will have no further rights except to receive the redemption price for such holder’s warrant upon surrender of such warrant.
The redemption criteria for our warrants have been established at a price which is intended to provide warrant holders a reasonable premium to the initial exercise price and provide a sufficient differential between the then-prevailing share price and the warrant exercise price so that if the share price declines as a result of our redemption call, the redemption will not cause the share price to drop below the exercise price of the warrants.
If we call the warrants for redemption as described above, our management will have the option to require all holders that wish to exercise warrants to do so on a “cashless basis.” In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the difference between the exercise price of the warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to the holders of warrants. Whether we will exercise our option to require all holders to exercise their warrants on a “cashless basis” will depend on a variety of factors including the price of our ordinary shares at the time the warrants are called for redemption, our cash needs at such time and concerns regarding dilutive share issuances.
The warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval, by written consent or vote, of the holders of a majority of the then outstanding warrants in order to make any change that adversely affects the interests of the registered holders.

The exercise price and number of ordinary shares issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below their respective exercise prices.
The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by certified or official bank check payable to us, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive ordinary shares. After the issuance of ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.
Except as described above, no public warrants will be exercisable and we will not be obligated to issue ordinary shares unless at the time a holder seeks to exercise such warrant, a prospectus relating to the ordinary shares issuable upon exercise of the warrants is current and the ordinary shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants until the expiration of the warrants. However, we cannot assure you that we will be able to do so and, if we do not maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants, holders will be unable to exercise their warrants and we will not be required to settle any such warrant exercise. If the prospectus relating to the ordinary shares issuable upon the exercise of the warrants is not current or if the ordinary shares is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside, we will not be required to net cash settle or cash settle the warrant exercise, the warrants may have no value, the market for the warrants may be limited and the warrants may expire worthless.
Warrant holders may elect to be subject to a restriction on the exercise of their warrants such that an electing warrant holder would not be able to exercise their warrants to the extent that, after giving effect to such exercise, such holder would beneficially own in excess of 9.8% of the ordinary shares outstanding.
No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round down to the nearest whole number the number of ordinary shares to be issued to the warrant holder.
Dividends
We have not paid any cash dividends on our shares of ordinary share to date and do not intend to pay cash dividends prior to the completion of our initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. The payment of any dividends subsequent to our initial business combination will be within the discretion of our then board of directors. It is the present intention of our board of directors to retain all earnings, if any, for use in our business operations and, accordingly, our board does not anticipate declaring any dividends in the foreseeable future.
Private Units
Our sponsor purchased an aggregate of 425,000 private units in a private placement that occurred simultaneously with the closing of our initial public offering. Our sponsor has agreed not to transfer, assign or sell any of the shares included in the private units and the respective ordinary shares underlying the private rights and private warrants included in the private units until after the completion of our initial business combination. The private units (including the rights, warrants or ordinary shares issuable upon conversion of the rights or exercise of the warrants) will not be transferable, assignable or salable until after the completion of our initial business combination (except, among other limited exceptions, to our officers and directors and other persons or entities affiliated with our sponsor) and they will not be redeemable by us so long as they are held by members of our Sponsor or Cowen Investments, respectively, or their permitted transferees. Otherwise, the private units have terms and provisions that are identical the units sold in our initial public offering, except the warrants included in the private units will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by the initial purchasers or their permitted transferees. If the warrants included in the private units are held by holders other than the holders who purchased such units or their permitted transferees, the warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in the initial public offering. In addition, for as long as the private warrants are held by Cowen Investments or its designees or affiliates, they may not be exercised after June 19, 2022. The price of the private units was determined in negotiations between our sponsor and the underwriter for our initial public offering, with reference to the prices paid by initial shareholders for such warrants in special purpose acquisition companies, which had recently consummated their initial public offerings.
Memorandum and Articles of Association
As set forth in the memorandum of association, the objects for which we are established are unrestricted and we shall have full power and authority to carry out any object not prohibited by the BVI Companies Act or as the same may be revised from time to time, or any other law of the British Virgin Islands.
Our memorandum and articles of association contains provisions designed to provide certain rights and protections to our ordinary shareholders prior to the consummation of our initial business combination. These provisions cannot be amended without the approval of 65% (or 50% if approved in connection with our initial business combination) of our outstanding ordinary shares attending and voting on such amendment. Our initial shareholders, who own approximately 21.0% of our ordinary shares, will participate in any vote to amend our memorandum and articles of association and will have the discretion to vote in any manner they choose. Prior to our initial business combination, if we seek to amend any provisions of our memorandum and articles of association relating to shareholders’ rights or pre-business combination activity, we will provide dissenting public shareholders with the opportunity to redeem their public shares in connection with any such vote on any proposed amendments to our memorandum and articles of association. We and our directors and officers have agreed not to propose any amendment to our memorandum and articles of association that would affect the substance and timing of our obligation to redeem our public shares if we are unable to consummate our initial business combination by March 23, 2019. Our initial shareholders have agreed to waive any redemption rights with respect to any Founder Shares and any public shares they may hold in connection with any vote to amend our memorandum and articles of association prior to our initial business combination.
Specifically, our memorandum and articles of association provide, among other things, that:
•
If we are unable to consummate our initial business combination by March 23, 2019, we will, as promptly as reasonably possible but not more than five business days thereafter, distribute the aggregate amount then on deposit in the Trust Account (net of taxes payable, and less up to $50,000 of interest to pay liquidation expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. This redemption of public shareholders from the Trust Account shall be effected as required by function of our memorandum and articles of association and prior to commencing any voluntary liquidation; and

•
except in connection with the consummation of our initial business combination, prior to our initial business combination, we may not issue additional shares that would entitle the holders thereof to (i) receive funds from the Trust Account or (ii) vote on any initial business combination;

•
although we do not intend to enter into our initial business combination with a target business that is affiliated with our sponsor, our directors or officers, we are not prohibited from doing so. In the event we seek to complete our initial business combination with a target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that our initial business combination is fair to our company from a financial point of view; and

•
we will not effectuate our initial business combination with another blank check company or a similar company with nominal operations.

In addition, our memorandum and articles of association provide that under no circumstances will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 upon the consummation of our initial business combination.
Changes in Authorized Shares
We are authorized to issue an unlimited number of shares, which will have rights, privileges, restrictions and conditions attaching to them as the shares in issue. We may by resolution of directors or shareholders:
•
consolidate and divide all or any of our unissued authorized shares into shares of larger or smaller amount than our existing shares;

•
cancel any ordinary shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person; or

•
create new classes of shares with preferences to be determined by resolution of the board of directors to amend the memorandum and articles of association to create new classes of shares with such preferences at the time of authorization, although any such new classes of shares, with the exception of the preferred shares, may only be created with prior shareholder approval.

Pre-emption Rights
There are no pre-emption rights applicable to the issuance of new shares under our memorandum and articles of association.
Variation of Rights of Shares
As permitted by the BVI Companies Act and our memorandum of association, we may vary the rights attached to any class of shares only with: (i) in the case of the ordinary shares prior to our initial business combination, the consent of not less than 65% (or 50% if for the purposes of approving, or in connection with, the consummation of our initial business combination) of the votes who are in attendance and vote at a meeting, or (ii) in the case of the preferred shares, 50% of the votes of shareholders who being so entitled attend and vote at a meeting of such shares, except, in each case where a greater majority is required under our memorandum and articles of association or the BVI Companies Act, provided that that for these purposes the creation, designation or issue of preferred shares with rights and privileges ranking in priority to an existing class of shares is deemed not to be a variation of the rights of such existing class and may in accordance with our memorandum and articles of association be effected by resolution of directors without shareholder approval.
Rule 144
Pursuant to Rule 144, a person who has beneficially owned restricted ordinary shares or warrants for at least six months would be entitled to sell such securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.
Persons who have beneficially owned restricted ordinary shares or warrants for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•
1% of the total number of ordinary shares then outstanding; or

•
the average weekly reported trading volume of the ordinary shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
•
the issuer of the securities that was formerly a shell company that has ceased to be a shell company;

•
the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Form 8-K reports; and

•
at least one year has elapsed from the time that the issuer filed current Form 10 type information with the SEC, which is expected to be filed promptly after completion of the Business Combination, reflecting its status as an entity that is not a shell company.

As of the date of this proxy statement, we had 18,530,000 ordinary shares outstanding. Of these shares, the 14,375,000 shares sold in our initial public offering are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the remaining 3,593,750 Founder Shares owned collectively by our sponsor and Cowen Investments and the 561,250 ordinary shares originally sold to our sponsor and Cowen Investments as part of the private units in a private sale simultaneously with our initial public offering, are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering.
As of the date of this proxy statement, there are 14,936,250 warrants to purchase ordinary shares issued and outstanding, consisting of 14,375,000 warrants to purchase ordinary shares originally sold as part of the units in our initial public offering and 561,250 warrants to purchase ordinary shares that were sold as part of the private units. Except as described above, no public warrants will be exercisable and we will not be obligated to issue ordinary shares unless at the time a holder seeks to exercise such warrant, a prospectus relating to the ordinary shares issuable upon exercise of the warrants is current and the ordinary shares have been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants until the expiration of the warrants. Under the terms of the warrant agreement, we have agreed to use our best efforts to meet these conditions and to maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants until the expiration of the warrants.

Transfer Agent, Right Agent and Warrant Agent
The transfer agent for the shares of Company ordinary shares, rights and warrants is Continental Stock Transfer & Trust Company.
Quotation of Securities
We intend to apply to continue the listing of our ordinary shares and warrants on The NASDAQ Stock Market under the symbols “COHC” and “COHCW”, respectively, following the Closing. Our application has not yet been approved. In particular, we have not yet been able to demonstrate that we meet NASDAQ’s listing requirement that there are at least 300 round lot holders of our ordinary shares. See “Risk Factors — There can be no assurance that our ordinary shares will be approved for listing on NASDAQ following the closing, or if approved, that we will be able to comply with the continued listing standards of NASDAQ.”

Beneficial Ownership of Securities
The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our ordinary shares as of            , 2018 (Before the Transaction) and (ii) the expected beneficial ownership of our ordinary shares immediately following the completion of the Transaction (After the Transaction), by:
•
each person who is, or is expected to be, the beneficial owner of more than 5% of the issued and outstanding ordinary shares;

•
each of our current directors and executive officers;

•
each person who will become a director or executive officer of the combined company; and

•
all directors and executive officers of the Company as a group before and after the completion of the Transaction.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
The beneficial ownership of our ordinary shares before the Transaction is based on 18,530,000 ordinary shares issued and outstanding as of             , 2018. The expected beneficial ownership of our ordinary shares after the Transaction has been determined based on 20,023,625 ordinary shares expected to be issued and outstanding, assuming that (i) no public shares are redeemed, (ii) all of the issued and outstanding rights are converted into ordinary shares immediately after the Closing and (iii) CNAC does not sell any equity securities in connection with the Transaction. The below table does not include the 7,468,125 ordinary shares underlying our issued and outstanding warrants, which may not be exercised within 60 days of the date of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.
Name and Address of Beneficial Owner(1)	Before the Transaction		After the Transaction
	Number of Ordinary Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares	Number of Ordinary Shares Beneficially Owned	Percentage of Outstanding Ordinary Shares
Centripetal, LLC(2)	3,882,500	21.0%	3,925,000	19.6%
Rajiv Shukla(2)	3,882,500	21.0%	3,925,000	19.6%
Craig Pollak(3)	—	—	—	—
Dr. John Alexander(3)	—	—	—	—
Alan Rosling(3)	—	—	—	—
Kewal Handa(3)	—	—	—	—
Raju Venkatraman	—	—	—	—
K.R. Ravi Shankar	—	—	—	—
All directors and executive officers as a group (seven individuals)	3,882,500	21.0%	3,925,000	19.6%
Polar Asset Management Partners Inc.(4)	3,144,759	17.0%	3,144,759	15.7%
Fir Tree Capital Management LP(5)	1,249,999	6.7%	1,249,999	6.2%
HGC Investment Management Inc.(6)	988,215	5.3%	988,215	4.9%

*
Less than 1%.

(1)
Unless otherwise indicated, the business address of each of the persons and entities is Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411.

(2)
Represents shares held by our sponsor, Centripetal, LLC. The shares held by our sponsor are beneficially owned by Rajiv Shukla, our Chairman and Chief Executive Officer and the managing member of our sponsor, who has sole voting and dispositive power over the shares held by our sponsor.

(3)
Such individual does not beneficially own any of our ordinary shares. However, he has a pecuniary interest in our ordinary shares through his ownership of membership interests in our sponsor.

(4)
According to a Schedule 13G filed with the SEC on February 29, 2018 on behalf of Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment manager to Polar Multi Strategy Master Fund, a Cayman Islands exempted company and certain managed accounts. The business address of this shareholder is 401 Bay Street, Suite 1900, PO Box 19, Toronto Ontario M5H 2Y4, Canada.

(5)
According to a Schedule 13G filed with the SEC on February 14, 2018 on behalf of Fir Tree Capital Management LP, a Delaware limited partnership. The business address of this shareholder is 55 West 46th Street, 29th Floor, New York, New York 10036.

(6)
According to a Schedule 13G filed with the SEC on February 1, 2018 on behalf of HGC Investment Management Inc., a company incorporated under the laws of Canada, which serves as the investment manager to HGC Arbitrage Fund LP, an Ontario limited partnership. The business address of this shareholder is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

Equity Financing
CNAC may enter into equity financings in connection with the proposed Transaction with its affiliates or any third parties if CNAC determines that the issuance of additional equity is necessary or desirable in connection with the consummation of the Transaction. The purposes of any such financings may include increasing the likelihood that CNAC will have funds sufficient to pay the Cash Consideration should publice shareholders elect to redeem their public shares in connection with the consummation of the Transaction. Any equity issuances could result in dilution of the relative ownership interest of the non-redeeming public shareholders. As the amount of any such equity issuances is not currently known, if any, CNAC cannot provide specific information as to percentage ownership that may result therefrom. If CNAC enters into a binding commitment in respect of any such additional equity financing, CNAC will file a Current Report on Form 8-K with the SEC to disclose details of any such equity financing.

Certain Relationships and Related Transactions
CNAC Related Person Transactions
On August 31, 2015 we issued an aggregate of 1,437,500 Founder Shares to our initial shareholders for an aggregate purchase price of  $25,000 in cash, or approximately $0.017 per share. On September 17, 2015, we effectuated a 2-for-1 sub-division of our ordinary shares resulting in an aggregate of 2,875,000 Founder Shares outstanding and held by our initial shareholders. On March 29, 2017, we effectuated a 1.5-for-1 sub-division of our ordinary shares resulting in an aggregate of 4,312,500 Founder Shares outstanding and held by our initial shareholders. On May 17, 2017, our sponsor surrendered and returned to us, for nil consideration, an aggregate of 718,750 Founder Shares, which we cancelled, leaving an aggregate of 3,593,750 Founder Shares outstanding.
Our initial shareholders have agreed not to transfer, assign or sell any of the Founder Shares (except to certain permitted transferees) until, with respect to 50% of the Founder Shares, the earlier of  (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, with respect to the remaining 50% of the Founder Shares, upon one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property.
Our sponsor purchased an aggregate of 425,000 private units in a private placement that occurred simultaneously with the closing of our initial public offering. Our sponsor has agreed not to transfer, assign or sell any of the shares included in the private units and the respective ordinary shares underlying the private rights and private warrants included in the private units until after the completion of our initial business combination.
An affiliate of our Chairman and Chief Executive Officer agreed, from the date that our securities are first listed on Nasdaq through the earlier of our consummation of our initial business combination and our liquidation, to make available to us office space, utilities and secretarial and administrative services, as we may require from time to time. We have agreed to pay our sponsor $10,000 per month, which funds will be used to pay for the aforementioned services. However, this arrangement is for our benefit and is not intended to provide such affiliate of our Chairman and Chief Executive Officer with compensation in lieu of salary. We believe, based on rents and fees for similar services in our local area, that the fee charged by such affiliate of our Chairman and Chief Executive Officer is at least as favorable as we could have obtained from an unaffiliated person.
Other than the $10,000 per-month administrative fee as described above and reimbursement of any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations, no compensation or fees of any kind, including finder’s fees, consulting fees or other similar compensation, will be paid to our sponsor, officers or directors, or to any of their respective affiliates, prior to or with respect to our initial business combination (regardless of the type of transaction that it is). Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will be responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.
In order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or our officers and directors may, but are not obligated to, loan us funds as may be required. If we consummate our initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the offering proceeds held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Such loans would be evidenced by promissory notes. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of  $10.00 per unit (which, for example, would result in the holders being issued 165,000 ordinary shares if  $1,500,000 of notes were so converted (including 15,000 shares upon the closing of our initial business combination in respect of 150,000 rights included in such units), as well as 150,000 warrants to purchase 75,000 shares).
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
All ongoing and future transactions between us and any member of our management team or his or her respective affiliates will be on terms believed by us at that time, based upon other similar arrangements known to us, to be no less favorable to us than are available from unaffiliated third parties. It is our intention to obtain estimates from unaffiliated third parties for similar goods or services to ascertain whether such transactions with affiliates are on terms that are no less favorable to us than are otherwise available from such unaffiliated third parties. If a transaction with an affiliated third party were found to be on terms less favorable to us than with an unaffiliated third party, we would not engage in such transaction.
We are not prohibited from pursuing an initial business combination with a company that is affiliated with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a target that is affiliated with our sponsor, officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent accounting firm, or independent investment banking firm that our initial business combination is fair to our company from a financial point of view.
We have entered into a registration rights agreement with respect to the Founder Shares and private units, and the securities underlying the private units.
Other Potential Conflicts
Under British Virgin Islands law, the directors owe fiduciary duties at both common law and under statute, including a statutory duty to act honestly, in good faith and with a view to the company’s best interests. When exercising powers or performing duties as a director, the director shall exercise the care, diligence and skill that a reasonable director would exercise in the circumstances taking into account, without limitation the nature of the company; the nature of the decision; and the position of the director and the nature of the responsibilities undertaken by him. In exercising the powers of a director, the directors shall exercise their powers for a proper purpose and shall not act or agree to the company acting in a manner that contravenes our memorandum and articles of association or the BVI Companies Act.
In certain limited circumstances, a shareholder has the right to seek various remedies against the company in the event the directors are in breach of their duties under the BVI Companies Act. Pursuant to Section 184B of the BVI Companies Act, if a company or director of a company engages in, or proposes to engage in or has engaged in, conduct that contravenes the provisions of the BVI Companies Act or the memorandum or articles of association of the company, the British Virgin Islands Court may, on application of a shareholder or director of the company, make an order directing the company or director to comply with, or restraining the company or director from engaging in conduct that contravenes the BVI Companies Act or the memorandum or articles of association. Furthermore, pursuant to section 184I(1) of the BVI Companies Act a shareholder of a company who considers that the affairs of the company have been, are being or likely to be, conducted in a manner that is, or any acts of the company have been, or are likely to be oppressive, unfairly discriminatory, or unfairly prejudicial to him in that capacity, may apply to the British Virgin Islands court for an order that the Court considers just and equitable which, inter alia, can require the company or any other person to pay compensation to the shareholders.

Our officers and directors may become involved with subsequent blank check companies similar to our company, but will not become involved with another publicly listed blank check company with a class of securities registered under the Exchange Act, prior to us announcing an agreement to acquire our initial business combination, or the expiration of the period for us to announce and/or complete our initial business combination. Potential investors should also be aware of the following other potential conflicts of interest:
•
None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities.

•
In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management may have conflicts of interest in determining to which entity a particular business opportunity should be presented.

•
Our sponsor purchased founder shares private units at the time of CNAC’s initial public offering. Our initial shareholders have agreed to waive their right to liquidating distributions with respect to its Founder Shares if we fail to consummate our initial business combination within 18 months (or 21 months, as applicable). However, if our initial shareholders acquire public shares, they will be entitled to receive liquidating distributions with respect to such public shares if we fail to consummate our initial business combination within the required time period. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private units will be used to fund the redemption of our public shares, and the private units, private rights and private warrants will expire worthless. Subject to certain limited exceptions, our initial shareholders have agreed not to transfer, assign or sell 50% of their Founder Shares until the earlier of  (i) one year after the date of the consummation of our initial business combination or (ii) the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the founder shares may not be transferred, assigned or sold until one year after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their ordinary shares for cash, securities or other property. With certain limited exceptions, the private units will not be transferable, assignable or salable by our initial shareholders until after the completion of our initial business combination.

•
Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

Subject to the foregoing fiduciary duties or contractual obligations, each of our officers and directors has agreed that until the earliest of our initial business combination, our liquidation or such time as he ceases to be an officer or director, to present to us for our consideration, prior to presentation to any other entity, investment opportunities that might be suitable for our business. However, if any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has pre-existing fiduciary or contractual obligations, he or she will be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us or, in the case of a non-compete obligation, possibly prohibited from referring such opportunity to us.
In the event that we submit our initial business combination to our public shareholders for a vote, our initial shareholders have agreed to vote their Founder Shares and any public shares purchased during or after the offering in favor of our initial business combination and our officers and directors have also agreed to vote any public shares purchased during or after the offering in favor of our initial business combination.

Policies and Procedures for Related Person Transactions
Our Code of Ethics requires us to avoid, wherever possible, all conflicts of interest, except under guidelines approved by the Board (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.
Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is fair to the Company and on the same basis as would apply if the transaction did not involve a related party. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.
To further minimize conflicts of interest, we have agreed not to consummate our initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm and the approval of a majority of our disinterested and independent directors (if we have any at that time) that the business combination is fair to our unaffiliated shareholders from a financial point of view.

Price Range of Securities and Dividends
CNAC
Price Range of CNAC Securities
CNAC’s equity securities trade on NASDAQ. Each of CNAC’s units consists of one ordinary share, one right and one warrant and trades on NASDAQ under the symbol “CNACU”. The rights, warrants and ordinary shares underlying CNAC’s units began trading separately on NASDAQ under the symbols “CNACR”, “CNACW” and “CNAC”, respectively, on August 10, 2017. Each right entitles the holder thereof to receive one-tenth of one ordinary share upon the consummation of an initial business combination. Each warrant entitles the holder thereof to purchase one-half of one ordinary share. We will not issue fractional shares. As a result, you must exercise warrants in multiples of two warrants, at a price of $11.50 per full share, subject to adjustment as described in our prospectus, to validly exercise your warrants. The warrants will expire five years after the completion of CNAC’s initial business combination unless redeemed earlier. On August 2, 2018, the date before the public announcement of the Transaction, CNAC’s units, ordinary shares, rights and warrants closed at $11.35, $10.00, $0.58 and $0.46, respectively. The following table includes the high and low sales prices for CNAC’s units, ordinary shares, rights and warrants for the periods presented. Prior to June 20, 2017, there was no established public trading market for CNAC’s securities.
Quarter Ended	Units		Ordinary Shares		Rights		Warrants
	High	Low	High	Low	High	Low	High	Low
2017
June 30, 2017 (June 20, 2017 – June 30, 2017)	$10.24	$10.00	*	*	*	*	*	*
September 30(1)	$10.30	$10.01	$9.78	$9.64	$0.35	$0.28	$0.30	$0.23
December 31	$10.50	$8.22	$9.90	$9.55	$0.36	$0.25	$0.25	$0.195
2018
March 31	$11.21	$9.82	$9.95	$9.72	$0.48	$0.27	$0.38	$0.19
June 30	$11.50	$10.30	$9.97	$9.95	$0.70	$0.44	$0.50	$0.36

*
The high and low trade prices per share of CNAC’s ordinary shares, rights and warrants are not reflected for the quarter ending June 30, 2017 because the ordinary shares, rights and warrants underlying the units did not begin trading separately until August 10, 2017.

(1)
The information for the quarter ending September 30, 2017 for the ordinary shares, rights and warrants reflects the high and low sales prices beginning as of August 10, 2017, the first day that holders of the units elected to separate their units into ordinary shares, rights and warrants.

Holders
On June 25, 2018, there were approximately three holders of record of our units, three holders of record of our ordinary shares, one holder of record of our rights and one holder of record of our warrants. Such numbers do not include beneficial owners holding our securities through nominee names.
Dividends
We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of an initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition subsequent to completion of an initial business combination.

Dividend Policy of CNAC
The payment of any dividends subsequent to an initial business combination will be within the discretion of our Board at such time. It is the present intention of our Board to retain all earnings, if any, for use in our business operations and, accordingly, our Board does not anticipate declaring any dividends in the foreseeable future. In addition, our Board is not currently contemplating and does not anticipate declaring any dividends in the foreseeable future. Further, if we incur any indebtedness in connection with a business combination, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.
Medall
Price Range of Medall Securities
Historical market price information regarding Medall is not provided because there is no public market for Medall’s shares.
Dividend Policy of Medall
Medall has not paid any cash dividends on its shares to date and does not intend to pay cash dividends prior to the completion of the Transaction.
Dividend Policy of the Combined Company Following the Transaction
Following completion of the Transaction, the combined company’s board of directors will consider whether or not to institute a dividend policy. It is the present intention of the combined company to retain any earnings for use in its business operations and, accordingly, the combined company does not anticipate the board of directors declaring any dividends in the foreseeable future.

Independent Registered Public Accounting Firms
Representatives of our independent registered public accounting firm, Marcum LLP, will be present at the special meeting in lieu of the 2018 annual meeting of shareholders. The representatives will have the opportunity to make a statement if they so desire and they are expected to be available to respond to appropriate questions.
If the Transaction is completed, Marcum LLP will audit the financial statements of the Company for 2019.
The audited financial statements of CNAC as of March 31, 2018, and for the year then ended, included in this proxy statement have been so included in reliance on a report of Marcum LLP, an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm, as experts in auditing and accounting. The audited financial statements of CNAC as of March 31, 2017, and for the period from July 31, 2015 (inception) through March 31, 2016, included in this proxy statement have been so included in reliance on a report of Marcum LLP an independent registered public accounting firm, appearing elsewhere herein given on the authority of said firm, as experts in auditing and accounting.
The audited financial statements of Medall for each of the fiscal years ended March 31, 2018 and March 31, 2017, included in this proxy statement have been audited by ASA & Assocites LLP, an independent registered public accounting firm, as set forth in their report appearing herein.
Appraisal Rights
Our shareholders do not have appraisal rights in connection with the Transaction under the laws of the British Virgin Islands.
Delivery of Documents to Shareholders
Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement. Upon written or oral request, we will deliver a separate copy of the proxy statement to any shareholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement may likewise request that we deliver single copies of the proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411.
Transfer Agent and Registrar
The transfer agent for our securities, right agent for our rights and warrant agent for our warrants is Continental Stock Transfer & Trust Company.
Submission of Shareholder Proposals
Our board of directors is aware of no other matter that may be brought before the special meeting. Under our memorandum and articles of association only business that is specified in the notice of meeting to shareholders may be transacted at the special meeting.
Future Shareholder Proposals
If you intend to present a proposal at the 2019 annual meeting of shareholders, you must give timely notice thereof in writing to the Company. Our Secretary must receive this notice at the principal executive offices of the Company no earlier than the opening of business on the 120th day before the 2019 annual meeting and not later than the later of  (x) the close of business on the 90th day before the 2019 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2019 annual meeting is first made by the Company.

If you intend to present a proposal at the 2019 annual meeting, you must comply with the above notice requirements.
If you intend to have your proposal included in our proxy statement and proxy card for our 2019 annual meeting, the proposal must be received at our principal executive offices within a reasonable time before we begin to print and send our proxy materials for our 2019 annual meeting of shareholders. Shareholder proposals for the 2019 annual meeting must comply with the notice requirements described in this paragraph and the other requirements set forth in SEC Rule 14a-8 to be considered for inclusion in our proxy materials relating to our 2019 annual meeting.
Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read CNAC’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
If you would like additional copies of this proxy statement or if you have questions about the Transaction or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:
Rajiv Shukla
Constellation Alpha Capital Corp.
Emerald View, Suite 400
2054 Vista Parkway
West Palm Beach, FL 33411
Tel: (561) 404-9034
Email: cnac.info@morrowsodali.com
You may also obtain these documents by requesting them in writing or by telephone from CNAC’s proxy solicitation agent at the following address and telephone number:
Morrow Sodali LLC
470 West Avenue — 3rd Floor
Stamford, CT 06902
Toll free: (800) 662-5200
Tel: (203) 658-9400
Email: cnac.info@morrowsodali.com
If you are a shareholder of CNAC and would like to request documents, please do so by [•], 2018 to receive them before the CNAC special meeting of shareholders. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
All information contained or incorporated by reference in this proxy statement relating to CNAC has been supplied by CNAC, and all such information relating to Medall has been supplied by Medall. Information provided by either CNAC or Medall does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of CNAC for the special meeting of our shareholders. We have not authorized anyone to give any information or make any representation about the Transaction, the Company or Medall that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

ASA & ASSOCIATES llp CHARTERED ACCOUNTANTS www.asa.in	Unit 709 & 710, 7th Floor ‘BETA Wing’, Raheja Towers New Number 177, Anna Salai Chennai 600 002 INDIA T +91 44 4904 8200
Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Medall Healthcare Private Limited
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Medall Healthcare Private Limited and its subsidiaries (“the Company”) as of March 31, 2018 and 2017 and the related consolidated statements of total comprehensive income (loss), changes in equity and cash flows for each of the two years in the period ended March 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended March 31, 2018, in conformity with the International Financial Reporting Standards as issued by the International Accounting Standards Board.
Basis for opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. Federal Securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ S. Sundar Rajan
ASA & Associates LLP
We have served as the Company’s auditor since 2010.
Chennai, India
September 28, 2018
AurobindoTower, 81/1 Third Floor Adchini, Aurobindo Marg, New Delhi 110017 INDIA Tel +911141009999 Ahmedabad • Bengaluru • Chennai • Gurgaon • Hyderabad • Kochi • Mumbai • New Delhi

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED STATEMENT OF FINANCIAL POSITION AS AT MARCH 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	Note	As at March 31, 2018	As at March 31, 2017
A ASSETS
1 Non-current assets
(a) Property, Plant and Equipment	4	24,703.32	26,489.67
(b) Capital work-in-progress		3.43	—
(c) Goodwill	5	2,807.49	2,807.49
(d) Other Intangible assets	6	1,524.84	1,574.70
(e) Consolidation goodwill		3,939.39	3,877.61
(f) Financial assets
(i) Investments	7(i)	120.02	121.43
(ii) Loans	8(i)	13.23	11.45
(iii) Other assets	9(i)	1,941.92	1,551.19
(g) Deferred tax assets (Net)	21(i)	644.63	663.75
(h) Current tax assets (Net)	10	1,701.15	887.53
(i) Other non-current assets	11(i)	306.57	169.43
		37,705.99	38,154.25
2 Current assets		—	—
(a) Inventories	12	1,234.50	677.09
(b) Financial Assets		—	—
(i) Investments	7(ii)	12.75	807.83
(ii) Trade receivables	13	12,902.79	8,555.10
(iii) Cash and cash equivalents	14(i)	1,058.13	898.61
(iv) Bank balances other than (iii) above	14(ii)	2.57	—
(v) Loans	8(ii)	64.31	54.68
(vi) Others	9(ii)	13.17	76.53
(c) Current Tax Assets (Net)		—	—
(d) Other current assets	11(ii)	1,541.53	901.93
		16,829.75	11,971.77
Total Assets (1+2)		54,535.74	50,126.02

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED STATEMENT OF FINANCIAL POSITION AS AT MARCH 31, 2018 – (Continued)
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	Note	As at March 31, 2018	As at March 31, 2017
B EQUITY AND LIABILITIES
1 Equity
(a) Equity share capital	15(A)	66.04	66.04
(b) Instrument entirely Equity in nature	15(B)	25,305.55	25,305.55
(c) Other Equity	16	5,913.59	3,186.53
Non controlling interest		75.68	54.45
Total Equity		31,360.86	28,612.57
Liabilities
2 Non-current liabilities
(a) Financial liabilities
(i) Borrowings	17(i)	6,482.58	7,840.61
(ii) Other financial liabilities	20(i)	—	—
(b) Provisions	22(i)	45.56	40.69
(c) Deferred tax liabilities (Net)	21(i)	1,000.19	647.90
(d) Other Non-Current liabilities	18	261.96	346.97
Total Non-Current Liabilities		7,790.29	8,876.17
3 Current liabilities
(a) Financial liabilities
(i) Borrowings	17(ii)	4,656.25	3,252.56
(ii) Trade payable	19	1,404.82	1,273.69
(ii) Other financials liabilities	20(ii)	8,587.53	7,393.51
(b) Other current liabilities	21	452.02	417.38
(c) Provisions	22(ii)	216.16	206.07
(d) Current tax liabilities (net)	23	67.81	94.07
Total Current Liabilities		15,384.59	12,637.28
Total Equity and Liabilities (1+2+3)		54,535.74	50,126.02

Note 1 to 32 forms integral part of the consolidated financial statement.
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman Managing Director & CEO DIN: 00632071	/s/ Arjun Ananth Arjun Ananth Nominee Director DIN: 01207540	/s/ S. Sundar Rajan S. Sundar Rajan Partner M No. 211414
/s/ Ravishankar KR Ravishankar KR EVP – CFO	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo Company Secretary
Place: Chennai
Date: 01 August 2018

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED STATEMENT OF TOTAL COMPREHENSIVE INCOME
FOR THE YEAR ENDED MARCH 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	Note	For the year Ended March 31, 2018	For the year Ended March 31, 2017
INCOME
1 Revenue from operations	24	35,325.08	33,234.37
2 Other income	25	115.37	118.16
3 Total Income (1+2)		35,440.45	33,352.53
4 EXPENSES
(a) Cost of materials consumed	26	3,845.27	3,414.59
(b) Other Operating Expenses	27	10,211.39	10,588.42
(c) Employee benefits expense	28	6,355.99	6,153.25
(d) Finance costs	29	1,862.57	3,650.55
(e) Depreciation and amortisation expense	30	3,708.51	3,711.60
(f) Other expenses	31	5,312.46	5,420.45
Total expenses		31,296.19	32,938.86
5 Profit/(Loss) before tax (3-4)		4,144.26	413.67
6 Tax expense:
(a) Current tax		1,017.79	462.96
(b) Deferred tax		346.94	384.28
Total tax expenses		1,364.73	847.24
7 Profit/(Loss) for the year (5-6)		2,779.53	(433.57)
8 Other comprehensive income
Item that will not be reclassified to profit or loss
(i) Remeasurement of the Defined Benefit Plans		(31.14)	(66.51)
(ii) Tax on the above		8.81	21.46
(iii) Fair value changes in Equity Instruments		—	—
(iv) Tax on the above		—	—
Total other comprehensive income/(loss) ((i)+(ii)+(iii)+(iv))		(22.33)	(45.05)
9 Total comprehensive income for the year (7+8)		2,757.20	(478.62)
10 Non controlling interest		30.13	5.47
Profit after tax for the year		2,727.07	(484.09)
11 Earning per equity share	32.8
Basic		412.93	(73.30)
Diluted		16.92	(73.30)
Note 1 to 32 forms integral part of the consolidated financial statement.
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman Managing Director & CEO DIN: 00632071	/s/ Arjun Ananth Arjun Ananth Nominee Director DIN: 01207540	/s/ S. Sundar Rajan S. Sundar Rajan Partner M No. 211414
/s/ Ravishankar KR Ravishankar KR EVP – CFO	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo Company Secretary
Place: Chennai
Date: 01 August 2018

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED CASH FLOW FOR THE YEAR ENDED MARCH 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	For the year Ended March 31, 2018	For the year Ended March 31, 2017
OPERATING ACTIVITIES
Net Profit before tax	4,144.26	413.67
Adjustment for
Depreciation and amortisation expenses	3,708.51	3,711.60
Interest Expenses	1,862.57	3,650.55
Misc Income	(115.37)	(118.16)
Operating profit before working Capital changes	9,599.97	7,657.66
(Increase)/Decrease in Receivables	(4,347.69)	(2,060.86)
(Increase)/Decrease in Inventories	(557.41)	(164.44)
(Increase)/Decrease in Other Assets	(202.48)	(114.04)
(Increase)/Decrease in Loans & advances	(11.41)	14.00
Increase/(Decrease) in Payables	131.13	258.47
Increase/(Decrease) in Other Liabilities	734.97	1,832.60
Cash Generated from Operation	5,347.08	7,423.39
Tax payment	1,696.13	1,133.48
Net cash from operation post tax	3,650.95	6,289.91
INVESTING ACTIVITIES
Payment for purchase of property, plant and equipment	(1,940.86)	(3,533.19)
Investments	796.49	324.89
Investing Cash Flows	(1,144.37)	(3,208.30)
FINANCING ACTIVITIES
Loan raised during the year	1,000.00	2,636.76
Repayment of loans	(3,000.98)	(3,588.60)
Working captial loan movement net	1,403.69	695.83
Misc Income	115.37	118.16
Interest Payment	(1,862.57)	(3,650.55)
Financing Cash Flows	(2,344.49)	(3,788.40)
Net Increase/(Decrease) in Cash & Cash Equivalents	162.09	(706.79)
Cash & Cash Equivalents at the beginning of the year	898.61	1,605.40
Cash & Cash Equivalents at the end of the year	1,060.70	898.61

Reconciliation of cash and cash equivalents with the Balance sheet
Cash on hand
Balance with banks
– On current account	964.39	838.60
– On deposit account less that 12 months	2.57
Cash and bank balance	93.74	60.01
Cash and cash equivalents in cash flow statement	1,060.70	898.61

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED CASH FLOW FOR THE YEAR ENDED MARCH 31, 2018 – (Continued)
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman	/s/ Arjun Ananth Arjun Ananth	/s/ S. Sundar Rajan S. Sundar Rajan
Managing Director & CEO	Nominee Director	Partner
DIN: 00632071	DIN: 01207540	M No. 211414
/s/ Ravishankar KR Ravishankar KR	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo
EVP – CFO	Company Secretary
Place: Chennai
Date: 01 August 2018

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
1.   Corporate Information:
Medall Healthcare Private Limited (hereinafter referred to as “the Company” or “MHPL”) was incorporated on 24th October 1994 as “Precision Diagnostics Private Limited” and the name has been changed as such effective from 1st January 2010.
The Company and its subsidiaries (these entities and the company hereinafter collectively referred to as the “Group” as defined under ‘Composition of the Group” in note 2 below are engaged in end-to-end medical diagnostics, testing and allied services of non-cure nature, viz; scanning, imaging, radiology and laboratory reporting services, the business model of the company is piloted through different modes, which include, inter alia, the following viz., Company’s own centres (Fixed Site Imaging Centers — FSIC), Equipment placed with customers (Hospitals) [EPC], Managing the radiology/labs of third parties, Public Private Partnership with the Government in both the hospitals and independent standalone centres (PPP).
While the Group has its major presence in South India, it continues its expansion plans/activities in the States of Maharashtra and Jharkhand through a well laid out business plan of both organic and inorganic routes
2.   Subsidiary Companies:
The company has two wholly owned subsidiaries — Clumax Diagnostic and Research Centre Private Limited and Medall Scans and Labs Private Limited. Medall Scans and Labs Private Limited (MSLPL) has eleven subsidiaries as under:
S. No	Name of the Subsidiaries of MSLPL	Date of Incorporation	% of Equity Holding
1	Medall Scans and Labs Kumbakonam Pvt Ltd	19 November 2010	100
2	Medall Scans and Labs Mayiladudurai Pvt Ltd	19 November 2010	100
3	Medall Scans and Labs Tiruvannamalai Pvt Ltd	02 February 2011	100
4	Medall Scans and Labs Kallakurichi Pvt Ltd	02 February 2011	100
5	Medall Scans and Labs Marthahalli Pvt Ltd	21 April 2011	76
6	Medall Scans and Labs Chengalpattu Pvt Ltd	14 June 2011	100
7	Medall Scans and Labs Arupukottai Pvt Ltd	14 June 2011	100
8	Medall Scans and Labs Aranthangi Pvt Ltd	14 June 2011	100
9	Medall Scans and Labs Kottayam Pvt Ltd	14 June 2011	100
10	Medall Spark Diagnostics Nashik Pvt Ltd	09 May 2013	76
11	Medall Scans and Labs Ranchi Pvt Ltd	05 June 2015	100
3.   Significant Accounting Policies
3.1.   Basis of Preparation of Financial Statements
3.1.1   Statement of Compliance:
The financial statements comprising Statement of Financial Position, Statement of Total Comprehensive Income, Statement of Cash flow, Statement of changes in Equity, together with notes as at and for the year ended March 31, 2018 have been prepared in accordance with International Financial Reporting Standards (IFRS)
3.1.2   Historical Cost convention
The Financial Statements have been prepared under historical cost convention on accrual basis except for certain assets and liabilities as stated in the respective policies, which have been measured at fair value.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.1.3   Current/Non-Current classification
The assets and liabilities have been classified as current or non-current as per the Company’s normal operating cycle. Based on the nature of products and the time between the acquisition of assets for processing and their realisation in cash and cash equivalents, the Company has ascertained its operating cycle as 12 months for the purpose of current and non-current classification of assets and liabilities. Cash or cash equivalent is treated as current, unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period.
Deferred tax assets and liabilities are classified as non-current assets and liabilities
3.1.4   Functional and Presentation currency
Items included in the Financial Statements of the Company are measured and presented using the currency of the primary economic environment in which the Company operates (“Functional Currency”). Indian Rupee is the functional Currency of the Company
3.1.5   Basis of consolidation:
Consolidated financial statements consist of Financial Statement of MHPL (Parent) and its subsidiaries as referred to in 1A above controlled by MHPL.
The financial statements of the company and its subsidiaries are combined on a line-by-line basis by adding together the book values of like items of assets, liabilities, income and expenses, after fully eliminating intra-group balances, intra-group transactions and the resultant unrealized profits or losses.
The consolidated financial statements are prepared to the extent possible using uniform accounting policies for like transactions and other events in similar circumstances and are presented in the same manner as the company’s stand-alone financial statements
The difference between the cost to the company of its investment in the subsidiaries and its proportionate share in the equity of the subsidiaries as at the date of acquisition is recognized as Goodwill or Capital Reserve, as the case may be. Goodwill is tested for impairment at the end of each accounting year. For impairment, the carrying value of goodwill is compared with the present value of discounted cash flows of the Group and loss, if any, is adjusted to the carrying value of the goodwill.
The financial statements of the entities used for purpose of consolidation are drawn on the basis of same reporting date as that of the company ie. year ended March 31, 2018.
3.2   Revenue Recognition:
3.2.1   Revenue from rendering of Services:
Revenue from services is measured at the fair value of the consideration received or receivable net of discounts and taxes. Revenue from medical diagnostics, testing and allied services of non-cure nature is recognised upon completion of services.
Revenue from Franchise arrangements and training are recognised as per the terms of the arrangement.
3.2.2   Interest Income:
Interest income is recognised using the effective interest rate method. The effective interest rate is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to the gross carrying amount of a financial asset.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.3   Property, Plant and Equipment:
3.3.1   Tangible Assets:
All property plant and equipment are stated at historical cost of acquisition less accumulated depreciation and amortization and impairment, if any. Historical cost includes purchase price, taxes and duties (Net of tax credits), labour cost, estimated cost of dismantling and restoration and all other directly attributable overhead expenditure incurred up to the date the asset is ready for its intended use.
Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. The carrying amount of any component accounted for as separate asset is derecognized when replaced. All other repairs and maintenance are charged to Profit or Loss during the reporting period in which they are incurred.
3.3.2   Intangible Assets.
Intangible assets acquired separately are measured on initial recognition at cost. Following initial recognition, intangible assets are carried at cost less any accumulated amortisation and accumulated impairment losses, if any.
Identifiable intangible assets are recognized when the company controls the asset; it is probable that future economic benefits expected with the respective assets will flow to the company for more than one economic period; and the cost of the asset can be measured reliably. Amortisation is provided on Straight Line Method (SLM), which reflect the management’s estimate of the useful life of the intangible assets.
Intangible assets with finite lives are amortised over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation expense on intangible assets with finite lives is recognised in the Statement of Total Comprehensive Income unless such expenditure forms part of carrying value of another asset.
3.3.3   Depreciation
The depreciable amount of an item of PPE is allocated on a straight line basis over its useful life as prescribed in the manner specified in Schedule II of Companies Act, 2013.
Each part of an item of PPE with a cost that is significant in relation to the total cost of the asset and useful life of that part is different from remaining part of the asset; such significant part is depreciated separately.
3.3.4   Impairment of assets
Assessment is done at each Balance Sheet date as to whether there is any indication that an asset (tangible and intangible) may be impaired. If any such indication exists, an estimate of the recoverable amount of the asset/cash generating unit is made. For the purpose of assessing impairment, the smallest identifiable group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows from other assets or groups of assets, is considered as a cash generating unit. Assets whose carrying value exceeds their recoverable amount are written down to the recoverable amount. Recoverable amount is higher of cash generating unit’s net selling price and its value in use. Value in use is the present value of estimated future cash flows expected to arise from the continuing use of an asset and from its disposal at the end of its useful life. Assessment is also done at each Balance Sheet date as to whether there is any indication that an impairment loss recognised for an asset in prior accounting periods may no longer exist or may have decreased.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.4   Borrowing Costs
The Company capitalises borrowing costs that are directly attributable to the acquisition, construction or production of qualifying asset as a part of the cost of the asset. A qualifying asset is an asset that necessarily takes a substantial period of time to get ready for its intended use or sale. The Company recognises other borrowing costs as an expense in the period in which it incurs them
To the extent the Company borrows generally and uses them for the purpose of obtaining a qualifying asset, amount of borrowing cost eligible for capitalization is computed by applying a capitalization rate to the expenditure incurred. The capitalization rate is determined based on the weighted average of borrowing costs, other than borrowings made specifically towards purchase of a qualifying asset.
3.5   Foreign Currency Transactions:
Transactions in currencies other than the functional currency are recognized at the rates of exchange prevailing at the dates of the transactions.
At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the reporting date.
Foreign currency monetary items (except overdue recoverable where realisability is uncertain) are converted using the closing rate as defined in the IAS-21. Non-monetary items are reported using the exchange rate at the date of the transaction. The exchange difference gain/loss is recognized in the Statement of Total Comprehensive Income.
3.6   Inventories
The inventories representing Reagents, chemicals, films and consumables are valued at lower of cost and the net realisable value after providing for obsolescence and other losses, where considered necessary. Cost includes the cost of purchase including duties and taxes (net of tax credit) and other expenditure directly attributable to purchase. Cost is determined on FIFO basis.
Net realizable value represents the estimated selling price in the ordinary course of business, less estimated costs necessary to make the sale
3.7   Employee benefits:
3.7.1   Defined Benefit Plan:
Provision for gratuity (terminal benefit) is made on the basis of actuarial valuation using the projected unit credit method. Re-measurement, comprising actuarial gains and losses, the effect of the changes to the asset ceiling and the return on plan assets excluding interest (if applicable), is reflected immediately in the statement of financial position with a charge or credit recognized in other comprehensive income in the period in which they occur. Re-measurement recognized in other comprehensive income is reflected immediately in retained earnings and will not be reclassified to Statement of Profit or Loss.
3.7.2   Defined Contribution Plan:
Contribution to Provident Fund is recorded as expenses on accrual basis.
3.7.3   Short term benefit obligations:
Short term employee benefits obligations are measured on an undiscounted basis and are expensed as the related services provided. A liability is recognized for the amount expected to be paid under short-term employee benefits if the company has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.8   Taxation
Income tax expense represents the sum of the current tax and deferred tax.
Current tax
The current tax is based on taxable profit for the year. Taxable profit differs from ‘profit before tax’ as reported in the statement of profit or loss and other comprehensive income because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Company’s current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.
Deferred tax
Deferred tax is provided using the balance sheet approach on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.
The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax assets to be recovered.
Deferred tax liabilities and assets are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realised, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.
Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The break-up of the major components of the deferred tax assets and liabilities as at balance sheet date has been arrived at after setting off deferred tax assets and liabilities where the Company has a legally enforceable right to set-off assets against liabilities and where such assets and liabilities relate to taxes on income levied by the same governing taxation laws.
Current and deferred tax for the year
Current and deferred tax are recognized in profit or loss, except when they relate to items that are recognized in other comprehensive income or directly in equity, in which case, the current and deferred tax are also recognized in other comprehensive income or directly in equity respectively.
Minimum Alternate Tax (MAT) is accounted as current tax when the Company is subjected to such provisions of the Income Tax Act. However, credit of such MAT paid is available when the Company is subjected to tax as per normal provisions in the future. Credit on account of MAT is recognized as an asset based on its recoverability in the future.
3.9   Provisions, Contingent Liabilities and Contingent Assets:
3.9.1   Provisions:
Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Provisions are reviewed at the end of each reporting period and adjusted to reflect the current best estimate. A provision is reversed when it is no longer probable that an outflow of resources embodying economic benefits will be required to settle the obligation.
If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, when appropriate, the risks specific to the liability. When discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.
3.9.2   Contingent Liabilities and Contingent Assets:
i. Contingent Liabilities
Contingent liabilities are not recognized but disclosed in Notes to the Accounts when the company has possible obligation due to past events and existence of the obligation depends upon occurrence or non-occurrence of future events not wholly within the control of the company.
Contingent liabilities are assessed continuously to determine whether outflow of economic resources have become probable. If the outflow becomes probable then relative provision is recognized in the financial statements.
Where an entity is jointly and severally liable for an obligation, the part of the obligation that is expected to be met by other parties is also treated as a contingent liability. The entity recognises a provision for the part of the obligation for which an outflow of resources embodying economic benefits is probable, except in the extremely rare circumstances where no reliable estimate can be made.
ii. Contingent Assets:
Contingent Assets are not recognised in the financial statements nor disclosed in Notes.
3.10   Leases:
Leases in which a significant portion of the risks and rewards of ownership are not transferred to the Company as lessee are classified as operating lease. Payments made under operating leases are charged to profit or loss in the year in which the rent is actually incurred as the payments made to the lessor are structured to increase in line with expected general inflation to compensate for the lessor’s expected inflationary cost increase.
Finance leases are capitalised at the commencement of the lease at the inception date fair value of the leased asset or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recognised in finance costs in the statement of profit and loss, unless they are directly attributable to qualifying assets, in which case they are capitalized in accordance with the Group’s general policy on the borrowing costs.
A leased asset is depreciated over the useful life of the asset. However, if there is no reasonable certainty that the Group will obtain ownership by the end of the lease term, the asset is depreciated over the shorter of the estimated useful life of the asset and the lease term.
3.11   Financial instruments:
3.11.1   Classification:
The Group classifies the Financial Instruments viz., Financial Assets and Financial Liabilities in following measurement categories:
a.
Those subsequently measured through other comprehensive Income (FVTOCI);

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

b.
Those subsequently measured at amortized cost; and

c.
Those subsequently measured through Profit or Loss (FVTPL)

3.11.2   Initial recognition of Non-derivative financial instruments:
Non-derivative financial instruments consist of:
i.
Financial assets, which include cash and cash equivalents, trade receivables, employee advances and other advances and security deposits, investments in equity securities and other eligible current and non-current assets;

ii.
Financial liabilities, which include long and short-term loans and borrowings, trade payables, security deposits and other eligible current and non-current liabilities.

iii.
Financial assets and financial liabilities are recognized when a Group becomes party to the contractual provisions of the instruments. Non derivative financial instruments are recognized initially at fair value including any directly attributable transaction costs except financial instruments measured at fair value through profit or loss which is initially measured at fair value. Financial assets are derecognized when substantial risks and rewards of ownership of the financial asset have been transferred. In cases where substantial risks and rewards of ownership of the financial assets are neither transferred nor retained, financial assets are derecognized only when the Company has not retained control over the financial asset.

3.11.3   Subsequent measurement of non-derivative financial instruments:
a)
Cash and cash equivalents

For the purposes of the cash flow statement, cash and cash equivalents include cash in hand, at banks and demand deposits with banks, net of outstanding bank overdrafts that are repayable on demand and are considered part of the Company’s cash management system. In the statement of financial position, bank overdrafts are presented under borrowings within current liabilities at amortized cost.
b)
Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They are presented as current assets, except for those maturing later than 12 months after the reporting date which are presented as non-current assets.
Loans and receivables are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at amortized cost using the effective interest method, less any impairment losses. Loans and receivables comprise trade receivables, unbilled revenues, staff advances, security deposits paid and other assets.
The company estimates the un-collectability of accounts receivable by analysing historical payment patterns, customer concentrations, customer credit-worthiness and current economic trends. If the financial condition of a customer deteriorates, additional allowances may be required.
c)
Borrowings, Trade and other payables:

Borrowings, trade and other payables are initially recognized at fair value, and subsequently carried at amortized cost using the effective interest method. For these financial instruments, the carrying amounts approximate fair value due to the short term maturity of these instruments.
d)
Security Deposits

Security Deposits are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at amortized cost using the effective interest method, less any impairment losses.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.11.4   Subsequent measurement of derivative financial instruments:
Investments in securities other than those designated as Fair Value through other comprehensive Income are measured at fair value through Profit and Loss.
3.12   Use of estimates and judgment
In application of the Group’s accounting policies, the Directors’ of the group, its subsidiaries are required to make judgements, estimates and assumption that affect the reported amounts of revenues, expenses, carrying amounts of assets and liabilities. The estimates and assumptions are based on historical experience and other factors that are considered relevant. Actual result may differ from these estimates and could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.
3.13   Earnings per share:
Basic earnings per equity is computed by dividing the profit/(loss) after tax attributable to the equity holders of the company by the weighted average number of equity shares outstanding during the period.
Diluted earnings per equity share is computed by dividing the profit/(loss) attributable to ordinary equity holders as adjusted for dividend, interest and other charges to expense or income relating to the dilutive potential equity shares, by the weighted average number of equity shares considered for deriving basic earnings per equity share and also the weighted average number of equity shares that could have been issued upon conversion of all dilutive potential equity shares.
Potential equity shares are deemed to be dilutive only if their conversion to equity shares would decrease the net profit per share from continuing ordinary operations. Potential dilutive equity shares are deemed to be converted as at the beginning of the period, unless they have been issued at a later date. The dilutive potential shares are adjusted for the proceeds receivable had the shares been issued at fair value (ie average market value of the outstanding share). Dilutive potential equity shares are determined independently for each period presented. The number of equity shares and potential dilutive equity shares are adjusted for potential equity shares as appropriate.
3.14   Impairment of financial assets
Financial assets, other than those at Fair Value through Profit and Loss (FVTPL), are assessed for indicators of impairment at the end of each reporting period. Financial assets are considered to be impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated future cash flows of the financial asset have been affected.
For all other financial assets, objective evidence of impairment could include:
•
Significant financial difficulty of the issuer or counterparty;

•
Breach of contract, such as a default or delinquency in interest or principal payments;

•
It becoming probable that the borrower will enter bankruptcy or financial re-organisation; or the disappearance of an active market for that financial asset because of financial difficulties.

For certain categories of financial assets, such as loans and advances, assets are assessed for impairment on individual basis. In case of trade receivables, impairment for a portfolio of receivables include company’s past experience of collecting payments, as well as observable changes in national or local economic conditions that correlate with default on receivables.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

For financial assets that are carried at cost, the amount of impairment loss is measured as the difference between the asset’s carrying amount and the present value of the estimated future cash flows discounted at the current market rate of return for a similar financial asset.
The carrying amount of the financial asset is reduced by the impairment loss directly for all financial assets with the exception of trade receivables; such impairment loss is reduced through the use of an allowance account for respective financial asset. When a trade receivable is considered uncollectible, it is written off against the allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in profit or loss.
For financial assets measured at amortised cost, if, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the previously recognized impairment loss is reversed through profit or loss to the extent that the carrying amount of the investment at the date the impairment is reversed does not exceed what the amortised cost would have been had the impairment not been recognized.
3.15   De-recognition of financial assets
The Group de-recognises a financial asset when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another party.
If the Group neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Group recognises its retained interest in the asset and an associated liability for amounts it may have to pay.
If the Group retains substantially all the risks and rewards of ownership of a transferred financial asset, the Group continues to recognise the financial asset.
On de-recognition of a financial asset in its entirety, the difference between the asset’s carrying amount and the sum of the consideration received and receivable and the cumulative gain or loss that had been recognized in other comprehensive income and accumulated in equity is recognized in profit or loss.
3.16   Classification of Debt or Equity:
Financial instruments issued by a Group are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument. Instruments classified as financial liabilities are subsequently measured at fair value through profit and Loss.
3.17   Segment Information
The company’s operations fall under a single segment viz., Diagnostics/Testing and allied Services. Accordingly, there are no reportable segments under IFRS Accounting Standard — 108.
3.18   Prior Period
Errors of material amount relating to prior period(s) are disclosed by a note with nature of prior period errors, amount of correction of each such prior period presented retrospectively, to the extent practicable along with change in basic and diluted earnings per share. However where retrospective restatement is not practicable for a particular period then the circumstances that lead to the existence of that condition and the description of how and from where the error is corrected are disclosed in Notes on Accounts.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.19   Critical Estimates and Judgements:
The preparation of financial statements in conformity with the generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities as of the balance sheet date and reported revenue and expenses for the year and disclosure of contingent liabilities as of the date of balance sheet. The estimates and assumptions used in the accompanying financial statements are based upon the management’s evaluation of the relevant circumstances as of the date of financial statements. Actual amounts could differ from these estimates.
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman	/s/ Arjun Ananth Arjun Ananth	/s/ S. Sundar Rajan S. Sundar Rajan
Managing Director and CEO	Nominee Director	Partner
DIN: 00632071	DIN: 01207540	M. No. 211414
/s/ Ravishankar KR Ravishankar KR	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo
EVP – CFO	Company Secretary
Place: Chennai
Date: 01 August 2018
4(a)   Property, Plant and Equipments
Descriptions	Land	Buildings	Plant and Equipment	Furniture & Fixtures	Vehicles	Electrical Fittings	Computers	Total
Cost
As at April 01, 2016	645.93	307.78	22,558.97	5,222.60	233.48	1,462.22	670.54	31,101.52
Additions during the year	—	—	1,306.00	412.27	3.40	63.49	209.70	1,994.86
Deletions during the year	—	—	13.18	58.59	31.10	2.70	—	105.57
As at March 31, 2017	645.93	307.78	23,851.79	5,576.28	205.78	1,523.01	880.24	32,990.81
Additions during the year	—	—	413.14	681.66	48.42	405.72	187.40	1,736.34
Deletions during the year	—	—	33.84	—	10.71	0.62	—	45.17
As at March 31, 2018	645.93	307.78	24,231.09	6,257.94	243.49	1,928.11	1,067.64	34,681.98
Depreciations
As at April 01, 2016	—	24.11	2,153.42	434.23	47.73	177.98	170.95	3,008.42
Charge for the year	—	24.11	2,392.58	635.31	41.96	201.18	232.22	3,527.36
Deletions during the year	—	—	2.99	1.20	30.25	0.16	0.04	34.64
As at March 31, 2017	—	48.22	4,543.01	1,068.34	59.44	379.00	403.13	6,501.14
Charge for the year	—	24.15	2,333.48	640.39	70.54	194.61	234.48	3,497.65
Deletions during the year	—	—	9.26	—	10.71	0.16	—	20.13
As at March 31, 2018	—	72.37	6,867.23	1,708.73	119.27	573.45	637.61	9,978.66
Net Book Value:
As at March 31, 2018	645.93	235.41	17,363.86	4,549.21	124.22	1,354.66	430.03	24,703.32
As at March 31, 2017	645.93	259.56	19,308.78	4,507.94	146.34	1,144.01	477.11	26,489.67
4.1 Assets acquired out of borrowing are offerred as primary security against the respective loan.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

5.   Goodwill
Descriptions	Goodwill
Cost
As at April 1, 2016	2,807.49
Additions during the year	—
Deletions during the year	—
As at March 31, 2017	2,807.49
Additions during the year	—
Deletions during the year	—
As at March 31, 2018	2,807.49
Depreciations
As at April 01, 2016	—
Charge for the year	—
Deletions during the year	—
As at March 31, 2017	—
Charge for the year	—
Deletions during the year	—
As at March 31, 2018	—
Net Book Value:
As at March 31, 2018	2,807.49
As at March 31, 2017	2,807.49
6.   Other Intangibles
Descriptions	Intellectual Property Right
Cost
As at April 1, 2016	1,943.18
Additions during the year	—
Deletions during the year	—
As at March 31, 2017	1,943.18
Additions during the year	161.00
Deletions during the year	—
As at March 31, 2018	2,104.18
Depreciations
As at April 1, 2016	184.24
Charge for the year	184.24
Deletions during the year	—
As at March 31, 2017	368.48
Charge for the year	210.86
Deletions during the year	—
As at March 31, 2018	579.34
Net Book Value:
As at March 31, 2018	1,524.84
As at March 31, 2017	1,574.70

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2018	As at March 31, 2017
Note 7 Investments
(i) Non-Current
Investment in mutual funds	119.61	121.02
Quoted
Indusind Bank Ltd	0.41	0.41
900 Equity shares of Rs.10/- each	—	—
Total	120.02	121.43
(ii) Current
Investment in mutual funds current	12.75	807.83
Total	12.75	807.83
Note 8 Loans
(i) Non-Current
Unsecured considered goods
To Employees	13.23	11.45
Total	13.23	11.45
(ii) Current
Unsecured considered goods
To Employees short term	64.31	54.68
Total	64.31	54.68
Note 9 Others financial assets
(i) Non-Current
Security deposits	1,525.58	1,223.88
Bank deposits more than 12 months	416.34	327.31
Total	1,941.92	1,551.19
(ii) Current
Accrured Interest	13.17	76.53
Total	13.17	76.53
Note 10 Current tax assets (net)
Non-current
Income Tax (net off provision)	1,701.15	887.53
Total	1,701.15	887.53
Note 11(i) Other Non-current assets
Capital advances	158.36	56.57
Prepaid expenses non current	148.21	112.86
Total	306.57	169.43
Note 11(ii) Other Current Assets
Prepaid expenses	606.69	137.38
Operational advances	934.84	764.55
Total	1,541.53	901.93

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2018	As at March 31, 2017
Note 12 Inventories
Films and Chemicals stocks	252.75	164.41
Medicines stocks	953.04	468.30
Printing and stationery stocks	28.71	44.38
Total	1,234.50	677.09
Note 13 Trade receivables
Unsecured, considered good	13,355.79	8,853.96
Less: Allowances for bad and doubtful debts	(453.00)	(298.86)
Total	12,902.79	8,555.10
Note 14(i) Cash and cash equivalents
Balance with banks	964.39	838.60
Cash on hand	93.74	60.01
Total	1,058.13	898.61
(ii) Bank balances other than 14(i) above
Margin money deposit less than 12 months	2.57	—
Total	2.57	—

Note 15(A)   Equity Share Capital

(a) Authorised Share Capital
Equity shares of Rs. 10/- each with voting rights
	As at March 31, 2018		As at March 31, 2017
	Number of shares	Rs.	Number of shares	Rs.
Normal	975,985	97.60	975,985	97.60
A Series	7,000	0.70	7,000	0.70
B Series	10,000	1.00	10,000	1.00
C Series	7,000	0.70	7,000	0.70
Total	999,985	100.00	999,985	100.00
(b) Issued, Subscribed and paid up
Equity shares of Rs. 10/- each with voting rights Normal
Face value of Rs. 10/- each fully paid up	647,922	64.79	647,922	64.79
	647,922	64.79	647,922	64.79
Promoter A/B/C Series
A Series – Fully Paid up at Rs 10/- each	3,251	0.32	3,251	0.32
B Series – Fully Paid up at Rs 10/- each	6,252	0.63	6,252	0.63
C Series – Fully Paid up at Rs 10/- each	3,001	0.30	3,001	0.30
	12,504	1.25	12,504	1.25
Total	660,426	66.04	660,426	66.04

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Note 15(B)   Instruments entirely Equity in nature

(a) Authorised Share Capital
Compulsory Convertible Preference Shares of 0.01% of Rs. 10/- each (Class A to E)
	Number of shares	Rs.	Number of shares	Rs.
Class A	88,525,035	8,852.50	88,525,035	8,852.50
Class B	900,000	90.00	900,000	90.00
Class C	1,074,985	107.50	1,074,985	107.50
Class D	25,000,000	2,500.00	25,000,000	2,500.00
Class E	32,500,000	3,250.00	32,500,000	3,250.00
0.0001% of Rs. 100/- each (Class F)
Class F	6,200,000	6,200.00	6,200,000	6,200.00
Total	154,200,020	21,000.00	154,200,020	21,000.00

(b) Issued, Subscribed and paid up
# Compulsory Convertible Preference Shares (CCPS) of 0.01% of Rs. 10/- each, fully paid up (Class A to E)
	Number of shares	Rs.	Number of shares	Rs.
Class A	88,525,031	8,852.50	88,525,031	8,852.50
Class B	900,000	90.00	900,000	90.00
Class C	1,074,985	107.50	1,074,985	107.50
Class D	25,000,000	2,500.00	25,000,000	2,500.00
Class E	32,500,000	3,250.00	32,500,000	3,250.00
0.0001% of Rs. 100/- each fully paid up (Class F)
Class F @ Rs.100/- each	6,066,029	10,505.55	6,066,029	10,505.55
Total	154,066,045	25,305.55	154,066,045	25,305.55

#
These CCPS shall be converted into fixed number of equity shares

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
16   Other Equity
Particulars	Share Application Money pending allotment	Equity component of Compound Financial Instruments	Reserves and Surplus				Debt Instrument through Other Comprehenive Income	Equity Instrument through Other Comprehenive Income	Effective portion of Cash Flow Hedge	Revaluation Surplus	Exchange Differences on Translating the Financial Statements of a Foreign Operations	Other items of Other Comprehensive Income	Money received against Share Warrants	Total
			Capital Reserve	Security Premium Reserve	Other Reserves	Retained Earnings
Balance as at March 31, 2017	—	—	—	4,618.13	12.68	(1,399.22)	—	—	—	—	—	(45.05)	—	3,186.54
Adjustments:														—
Changes in Accounting Policies & prior period errors														—
Consoladation adjustment						—								—
Restated balance at the beginning of the year														—
Total Comprehensive Income for the year						2,749.39						(22.33)		2,727.06
Reversal of Deferred Tax Asset – Ind AS 12														—
Changes in Fair value of Investments														—
Deferred Tax liability on fair valuation of Equity Instruments														—
Revaluation of Land – Ind AS 16														—
Redeemable Non-Convertible Preference Shares														—
Deferred Tax liability on revaluation of Land														—
Expected Credit Loss on Trade Receivables														—
Remeasurement of Defined Benefit Obligation						—								—
Write Back of Liabilities														—
Provision for Income Tax														—
Total Adjustments	—	—	—	—	—	2,749.39	—	—	—	—	—	(22.33)	—	2,727.06
Balance as at Mar 31, 2018	—	—	—	4,618.13	12.68	1,350.17	—	—	—	—	—	(67.38)	—	5,913.60

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	Share Application Money pending allotment	Equity component of Compound Financial Instruments	Reserves and Surplus				Debt Instrument through Other Comprehenive Income	Equity Instrument through Other Comprehenive Income	Effective portion of Cash Flow Hedge	Revaluation Surplus	Exchange Differences on Translating the Financial Statements of a Foreign Operations	Other items of Other Comprehensive Income	Money received against Share Warrants	Total
			Capital Reserve	Security Premium Reserve	Other Reserves	Retained Earnings
Balance as at March 31, 2016	—	—	—	4,618.13	12.68	(960.20)	—	—	—	—	—	—	—	3,670.61
Adjustments:														—
Changes in Accounting Policies & prior period errors														—
Consoladation adjustment														—
Restated balance at the beginning of the year														—
Total Comprehensive Income for the year						(439.03)						(45.05)		(484.08)
Reversal of Deferred Tax Asset – Ind AS 12														—
Changes in Fair value of Investments														—
Deferred Tax liability on fair valuation of Equity Instruments														—
Revaluation of Land – Ind AS 16														—
Redeemable Non-Convertible Preference Shares														—
Deferred Tax liability on revaluation of Land														—
Expected Credit Loss on Trade Receivables														—
Remeasurement of Defined Benefit Obligation						—								—
Write Back of Liabilities														—
Provision for Income Tax														—
Total Adjustments	—	—	—	—	—	(439.03)	—	—	—	—	—	(45.05)	—	(484.08)
Balance as at Mar 31, 2017	—	—	—	4,618.13	12.68	-1,399.23	—	—	—	—	—	(45.05)	—	3,186.53

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	As at March 31, 2018	As at March 31, 2017
Note 17 Borrowing
(i) Non-current
Secured
Term loans
– From Banks	6,457.22	7,837.80
– From Non Banking Financials Corporations	25.36	2.81
Total	6,482.58	7,840.61
(ii) Current
Secured
Loans repayable on demand
– From Banks	4,656.25	3,005.98
Unsecured
Bank’s	—	246.58
Total	4,656.25	3,252.56

Details of Securities
(i)
Hypothetication of entire current assets. First and exclusive charge on unencumbered existing and future movable assets of the company.

(ii)
Secondary security on Land and buidling located at Kilpauk. Land and building located at Vyttilla and Land at Vyttilla

(iii)
Charge on unecumbered existing and future movabale fixed assets of Clumax Diagnostic and Research Cenre Private Limited.

(iv)
Fixed deposit with the bank — 335.99 lakhs

(v)
Mutual funds — 120.19 lakhs

Particulars	As at March 31, 2018	As at March 31, 2017
Note 18 Other Non-current Liabilities
Payable for business acquisition	261.96	314.51
Payments for Equipment supply	—	32.46
Total	261.96	346.97
Note 19 Trade payables
– Due to Micro and Small Enterprises	—	—
– Others	1,404.82	1,273.69
Total	1,404.82	1,273.69

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2018	As at March 31, 2017
Note 20 Other financial liabilities
(i) Non-current
CCPS through FVTPL
(ii) Current
Current maturities of long term debt
Secured
Term loans
– From banks ST	2,679.60	3,080.59
– From NBFCs ST	11.43	9.74
Creditors for Capital expenditure	307.73	150.53
Sundry creditors for others	5,234.44	3,510.04
Employee benefits Payable	291.24	260.80
To Employees short term	0.63	0.16
Deferred payment liabilities	32.46	243.65
Payable for business acquisition ST	30.00	138.00
Total	8,587.53	7,393.51
Note 21 Other current liabilities
Statutory dues payable	313.09	275.74
Unearned revenue	138.93	141.64
Total	452.02	417.38
Note 21(i) Deferred Tax Asset
Deferred Tax Asset on account of
Carried forward of losses	793.70	864.58
Employee Benefits Expenses	6.59	3.74
Site restoration cost	1.89	1.89
Gratuity thru OCI	5.04	3.43
HMP Card	0.91	1.76
MMA Income	0.83	(1.25)
Provision for Impairment of TR (ECL)	65.71	29.25
MAT credit entitlement	43.87	74.01
Total for DTA	918.54	977.41

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2018	As at March 31, 2017
Deferred Tax Liability
Deferred Tax Liability on account of
Fixed Assets	(273.91)	(313.66)
HMP Card	—	—
MMA Income	—	—
Employee Benefits Expenses	—	—
Total for DTL	(273.91)	(313.66)
Net Deferred Tax Asset	644.63	663.75
Note 21(i) Deferred Tax Asset Liability
Deferred Tax Asset on account of
Carried forward of losses	284.22	1,151.83
Employee Benefits Expenses	75.04	67.98
Site restoration cost	12.76	11.67
Gratuity thru OCI	25.24	18.03
HMP Card	24.74	25.69
MMA Income	17.80	18.44
Provision for Impairment of TR (ECL)	73.79	70.30
Non convertible Preference shares	51.57	57.84
MAT credit entitlement	1,425.08	1,121.12
Total for DTA	1,990.24	2,542.90
Deferred Tax Liability
Deferred Tax Liability on account of
Fixed Assets	(2,989.95)	(3,190.80)
HMP Card	—	—
MMA Income	—	—
Employee Benefits Expenses	(0.48)	—
Total for DTL	(2,990.43)	(3,190.80)
Net Deferred Tax Liabilities	(1,000.19)	(647.90)
Note 22 Provisions
(i) Non-current
Provision towards site restoration cost	45.56	40.69
Total	45.56	40.69
(ii) Current
Employee benefit
Gratuity provision	216.16	206.07
Total	216.16	206.07

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2018	As at March 31, 2017
Note 23 Current tax liabilites (Net)
Income Tax (net off provision)	67.81	94.07
	67.81	94.07

	For the year Ended March 31, 2018	For the year Ended March 31, 2017
Note 24 Revenue from operations
Diagnostic testing/Allied services	45,483.39	41,523.29
Franchise fee	668.94	847.51
	46,152.33	42,370.80
Less: Service tax	(6.81)	(110.14)
Less: Share of revenue/Discount	(10,820.44)	(9,026.29)
Total	35,325.08	33,234.37
Note 25 Other Income
Dividend income	8.42	33.43
Interest income	91.22	77.11
Other income	15.73	7.62
Total	115.37	118.16
Note 26 Cost of materials consumed
Films and Chemicals	920.36	1,028.14
Medicines	2,551.51	1,952.12
Printing & Stationery	373.40	434.33
Total	3,845.27	3,414.59
Note 27 Operating expenses
Reporting and direct expenses	7,115.08	7,911.06
Power and fuel	1,194.65	1,081.65
Rent	1,714.89	1,410.38
Ambulance charges	186.77	185.33
Total	10,211.39	10,588.42
Note 28 Employee benefit expenses
Salaries, wages, allowances and bonus	5,549.32	5,391.37
Contributions to provident and other funds	423.90	380.87
Gratuity expenses	93.94	78.17
Staff welfare expenses	288.83	302.84
Total	6,355.99	6,153.25
Note 29 Finance costs
Interest	1,621.26	3,544.66
Bank charges	241.31	105.89
Total	1,862.57	3,650.55

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

	For the year Ended March 31, 2018	For the year Ended March 31, 2017
Note 30 Depreciation and amortisation expense
Depreciation of Property, plant and Equipment	3,527.70	3,527.36
Amortisation of intangible assets	180.81	184.24
Total	3,708.51	3,711.60
Note 31 Other expenses
Travelling and conveyance	987.76	1,024.75
Annual maintenance charges	1,472.76	1,398.73
Repairs & maintenance
Repairs and Maintenance – Plant and Machinery	97.00	59.28
Repairs and Maintenance – Building	29.57	34.20
Repairs and Maintenance – Others	305.82	367.22
Communication expenses	642.54	649.47
Legal and professional	324.92	559.99
Insurance charges	59.01	64.80
Advertisement & business promotion	103.64	153.14
Office upkeep & maintenance charges	698.30	708.22
Rates and taxes	22.66	80.08
Bad debts	197.64	—
Allowances for bad and doubtful debts (exp)	154.11	155.68
Loss on sale of assets/investments	14.15	1.43
Miscellaneous expenses	202.58	163.46
Total	5,312.46	5,420.45

Note 32:   Disclosure Notes
32.1   Contingent Liabilities:
	(Amount in Lakhs)
Particulars	2017 – 18	2016 – 17
a Bank guarantee outstanding	355.00	478.00
b Corporate guarantee to Reliance capital	111.61	500.00
c Other Claims	385.91	207.79
32.2   Capital Commitments
	(Amount in Lakhs)
Particulars	2017 – 18	2016 – 17
Estimated amount of contracts remaining to be executed	70.51	278.50

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

32.3   Payment to the Statutory Auditors
	(Amount in Lakhs)
Particulars	2017 – 18	2016 – 17
Audit Fees	37.47	36.51
Tax Audit Fees	11.08	10.35
Other services	29.08	7.00
32.4   Disclosures in respect of IFRS 7 — Financial Instruments
32.4.1   Financial Instruments by Categories
The carrying value and fair value of financial instruments by categories were as follows:
	(Amount in Lakhs of March 31, 2018)
	Note	Financial assets/liabilities at			Total Carrying Value
Particulars		Amortised cost	Fair value through Profit or Loss	Fair value through OCI
Assets:
Non Current
Investments	7	120.02			120.02
Loans	8(i)	13.23			13.23
Other assets	9(i)	1,941.92			1,941.92
Current
Investments		12.75			12.75
Trade receivables	13	12,902.79			12,902.79
Cash and cash equivalents	14(i)	1,058.13			1,058.13
bank balances other than (ii) above	14(ii)	2.57			2.57
Loans	8(ii)	64.31			64.31
Others	9(ii)	13.17			13.17
Liabilities:
Non Current
Borrowings	17(i)	6,482.58			6,482.58
Current
Borrowings	17(ii)	4,656.25			4,656.25
Trade payable	19	1,404.82			1,404.82
Other financials liabilities	20	8,587.53			8,587.53

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	(Amount in Lakhs as of March 31, 2017)
	Note	Financial assets/liabilities at			Total Carrying Value
		Amortised cost	Fair value through Profit or Loss	Fair value through OCI
Assets:
Non Current
Investments		121.43			121.43
Loans	8(i)	11.45			11.45
Other assets	9(i)	1,551.19			1,551.19
Current
Investments		807.83			807.83
Trade receivables	13	8,555.10			8,555.10
Cash and cash equivalents	14(i)	898.61			898.61
Loans	8(ii)	54.68			54.68
Others	9(ii)	76.53			76.53
Liabilities:
Non Current
Borrowings	17(i)	7,840.61			7,840.61
Current
Borrowings	17(ii)	3,252.56			3,252.56
Trade payable	19	1,273.69			1,273.69
Other financials liabilities	20	7,393.51			7,393.51
32.4.2   Financial risk management
The Group’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The company has a risk management policy which addresses the risk associated with financial assets and liabilities.
a.
Market risk

Market risk is the risk of fluctuation in the future cash flows of Financial instruments due to change in market prices arising on account of currency risk, interest rate risk and other price risk.
1.   Foreign currency risk and price risk.
The group does not have financial instruments that have exposure to currency risk and price risk.
2.   Interest rate risk
The Group is exposed to short term and long term borrowings. Both long term and short terms borrowings are subject to interest rate fluctuations based on performance and external credit rating of the Company.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

At the reporting date the profile of the company’s Interest bearing financial instruments as follows
	(Amount in Lakhs)
Particulars	As at March 31, 2018	As at March 31, 2017
Variable Rate of instruments
– Financial Liabilities
Short Term Borrowings	4,656.25	3,252.56
Long Term Borrowings	9,206.07	11,174.59
The Sensitivity analyses below have been determined based on the exposure to interest at the end of the reporting period. For floating rate liabilities, the analysis is prepared assuming the amount of the liability outstanding at the end of the reporting period was outstanding for whole of the year.
	(Amount in Lakhs)
Particulars	31st Mar 2018 Decrease/ Increase	31st Mar 2017 Decrease/ Increase
Interest Rate (-/+ 50 basis Point)
Impact on profit on loss for the year**	69.31	72.14
b.
Credit Risk

Credit risk refers to the risk of default on its obligation by the counterparty resulting in a financial loss. The maximum exposure to the credit risk at the reporting date is primarily from trade receivables. Accordingly, credit risk from trade receivables has been separately evaluated from all other financial assets in the following paragraphs.
1.   Trade Receivables
The Group has outstanding trade receivables amounting to Rs.13,356 Lakhs and Rs. 8,854 Lakhs as of March 31, 2018 and March 31, 2017 respectively. Trade receivables are typically unsecured and are derived from revenue earned from customers.
Credit risk has always been managed by the Group through credit approvals, establishing credit limits and continuously monitoring the creditworthiness of customers to which the Group grants credit terms in the normal course of business.
Group uses expected credit loss model to assess the impairment loss or gain. The Group uses a provision matrix to compute the expected credit loss allowance for trade receivables. While making such provisions distinction is made between the Government customers and Non-Government customers. The provision matrix takes into account available external and internal credit risk factors and the Group’s historical experience for customers. Accordingly the Group has provided Rs. 453 Lakhs (Previous year — Rs.299 Lakhs) towards impairment of Receivables.
The Group does not hold any collateral or other enhancements to cover its credit risks associated with its financial assets.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Credit Risk Exposure
An analysis of age of trade receivables at each reporting date is summarized below
	(Amount in Lakhs)
Particulars	As at March 31, 2018		As at March 31, 2017
	Gross	Impairment	Gross	Impairment
0 to 1 year	10,256.17		7917.07
1 to 2 year	2,614.25	(252.47)	636.99	(104.81)
> 2 year	485.37	(199.71)	299.5	(193.95)
Movement in provision for doubtful Debts	(Amount in Lakhs)
Amount Rs. In lakhs
As at March 31, 2016	143.18
Charge for the year	155.68
Utilised for the year	—
As at March 31, 2017	298.86
Charge for the year	154.11
Utilised for the year
As at March 31, 2018	452.97

2.
Other financial assets

Credit risk relating to cash and cash equivalents is considered negligible because our counterparties are banks. We consider the credit quality of term deposits with such banks that are very large Private Banks in India and subject to the regulatory oversight of the Reserve Bank of India to be good, and we review these banking relationships on an ongoing basis. Credit risk related to employee loans are considered negligible. There are no impairment provisions as at each reporting date against these financial assets. We consider all the above financial assets as at the reporting dates to be of good credit quality.
c.
Liquidity Risk

Our liquidity needs are monitored on the basis of monthly and yearly projections. The Group’s principal sources of liquidity are cash and cash equivalents, cash generated from operations, long term and short term borrowings from Banks and NBFCs. We manage our liquidity needs by continuously monitoring cash inflows and by maintaining adequate cash and cash equivalents and banking facilities.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Liquidity and interest risk tables
The following table detail the Group’s remaining contractual maturity for its non-derivative financial liabilities with agreed repayment periods. The table have been drawn up based on undiscounted cash flows of financial liabilities based on the earliest date on which the Group is required to pay. The table includes both interest and principal cash flows.
Particulars	Years
	0 – 1	1 – 2	> 2	Total Amount	Carrying Amount
31st Mar 2018
Variable interest rate instruments	8,320.00	2,863.00	5,014.00	16,197.00	13,862.32
Trade payable	1,404.82	—	—	1,404.82	1,404.82
Other financials liabilities	5,864.04	—	—	5,864.04	5,864.04
31st Mar 2017
Variable interest rate instruments	7,289.00	8,309.00	7,876.00	23,474.00	14,427.15
Trade payable	1,273.69	—	—	1,273.69	1,273.69
Other financials liabilities	4,059.53	—	—	4,059.53	4,059.53
32.4.3   Capital Management:
The Group manages its capital with an objective to maximize the return to its stakeholders through the optimization of the debt and equity mix.
The gearing ratio as at 31st March 2018, is provided below.
Gearing Ratio	31.3.2018	31.3.2017
Debt	13,862.32	14,427.15
Less: Cash & bank balances	1,058.13	898.61
Net Debt	12,804.19	13,528.54
Total Equity	31,360.86	28,612.57
Gearing ratio.	41%	47%
32.5   Disclosure in respect of International Accounting Standard (I AS)-19 “Employee Benefits”
32.5.1   General description of various defined employee’s benefits schemes are as under:
a) Provident Fund:
The Group’s Provident Fund is managed by Regional Provident Fund Commissioner. The Group pays fixed contribution to provident fund at pre-determined rate. The liability is recognised on accrual basis.
b) Gratuity:
The entities namely Medall Healthcare Private Limited, Medall Scans and Labs Private Limited and Clumax Diagnostic and Research Centre Private Limited, has a defined benefit gratuity plan. Every employee who has rendered continues service of five years or more is entitled to get gratuity @ 15 days salary (15/26 x last drawn basic pay Plus dearness pay) for each completed year of service on superannuation, resignation, termination, and disablement or on death. A trust has been formed for this purpose. This scheme is being managed by the Life Insurance Corporation of India (LIC) for which the Group has taken a Master Policy. The scheme is funded by the Group’s and the liability is recognized on the basis of contribution payable to the insurer, i.e., the Life Insurance Corporation of India, however the disclosure of information as required under Ind AS-19 have been made in accordance with the actuarial valuation.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Defined benefit plans (Gratuity) Reconciliation of opening and closing balances of the present value of the defined benefit obligation	Rs. In Lakhs
	17 – 18	16 – 17
CHANGES IN THE PRESENT VALUE OF THE OBLIGATION (PVO)
PVO as at the beginning of the period	276.93	190.69
Interest Cost	15.20	12.22
Current service cost	63.01	56.83
Current service cost – others**	11.36	15.47
Past service cost	10.62	—
Benefits paid	(69.15)	(63.92)
Actuarial (gain)/loss on Plan Obligations	31.64	65.63
Others	—	—
PVO as at the end of the period	339.61	276.93
CHANGES IN THE FAIR VALUE OF PLAN ASSETS
Fair value of plan assets as at the beginning of the period	70.86	99.56
Expected return on plan assets	6.28	6.35
Contributions	115.00	29.74
Benefits paid	(69.15)	(63.92)
Actuarial (gain)/loss on Plan assets	0.50	(0.87)
Fair value of plan assets as at the end of the period	123.49	70.86
	—	—
AMOUNTS RECOGNISED IN THE BALANCE SHEET AND RELATED ANALYSES	—	—
Present value of the obligation	339.61	276.93
Fair value of plan assets	(123.49)	(70.86)
Amount determined under para 63 of IAS19	216.12	206.07
Net Defined Benefit Liability recognized in the balance sheet	216.12	206.07
Present value of future reduction in contribution under para 65 of IAS19
Net Defined Benefit Asset recognised under para 64 of IAS19
EXPENSES RECOGNISED IN THE STATEMENT OF PROFIT AND LOSS:
Current service cost	63.01	56.83
Current Service cost others**	11.36	15.47
Net Interest on Net Defined Benefit Obligations	8.92	5.87
Net actuarial (gain)/loss recognised during the period	—	—
Past service cost	10.62	—
Expenses recognized in the statement of profit and loss	93.91	78.17

AMOUNT RECOGNIZED FOR THE CURRENT PERIOD IN THE STATEMENT OF OTHER COMPREHENSIVE INCOME [OCI]
Actuarial (gain)/loss on Plan Obligations	31.64	65.64
Difference between Actual Return and Interest Income on Plan Assets – (gain)/loss	(0.50)	0.87
Effect of Balance Sheet asset limit	—	—
Amount recognized in OCI for the current period	31.14	66.51

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

PRINCIPLE ACTUARIAL ASSUMPTIONS [Expressed as weighted averages]	31 03 2018	31 03 2017
Discount Rate	6.94% to 7.0%	6.7%
Rate of increase in compensation levels	7.0%	4.5%
Attrition Rate	27.5% to 33.0%	18.0%
Expected rate of return on Plan Assets	6.94% to 7.0%	6.7%
Sensitivity Analyses – ***	—	—
A. Discount Rate +50 BP	7%	7%
Defined Benefit Obligation [PVO]	307.96	255.81
Current Service Cost	64.43	61.18
B. Discount Rate -50 BP	6%	6%
Defined Benefit Obligation [PVO]	317.77	267.37
Current Service Cost	67.18	64.93
C. Salary Escalation Rate +50 BP	8%	5%
Defined Benefit Obligation [PVO]	318.30	267.53
Current Service Cost	67.32	64.94
D. Salary Escalation Rate -50 BP	7%	4%
Defined Benefit Obligation [PVO]	307.40	255.58
Current Service Cost	64.29	61.13
Expected Benefit Payments in Following Years
Year 1	71.88	42.90
Year 2	72.07	51.15
Year 3	52.20	33.85
Year 4	47.09	33.35
Year 5	38.31	32.00
Next 5 Years	92.00	105.96

Note:
** > Refers to Current Service Costs of stepdown subsidiary companies
*** > Sensitivity Report excludes impact of employees in stepdown subsidiary companies

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

32.6   Disclosure in respect of International Accounting standard (IAS) 17 “Leases”
32.6.1   As lessee
a)   Operating lease
Future minimum lease payments under non-cancellable operating leases
	Rs. In Lakhs
Particulars	For the year ended March 31, 2018	For the year ended March 31, 2017
Not later than 1 year	1,461.53	1,260.01
Later than 1 year and not later than 5 years	4,420.61	5,094.85
Later than 5 years	1,233.76	2,021.05
Payments recognised as an expense
Particulars	For the year ended March 31, 2018	For the year ended March 31, 2017
Minimum lease payments	1,461.53	1,260.01
•
Leasing arrangement:

The Group has obtained Lab/Office premises on operating lease arrangements. The lease terms varies from 11 months to 9 years, renewable at the option of the Group. There are escalation clauses which is ranging from 5% to 10% in line with inflationary trend. There are no restrictions imposed by the lease arrangements.
b)   Finance lease
Future minimum lease payments under non-cancellable Finance leases
	Rs In Lakhs
Particulars	For the year ended March 31, 2018	For the year ended March 31, 2017
Not later than 1 year	23.49	9.74
Later than 1 year and not later than 5 years	46.97	2.35
Later than 5 years	—

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

32.7   Disclosure in respect of International Accounting Standard (IAS)-33 “Earnings Per Share (EPS)”
a)
Basic EPS

The earnings and weighted average number of ordinary shares used in the calculation of basic EPS and Basic EPS is as follows:
Particulars	For the year ended March 31, 2018	For the year ended March 31, 2017
Profit (loss) for the year, attributable to the owners of the Group – Rs. In Lakhs	2,727.07	-484.09
Earnings used in calculation of basic earnings per share (A) – Rs. In Lakhs	2,727.07	(484.09)
Weighted average number of ordinary shares for the purpose of basic earnings per share (B) – in Nos	660,426	660,426
Basic EPS (A/B) – In Rs.	412.93	(73.30)
b)
Diluted EPS

The earnings and weighted average number of ordinary shares used in the calculation of Diluted EPS is as follows:
Particulars	For the year ended March 31, 2018	For the year ended March 31, 2017
Profit (loss) for the year, attributable to the owners of the Group – Rs. In Lakhs	2,727.07	-484.09
Earnings used in calculation of basic earnings per share (A) – Rs. In Lakhs	2,727.07	(484.09)
Weighted average number of ordinary shares for the purpose of basic earnings per share (B) – in Nos	16,119,342	16,119,342
Diluted EPS (A/B) – In Rs.	16.92	(73.30)
Since the diluted EPS is anti-dilutive, the same is restricted to basic EPS.
32.8   Disclosure in respect of International Accounting Standard (IAS)-37 “Provisions, Contingent Liabilities and Contingent Assets”
	(Amount in Lakhs)
Particulars	Opening balance as on 01.04.17	Additions/ Transfers during the year	Utilization during the year	Adjustment during the year	Written- back during the year	Closing balance as on 31.03.18
Asset Restoration Obligation	40.69	4.88				45.57
32.9   The Company during the course of the year (2017 – 18), has been subjected to search and seizure under the provisions of Section 132 of the Income Tax Act, 1961. While no cash/assets seizure were made, the investigation has been revolving around the expenditure incurred by the company, in the normal course of business, on the marketing support side and their extent of allowability.
Considering both the company’s strong internal control system in vogue and its existing track record on the tax front, the management is of the view that no provision is required to be made for the year under reference.

MEDALL HEALTHCARE PRIVATE LIMITED
 Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2018
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

32.10   Approval of financial statements
The financial statements were approved by the board of directors.
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman	/s/ Arjun Ananth Arjun Ananth	/s/ S. Sundar Rajan S. Sundar Rajan
Managing Director and CEO	Nominee Director	Partner
DIN: 00632071	DIN: 01207540	M. No. 211414
/s/ Ravishankar KR Ravishankar KR	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo
EVP – CFO	Company Secretary
Place: Chennai
Date: 01 August 2018

ASA & ASSOCIATES llp CHARTERED ACCOUNTANTS www.asa.in	Unit 709 & 710, 7th Floor ‘BETA Wing’, Raheja Towers New Number 177, Anna Salai Chennai 600 002 INDIA T +91 44 4904 8200
Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Medall Healthcare Private Limited
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of financial position of Medall Healthcare Private Limited and its subsidiaries (“the Company”) as of March 31, 2017, 2016 and April 1, 2015 and the related consolidated statements of total comprehensive income (loss), changes in equity and cash flows for each of the two years in the period ended March 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2017, 2016 and April 1, 2015, and the results of its operations and its cash flows for each of the two years in the period ended March 31, 2017, in conformity with the International Financial Reporting Standards as issued by the International Accounting Standards Board.
Basis for opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. Federal Securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ S. Sundar Rajan
ASA & Associates LLP
We have served as the Company’s auditor since 2010.
Chennai, India
September 28, 2018
AurobindoTower, 81/1 Third Floor Adchini, Aurobindo Marg, New Delhi 110017 INDIA Tel +911141009999
Ahmedabad • Bengaluru • Chennai • Gurgaon • Hyderabad • Kochi • Mumbai • New Delhi

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED STATEMENT OF FINANCIAL POSITION AS AT MARCH 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	Note	As at March 31, 2017	As at March 31, 2016	As at April 01, 2015
A ASSETS
1 Non-current assets
(a) Property, Plant and Equipment	4	26,489.67	28,093.10	24,470.05
(b) Capital work-in-progress		—	589.21	237.30
(c) Goodwill	5	2,807.49	2,807.49	2,807.49
(d) Other Intangible assets	6	1,574.70	1,758.94	1,943.18
(e) Consolidation goodwill		3,877.61	3,907.88	3,945.17
(f) Financial assets
(i) Investments	7(i)	121.43	120.41	100.41
(ii) Loans	8(i)	11.45	9.50	19.04
(iii) Other assets	9(i)	1,551.19	1,482.44	1,032.70
(g) Deferred tax assets (Net)	21(i)	663.75	692.23	618.03
(h) Current tax assets (Net)	10	887.53	45.65	193.48
(i) Other non-current assets	11(i)	169.43	153.17	233.45
		38,154.25	39,660.02	35,600.30
2 Current assets		—	—	—
(a) Inventories	12	677.09	512.65	532.72
(b) Financial Assets		—	—	—
(i) Investments	7(ii)	807.83	1,133.74	1,307.23
(ii) Trade receivables	13	8,555.10	6,494.24	2,704.73
(iii) Cash and cash equivalents	14(i)	898.61	1,605.40	864.18
(iv) Bank balances other than (iii) above	14(ii)	—	—	—
(v) Loans	8(ii)	54.68	70.63	17.66
(vi) Others	9(ii)	76.53	63.03	61.99
(c) Current Tax Assets (Net)		—	—	—
(d) Other current assets	11(ii)	901.93	566.32	647.17
		11,971.77	10,446.01	6,135.68
Total Assets (1+2)		50,126.02	50,106.03	41,735.98

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED STATEMENT OF FINANCIAL POSITION AS AT MARCH 31, 2017 – (Continued)
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	Note	As at March 31, 2017	As at March 31, 2016	As at April 01, 2015
B EQUITY AND LIABILITIES
1 Equity
(a) Equity share capital	15(A)	66.04	66.04	66.04
(b) Instrument entirely Equity in nature	15(B)	25,305.55	14,800.00	14,800.00
(c) Other Equity	16	3,186.53	3,670.61	3,545.66
Non controlling interest		54.45	89.27	204.22
Total Equity		28,612.57	18,625.92	18,615.92
Liabilities
2 Non-current liabilities
(a) Financial liabilities
(i) Borrowings	17(i)	7,840.61	8,436.96	8,449.70
(ii) Other financial liabilities	20(i)	—	8,903.01	7,541.50
(b) Provisions	22(i)	40.69	36.34	—
(c) Deferred tax liabilities (Net)	21(i)	647.90	311.06	54.85
(d) Other Non-Current liabilities	18	346.97	1,067.12	3,243.00
Total Non-Current Liabilities		8,876.17	18,754.49	19,289.05
3 Current liabilities
(a) Financial liabilities
(i) Borrowings	17(ii)	3,252.56	2,556.73	911.06
(ii) Trade payable	19	1,273.69	1,015.22	771.63
(ii) Other financials liabilities	20(ii)	7,393.51	8,442.90	1,819.02
(b) Other current liabilities	21	417.38	566.43	261.55
(c) Provisions	22(ii)	206.07	105.87	28.76
(d) Current tax liabilities (net)	23	94.07	38.47	38.99
Total Current Liabilities		12,637.28	12,725.62	3,831.01
Total Equity and Liabilities (1+2+3)		50,126.02	50,106.03	41,735.98

Note 1 to 32 forms integral part of the consolidated financial statement.
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman Managing Director & CEO DIN: 00632071	/s/ Arjun Ananth Arjun Ananth Nominee Director DIN: 01207540	/s/ S. Sundar Rajan S. Sundar Rajan Partner M No. 211414
/s/ Ravishankar KR Ravishankar KR EVP – CFO	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo Company Secretary
Place: Chennai
Date: 01 August 2018

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED STATEMENT OF TOTAL COMPREHENSIVE INCOME
FOR THE YEAR ENDED MARCH 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	Note	For the year Ended March 31, 2017	For the year Ended March 31, 2016
INCOME
1 Revenue from operations	24	33,234.37	29,279.47
2 Other income	25	118.16	186.35
3 Total Income (1+2)		33,352.53	29,465.82
4 EXPENSES
(a) Cost of materials consumed	26	3,414.59	3,119.49
(b) Other Operating Expenses	27	10,588.42	10,319.57
(c) Employee benefits expense	28	6,153.25	4,567.21
(d) Finance costs	29	3,650.55	2,965.30
(e) Depreciation and amortisation expense	30	3,711.60	3,195.99
(f) Other expenses	31	5,420.45	4,441.53
Total expenses		32,938.86	28,609.09
5 Profit/(Loss) before tax (3-4)		413.67	856.73
6 Tax expense:
(a) Current tax		462.96	507.68
(b) Deferred tax		384.28	233.63
Total tax expenses		847.24	741.31
7 Profit/(Loss) for the year (5-6)		(433.57)	115.42
8 Other comprehensive income
Item that will not be reclassified to profit or loss
(i) Remeasurement of the Defined Benefit Plans		(66.51)	—
(ii) Tax on the above		21.46	—
(iii) Fair value changes in Equity Instruments		—	—
(iv) Tax on the above		—	—
Total other comprehensive income/(loss) ((i)+(ii)+(iii)+(iv))		(45.05)	—
9 Total comprehensive income for the year (7+8)		(478.62)	115.42
10 Non controlling interest		5.47	9.05
Profit after tax for the year		(484.09)	106.37
11 Earning per equity share	32.8
Basic		(73.30)	16.11
Diluted		(73.30)	0.66
Note 1 to 32 forms integral part of the consolidated financial statement.
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman Managing Director & CEO DIN: 00632071	/s/ Arjun Ananth Arjun Ananth Nominee Director DIN: 01207540	/s/ S. Sundar Rajan S. Sundar Rajan Partner M No. 211414
/s/ Ravishankar KR Ravishankar KR EVP – CFO	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo Company Secretary
Place: Chennai
Date: 01 August 2018

MEDALL HEALTHCARE PRIVATE LIMITED

CONSOLIDATED CASH FLOW FOR THE YEAR ENDED MARCH 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	For the year Ended March 31, 2017	For the year Ended March 31, 2016
OPERATING ACTIVITIES
Net Profit before tax	413.67	856.73
Adjustment for
Depreciation and amortisation expenses	3,711.60	3,195.99
Interest Expenses	3,650.55	2,965.30
Misc Income	(118.16)	(186.35)
Operating profit before working Capital changes	7,657.66	6,831.67
(Increase)/Decrease in Receivables	(2,060.86)	(3,789.51)
(Increase)/Decrease in Inventories	(164.44)	20.07
(Increase)/Decrease in Other Assets	(114.04)	144.36
(Increase)/Decrease in Loans & advances	14.00	(43.43)
Increase/(Decrease) in Payables	258.47	243.59
Increase/(Decrease) in Other Liabilities	1,832.60	2,467.90
Cash Generated from Operation	7,423.39	5,874.65
Tax payment	1,133.48	360.38
Net cash from operation post tax	6,289.91	5,514.27
INVESTING ACTIVITIES
Payment for purchase of property, plant and equipment	(3,533.19)	(6,135.16)
Investments	324.89	153.49
Investing Cash Flows	(3,208.30)	(5,981.67)
FINANCING ACTIVITIES
Loan raised during the year	2,636.76	4,350.00
Repayment of loans	(3,588.60)	(2,008.10)
Working captial loan movement net	695.83	1,645.67
Misc Income	118.16	186.35
Interest Payment	(3,650.55)	(2,965.30)
Financing Cash Flows	(3,788.40)	1,208.62
Net Increase/(Decrease) in Cash & Cash Equivalents	(706.79)	741.22
Cash & Cash Equivalents at the beginning of the year	1,605.40	864.18
Cash & Cash Equivalents at the end of the year	898.61	1,605.40

Reconciliation of cash and cash equivalents with the Balance sheet
Cash on hand
Balance with banks
– On current account	838.60	1,549.16
– On deposit account less that 12 months
Cash and bank balance	60.01	56.24
Cash and cash equivalents in cash flow statement	898.61	1,605.40

For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman	/s/ Arjun Ananth Arjun Ananth	/s/ S. Sundar Rajan S. Sundar Rajan
Managing Director & CEO	Nominee Director	Partner
DIN: 00632071	DIN: 01207540	M No. 211414
/s/ Ravishankar KR Ravishankar KR	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo
EVP – CFO	Company Secretary
Place: Chennai
Date: 01 August 2018

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
1.   Corporate Information:
Medall Healthcare Private Limited (hereinafter referred to as “the Company” or “MHPL”) was incorporated on 24th October 1994 as “Precision Diagnostics Private Limited” and the name has been changed as such effective from 1st January 2010.
The Company and its subsidiaries (these entities and the company hereinafter collectively referred to as the “Group” as defined under ‘Composition of the Group” in note 2 below are engaged in end-to-end medical diagnostics, testing and allied services of non-cure nature, viz; scanning, imaging, radiology and laboratory reporting services, the business model of the company is piloted through different modes, which include, inter alia, the following viz., Company’s own centres (Fixed Site Imaging Centers — FSIC), Equipment placed with customers (Hospitals) [EPC], Managing the radiology/labs of third parties, Public Private Partnership with the Government in both the hospitals and independent standalone centres (PPP).
While the Group has its major presence in South India, it continues its expansion plans/activities in the States of Maharashtra and Jharkhand through a well laid out business plan of both organic and inorganic routes
2.   Subsidiary Companies:
The company has two wholly owned subsidiaries-Clumax Diagnostic and Research Centre Private Limited and Medall Scans and Labs Private Limited. Medall Scans and Labs Private Limited (MSLPL) has eleven subsidiaries as under:
S. No	Name of the Subsidiaries of MSLPL	Date of Incorporation	% of Equity Holding
1	Medall Scans and Labs Kumbakonam Pvt Ltd	19 November 2010	100
2	Medall Scans and Labs Mayiladudurai Pvt Ltd	19 November 2010	100
3	Medall Scans and Labs Tiruvannamalai Pvt Ltd	02 February 2011	100
4	Medall Scans and Labs Kallakurichi Pvt Ltd	02 February 2011	100
5	Medall Scans and Labs Marthahalli Pvt Ltd	21 April 2011	76
6	Medall Scans and Labs Chengalpattu Pvt Ltd	14 June 2011	100
7	Medall Scans and Labs Arupukottai Pvt Ltd	14 June 2011	100
8	Medall Scans and Labs Aranthangi Pvt Ltd	14 June 2011	100
9	Medall Scans and Labs Kottayam Pvt Ltd	14 June 2011	100
10	Medall Spark Diagnostics Nashik Pvt Ltd	09 May 2013	76
11	Medall Scans and Labs Ranchi Pvt Ltd	05 June 2015	100
3.   Significant Accounting Policies
3.1. Basis of Preparation of Financial Statements:
3.1.1 Preparation and compliance with International Financial Reporting System (IFRS)
The IFRS Financials are prepared for the accounting period commencing from April 1, 2016 with comparatives for the year ended on March 31, 2017 with transition Balance sheet as at April 1, 2015
3.1.2 Statement of Compliance
The financial statements comprising Statement of Financial Position, Statement of Total Comprehensive Income, Statement of Cash flow, Statement of changes in Equity, together with notes as at and for the year ended March 31, 2017 have been prepared in accordance with International Financial Reporting Standards (IFRS)

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.1.3 Historical Cost convention
The Financial Statements have been prepared under historical cost convention on accrual basis except for certain assets and liabilities as stated in the respective policies, which have been measured at fair value.
3.1.4 Current/Non-Current classification
The assets and liabilities have been classified as current or non-current as per the Company’s normal operating cycle. Based on the nature of products and the time between the acquisition of assets for processing and their realisation in cash and cash equivalents, the Company has ascertained its operating cycle as 12 months for the purpose of current and non-current classification of assets and liabilities. Cash or cash equivalent is treated as current, unless restricted from being exchanged or used to settle a liability for at least twelve months after the reporting period.
Deferred tax assets and liabilities are classified as non-current assets and liabilities
3.1.5 Functional and Presentation currency
Items included in the Financial Statements of the Company are measured and presented using the currency of the primary economic environment in which the Company operates (“Functional Currency”). Indian Rupee is the functional Currency of the Company
3.1.6 Basis of consolidation:
Consolidated financial statements consist of Financial Statement of MHPL (Parent) and its subsidiaries as referred to in 1A above controlled by MHPL.
The financial statements of the company and its subsidiaries are combined on a line-by-line basis by adding together the book values of like items of assets, liabilities, income and expenses, after fully eliminating intra-group balances, intra-group transactions and the resultant unrealized profits or losses
The consolidated financial statements are prepared to the extent possible using uniform accounting policies for like transactions and other events in similar circumstances and are presented in the same manner as the company’s stand-alone financial statements
The difference between the cost to the company of its investment in the subsidiaries and its proportionate share in the equity of the subsidiaries as at the date of acquisition is recognized as Goodwill or Capital Reserve, as the case may be. Goodwill is tested for impairment at the end of each accounting year. For impairment, the carrying value of goodwill is compared with the present value of discounted cash flows of the Group and loss, if any, is adjusted to the carrying value of the goodwill.
The financial statements of the entities used for purpose of consolidation are drawn on the basis of same reporting date as that of the company ie. year ended March 31, 2017.
3.2 Revenue Recognition:
3.2.1 Revenue from rendering of Services:
Revenue from services is measured at the fair value of the consideration received or receivable net of discounts and taxes. Revenue from medical diagnostics, testing and allied services of non-cure nature is recognised upon completion of services.
Revenue from Franchise arrangements and training are recognised as per the terms of the arrangement.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.2.2 Interest Income:
Interest income is recognised using the effective interest rate method. The effective interest rate is the rate that exactly discounts estimated future cash receipts through the expected life of the financial asset to the gross carrying amount of a financial asset.
3.3 Property, Plant and Equipment:
3.3.1 Tangible Assets:
All property plant and equipment are stated at historical cost of acquisition less accumulated depreciation and amortization and impairment, if any. Historical cost includes purchase price, taxes and duties (Net of tax credits), labour cost, estimated cost of dismantling and restoration and all other directly attributable overhead expenditure incurred up to the date the asset is ready for its intended use.
Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Company and the cost of the item can be measured reliably. The carrying amount of any component accounted for as separate asset is derecognized when replaced. All other repairs and maintenance are charged to Profit or Loss during the reporting period in which they are incurred.
3.3.2 Intangible Assets.
Intangible assets acquired separately are measured on initial recognition at cost. Following initial recognition, intangible assets are carried at cost less any accumulated amortisation and accumulated impairment losses, if any.
Identifiable intangible assets are recognized when the company controls the asset; it is probable that future economic benefits expected with the respective assets will flow to the company for more than one economic period; and the cost of the asset can be measured reliably. Amortisation is provided on Straight Line Method (SLM), which reflect the management’s estimate of the useful life of the intangible assets.
Intangible assets with finite lives are amortised over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation expense on intangible assets with finite lives is recognised in the Statement of Total Comprehensive Income unless such expenditure forms part of carrying value of another asset
3.3.3 Depreciation
The depreciable amount of an item of PPE is allocated on a straight line basis over its useful life as prescribed in the manner specified in Schedule II of Companies Act, 2013.
Each part of an item of PPE with a cost that is significant in relation to the total cost of the asset and useful life of that part is different from remaining part of the asset; such significant part is depreciated separately.
3.3.4 Impairment of assets
Assessment is done at each Balance Sheet date as to whether there is any indication that an asset (tangible and intangible) may be impaired. If any such indication exists, an estimate of the recoverable amount of the asset/cash generating unit is made. For the purpose of assessing impairment, the smallest identifiable group of assets that generates cash inflows from continuing use that are largely independent of the cash inflows from other assets or groups of assets, is considered as a cash generating unit. Assets whose carrying value exceeds their recoverable amount are written down to the recoverable amount. Recoverable amount is higher of cash generating unit’s net selling price and its value in use. Value in use is the present

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

value of estimated future cash flows expected to arise from the continuing use of an asset and from its disposal at the end of its useful life. Assessment is also done at each Balance Sheet date as to whether there is any indication that an impairment loss recognised for an asset in prior accounting periods may no longer exist or may have decreased.
3.4 Borrowing Costs
The Company capitalises borrowing costs that are directly attributable to the acquisition, construction or production of qualifying asset as a part of the cost of the asset. A qualifying asset is an asset that necessarily takes a substantial period of time to get ready for its intended use or sale. The Company recognises other borrowing costs as an expense in the period in which it incurs them.
To the extent the Company borrows generally and uses them for the purpose of obtaining a qualifying asset, amount of borrowing cost eligible for capitalization is computed by applying a capitalization rate to the expenditure incurred. The capitalization rate is determined based on the weighted average of borrowing costs, other than borrowings made specifically towards purchase of a qualifying asset.
3.5 Foreign Currency Transactions:
Transactions in currencies other than the functional currency are recognized at the rates of exchange prevailing at the dates of the transactions.
At the end of each reporting period, monetary items denominated in foreign currencies are translated at the rates prevailing at the reporting date.
Foreign currency monetary items (except overdue recoverable where realisability is uncertain) are converted using the closing rate as defined in the IAS-21. Non-monetary items are reported using the exchange rate at the date of the transaction. The exchange difference gain/loss is recognized in the Statement of Total Comprehensive Income.
3.6 Inventories
The inventories representing Reagents, chemicals, films and consumables are valued at lower of cost and the net realisable value after providing for obsolescence and other losses, where considered necessary. Cost includes the cost of purchase including duties and taxes (net of tax credit) and other expenditure directly attributable to purchase. Cost is determined on FIFO basis.
Net realizable value represents the estimated selling price in the ordinary course of business, less estimated costs necessary to make the sale
3.7 Employee benefits:
3.7.1 Defined Benefit Plan:
Provision for gratuity (terminal benefit) is made on the basis of actuarial valuation using the projected unit credit method. Re-measurement, comprising actuarial gains and losses, the effect of the changes to the asset ceiling and the return on plan assets excluding interest (if applicable), is reflected immediately in the statement of financial position with a charge or credit recognized in other comprehensive income in the period in which they occur. Re-measurement recognized in other comprehensive income is reflected immediately in retained earnings and will not be reclassified to Statement of Profit or Loss.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.7.2 Defined Contribution Plan:
Contribution to Provident Fund is recorded as expenses on accrual basis.
3.7.3 Short term benefit obligations:
Short term employee benefits obligations are measured on an undiscounted basis and are expensed as the related services provided. A liability is recognized for the amount expected to be paid under short-term employee benefits if the company has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee and the obligation can be estimated reliably.
3.8 Taxation
Income tax expense represents the sum of the current tax and deferred tax.
Current tax
The current tax is based on taxable profit for the year. Taxable profit differs from ‘profit before tax’ as reported in the statement of profit or loss and other comprehensive income because of items of income or expense that are taxable or deductible in other years and items that are never taxable or deductible. The Company’s current tax is calculated using tax rates that have been enacted or substantively enacted by the end of the reporting period.
Deferred tax
Deferred tax is provided using the balance sheet approach on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.
The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profits will be available to allow all or part of the asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax assets to be recovered.
Deferred tax liabilities and assets are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset realised, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period.
Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current income tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.
The break-up of the major components of the deferred tax assets and liabilities as at balance sheet date has been arrived at after setting off deferred tax assets and liabilities where the Company has a legally enforceable right to set-off assets against liabilities and where such assets and liabilities relate to taxes on income levied by the same governing taxation laws.
Current and deferred tax for the year
Current and deferred tax are recognized in profit or loss, except when they relate to items that are recognized in other comprehensive income or directly in equity, in which case, the current and deferred tax are also recognized in other comprehensive income or directly in equity respectively.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Minimum Alternate Tax (MAT) is accounted as current tax when the Company is subjected to such provisions of the Income Tax Act. However, credit of such MAT paid is available when the Company is subjected to tax as per normal provisions in the future. Credit on account of MAT is recognized as an asset based on its recoverability in the future.
3.9 Provisions, Contingent Liabilities and Contingent Assets:
3.9.1 Provisions:
Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.
Provisions are reviewed at the end of each reporting period and adjusted to reflect the current best estimate. A provision is reversed when it is no longer probable that an outflow of resources embodying economic benefits will be required to settle the obligation.
If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, when appropriate, the risks specific to the liability. When discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.
3.9.2 Contingent Liabilities and Contingent Assets:
i. Contingent Liabilities
Contingent liabilities are not recognized but disclosed in Notes to the Accounts when the company has possible obligation due to past events and existence of the obligation depends upon occurrence or non-occurrence of future events not wholly within the control of the company.
Contingent liabilities are assessed continuously to determine whether outflow of economic resources have become probable. If the outflow becomes probable then relative provision is recognized in the financial statements.
Where an entity is jointly and severally liable for an obligation, the part of the obligation that is expected to be met by other parties is also treated as a contingent liability. The entity recognises a provision for the part of the obligation for which an outflow of resources embodying economic benefits is probable, except in the extremely rare circumstances where no reliable estimate can be made.
ii. Contingent Assets:
Contingent Assets are not recognised in the financial statements nor disclosed in Notes.
3.10 Leases:
Leases in which a significant portion of the risks and rewards of ownership are not transferred to the Company as lessee are classified as operating lease. Payments made under operating leases are charged to profit or loss in the year in which the rent is actually incurred as the payments made to the lessor are structured to increase in line with expected general inflation to compensate for the lessor’s expected inflationary cost increase.
Finance leases are capitalised at the commencement of the lease at the inception date fair value of the leased asset or, if lower, at the present value of the minimum lease payments. Lease payments are apportioned between finance charges and reduction of the lease liability so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are recognised in finance costs in the statement of profit and loss, unless they are directly attributable to qualifying assets, in which case they are capitalized in accordance with the Group’s general policy on the borrowing costs.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

A leased asset is depreciated over the useful life of the asset. However, if there is no reasonable certainty that the Group will obtain ownership by the end of the lease term, the asset is depreciated over the shorter of the estimated useful life of the asset and the lease term.
3.11 Financial instruments:
3.11.1 Classification:
The Group classifies the Financial Instruments viz., Financial Assets and Financial Liabilities in following measurement categories:
a.
Those subsequently measured through other comprehensive Income (FVTOCI);

b.
Those subsequently measured at amortized cost; and

c.
Those subsequently measured through Profit or Loss (FVTPL)

3.11.2 Initial recognition of Non-derivative financial instruments
Non-derivative financial instruments consist of:
i.
Financial assets, which include cash and cash equivalents, trade receivables, employee advances and other advances and security deposits, investments in equity securities and other eligible current and non-current assets;

ii.
Financial liabilities, which include long and short-term loans and borrowings, trade payables, security deposits and other eligible current and non-current liabilities.

iii.
Financial assets and financial liabilities are recognized when a Group becomes party to the contractual provisions of the instruments. Non derivative financial instruments are recognized initially at fair value including any directly attributable transaction costs except financial instruments measured at fair value through profit or loss which is initially measured at fair value. Financial assets are derecognized when substantial risks and rewards of ownership of the financial asset have been transferred. In cases where substantial risks and rewards of ownership of the financial assets are neither transferred nor retained, financial assets are derecognized only when the Company has not retained control over the financial asset.

3.11.3 Subsequent measurement of non-derivative financial instruments:
a)
Cash and cash equivalents

For the purposes of the cash flow statement, cash and cash equivalents include cash in hand, at banks and demand deposits with banks, net of outstanding bank overdrafts that are repayable on demand and are considered part of the Company’s cash management system. In the statement of financial position, bank overdrafts are presented under borrowings within current liabilities at amortized cost.
b)
Loans and receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. They are presented as current assets, except for those maturing later than 12 months after the reporting date which are presented as non-current assets.
Loans and receivables are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at amortized cost using the effective interest method, less any impairment losses. Loans and receivables comprise trade receivables, unbilled revenues, staff advances, security deposits paid and other assets.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

The company estimates the un-collectability of accounts receivable by analysing historical payment patterns, customer concentrations, customer credit-worthiness and current economic trends. If the financial condition of a customer deteriorates, additional allowances may be required.
c)
Borrowings, Trade and other payables:

Borrowings, trade and other payables are initially recognized at fair value, and subsequently carried at amortized cost using the effective interest method. For these financial instruments, the carrying amounts approximate fair value due to the short term maturity of these instruments.
d)
Security Deposits

Security Deposits are initially recognized at fair value plus directly attributable transaction costs and subsequently measured at amortized cost using the effective interest method, less any impairment losses.
3.11.4 Subsequent measurement of derivative financial instruments:
Investments in securities other than those designated as Fair Value through other comprehensive Income are measured at fair value through Profit and Loss.
3.12 Use of estimates and judgment
In application of the Group’s accounting policies, the Directors’ of the group, its subsidiaries are required to make judgements, estimates and assumption that affect the reported amounts of revenues, expenses, carrying amounts of assets and liabilities. The estimates and assumptions are based on historical experience and other factors that are considered relevant. Actual result may differ from these estimates and could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.
3.13 Earnings per share:
Basic earnings per equity is computed by dividing the profit/(loss) after tax attributable to the equity holders of the company by the weighted average number of equity shares outstanding during the period.
Diluted earnings per equity share is computed by dividing the profit/(loss) attributable to ordinary equity holders as adjusted for dividend, interest and other charges to expense or income relating to the dilutive potential equity shares, by the weighted average number of equity shares considered for deriving basic earnings per equity share and also the weighted average number of equity shares that could have been issued upon conversion of all dilutive potential equity shares.
Potential equity shares are deemed to be dilutive only if their conversion to equity shares would decrease the net profit per share from continuing ordinary operations. Potential dilutive equity shares are deemed to be converted as at the beginning of the period, unless they have been issued at a later date. The dilutive potential shares are adjusted for the proceeds receivable had the shares been issued at fair value (ie average market value of the outstanding share). Dilutive potential equity shares are determined independently for each period presented. The number of equity shares and potential dilutive equity shares are adjusted for potential equity shares as appropriate.
3.14 Impairment of financial assets
Financial assets, other than those at Fair Value through Profit and Loss (FVTPL), are assessed for indicators of impairment at the end of each reporting period. Financial assets are considered to be impaired when there is objective evidence that, as a result of one or more events that occurred after the initial recognition of the financial asset, the estimated future cash flows of the financial asset have been affected.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

For all other financial assets, objective evidence of impairment could include:
•
Significant financial difficulty of the issuer or counterparty;

•
Breach of contract, such as a default or delinquency in interest or principal payments;

•
It becoming probable that the borrower will enter bankruptcy or financial re-organisation; or the disappearance of an active market for that financial asset because of financial difficulties.

For certain categories of financial assets, such as loans and advances, assets are assessed for impairment on individual basis. In case of trade receivables, impairment for a portfolio of receivables include company’s past experience of collecting payments, as well as observable changes in national or local economic conditions that correlate with default on receivables.
For financial assets that are carried at cost, the amount of impairment loss is measured as the difference between the asset’s carrying amount and the present value of the estimated future cash flows discounted at the current market rate of return for a similar financial asset.
The carrying amount of the financial asset is reduced by the impairment loss directly for all financial assets with the exception of trade receivables; such impairment loss is reduced through the use of an allowance account for respective financial asset. When a trade receivable is considered uncollectible, it is written off against the allowance account. Subsequent recoveries of amounts previously written off are credited against the allowance account. Changes in the carrying amount of the allowance account are recognized in profit or loss.
For financial assets measured at amortised cost, if, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the previously recognized impairment loss is reversed through profit or loss to the extent that the carrying amount of the investment at the date the impairment is reversed does not exceed what the amortised cost would have been had the impairment not been recognized.
3.15 De-recognition of financial assets
The Group de-recognises a financial asset when the contractual rights to the cash flows from the asset expire, or when it transfers the financial asset and substantially all the risks and rewards of ownership of the asset to another party.
If the Group neither transfers nor retains substantially all the risks and rewards of ownership and continues to control the transferred asset, the Group recognises its retained interest in the asset and an associated liability for amounts it may have to pay.
If the Group retains substantially all the risks and rewards of ownership of a transferred financial asset, the Group continues to recognise the financial asset.
On de-recognition of a financial asset in its entirety, the difference between the asset’s carrying amount and the sum of the consideration received and receivable and the cumulative gain or loss that had been recognized in other comprehensive income and accumulated in equity is recognized in profit or loss.
3.16 Classification of Debt or Equity:
Financial instruments issued by a Group are classified as either financial liabilities or as equity in accordance with the substance of the contractual arrangements and the definitions of a financial liability and an equity instrument. Instruments classified as financial liabilities are subsequently measured at fair value through profit and Loss.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

3.17 Segment Information
The company’s operations fall under a single segment viz., Diagnostics/Testing and allied Services. Accordingly, there are no reportable segments under IFRS Accounting Standard — 108.
3.18 Prior Period
Errors of material amount relating to prior period(s) are disclosed by a note with nature of prior period errors, amount of correction of each such prior period presented retrospectively, to the extent practicable along with change in basic and diluted earnings per share. However where retrospective restatement is not practicable for a particular period then the circumstances that lead to the existence of that condition and the description of how and from where the error is corrected are disclosed in Notes on Accounts.
3.19 Critical Estimates and Judgements:
The preparation of financial statements in conformity with the generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities as of the balance sheet date and reported revenue and expenses for the year and disclosure of contingent liabilities as of the date of balance sheet. The estimates and assumptions used in the accompanying financial statements are based upon the management’s evaluation of the relevant circumstances as of the date of financial statements. Actual amounts could differ from these estimates.
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman	/s/ Arjun Ananth Arjun Ananth	/s/ S. Sundar Rajan S. Sundar Rajan
Managing Director and CEO	Nominee Director	Partner
DIN: 00632071	DIN: 01207540	M. No. 211414
/s/ Ravishankar KR Ravishankar KR	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo
EVP – CFO	Company Secretary
Place: Chennai
Date: 01 August 2018

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

4(a) Property, Plant and Equipments
Descriptions	Land	Buildings	Plant and Equipment	Furniture & Fixtures	Vehicles	Electrical Fittings	Computers	Total
Cost
As at April 01, 2015	645.93	307.78	19,362.42	2,586.77	231.66	1,000.72	334.77	24,470.05
Additions during the year	—	—	3,201.36	2,643.33	1.82	461.50	335.77	6,643.78
Deletions during the year	—	—	4.81	7.50	—	—	—	12.31
As at March 31, 2016	645.93	307.78	22,558.97	5,222.60	233.48	1,462.22	670.54	31,101.52
Additions during the year	—	—	1,306.00	412.27	3.40	63.49	209.70	1,994.86
Deletions during the year	—	—	13.18	58.59	31.10	2.70	—	105.57
As at March 31, 2017	645.93	307.78	23,851.79	5,576.28	205.78	1,523.01	880.24	32,990.81
Depreciations
As at April 01, 2015
Charge for the year	0	24.11	2155.15	435.82	47.73	177.98	170.95	3,011.74
Deletions during the year	0	0	1.73	1.59	0	0	0	3.32
As at April 01, 2016	—	24.11	2,153.42	434.23	47.73	177.98	170.95	3,008.42
Charge for the year	—	24.11	2,392.58	635.31	41.96	201.18	232.22	3,527.36
Deletions during the year	—	—	2.99	1.20	30.25	0.16	0.04	34.64
As at March 31, 2017	—	48.22	4,543.01	1,068.34	59.44	379.00	403.13	6,501.14
Net Book Value:
As at March 31, 2017	645.93	259.56	19,308.78	4,507.94	146.34	1,144.01	477.11	26,489.67
As at March 31, 2016	645.93	283.67	20,405.55	4,788.37	185.75	1,284.24	499.59	28,093.10
As at March 31, 2015	645.93	307.78	19,362.42	2,586.77	231.66	1,000.72	334.77	24,470.05
4.1 Assets acquired out of borrowing are offerred as primary security against the respective loan.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

5.   Goodwill
Descriptions	Goodwill
Cost	2,807.49
Additions during the year	—
Impairment	—
Deletions during the year	—
As at March 31, 2016	2,807.49
Additions during the year	—
Deletions during the year	—
As at March 31, 2017	2,807.49
Depreciations
As at April 01, 2015	—
Charge for the year	—
Deletions during the year	—
As at April 01, 2016	—
Charge for the year	—
Deletions during the year	—
As at March 31, 2017	—
Net Book Value:
As at March 31, 2017	2,807.49
As at March 31, 2016	2,807.49
As at March 31, 2015	2,807.49
6.   Other Intangibles
Descriptions	Intellectual Property Right
Cost	1,943.18
Additions during the year	—
Deletions during the year	—
As at March 31, 2016	1,943.18
Additions during the year	—
Deletions during the year	—
As at March 31, 2017	1,943.18
Depreciations
As at April 01, 2015	—
Charge for the year	184.24
Deletions during the year	—
As at March 31, 2016	184.24
Charge for the year	184.24
Deletions during the year	—
As at March 31, 2017	368.48
Net Book Value:
As at March 31, 2017	1,574.70
As at March 31, 2016	1,758.94
As at March 31, 2015	1,943.18

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2017	As at March 31, 2016	As at April 01, 2015
Note 7 Investments
(i) Non-Current
Investment in mutual funds	121.02	120.00	100.00
Quoted
Indusind Bank Ltd	0.41	0.41	0.41
900 Equity shares of Rs. 10/- each	—	—	—
Total	121.43	120.41	100.41
(ii) Current
Investment in mutual funds	807.83	1,133.74	1,307.23
Total	807.83	1,133.74	1,307.23
Note 8 Loans
(i) Non-Current
Unsecured considered goods
To Employees	11.45	9.50	19.04
Total	11.45	9.50	19.04
(ii) Current
Unsecured considered goods
To Employees	54.68	70.63	17.66
Total	54.68	70.63	17.66
Note 9 Others financial assets
(i) Non-Current
Security deposits	1,223.88	1,158.65	796.79
Bank deposits more than 12 months	327.31	323.79	235.91
Total	1,551.19	1,482.44	1,032.70
(ii) Current
Accrured Interest	76.53	63.03	61.99
Total	76.53	63.03	61.99
Note 10 Current tax assets (net)
Non-current
Income Tax (net off provision)	887.53	45.65	193.48
Total	887.53	45.65	193.48
Note 11(i) Other Non-current assets
Capital advances	56.57	15.13	—
Prepaid expenses	112.86	138.04	233.45
Total	169.43	153.17	233.45
Note 11(ii) Other Current Assets
Prepaid expenses	137.38	257.61	204.26
Operational advances	764.55	113.00	421.37
Gratuity	—	9.75	21.54
Service tax Input credit	—	185.96	—
Total	901.93	566.32	647.17

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2017	As at March 31, 2016	As at April 01, 2015
Note 12 Inventories
Films and Chemicals	164.41	101.41	94.35
Medicines	468.30	365.35	381.54
Printing and stationery	44.38	45.89	56.83
Total	677.09	512.65	532.72
Note 13 Trade receivables
Unsecured, considered good	8,853.96	6,637.42	2,722.19
Less: Allowances for bad and doubtful debts	(298.86)	(143.18)	(17.46)
Total	8,555.10	6,494.24	2,704.73
Note 14(i) Cash and cash equivalents
Balance with banks	838.60	1,549.16	782.59
Cash on hand	60.01	56.24	81.59
Total	898.61	1,605.40	864.18
(ii) Bank balances other than 14(i) above
Margin money deposit	—	—	—
Total	—	—	—

Note 15(A)   Equity Share Capital

(a) Authorised Share Capital
Equity shares of Rs. 10/- each with voting rights
	As at March 31, 2017		As at March 31, 2016		As at April 1, 2015
	Number of shares	Rs.	Number of shares	Rs.	Number of shares	Rs.
Normal	975,985	97.60	975,985	97.60	975,985	97.60
A Series	7,000	0.70	7,000	0.70	7,000	0.70
B Series	10,000	1.00	10,000	1.00	10,000	1.00
C Series	7,000	0.70	7,000	0.70	7,000	0.70
Total	999,985	100.00	999,985	100.00	999,985	100.00
(b) Issued, Subscribed and paid up
Equity shares of Rs. 10/- each with voting rights
Normal
Face value of Rs. 10/- each fully paid up	647,922	64.79	647,922	64.79	647,922	64.79
	647,922	64.79	647,922	64.79	647,922	64.79
Promoter A/B/C Series
A Series – Fully Paid up at Rs 10/- each	3,251	0.32	3,251	0.32	3,251	0.32
B Series – Fully Paid up at Rs 10/- each	6,252	0.63	6,252	0.63	6,252	0.63
C Series – Fully Paid up at Rs 10/- each	3,001	0.30	3,001	0.30	3,001	0.30
	12,504	1.25	12,504	1.25	12,504	1.25
Total	660,426	66.04	660,426	66.04	660,426	66.04

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Note 15(B)   Instruments entirely Equity in nature

(a) Authorised Share Capital
Compulsory Convertible Preference Shares of 0.01% of Rs. 10/- each (Class A to E)
	Number of shares	Rs.	Number of shares	Rs.	Number of shares	Rs.
Class A	88,525,035	8,852.50	88,525,035	8,852.50	88,525,035	8,852.50
Class B	900,000	90.00	900,000	90.00	900,000	90.00
Class C	1,074,985	107.50	1,074,985	107.50	1,074,985	107.50
Class D	25,000,000	2,500.00	25,000,000	2,500.00	25,000,000	2,500.00
Class E	32,500,000	3,250.00	32,500,000	3,250.00	32,500,000	3,250.00
0.0001% of Rs. 100/- each (Class F)
Class F	6,200,000	6,200.00	6,200,000	6,200.00	6,200,000	6,200.00
Total	154,200,020	21,000.00	154,200,020	21,000.00	154,200,020	21,000.00

(b) Issued, Subscribed and paid up
# Compulsory Convertible Preference Shares (CCPS) of 0.01% of Rs. 10/- each, fully paid up (Class A to E)
	Number of shares	Rs.	Number of shares	Rs.	Number of shares	Rs.
Class A	88,525,031	8,852.50	88,525,031	8,852.50	88,525,031	8,852.50
Class B	900,000	90.00	900,000	90.00	900,000	90.00
Class C	1,074,985	107.50	1,074,985	107.50	1,074,985	107.50
Class D	25,000,000	2,500.00	25,000,000	2,500.00	25,000,000	2,500.00
Class E	32,500,000	3,250.00	32,500,000	3,250.00	32,500,000	3,250.00
0.0001% of Rs. 100/- each fully paid up (Class F)
Class F @ Rs. 100/- each	6,066,029	10,505.55	—	—	—	—
Total	154,066,045	25,305.55	148,000,016	14,800.00	148,000,016	14,800.00

#
These CCPS shall be converted into fixed number of equity shares

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Note 16   Other Equity
Particulars	Share Application Money pending allotment	Equity component of Compound Financial Instruments	Reserves and Surplus				Debt Instrument through Other Comprehenive Income	Equity Instrument through Other Comprehenive Income	Effective Portion of Cash Flow Hedge	Revaluation Surplus	Exchange Differences on Translating the Financial Statements of a Foreign Operations	Other items of Other Comprehensive Income	Money received against Share Warrants	Total
			Capital Reserve	Security Premium Reserve	Other Reserves	Retained Earnings
Balance as at March 31, 2016	—	—	—	4,618.13	12.68	(960.20)	—	—	—	—	—	—	—	3,670.61
Adjustments:
Changes in Accounting Policies & prior period errors														—
Consoladation adjustment														—
Restated balance at the beginning of the year														—
Total Comprehensive Income for the year						(439.03)						(45.05)		(484.08)
Reversal of Deferred Tax Asset – Ind AS 12														—
Changes in Fair value of Investments														—
Deferred Tax liability on fair valuation of Equity Instruments														—
Revaluation of Land – Ind AS 16														—
Redeemable Non-Convertible Preference Shares														—
Deferred Tax liability on revaluation of Land														—
Expected Credit Loss on Trade Receivables														—
Remeasurement of Defined Benefit Obligation						—								—
Write Back of Liabilities														—
Provision for Income Tax														—
Total Adjustments	—	—	—	—	—	(439.03)	—	—	—	—	—	(45.05)	—	(484.08)
Balance as at Mar 31, 2017	—	—	—	4,618.13	12.68	-1,399.23	—	—	—	—	—	(45.05)	—	3,186.53

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	Share Application Money pending allotment	Equity Component of Compound Financial Instruments	Reserves and Surplus				Debt Instrument through Other Comprehenive Income	Equity Instrument through Other Comprehenive Income	Effective portion of cash Flow Hedge	Revaluation Surplus	Exchange Differences on Translating the Financial Statements of a Foreign Operations	Other items of Other Comprehensive Income	Money received against Share Warrants	Total
			Capital Reserve	Security Premium Reserve	Other Reserves	Retained Earnings
Balance as at March 31, 2015	—	—	—	4,852.82	12.68	(1,319.84)	—	—	—	—	—	—	—	3,545.66
Adjustments:
Changes in Accounting Policies & prior period errors														—
Consoladation adjustment				(234.69)		253.27								18.58
Restated balance at the beginning of the year														—
Total Comprehensive Income for the year						106.37						—		106.37
Reversal of Deferred Tax Asset – Ind AS 12														—
Changes in Fair value of Investments														—
Deferred Tax liability on fair valuation of Equity Instruments														—
Revaluation of Land – Ind AS 16														—
Redeemable Non-Convertible Preference Shares														—
Deferred Tax liability on revaluation of Land														—
Expected Credit Loss on Trade Receivables														—
Remeasurement of Defined Benefit Obligation						—								—
Write Back of Liabilities														—
Provision for Income Tax														—
Total Adjustments	—	—	—	(234.69)	—	359.64	—	—	—	—	—	—	—	124.95
Balance as at Mar 31, 2016	—	—	—	4,618.13	12.68	-960.20	—	—	—	—	—	—	—	3,670.61

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)
Particulars	As at March 31, 2017	As at March 31, 2016	As at April 01, 2015
Note 17 Borrowing
(i) Non-current
Secured
Term loans
– From Banks	7,837.80	7,784.42	5,486.92
– From Non Banking Financials Corporations	2.81	652.54	2,962.78
Total	7,840.61	8,436.96	8,449.70
(ii) Current
Secured
Loans repayable on demand
– From Banks	3,005.98	2,556.73	911.06
Unsecured
Bank’s	246.58	—	—
Total	3,252.56	2,556.73	911.06

Details of Securities
(i)
Specific movable assets created out of the term loans.

(ii)
Land & Building, and other available free assets as collateral wherever applicable.

(iii)
Cash collateral lien marked wherever applicable.

(iv)
Charge on credit card receivables.

Particulars	As at March 31, 2017	As at March 31, 2016	As at April 01, 2015
Note 18 Other Non-current Liabilities
Payable for business acquisition	314.51	523.51	1,875.71
Payments for Equipment supply	32.46	543.61	1,367.29
Total	346.97	1,067.12	3,243.00
Note 19 Trade payables
– Due to Micro and Small Enterprises	—	—	—
– Others	1,273.69	1,015.22	771.63
Total	1,273.69	1,015.22	771.63

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2017	As at March 31, 2016	As at April 01, 2015
Note 20 Other financial liabilities
(i) Non-current
CCPS through FVTPL		8,903.01	7,541.50
Total		8,903.01	7,541.50
(ii) Current
Current maturities of long term debt
Secured
Term loans
– From banks	3,080.59	2,451.17	—
– From NBFCs	9.74	317.92	—
Creditors for Capital expenditure	150.53	1,671.77	141.81
Sundry creditors for others	3,510.04	2,377.13	1,307.65
Employee benefits Payable	260.80	204.53	127.18
To Employees	0.16	0.20	(1.10)
Due to Related parties	(0.00)	—	—
Deferred payment liabilities	243.65	409.23	—
Redeemable Non-convertible Preference Shares	0.00	374.45	243.48
Payable for business acquisition	138.00	636.50	—
Total	7,393.51	8,442.90	1,819.02
Note 21 Other current liabilities
Statutory dues payable	275.74	521.95	261.55
Unearned revenue	141.64	44.48	—
Total	417.38	566.43	261.55
Note 21(i) Deferred Tax Asset
Deferred Tax Asset on account of
Carried forward of losses	864.58	991.92	838.36
Employee Benefits Expenses	3.74	2.05	0.46
Site restoration cost	1.89	2.24	—
Gratuity thru OCI	3.43	—	—
HMP Card	1.76	1.54	—
MMA Income	(1.25)	(2.31)	—
Provision for Impairment of TR (ECL)	29.25	0.57	—
MAT credit entitlement	74.01	73.97	58.60
Total for DTA	977.41	1,069.98	897.42

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Particulars	As at March 31, 2017	As at March 31, 2016	As at April 01, 2015
Deferred Tax Liability
Deferred Tax Liability on account of
Fixed Assets	(313.66)	(377.75)	(279.39)
Total for DTL	(313.66)	(377.75)	(279.39)
Net Deferred Tax Asset	663.75	692.23	618.03
Note 21(i) Deferred Tax Asset Liability
Deferred Tax Asset on account of
Carried forward of losses	1,151.83	1,521.06	2,150.41
Employee Benefits Expenses	67.98	57.43	—
Site restoration cost	11.67	8.98	—
Gratuity thru OCI	18.03	—	—
HMP Card	25.69	12.22	—
MMA Income	18.44	—	—
Provision for Impairment of TR (ECL)	70.30	43.67	—
Non convertible Preference shares	57.84	38.46	18.74
MAT credit entitlement	1,121.12	827.98	370.40
Total for DTA	2,542.90	2,509.80	2,539.55
Deferred Tax Liability
Deferred Tax Liability on account of
Fixed Assets	(3,190.80)	(2,820.86)	(2,594.40)
HMP Card	—	—	—
MMA Income	—	—	—
Employee Benefits Expenses	—	—	—
Total for DTL	(3,190.80)	(2,820.86)	(2,594.40)
Net Deferred Tax Liabilities	(647.90)	(311.06)	(54.85)
Note 22 Provisions
(i) Non-current
Provision towards site restoration cost	40.69	36.34	—
Total	40.69	36.34	—
(ii) Current
Employee benefit
Gratuity provision	206.07	105.87	28.76
Total	206.07	105.87	28.76
Note 23 Current tax liabilites (Net)
Income Tax (net off provision)	94.07	38.47	38.99
	94.07	38.47	38.99

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

	For the year Ended March 31, 2017	For the year Ended March 31, 2016
Note 24 Revenue from operations
Diagnostic testing/Allied services	41,523.29	30,085.33
Franchise fee	847.51	2,175.95
	42,370.80	32,216.80
Less: Service tax	(110.14)	(270.34)
Less: Share of revenue/Discount	(9,026.29)	(2,666.99)
Total	33,234.37	29,279.47
Note 25 Other Income
Dividend income	33.43	45.25
Interest income	77.11	134.36
Other income	7.62	3.72
Total	118.16	186.35
Note 26 Cost of materials consumed
Films and Chemicals	1,028.14	731.64
Medicines	1,952.12	1,986.47
Printing & Stationery	434.33	401.38
Total	3,414.59	3,119.49
Note 27 Operating expenses
Reporting and direct expenses	7,911.06	7,888.11
Power and fuel	1,081.65	1,088.24
Rent	1,410.38	1,179.12
Ambulance charges	185.33	164.10
Total	10,588.42	10,319.57
Note 28 Employee benefit expenses
Salaries, wages, allowances and bonus	5,391.37	3,918.77
Contributions to provident and other funds	380.87	278.36
Gratuity expenses	78.17	108.42
Staff welfare expenses	302.84	285.77
Total	6,153.25	4,591.32
Note 29 Finance costs
Interest	3,544.66	2,898.94
Bank charges	105.89	66.36
Total	3,650.55	2,965.30
Note 30 Depreciation and amortisation expense
Depreciation of Property, plant and Equipment	3,527.36	3,011.75
Amortisation of intangible assets	184.24	184.24
Total	3,711.60	3,195.99

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

	For the year Ended March 31, 2017	For the year Ended March 31, 2016
Note 31 Other expenses
Travelling and conveyance	1,024.75	863.98
Annual maintenance charges	1,398.73	1,375.33
Repairs & maintenance		—
Repairs and Maintenance – Plant and Machinery	59.28	53.37
Repairs and Maintenance – Building	34.20	15.08
Repairs and Maintenance – Others	367.22	323.95
Communication expenses	649.47	423.11
Legal and professional	559.99	196.68
Insurance charges	64.80	62.58
Advertisement & business promotion	153.14	133.13
Office upkeep & maintenance charges	708.22	511.89
Rates and taxes	80.08	97.20
Bad debts	—	—
Allowances for bad and doubtful debts (exp)	155.68	1,690.56
Loss on sale of assets/investments	1.43	2.25
Miscellaneous expenses	163.46	107.24
Total	5,420.45	4,441.53

Note 32:    Disclosure Notes
32.1 First Financial statements under IFRS:
These financial statements, for the year ended 31st March, 2017, are the first the Group has prepared in accordance with IFRS. For years up to and including the year ended 31 March, 2017, the Group prepared its financial statements in accordance with IGAAP and as per the accounting standards notified under the Companies (Accounting Standards) Rules, 2006 (as amended).
Accordingly, the Group has prepared IFRS compliant financial statements for the year ended on 31st March, 2017. In preparing these financial statements, the Group has prepared opening IFRS Statement of Financial Position as at 1st April, 2015, the Group’s date of transition to IFRS in accordance with requirement of IFRS 1, First time adoption of International Financial Reporting Standards. The principal adjustments made by the Group in restating its IGAAP financial statements, including the Statement of Financial Position as at 1st April, 2015 and the financial statements as at and for the year ended 31 March 2016 are quantified and explained in detail as Appendix A & B to this Note. However, the basic approach adopted is again summarized hereunder:
All assets and liabilities have been classified into financial assets/liabilities and non-financial assets/liabilities.
i)
All non-current financial assets/liabilities at below market rate of interest or zero interest and outstanding as on 1st April, 2015 have been measured at fair value.

a)
Loans to employee being at below market interest rate have been fair valued. Loans to employees are fair valued at 11.5% (level 3 input).

b)
Security deposit of the non-current nature being interest free financial asset have been fair valued at the interest rate of 11.5% (level 3 input).

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

ii)
In accordance with IFRS 1, the resulting adjustments are considered as arising from events and transactions entered before date of transition and recognized directly in the retained earnings at the date of transition to IFRS.

iii)
The estimates as at 1 April 2015 and at 31 March 2016 are consistent with those made for the same dates in accordance with IGAAP (after adjustments to reflect any differences in accounting policies).

iv)
IFRS 1 also allows to first time adopter certain exemptions from the retrospective application of certain requirements under IFRS. Accordingly, the Group has availed the following exemptions/mandatory exceptions as per IFRS 1:

a)
Decommissioning Liabilities included in the cost of PPE:

Appendix A to IAS 16 on Changes in Existing, Decommissioning, restoration or similar liability to be added to or deducted from the cost of the asset to which it relates. The adjusted depreciable amount of the asset is then depreciated prospectively over its remaining useful life. A First time adopter need not comply with these requirements for changes in such liabilities that occurred before the date of transition to IFRS. The Group has not adjusted changes in liabilities to the cost of the assets retrospectively.
b)
Classification & Fair value measurement of financial assets or financial liabilities at initial recognition:

The financial assets and financial liabilities have been classified on the basis of facts existing as at the date of transition to IFRS.
c)
IAS 17 — Leases:

An entity shall determine based on facts and circumstances existing at the date of transition to IFRS whether an arrangement contains a Lease. The Group has used this exemption and assessed all arrangements based on conditions existing as at the date of transition and there are no change in the lease classification as at the date of Transition.
d)
Impairment of financial assets:

The Group has availed exemption under para B 8D of appendix B which permits the first-time adopter to apply the impairment requirement of IFRS 9 at the date of transition.
32.2 Contingent Liabilities:
	(Amount in Lakhs)
Particulars	2016 – 17	2015 – 16
a Bank guarantee outstanding	478.00	506.55
b Corporate guarantee to Reliance capital	500.00	500.00
c Other Claims	207.79	141.17
32.3 Capital Commitments
	(Amount in Lakhs)
Particulars	2016 – 17	2015 – 16
Estimated amount of contracts remaining to be executed	278.50	379.75

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

32.4 Payment to the Statutory Auditors
	(Amount in Lakhs)
Particulars	2016 – 17	2015 – 16
Audit Fees	36.51	36.51
Tax Audit Fees	10.35	9.89
Other services	7.00	16.71
32.5 Disclosures in respect of IFRS 7 — Financial Instruments
32.5.1 Financial Instruments by Categories
The carrying value and fair value of financial instruments by categories were as follows:
	(Amount in Lakhs of March 31, 2017)
Particulars	Note	Financial assets/liabilities at			Total Carrying Value
		Amortised cost	Fair value through Profit or Loss	Fair value through OCI
Assets:
Non Current
Investments		121.43			121.43
Loans	8(i)	11.45			11.45
Other assets	9(i)	1,551.19			1,551.19
Current
Investments		807.83			807.83
Trade receivables	13	8,555.10			8,555.10
Cash and cash equivalents	14(i)	898.61			898.61
Loans	8(ii)	54.68			54.68
Others	9(ii)	76.53			76.53
Liabilities:
Non Current
Borrowings	17(i)	7,840.61			7,840.61
Current
Borrowings	17(ii)	3,252.56			3,252.56
Trade payable	19	1,273.69			1,273.69
Other financials liabilities	20	7,393.51			7,393.51

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

	(Amount in Lakhs as of March 31, 2016)
Particulars	Note	Financial Assets/Liabilities at			Total Carrying Value
		Amortised cost	Fair value through Profit or Loss	Fair value through OCI
Assets:
Non Current
Investments		120.41			120.41
Loans	8(i)	9.50			9.50
Other assets	9(i)	1,482.44			1,482.44
Current
Investments		1,133.74			1,133.74
Trade receivables	13	6,494.24			6,494.24
Cash and cash equivalents	14(i)	1,605.40			1,605.40
Loans	8(ii)	70.63			70.63
Others	9(ii)	63.03			63.03
Liabilities:
Non Current
Borrowings	17(i)	8,436.96			8,436.96
Other financial liabilities			8,903.01		8,903.01
Current
Borrowings	17(ii)	2,556.73			2,556.73
Trade payable	19	1,015.22			1,015.22
Other financials liabilities	20	8,442.90			8,442.90

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

	(Amount in Lakhs as of April 1, 2015)
Particulars	Note	Financial Assets/Liabilities at			Total Carrying Value
		Amortised cost	Fair value through Profit or Loss	Fair value through OCI
Assets:
Non Current
Investments		100.41			100.41
Loans	8(i)	19.04			19.04
Other assets	9(i)	1,032.70			1,032.70
Current
Investments		1,307.23			1,307.23
Trade receivables	13	2,704.73			2,704.73
Cash and cash equivalents	14(i)	864.18			864.18
Loans	8(ii)	17.66			17.66
Others	9(ii)	61.99			61.99
Liabilities:
Non Current
Borrowings	17(i)	8,449.70			8,449.70
Other financial liabilities			7,541.50		7,541.50
Current
Borrowings	17(ii)	911.06			911.06
Trade payable	19	771.63			771.63
Other financials liabilities	20	1,819.02			1,819.02
32.5.2 Fair Value Hierarchy
•
Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities.

•
Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices).

•
Level 3 — Inputs for the assets or liabilities that are not based on observable market data (unobservable inputs).

	(Amount in Lakhs as of April 1, 2016)
Particulars	Level 1	Level 2	Level 3	Valuation Technique and Key Inputs	Significant Unobservable Inputs
Liabilities:
Other financial liabilities			8,903.01		8,903.01

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

	(Amount in Lakhs as of April 1, 2015)
Particulars	Level 1	Level 2	Level 3	Valuation Technique and key inputs	Significant unobservable inputs
Liabilities:
Other financial liabilities			7,541.50		7,541.50
32.5.3 Financial risk management
The Group’s activities expose it to a variety of financial risks: market risk, credit risk and liquidity risk. The company has a risk management policy which addresses the risk associated with financial assets and liabilities.
a.
Market risk

Market risk is the risk of fluctuation in the future cash flows of Financial instruments due to change in market prices arising on account of currency risk, interest rate risk and other price risk.
1.
Foreign currency risk and price risk.

The group does not have financial instruments that have exposure to currency risk and price risk.
2.
Interest rate risk

The Group is exposed to short term and long term borrowings. Both long term and short terms borrowings are subject to interest rate fluctuations based on performance and external credit rating of the Company.
At the reporting date the profile of the company’s Interest bearing financial instruments as follows
	Rs In Lakhs
Particulars	As at March 31, 2017	As at March 31, 2016
Variable Rate of instruments
– Financial Liabilities
Short Term	3,252.56	2,556.73
Long Term	11,174.59	11,615.28

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

The Sensitivity analyses below have been determined based on the exposure to interest at the end of the reporting period. For floating rate liabilities, the analysis is prepared assuming the amount of the liability outstanding at the end of the reporting period was outstanding for whole of the year.
	Rs In Lakhs
Particulars	31st Mar 2017 Decrease/ Increase	31st Mar 2016 Decrease/ Increase
Interest Rate (-/+ 50 basis Point)
Impact on profit on loss for the year**	72.14	70.86

**
Calculated based on outstanding loan balance of the respective years.

b.
Credit Risk

Credit risk refers to the risk of default on its obligation by the counterparty resulting in a financial loss. The maximum exposure to the credit risk at the reporting date is primarily from trade receivables. Accordingly, credit risk from trade receivables has been separately evaluated from all other financial assets in the following paragraphs.
i.
Trade Receivables

The Group has outstanding trade receivables amounting to Rs. 8,854 Lakhs and Rs 6,637 Lakhs as of March 31, 2017 and March 31, 2016 respectively. Trade receivables are typically unsecured and are derived from revenue earned from customers. Credit risk has always been managed by the Group through credit approvals, establishing credit limits and continuously monitoring the creditworthiness of customers to which the Group grants credit terms in the normal course of business.
Group uses expected credit loss model to assess the impairment loss or gain. The Group uses a provision matrix to compute the expected credit loss allowance for trade receivables. While making such provisions distinction is made between the Government customers and Non-Government customers. The provision matrix takes into account available external and internal credit risk factors and the Group’s historical experience for customers. Accordingly the Group has provided Rs. 299 Lakhs (Previous year- Rs. 143 Lakhs) towards impairment of Receivables.
The Group does not hold any collateral or other enhancements to cover its credit risks associated with its financial assets.
Credit Risk Exposure
An analysis of age of trade receivables at each reporting date is summarized below
	Rs in Lakhs
Particulars	As at March 31, 2017		As at March 31, 2016
	Gross	Impairment	Gross	Impairment
0 to 1 year	7917.07		5,235.95
1 to 2 year	636.99	(104.81)	1,307.52	(75.37)
> 2 year	299.5	(194)	83.03	(67.81)

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Rs. In Lakhs
Movement in provision for doubtful Debts	Amount Rs. In lakhs
As at april 1, 2015	17.46
Charge for the year	275.74
Utilised for the year	(150.02)
As at March 31, 2016	143.18
Charge for the year	155.68
Utilised for the year	—
As at March 31, 2017	298.86

ii.
Other financial assets

Credit risk relating to cash and cash equivalents is considered negligible because our counterparties are banks. We consider the credit quality of term deposits with such banks that are very large Private Banks in India and subject to the regulatory oversight of the Reserve Bank of India to be good, and we review these banking relationships on an ongoing basis. Credit risk related to employee loans are considered negligible. There are no impairment provisions as at each reporting date against these financial assets. We consider all the above financial assets as at the reporting dates to be of good credit quality.
c.
Liquidity Risk

Our liquidity needs are monitored on the basis of monthly and yearly projections. The Group’s principal sources of liquidity are cash and cash equivalents, cash generated from operations, long term and short term borrowings from Banks and NBFCs. We manage our liquidity needs by continuously monitoring cash inflows and by maintaining adequate cash and cash equivalents and banking facilities.
Liquidity and interest risk tables
The following table detail the Group’s remaining contractual maturity for its non-derivative financial liabilities with agreed repayment periods. The table have been drawn up based on undiscounted cash flows of financial liabilities based on the earliest date on which the Group is required to pay. The table includes both interest and principal cash flows.
	Rs in Lakhs
Particulars	Years
	0 – 1	1 – 2	> 2	Total Amount	Carrying Amount
31st Mar 2017
Variable interest rate instruments	7,289.00	8,309.00	7,876.00	23,474.00	14,427.15
Trade payable	1,273.69	—	—	1,273.69	1,273.69
Other financials liabilities	4,059.53	—	—	4,059.53	4,059.53
31st Mar 2016
Variable interest rate instruments	4,406.00	7,273.00	11,540.00	23,218.00	14,172.01
Trade payable	1,015.22	—	—	1,015.22	1,015.22
Other financials liabilities	14,167.59	—	—	14,167.59	14,167.59

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

32.5.4 Capital Management:
The Group manages its capital with an objective to maximize the return to its stakeholders through the optimization of the debt and equity mix.
The gearing ratio as at 31st March 2017, is provided below.
	Rs in Lakhs
Gearing Ratio	31.3.2017	31.3.2016
Debt	14,427.15	14,172.01
Less: Cash & bank balances	898.61	1,605.40
Net Debt	13,528.54	12,566.61
Total Equity***	28,612.57	27,528.93
Gearing ratio.	47%	46%

***
CCPS treated as equity for Gearing Ratio Calculation

32.6 Disclosure in respect of International Accounting Standard (IAS)-19 “Employee Benefits”
General description of various defined employee’s benefits schemes are as under:
a) Provident Fund:
The Group’s Provident Fund is managed by Regional Provident Fund Commissioner. The Group pays fixed contribution to provident fund at pre-determined rate. The liability is recognised on accrual basis.
b) Gratuity:
The holding entities namely Medall Healthcare Private Limited, Medall Scans and Labs Private Limited and Clumax Diagnostic and Research Centre Private Limited, has a defined benefit gratuity plan. Every employee who has rendered continues service of five years or more is entitled to get gratuity @ 15 days salary (15/26 x last drawn basic pay Plus dearness pay) for each completed year of service on superannuation, resignation, termination, and disablement or on death. A trust has been formed for this purpose. This scheme is being managed by the Life Insurance Corporation of India (LIC) for which the Group has taken a Master Policy.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

The scheme is funded by the Group’s and the liability is recognized on the basis of contribution payable to the insurer, i.e., the Life Insurance Corporation of India, however, the disclosure of information as required under Ind AS-19 have been made in accordance with the actuarial valuation.
PVO as at the beginning of the period	190.69
Interest Cost	12.22
Current service cost	56.83
Current service cost – others**	15.47
Past service cost	—
Benefits paid	(63.92)
Actuarial (gain)/loss on Plan Obligations	65.63
Others	—
PVO as at the end of the period	276.93
CHANGES IN THE FAIR VALUE OF PLAN ASSETS
Fair value of plan assets as at the beginning of the period	99.56
Expected return on plan assets	6.35
Contributions	29.74
Benefits paid	(63.92)
Actuarial (gain)/loss on Plan assets	(0.87)
Fair value of plan assets as at the end of the period	70.86
—
AMOUNTS RECOGNISED IN THE BALANCE SHEET AND RELATED ANALYSES	—
Present value of the obligation	276.93
Fair value of plan assets	(70.86)
Amount determined under para 63 of Ind AS19	206.07
Net Defined Benefit Liability recognized in the balance sheet	206.07
Present value of future reduction in contribution under para 65 of IAS19
Net Defined Benefit Asset recognised under para 64 of IAS19
EXPENSES RECOGNISED IN THE STATEMENT OF PROFIT AND LOSS:
Current service cost	56.83
Current Service cost others**	15.47
Net Interest on Net Defined Benefit Obligations	5.87
Net actuarial (gain)/loss recognised during the period	—
Past service cost	—
Expenses recognized in the statement of profit and loss	78.17
AMOUNT RECOGNIZED FOR THE CURRENT PERIOD IN THE STATEMENT OF OTHER COMPREHENSIVE INCOME [OCI]	—
Actuarial (gain)/loss on Plan Obligations	65.64
Difference between Actual Return and Interest Income on Plan Assets – (gain)/loss	0.87
Effect of Balance Sheet asset limit	—
Amount recognized in OCI for the current period	66.51
Expected rate of return on Plan Assets	6.7%

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Sensitivity Analyses – ***	—
A. Discount Rate + 50 BP	7%
Defined Benefit Obligation [PVO]	255.81
Current Service Cost	61.18
B. Discount Rate - 50 BP	6%
Defined Benefit Obligation [PVO]	267.37
Current Service Cost	64.93
C. Salary Escalation Rate + 50 BP	5%
Defined Benefit Obligation [PVO]	267.53
Current Service Cost	64.94
D. Salary Escalation Rate - 50 BP	4%
Defined Benefit Obligation [PVO]	255.58
Current Service Cost	61.13
Expected Benefit Payments in Following Years
Year 1	42.90
Year 2	51.15
Year 3	33.85
Year 4	33.35
Year 5	32.00
Next 5 Years	105.96

Note:
** >
Refers to Current Service Costs of stepdown subsidiary companies

*** >
Sensitivity Report excludes impact of employees in stepdown subsidiary companies

32.7 Disclosure in respect of International Accounting Standard (IAS) 17 “Leases”
As lessee
a)
Operating lease

	Rs In Lakhs
Particulars	For the year ended March 31, 2017	For the year ended March 31, 2016
Not later than 1 year	1,260.01	1,140.03
Later than 1 year and not later than 5 years	5,094.85	5,306.63
Later than 5 years	2,021.05	3,069.28
Payments recognised as an expense
Particulars	For the year ended March 31, 2017	For the year ended March 31, 2016
Minimum lease payments	1,260.01	1,140.03

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

•
Leasing arrangement:

The Group has obtained Lab/Office premises on operating lease arrangements. The lease terms varies from 11 months to 9 years, renewable at the option of the Group. There are escalation clauses which is ranging from 5% to 10% in line with inflationary trend. There are no restrictions imposed by the lease arrangements.
b)   Finance lease
	Rs In Lakhs
Particulars	For the year ended March 31, 2017	For the year ended March 31, 2016
Not later than 1 year	9.74	15.10
Later than 1 year and not later than 5 years	2.35	12.09
Later than 5 years
32.8 Disclosure in respect of International Accounting Standard (IAS)-33 “Earnings Per Share (EPS)”
a)
Basic EPS

The earnings and weighted average number of ordinary shares used in the calculation of basic EPS and Basic EPS is as follows:
Particulars	For the year ended March 31, 2017	For the year ended March 31, 2016
Profit (loss) for the year, attributable to the owners of the Group – Rs. In Lakhs	-484.09	106.37
Earnings used in calculation of basic earnings per share (A) – Rs. In Lakhs	-484.09	106.37
Weighted average number of ordinary shares for the purpose of basic earnings per share (B) – in Nos	660,426	660,426
Basic EPS (A/B) – In Rs.	(73.30)	16.11
b)
Diluted EPS

The earnings and weighted average number of ordinary shares used in the calculation of Diluted EPS is as follows:
Particulars	For the year ended March 31, 2017	For the year ended March 31, 2016
Profit (loss) for the year, attributable to the owners of the Group – Rs. In Lakhs	-484.09	106.37
Earnings used in calculation of basic earnings per share (A) – Rs. In Lakhs	(484.09)	106.37
Weighted average number of ordinary shares for the purpose of basic earnings per share (B) – in Nos	16,119,342	16,119,342
Diluted EPS (A/B) – In Rs.	(73.30)	0.66

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

32.9 Disclosure in respect of International Accounting Standard (IAS)-37 “Provisions, Contingent Liabilities and Contingent Assets”
	(Amount in Lakhs)
Particulars	Opening balance as on 01.04.16	Additions/ Transfers during the year	Utilization during the Year	Adjustment during the year	Written- back during the year	Closing balance as on 31.03.17
Asset Restoration Obligation	36.34	4.35				40.69
Approval of financial statements
The financial statements were approved by the board of directors.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Appendix A
	Rs In Lakhs
Particulars	As at 31st March 2015			As at 31st March 2016
	IGAAP	IFRS Adjustment	IFRS	IGAAP	IFRS Adjustment	IFRS
ASSETS
1 Non-current assets
(a) Property, Plant and Equipment	24,470.04	0.01	24,470.05	28,056.70	36.40	28,093.10
(b) Capital work-in-progress	237.31	(0.01)	237.30	589.21	—	589.21
(c) Goodwill	5,087.00	(2,279.51)	2,807.49	1,628.38	1,179.11	2,807.49
(d) Other Intangible assets	1,957.22	(14.04)	1,943.18	1,758.94	0.00	1,758.94
(e) Consolidation goodwill	—	3,945.17	3,945.17	3,907.92	(0.04)	3,907.88
(f) Financial assets		—			—
(i) Investments	0.41	100.01	100.41	—	120.41	120.41
(ii) Loans	1,254.00	(1,234.96)	19.04	23.47	(13.97)	9.50
(iii) Other assets		1,032.70	1,032.70	1,606.53	(124.09)	1,482.44
(g) Deferred tax assets (Net)	17.24	600.79	618.03	504.06	188.17	692.23
(h) Current tax assets (Net)		193.48	193.48	909.12	(863.47)	45.65
(i) Other non-current assets		233.45	233.45	1,265.80	(1,112.63)	153.17
	33,023.21	2,577.09	35,600.30	40,250.12	(590.10)	39,660.02
2 Current assets
(a) Inventories	532.71	0.01	532.72	512.70	(0.05)	512.65
(b) Financial assets		—	—		—	—
(i) Investments			1,307.23			1,133.74
(ii) Trade receivables	2,649.64	55.09	2,704.73	6,620.15	(125.91)	6,494.24
(iii) Cash and cash equivalents	1,699.11	(834.93)	864.18	1,605.42	(0.02)	1,605.40
(iv) bank balances other than (iii) above		—	—		—	—
(iv) Loans	1,192.73	(1,175.07)	17.66	70.40	0.23	70.63
(v) Others	1,407.23	(1,345.24)	61.99	63.03	0.00	63.03
(c) Current tax assets		—	—		—	—
(d) Other current assets	61.99	585.18	647.17	556.59	9.73	566.32
	7,543.41	(1,407.73)	6,135.68	9,428.29	1,017.72	10,446.01
Total Assets (1+2)	40,566.62	1,169.36	41,735.98	49,678.41	427.62	50,106.03

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

	Rs In Lakhs
Particulars	As at 31st March 2015			As at 31st March 2016
	IGAAP	IFRS Adjustment	IFRS	IGAAP	IFRS Adjustment	IFRS
B EQUITY AND LIABILITIES
1 Equity
(a) Equity share capital	66.04	—	66.04	66.04	—	66.04
(b) Instrument entirely Equity in nat	20,866.03	(6,066.03)	14,800.00	20,866.03	(6,066.03)	14,800.00
Redeemable non-convertible preference share capital		—			—
(c) Other equity	5,169.61	(1,623.95)	3,545.66	6,551.57	(2,880.96)	3,670.61
Non controlling interest	204.22	(0.00)	204.22	156.42	(67.15)	89.27
Total equity	26,305.91	(7,689.99)	18,615.92	27,640.06	(9,014.14)	18,625.92
Liabilities
2 Non-current liabilities
(a) Financial liabilities		—			—
(i) Borrowings	6,073.17	2,376.53	8,449.70	8,436.96	—	8,436.96
(ii) Other financial liabilities		7,541.50	7,541.50		8,903.01	8,903.01
(b) Provisions	—	—	—	—	36.34	36.34
(c) Deferred tax liabilities (net)	—	54.85	54.85	1,279.38	(968.32)	311.06
(d) Other non-current liabilities	1,018.44	2,224.56	3,243.00	676.69	390.43	1,067.12
Total non-current liabilities	7,091.62	12,197.43	19,289.05	10,393.03	8,361.46	18,754.49
3 Current liabilities
(a) Financial liabilities		—			—
(i) Borrowings	1,513.56	(602.50)	911.06	5,325.83	(2,769.10)	2,556.73
(ii) Trade payable	818.50	(46.87)	771.63	1,015.31	(0.09)	1,015.22
(ii) Other financials liabilities	4,836.99	(3,017.97)	1,819.02	4,662.15	3,780.75	8,442.90
(b) Other current liabilities		261.55	261.55	521.87	44.56	566.43
(c) Provisions		28.76	28.76	120.16	(14.29)	105.87
(d) Current tax liabilities (net)	—	38.99	38.99	—	38.47	38.47
	7,169.06	(3,338.05)	3,831.01	11,645.32	1,080.30	12,725.62
Total liabilities (2+3)	14,260.67	8,859.39	23,120.06	22,038.34	9,441.77	31,480.11
Total equity and liabilities (1+2+3)	40,566.58	1,169.40	41,735.98	49,678.41	427.62	50,106.03

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

Appendix B
	Rs In Lakhs
	Notes	IGAAP As on 31.03.16	IFRS Adjustment	IFRS as on 31.03.16
INCOME
1 Revenue from operations	c	29,323.93	(44.46)	29,279.47
(Gross CY Rs. 46149.61; PY Rs. 42467.88)				—
2 Other income	i	73.96	112.39	186.35
3 Total Income (1+2)		29,397.89	67.93	29,465.82
4 EXPENSES
(a) Cost of materials consumed		3,119.51	(0.02)	3,119.49
(b) Other Operating Expenses		10,260.36	59.21	10,319.57
(c) Employee benefits expense		4,591.62	(24.41)	4,567.21
(d) Finance costs	i	1,419.95	1,545.35	2,965.30
(e) Depreciation and amortisation expense	g	3,353.32	(157.33)	3,195.99
(f) Other expenses	d	4,380.13	61.40	4,441.53
Total expenses		27,124.88	1,484.21	28,609.09
5 Profit/(Loss) before tax (3-4)		2,273.00	(1,416.27)	856.73
6 Tax expense:
(a) Current tax		507.68	0.00	68.507
(b) MAT credit entitlement		(472.94)	0.01	(472.93)
(c) Deferred tax liability/(Asset)		865.84	(159.28)	706.56
Total tax expenses		900.58	(159.27)	741.31
7 Profit/(loss) for the year (5-6)		1,372.42	(1,257.00)	115.42
8 Other comprehensive income			—
Item that will not be reclassified to profit or loss
(i) Remeasurement of the Defined Benefit Plans			—
(ii) Tax on the above			—
(iii) Fair value changes in Equity Instruments		—	—
(iv) Tax on the above			—
Total other comprehensive income (a+b)		—	—	—
9 Total comprehensive income for the year (7+8)		1,372.42	(1,257.00)	115.42

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

A Reconciliation of equity from previous GAAP to IFRS is as stated as under
		Rs In Lakhs
		Notes	Mar-15	Mar-16
Equity as per previous GAAP			26,305.91	27,640.06
IFRS adjustment
1	Revenue deferment (MMA & HMP)	vii		(44.48)
2	Impact on account of fair valuation of investments (MF)	i		3.01
3	Impairment of Trade Receivables under Expected Credit Loss	ii		(125.72)
4	Impact on account of subsequent measurement of preference shares classified as Financial Liability	iv	(1,536.10)	(2,961.43)
5	Reversal of Goodwill amortised under I GAAP	v		157.33
6	Reclassification of CCPS and RNCPS instruments into Financial Liability	iv	(6,248.88)	(6,248.88)
7	Reclassification of RNCPS into Non controlling interest	vii		(67.15)
8	Deferred Tax impact	iii	95.01	254.28
9	Others			18.91
Equity as per IFRS			18,615.94	18,625.93
B Reconciliation of net profit for the year ended March 31, 2016
Net profit as per previous GAAP			1,372.42
1	Revenue deferment (MMA & HMP)	vii	(44.48)
2	Impact on account of fair valuation of investments (MF)	i	3.01
3	Impairment of Trade Receivables under Expected Credit Loss	ii	(125.72)
4	Impact on account of subsequent measurement of preference shares classified as Financial Liability	iv	(1,425.33)
5	Reversal of Goodwill amortised under I GAAP	v	157.33
6	Deferred tax impact	iii	159.27
7	Others		18.90
Net profit as per IFRS			115.40

Notes:
(i)
Investments in Mutual funds:

Under the previous GAAP, investments in mutual funds were classified as long-term investments or current investments based on the intended holding period. Long-term investments were carried at cost less provision for permanent diminution in the value of such investments. Current investments were carried at lower of cost or market value.
Under IFRS, these investments are required to be measured at fair value. The resulting fair value changes are recognised in the statement of total comprehensive income for the year ended 31 March 2016. Consequent to the above, the total equity as at 31 March 2016 increased by Rs 3.01 Lakhs and profit for the year ended 31 March 2016 increased by Rs 3.01 Lakhs.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

(ii)
Trade Receivables:

Under the previous GAAP, Provisions for bad and doubtful debts made only when the company incurred credit loss.
Under IFRS, Trade Receivables are recognized initially at fair value and subsequently measured at amortized cost using effective Interest method, less allowance for Impairment. Expected credit loss has been provided based on the simplified approach. Accordingly additional impairment of Rs 125.72 Lakhs has been recognised as at 31st March 2016. The profit for the year ended 31st March 2016 decreased by Rs 125.72 lakhs.
(iii)
Deferred Tax:

Under previous GAAP, deferred tax asset/liabilities were recognised on temporary timing difference between taxable income and accounting income.
Under IFRS, company has recognized Deferred Tax Assets/Liability being the difference between tax base and carrying value. The Group has created Deferred Tax Liability in case of difference in carrying value of PPE between books and Income tax, and Deferred Tax Assets in case of Re-measurement of Defined Benefit Obligations, losses carried forward.
On the date of transition (1st April 2015), the Group created additional Deferred Tax asset amounting to Rs 95.01 lakhs and Rs. 159.27 Lakhs for the year ended 31st March 2016.
(iv)
Reclassification of Compulsorily Convertible Preference Shares (CCPS) and Redeemable Non-convertible Preference Shares in to Financial Liability:

Under previous GAAP, the Compulsorily convertible Preference Shares issued under Class F by the Holding company (Medall Healthcare Private Ltd) and the Redeemable non-convertible preference shares (NRCPS) issued by the subsidiary Clumax Diagnostic and Research Centre Private Ltd were treated as part of Equity. Under IFRS, based on the terms of issue, these instruments have shares have been treated as Financial Liability as per IAS 32. Subsequently interest expenses are recognized on the financial liability in profit and loss.
Due to the reclassification in to financial liability on the date of transition (31st March 2015) and as on 31st Mar 2016 Equity has been reduced by an amounts of Rs 6248.88 lakhs. Consequently an amount of Rs. 1536.10 Lakhs and Rs. 1425.33 Lakhs has been recognised as an interest cost on subsequent measurement of financial liabilities at transition date and on 31st March 2016 respectively..
(v)
Goodwill Impairment:

Under previous GAAP, Goodwill was amortized over the period as estimated by the management. Under IFRS, Goodwill is tested for impairment on a yearly basis. Accordingly goodwill amortised for the year ended 31st March 2016 amounting to Rs 157.33 Lakhs has been reversed to equity corresponding impact in statement of total comprehensive income.
(vi)
Non-Controlling Interest

Due to reclassification of redeemable non-convertible preference shares into financial liability, originally treated as equity under IGAAP, equity has been reduced by Rs 67.15 lakhs as at 31st March 2016.

MEDALL HEALTHCARE PRIVATE LIMITED
  Notes forming part of Consolidated Financial Statement as at and for the year ended March 31, 2017
(All amounts are in Indian rupees in lacs, except share data and as otherwise stated)

(vii)
Revenue:

Under previous GAAP, the Group recognized revenue for its Training Program and prepaid Health cards at the time of sale. Under IFRS, the Group recognizes the Revenue over the period of the Training program/Health card.
Consequent to the above, the total equity as on 31st March 2016 reduced by Rs 44.48 lakhs and profit for the year ended 31st March 2016 reduced by Rs 44.48 lakhs.
For and on behalf of the Board of Directors	As per our report of even date For ASA & ASSOCIATES LLP FR No. 009571N/N500006 Chartered Accountants
/s/ Raju Venkatraman Raju Venkatraman	/s/ Arjun Ananth Arjun Ananth	/s/ S. Sundar Rajan S. Sundar Rajan
Managing Director and CEO	Nominee Director	Partner
DIN: 00632071	DIN: 01207540	M. No. 211414
/s/ Ravishankar KR Ravishankar KR	/s/ Manas Ranjan Sahoo Manas Ranjan Sahoo
EVP – CFO	Company Secretary
Place: Chennai
Date: 01 August 2018

CONSTELLATION ALPHA CAPITAL CORP.

CONDENSED BALANCE SHEETS
	June 30, 2018	March 31, 2018
	(Unaudited)
ASSETS
Current Assets
Cash	$385,560	$449,942
Prepaid expenses	67,504	93,503
Total Current Assets	453,064	543,445
Marketable securities held in Trust Account	146,952,108	146,350,150
Total Assets	$147,405,172	$146,893,595
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$98,642	$30,853
Advances from related parties	11,095	11,095
Total Current Liabilities	109,737	41,948
Deferred underwriting fees	5,031,250	5,031,250
Total Liabilities	5,140,987	5,073,198
Commitments
Ordinary shares subject to possible redemption, 13,427,259 and 13,438,929 shares at redemption value as of June 30, 2018 and March 31, 2018, respectively	137,264,184	136,820,396
Shareholders’ Equity
Preferred shares, no par value; unlimited shares authorized; none issued and outstanding	—	—
Ordinary shares, no par value; unlimited shares authorized; 5,102,741 and 5,091,071 shares issued and outstanding (excluding 13,427,259 and 13,438,929 shares subject to possible redemption) as of June 30, 2018 and March 31, 2018, respectively	3,702,599	4,146,387
Retained earnings	1,297,402	853,614
Total Shareholders’ Equity	5,000,001	5,000,001
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$147,405,172	$146,893,595

The accompanying notes are an integral part of the unaudited condensed financial statements.

CONSTELLATION ALPHA CAPITAL CORP.

CONDENSED STATEMENTS OF OPERATIONS
(Unaudited)
	Three Months Ended June 30,
	2018	2017
Operating costs	$158,170	$22,525
Loss from operations	(158,170)	(22,525)
Other income (loss):
Interest income	649,640	14,796
Unrealized loss on marketable securities held in Trust Account	(47,682)	(23,987)
Net income (loss)	$443,788	$(31,716)
Weighted average shares outstanding, basic and diluted(1)	5,091,071	3,645,704
Basic and diluted net loss per ordinary share	$(0.02)	$(0.01)

(1)
Excludes an aggregate of up to 13,427,259 and 13,459,440 shares subject to redemption at June 30, 2018 and 2017, respectively.

The accompanying notes are an integral part of the unaudited condensed financial statements.

CONSTELLATION ALPHA CAPITAL CORP.

CONDENSED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended June 30,
	2018	2017
Cash Flows from Operating Activities:
Net income (loss)	$443,788	$(31,716)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Interest earned on marketable securities held in Trust Account	(649,640)	(14,796)
Unrealized loss on securities held in Trust Account	47,682	23,987
Changes in operating assets and liabilities:
Prepaid expenses	25,999	(98,600)
Accounts payable and accrued expenses	67,789	49,488
Net cash used in operating activities	(64,382)	(71,637)
Cash Flows from Investing Activities:
Investment of cash in Trust Account	—	(145,187,500)
Net cash used in investing activities	—	(145,187,500)
Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	—	140,875,000
Proceeds from sale of Private Units	—	5,612,500
Advances received from related party	—	140,465
Repayment of advances from related party	—	(304,266)
Payment of offering costs	—	(344,725)
Net cash provided by financing activities	—	145,978,974
Net Change in Cash	(64,382)	719,837
Cash – Beginning	449,942	25,000
Cash – Ending	$385,560	$744,837
Non-Cash investing and financing activities:
Offering costs charge to additional paid in capital	$—	$301,278
Deferred underwriting fee payable	$—	$5,031,250
Initial classification of ordinary shares subject to possible redemption	$—	$135,963,594
Change in value of ordinary shares subject to possible redemption	$443,788	$(31,326)

The accompanying notes are an integral part of the unaudited condensed financial statements.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2018
(Unaudited)
1.   DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Constellation Alpha Capital Corp. (the “Company”) is a blank check company incorporated in the British Virgin Islands on July 31, 2015. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on healthcare services and manufacturing businesses in India.
All activity through June 30, 2018 relates to the Company’s formation, its initial public offering (“Initial Public Offering”) of 14,375,000 units (“Units” and with respect to the ordinary shares included in the Units, the “Public Shares”), the sale of 561,250 units (the “Private Units”) in a private placement to the Company’s sponsor, Centripetal, LLC (the “Sponsor”) and Cowen Investments, LLC (and their designees) (“Cowen Investments”), and identifying a target company for a Business Combination. Each Unit consists of one Public Share, one right and one redeemable warrant (“Public Warrant”). Each right will convert into one-tenth (1/10) of one ordinary share. Each Public Warrant entitles the holder to purchase one-half  (1/2) of one ordinary share at an exercise price of  $11.50 per whole share.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the trust account, which holds the proceeds from the Initial Public Offering and the sale of the Private Units (the “Trust Account”), (excluding any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement in connection with a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended. There is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek shareholder approval of a Business Combination at a meeting called for such purpose at which shareholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account ($10.10 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to shareholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 4).
If the Company is unable to complete a Business Combination within 18 months from the closing of the Initial Public Offering (or 21 months from the closing of the Initial Public Offering if the Company has an executed letter of intent, agreement in principle or definitive agreement for a Business Combination within 18 months from the closing of the Initial Public Offering but has not completed the Business Combination within such 18 month period) (the “Combination Period”), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2018
(Unaudited)

cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriters have agreed to waive their rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution (including Trust Account assets) will be less than $10.10 per Unit. The Sponsor has agreed that it will indemnify the Company to the extent necessary to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only if such a vendor or prospective target business does not execute such a waiver. However, the Sponsor may not be able to meet such obligation as the Company has not required its Sponsor to retain any assets to provide for its indemnification obligations, nor has the Company taken any further steps to ensure that the Sponsor will be able to satisfy any indemnification obligations that arise. Moreover, the Sponsor will not be liable to the Company’s public shareholders if it should fail to satisfy its obligations and instead will only be liable to the Company. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities and Exchange Commission (the “SEC”). Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended March 31, 2018 as filed with the SEC on June 29, 2018, which contains the audited consolidated financial statements and notes thereto. The financial information as of March 31, 2018 is derived from the audited consolidated financial statements presented in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018. The interim results for the three months ended June 30, 2018 are not necessarily indicative of the results to be expected for the year ending March 31, 2019 or for any future interim periods.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2018
(Unaudited)

Use of estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from our estimates.
Net loss per ordinary share
Net loss per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Ordinary shares subject to possible redemption at June 30, 2018 and 2017, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the earnings from the assets held in the trust account (the “Trust Account”). The Company has not considered the effect of (1) warrants sold in the Initial Public Offering and private placement to purchase 7,468,125 ordinary shares, and (2) rights sold in the Initial Public Offering and private placement that convert into 1,493,625 ordinary shares, in the calculation of diluted loss per share, since the exercise of the warrants and the conversion of rights into ordinary shares is contingent upon the occurrence of future events. As a result, diluted loss per share is the same as basic loss per share for the periods.
Reconciliation of net loss per ordinary share
The Company’s net income (loss) is adjusted for the portion of income that is attributable to ordinary shares subject to redemption, as these shares only participate in the income of the Trust Account and not the losses of the Company. Accordingly, basic and diluted loss per ordinary share is calculated as follows:
	Three Months Ended June 30,
	2018	2017
Net income (loss)	$443,788	$(31,716)
Less: Income attributable to ordinary shares subject to redemption	(562,289)	8,606
Adjusted net loss	$(118,501)	$(23,110)
Weighted average shares outstanding, basic and diluted	5,091,071	3,645,704
Basic and diluted net loss per ordinary share	$(0.02)	$(0.01)

Recently issued accounting standards
Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s consolidated financial statements.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2018
(Unaudited)

3.   RELATED PARTY TRANSACTIONS
Administrative Services Arrangement
The Company entered into an agreement whereby, commencing on June 20, 2017 through the earlier of the Company’s consummation of a Business Combination and its liquidation, the Company pays the Sponsor a monthly fee of  $10,000 for office space, utilities and administrative services. For the three months ended June 30, 2018 and 2017, the Company incurred $30,000 and $0 in fees for these services, of which $10,000 is included in accounts payable and accrued expenses in the accompanying condensed balance sheet at June 30, 2018.
4.   COMMITMENTS AND CONTINGENCIES
Registration Rights
Pursuant to a registration rights agreement entered into on June 19, 2017, the holders of the founder shares, Private Units and any units that may be issued upon conversion of the working capital loans (and underlying securities) are entitled to registration rights. The holders of 25% of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act of 1993, as amended (the “Securities Act”) to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The underwriters are entitled to a deferred fee of three and one-half percent (3.5%) of the gross proceeds of the Initial Public Offering, or $5,031,250 in the aggregate. Of such amount, up to approximately 0.5% per Unit, or $718,750, may be paid to third parties not participating in the Initial Public Offering that assist the Company in consummating its Business Combination. The election to make such payments to third parties will be solely at the discretion of the Company, and such third parties will be selected by the Company in its sole and absolute discretion. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.
5.   SHAREHOLDERS’ EQUITY
Preferred Shares — The Company is authorized to issue an unlimited number of no par value preferred shares, divided into five classes, Class A through Class E, each with such designation, rights and preferences as may be determined by a resolution of the Company’s board of directors to amend the Memorandum and Articles of Association to create such designations, rights and preferences. The Company has five classes of preferred shares to give the Company flexibility as to the terms on which each Class is issued. All shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow the Company to issue shares at different times on different terms. At June 30, 2018 and March 31, 2018, there are no preferred shares designated, issued or outstanding.
Ordinary Shares — The Company is authorized to issue an unlimited number of no par value ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. At June 30, 2018 and March 31, 2018, there were 5,102,741 and 5,091,071 ordinary shares issued and outstanding (excluding 13,427,259 and 13,438,929 ordinary shares subject to possible redemption).

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2018
(Unaudited)

6.   FAIR VALUE MEASUREMENTS
The Company follows the guidance in Accounting Standards Codification (“ASC”) 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at June 30, 2018 and March 31, 2018, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	June 30, 2018	March 31, 2018
Assets:
Marketable securities held in Trust Account	1	$146,952,108	$146,350,150
7.   SUBSEQUENT EVENTS
The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Other than described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.
The Proposed Transaction
On August 2, 2018, the Company, Constellation Health Holdings Pte. Ltd., a wholly owned subsidiary of the Company incorporated in Singapore (“Holdco”), Medall Healthcare Private Limited, a company registered under the laws of India (“Medall”), and the holders of the outstanding shares of capital stock of Medall (the “Sellers”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”), pursuant to which the Company agreed to purchase all of the issued and outstanding shares of capital stock of Medall (the “Shares”). Medall is among India’s leading integrated pathology and radiology companies.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO CONDENSED FINANCIAL STATEMENTS
JUNE 30, 2018
(Unaudited)

Pursuant to the Share Purchase Agreement, Sellers will cause to be sold to Holdco, and Holdco will purchase all of the Shares (the “Transaction”). At the initial closing of the Transaction (the “Closing”), Holdco will pay to Sellers approximately $166 million, subject to adjustments, as applicable, for 93% of the Shares. The remaining Shares will be purchased by Holdco on June 30, 2019 for approximately $13 million, subject to adjustments, as applicable. Consummation of the Transaction is subject to customary and other conditions, including (i) the shareholders of the Company having approved, among other things, the Transaction, and (ii) absence of any governmental order that would prohibit the Transaction.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Constellation Alpha Capital Corp.
We have audited the accompanying balance sheets of Constellation Alpha Capital Corp. (the “Company”) as of March 31, 2018 and 2017, the related statements of operations, changes in shareholders’ equity and cash flows for each of the two years in the period ended March 31, 2018 and for the period from July 31, 2015 (inception) through March 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of March 31, 2018 and 2017, and the results of its operations and its cash flows for each of the two years in the period ended March 31, 2018 and for the period from July 31, 2015 (inception) through March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Marcum LLP

Marcum LLP
We have served as the Company’s auditor since 2015.
New York, NY
June 29, 2018

CONSTELLATION ALPHA CAPITAL CORP.

BALANCE SHEETS
	March 31, 2018	March 31, 2 017
ASSETS
Current Assets
Cash	$449,942	$25,000
Prepaid expenses	93,503	—
Total Current Assets	543,445	25,000
Deferred offering costs	—	169,742
Cash and marketable securities held in Trust Account	146,350,150	—
Total Assets	$146,893,595	$194,742
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accrued expenses	$30,853	$4,498
Advances from related parties	11,095	168,037
Total Current Liabilities	41,948	172,535
Deferred underwriting fees	5,031,250	—
Total Liabilities	5,073,198	172,535
Commitments
Ordinary shares subject to possible redemption, 13,438,929 and -0- shares at redemption value as of March 31, 2018 and 2017, respectively	136,820,396	—
Shareholders’ Equity
Preferred shares, no par value; unlimited shares authorized; none issued and outstanding	—	—
Ordinary shares, no par value; unlimited shares authorized; 5,091,071 and 4,312,500 shares issued and outstanding (excluding 13,438,929 and -0- shares subject to possible redemption) as of March 31, 2018 and 2017, respectively	4,146,387	25,000
Retained earnings/(Accumulated deficit)	853,614	(2,793)
Total Shareholders’ Equity	5,000,001	22,207
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$146,893,595	$194,742

The accompanying notes are an integral part of the financial statements.

CONSTELLATION ALPHA CAPITAL CORP.

STATEMENTS OF OPERATIONS
	Years Ended March 31,		For the Period from July 31, 2015 (inception) through March 31, 2016
	2018	2017
Operating costs	$306,243	$60	$2,733
Loss from operations	(306,243)	(60)	(2,733)
Other income (loss):
Interest income	1,208,066	—	—
Unrealized loss on marketable securities held in Trust Account	(45,416)	—	—
Net income (loss)	$856,407	$(60)	$(2,733)
Weighted average shares outstanding, basic and diluted(1)	4,721,185	3,750,000	3,750,000
Basic and diluted net loss per ordinary share(2)	$(0.05)	$(0.00)	$(0.00)

(1)
Excludes an aggregate of up to 13,438,929 shares subject to redemption at March 31, 2018 and an aggregate of 562,500 shares held by the sponsor that were subject to forfeiture at March 31, 2017 and 2016 to the extent that the underwriters’ over-allotment was not exercised in full.

(2)
Net loss per ordinary share - basic and diluted excludes interest income attributable to ordinary shares subject to possible redemption of  $1,086,961 for the year ended March 31, 2018 (see Note 2).

The accompanying notes are an integral part of the financial statements.

CONSTELLATION ALPHA CAPITAL CORP.

STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
YEARS ENDED MARCH 31, 2018 AND 2017 AND FOR THE
PERIOD FROM JULY 31, 2015 (INCEPTION) THROUGH MARCH 31, 2016
	Ordinary Shares		(Accumulated Deficit)/ Retained Earnings	Total Shareholders’ Equity
	Shares	Amount
Balance – July 31, 2015 (inception)	—	$—	$—	$—
Issuance of ordinary shares to initial shareholder	4,312,500	25,000	—	25,000
Net loss	—	—	(2,733)	(2,733)
Balance – March 31, 2016	4,312,500	$25,000	$(2,733)	$22,267
Net loss	—	—	(60)	(60)
Balance – March 31, 2017	4,312,500	25,000	(2,793)	22,207
Cancellation of ordinary shares issued to initial shareholders	(718,750)	—	—	—
Sale of 14,375,000 Units, net of underwriters discount and offering expenses	14,375,000	135,329,283	—	135,329,283
Sale of 561,250 Private Units	561,250	5,612,500	—	5,612,500
Ordinary shares subject to redemption	(13,438,929)	(136,820,396)	—	(136,820,396)
Net income	—	—	856,407	856,407
Balance – March 31, 2018	5,091,071	$4,146,387	$853,614	$5,000,001

The accompanying notes are an integral part of the financial statements.

CONSTELLATION ALPHA CAPITAL CORP.

STATEMENTS OF CASH FLOWS
	Years Ended March 31,		For the Period from July 31, 2015 (inception) through March 31, 2016
	2018	2017
Cash Flows from Operating Activities:
Net income (loss)	$856,407	$(60)	$(2,733)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Interest earned on marketable securities held in Trust Account	(1,208,066)	—	—
Unrealized loss on securities held in Trust Account	45,416	—	—
Changes in operating assets and liabilities:
Prepaid expenses	(93,503)	—	—
Accounts payable and accrued expenses	26,355	2,254	2,244
Net cash (used in) provided by operating activities	(373,391)	2,194	(489)
Cash Flows from Investing Activities:
Investment of cash in Trust Account	(145,187,500)	—	—
Net cash used in investing activities	(145,187,500)	—	—
Cash Flows from Financing Activities:
Proceeds from sale of Units, net of underwriting discounts paid	140,875,000	—	—
Proceeds from sale of Private Units	5,612,500	—	—
Proceeds from issuance of ordinary shares to initial shareholder	—	—	25,000
Advances received from related party	162,255	56,750	125,918
Repayment of advances from related party	(319,197)	(14,631)	—
Payment of offering costs	(344,725)	(35,754)	(133,988)
Net cash provided by financing activities	145,985,833	6,365	16,930
Net Change in Cash	424,942	8,559	16,441
Cash – Beginning	25,000	16,441	—
Cash – Ending	$449,942	$25,000	$16,441
Non-Cash investing and financing activities:
Offering costs charged to additional paid in capital	$301,278	$—	$—
Deferred underwriting fee payable	$5,031,250	$—	$—
Initial classification of ordinary shares subject to possible redemption	$135,963,594	$—	$—
Change in value of ordinary shares subject to possible redemption	$856,802	$—	$—

The accompanying notes are an integral part of the financial statements.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018
1.   DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Constellation Alpha Capital Corp. (the “Company”) is a blank check company incorporated in the British Virgin Islands on July 31, 2015. The Company was formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation with, purchasing all or substantially all of the assets of, entering into contractual arrangements with, or engaging in any other similar business combination with one or more businesses or entities (“Business Combination”). Although the Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination, the Company intends to focus on healthcare services and manufacturing businesses in India.
All activity through March 31, 2018 relates to the Company’s formation, its initial public offering (“Initial Public Offering”), which is described below, and identifying a target company for a Business Combination.
The registration statement for the Company’s Initial Public Offering was declared effective by the Securities and Exchange Commission (the “SEC”) on June 19, 2017. On June 23, 2017, the Company consummated the Initial Public Offering of 14,375,000 units (“Units” and, with respect to the ordinary shares included in the Units, the “Public Shares”) at $10.00 per Unit, which includes a full exercise by the underwriters of their over-allotment option in the amount of 1,875,000 Units, generating gross proceeds of  $143,750,000, which is described in Note 3. Each Unit consists of one Public Share, one right (“Public Right”) and one redeemable warrant (“Public Warrant”). Each Public Right will convert into one-tenth (1/10) of one ordinary share (see Note 7). Each Public Warrant entitles the holder to purchase one-half  (1/2) of one ordinary share at an exercise price of  $11.50 per whole share (see Note 7). The Company will not issue fractional shares.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 561,250 Units (the “Private Units”) at a price of  $10.00 per Unit in a private placement to the Company’s sponsor, Centripetal, LLC (the “Sponsor”), and Cowen Investments, LLC (and their designees) (“Cowen Investments”), generating gross proceeds of  $5,612,500, which is described in Note 4. The Private Units are identical to the Units sold in the Initial Public Offering, except for the private warrants (“Private Warrants”), as described in Note 7.
Following the closing of the Initial Public Offering on June 23, 2017, an amount of  $145,187,500 ($10.10 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Units was placed in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account, as described below.
Transaction costs amounted to $8,420,717, consisting of  $2,875,000 of underwriting fees, $5,031,250 of deferred underwriting fees (see Note 6) and $514,467 of Initial Public Offering costs. As of March 31, 2018, $449,942 of cash was held outside of the Trust Account and was available for working capital purposes.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of its Initial Public Offering and Private Units, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. NASDAQ rules provide that the Company’s Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (excluding any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement in connection with a Business Combination. However, the Company will

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide its shareholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek shareholder approval of a Business Combination at a meeting called for such purpose at which shareholders may seek to redeem their shares, regardless of whether they vote for or against a Business Combination. The shareholders will be entitled to redeem their shares for a pro rata portion of the amount then in the Trust Account ($10.10 per share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to shareholders who redeem their shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). The Company will proceed with a Business Combination if the Company has net tangible assets of at least $5,000,001 upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination. Notwithstanding the foregoing, a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 20% or more of the ordinary shares sold in the Initial Public Offering without the Company’s prior written consent. If a shareholder vote is not required and the Company does not decide to hold a shareholder vote for business or other legal reasons, the Company will, pursuant to its Memorandum and Articles of Association, offer such redemption pursuant to the tender offer rules of the SEC, and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.
The Sponsor and Cowen Investments (the “Initial Shareholders”) have agreed (a) to vote their founder shares, the ordinary shares included in the Private Units (the “Private Shares”) and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (b) not to propose an amendment to the Company’s Memorandum and Articles of Association with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting public shareholders with the opportunity to redeem their Public Shares in conjunction with any such amendment, (c) not to redeem any shares (including the founder shares and Private Shares) into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek shareholder approval in connection therewith) or a vote to amend the provisions of the Memorandum and Articles of Association relating to shareholders’ rights of pre-Business Combination activity; and (d) that the founder shares and securities underlying the Private Units shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Initial Shareholders will be entitled to liquidating distributions from the Trust Account with respect to Public Shares they hold if the Company fails to complete its Business Combination.
If the Company is unable to complete a Business Combination within 18 months from the closing of the Initial Public Offering (or 21 months from the closing of the Initial Public Offering if the Company has an executed letter of intent, agreement in principle or definitive agreement for a Business Combination within 18 months from the closing of the Initial Public Offering but has not completed the Business Combination within such 18 month period) (the “Combination Period”), the Company will (i) cease all

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than five business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable and less interest to pay dissolution expenses up to $50,000), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Company’s board of directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations to provide for claims of creditors and the requirements of applicable law. The underwriters have agreed to waive their rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution (including Trust Account assets) will be less than $10.10 per Unit. The Sponsor has agreed that it will indemnify the Company to the extent necessary to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to the Company, but only if such a vendor or prospective target business does not execute such a waiver. However, the Sponsor may not be able to meet such obligation as the Company has not required its Sponsor to retain any assets to provide for its indemnification obligations, nor has the Company taken any further steps to ensure that the Sponsor will be able to satisfy any indemnification obligations that arise. Moreover, the Sponsor will not be liable to the Company’s public shareholders if it should fail to satisfy its obligations and instead will only be liable to the Company. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of presentation
The accompanying financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).
Emerging growth company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from our estimates.
Cash and cash equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of March 31, 2018 and 2017.
Cash and marketable securities held in Trust Account
At March 31, 2018, the assets held in the Trust Account were substantially held in U.S. Treasury Bills.
Ordinary shares subject to possible redemption
The Company accounts for its ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at March 31, 2018, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of the Company’s balance sheet.
Income taxes
The Company complies with the accounting and reporting requirements of ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company’s management determined that the British Virgin Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of March 31, 2018 and 2017, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company may be subject to potential examination by foreign taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.
The Company’s tax provision is zero because the Company is organized in the British Virgin Islands with no connection to any other taxable jurisdiction. As such, the Company has no deferred tax assets. The Company is considered to be an exempted British Virgin Islands Company, and is presently not subject to income taxes or income tax filing requirements in the British Virgin Islands or the United States.
Net loss per ordinary share
Net loss per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Weighted average shares as of March 31, 2017 and 2016 were reduced for the effect of an aggregate of 562,500 ordinary shares that are subject to forfeiture if the over-allotment option was not exercised by the underwriters (see Note 7). Ordinary shares subject to possible redemption at March 31, 2018, which are not currently redeemable and are not redeemable at fair value, have been excluded from the calculation of basic loss per share since such shares, if redeemed, only participate in their pro rata share of the Trust Account earnings. The Company has not considered the effect of  (1) warrants sold in the Initial Public Offering and private placement to purchase 7,468,125 ordinary shares, and (2) rights sold in the Initial Public Offering and private placement that convert into 1,493,625 ordinary shares, in the calculation of diluted loss per share, since the exercise of the warrants and the conversion of rights into ordinary shares is contingent upon the occurrence of future events. As a result, diluted loss per share is the same as basic loss per share for the periods.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Reconciliation of net loss per ordinary share
The Company’s net income is adjusted for the portion of income that is attributable to ordinary shares subject to redemption, as these shares only participate in the income of the Trust Account and not the losses of the Company. Accordingly, basic and diluted loss per ordinary share is calculated as follows:
	Years Ended March 31,		For the Period from July 31, 2015 (inception) through March 31, 2016
	2018	2017
Net income (loss)	$856,407	$(60)	$(2,733)
Less: Income attributable to ordinary shares subject to redemption	(1,086,961)	—	—
Adjusted net loss	$(230,554)	$(60)	$(2,733)
Weighted average shares outstanding, basic and diluted	4,721,185	3,750,000	3,750,000
Basic and diluted net loss per ordinary share	$(0.05)	$(0.00)	$(0.00)

Concentration of credit risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of  $250,000. The Company had not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.
Fair value of financial instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheets, primarily due to their short-term nature.
Recently issued accounting standards
Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
3.   INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 14,375,000 Units at a purchase price of $10.00 per Unit, which includes the full exercise by the underwriters of their over-allotment option in the amount of 1,875,000 Units at $10.00 per Unit. Each Unit consists of one ordinary share, one Public Right and one Public Warrant. Each Public Right will convert into one-tenth (1/10) of one ordinary share (see Note 7). Each Public Warrant entitles the holder to purchase one-half  (1/2) of one ordinary share at an exercise price of  $11.50 per whole share (see Note 7). The Company will not issue fractional shares.
4.   PRIVATE PLACEMENT
Simultaneously with the Initial Public Offering, the Sponsor and Cowen Investments purchased an aggregate of 561,250 Private Units for an aggregate purchase price of  $5,612,500, of which 425,000 Private Units were purchased by the Sponsor and 136,250 Private Units were purchased by Cowen Investments. The proceeds from the Private Units were added to the net proceeds from the Initial Public Offering held in the Trust Account.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

The Private Units are identical to the Units sold in the Initial Public Offering, except for the Private Warrants, as described in Note 7. The holders have agreed not to transfer, assign or sell any of the Private Units or underlying securities (except to certain permitted transferees and provided the transferees agree to the same terms and restrictions as the permitted transferees of the founder shares must agree to) until after the completion of a Business Combination.
5.   RELATED PARTY TRANSACTIONS
Founder Shares
On August 31, 2015, the Company issued an aggregate of 1,437,500 founder shares to its initial shareholders for an aggregate purchase price of  $25,000 in cash, or approximately $0.017 per share. On September 17, 2015, the Company effectuated a 2-for-1 sub-division of its ordinary shares resulting in an aggregate of 2,875,000 founder shares outstanding and held by the initial shareholders. On March 29, 2017, the Company effectuated a 1.5-for-1 sub-division of its ordinary shares resulting in an aggregate of 4,312,500 founder shares outstanding and held by the initial shareholders. On May 17, 2017, the Sponsor surrendered and returned to the Company, for nil consideration, an aggregate of 718,750 founder shares, which were cancelled, leaving an aggregate of 3,593,750 founder shares outstanding. In connection with the Initial Public Offering, the Sponsor forfeited 136,250 founder shares, which such shares were cancelled and simultaneously issued to Cowen Investments for no additional consideration (see Note 6).
The 3,593,750 founder shares included an aggregate of up to 468,750 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the initial shareholders would collectively own 20% of the Company’s issued and outstanding shares after the Initial Public Offering (excluding the sale of the Private Units). As a result of the underwriters’ election to exercise their over-allotment option in full, 468,750 founder shares are no longer subject to forfeiture.
The initial shareholders have agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to 50% of the founder shares, the earlier of  (i) one year after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share (as such amount may be adjusted) for any 20 trading days within any 30-trading day period commencing after a Business Combination, with respect to the remaining 50% of the founder shares, upon one year after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property.
Related Party Advances
Through March 31, 2018, the Company received an aggregate of  $347,635 in advances, of which $162,255 was received during the year ended March 31, 2018 from the Company’s Chairman and Chief Executive Officer and the Company’s Chief Financial Officer to be used for the payment of costs related to the Initial Public Offering and for working capital purposes. The advances are non-interest bearing, unsecured and due on demand. During the year ended March 31, 2018, the Company has repaid $319,197 of such advances. Advances amounting to $11,095 and $168,037 were outstanding as of March 31, 2018 and 2017, respectively.
Administrative Services Arrangement
The Company entered into an agreement whereby, commencing on June 20, 2017 through the earlier of the Company’s consummation of a Business Combination and its liquidation, the Company pays the Sponsor a monthly fee of  $10,000 for office space, utilities and administrative services. For the year ended

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

March 31, 2018, the Company incurred $90,000 in fees for these services, of which $20,000 is included in accounts payable and accrued expenses in the accompanying balance sheets.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into additional Private Units at a price of  $10.00 per Unit. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.
6.   COMMITMENTS AND CONTINGENCIES
Registration Rights
Pursuant to a registration rights agreement entered into on June 19, 2017, the holders of the founder shares, Private Units and any Units that may be issued upon conversion of the Working Capital Loans (and underlying securities) are entitled to registration rights. The holders of 25% of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
The underwriters are entitled to a deferred fee of three and one-half percent (3.5%) of the gross proceeds of the Initial Public Offering, or $5,031,250 in the aggregate. Of such amount, up to approximately 0.5% per Unit, or $718,750, may be paid to third parties not participating in the Initial Public Offering that assist the Company in consummating its Business Combination. The election to make such payments to third parties will be solely at the discretion of the Company, and such third parties will be selected by the Company in its sole and absolute discretion. The deferred fee will be paid in cash upon the closing of a Business Combination from the amounts held in the Trust Account, subject to the terms of the underwriting agreement.
7.   SHAREHOLDERS’ EQUITY
Preferred Shares — The Company is authorized to issue an unlimited number of no par value preferred shares, divided into five classes, Class A through Class E, each with such designation, rights and preferences as may be determined by a resolution of the Company’s board of directors to amend the Memorandum and Articles of Association to create such designations, rights and preferences. The Company has five classes of preferred shares to give the Company flexibility as to the terms on which each Class is issued. All shares of a single class must be issued with the same rights and obligations. Accordingly, starting with five classes of preferred shares will allow the Company to issue shares at different times on different terms. At March 31, 2018 and 2017, there are no preferred shares designated, issued or outstanding.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

Ordinary Shares — The Company is authorized to issue an unlimited number of no par value ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each share. At March 31, 2018, there were 5,091,071 ordinary shares issued and outstanding (excluding 13,438,929 ordinary shares subject to possible redemption). At March 31, 2017, there were 4,312,500 ordinary shares issued and outstanding, of which 562,500 were subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full.
The Sponsor forfeited 136,250 founder shares, which such shares were cancelled and simultaneously issued to Cowen Investments for no additional consideration (the “Cowen Shares”). The issuance of the Cowen Shares occurred simultaneously with the consummation of the Initial Public Offering. The Company accounted for the Cowen Shares as an expense of the Initial Public Offering resulting in a charge directly to shareholders’ equity. The Company estimated the fair value of the Cowen Shares to be $1,362,500 based upon the offering price of the Units of  $10.00 per Unit. Cowen Investments has agreed not to transfer, assign or sell any of the Cowen Shares (except to certain permitted transferees) until, with respect to 50% of the Cowen Shares, the earlier of  (i) one year after the date of the consummation of a Business Combination, or (ii) the date on which the closing price of the Company’s ordinary shares equals or exceeds $12.50 per share for any 20 trading days within any 30-trading day period commencing after a Business Combination, and with respect to the remaining 50% of the Cowen Shares, upon one year after the date of the consummation of a Business Combination, or earlier, in each case, if, subsequent to a Business Combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property. In addition, Cowen Investments has agreed (i) to waive its redemption rights with respect to such shares in connection with the completion of a Business Combination and (ii) to waive its rights to liquidating distributions from the Trust Account with respect to such shares if the Company fails to complete a Business Combination within the Combination Period.
The Cowen Shares have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days pursuant to Rule 5110(g)(1) of FINRA’s NASD Conduct Rules. Pursuant to FINRA Rule 5110(g)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the date of the Initial Public Offering, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the Initial Public Offering except to any underwriter and selected dealer participating in the Initial Public Offering and their bona fide officers or partners.
Rights — Each holder of a right will receive one-tenth (1/10) of one ordinary share upon consummation of a Business Combination, even if the holder of such right redeemed all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the rights. No additional consideration will be required to be paid by a holder of rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid for by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of rights to receive the same per share consideration the holders of the ordinary shares will receive in the transaction on an as-converted into ordinary share basis and each holder of a right will be required to affirmatively convert its rights in order to receive 1/10 share underlying each right (without paying additional consideration). The shares issuable upon exchange of the rights will be freely tradable (except to the extent held by affiliates of the Company).
If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds with respect to their rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such rights, and the rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the rights upon consummation

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

of a Business Combination. Additionally, in no event will the Company be required to net cash settle the rights. Accordingly, the rights may expire worthless.
Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of  (a) the consummation of a Business Combination or (b) 12 months from the effective date of the registration statement relating to the Initial Public Offering. No Public Warrants will be exercisable for cash unless the Company has an effective and current registration statement covering the ordinary shares issuable upon exercise of the Public Warrants and a current prospectus relating to such ordinary shares. Notwithstanding the foregoing, if a registration statement covering the ordinary shares issuable upon the exercise of the Public Warrants is not effective within 90 days from the consummation of a Business Combination, the holders may, until such time as there is an effective registration statement and during any period when the Company shall have failed to maintain an effective registration statement, exercise the Public Warrants on a cashless basis pursuant to an available exemption from registration under the Securities Act. If an exemption from registration is not available, holders will not be able to exercise their Public Warrants on a cashless basis. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.
The Private Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except the Private Warrants are exercisable for cash (even if a registration statement covering the ordinary shares issuable upon exercise of such Private Warrants is not effective) or on a cashless basis, at the holder’s option, and are be redeemable by the Company, in each case so long as they are still held by the Initial Shareholders or their affiliates.
The Company may call the warrants for redemption (excluding the Private Warrants):
•
in whole and not in part;

•
at a price of  $.01 per warrant;

•
at any time while the Public Warrants are exercisable;

•
upon not less than 30 days’ prior written notice of redemption to each Public Warrant holder;

•
if, and only if, the reported last sale price of the ordinary shares equals or exceeds $18.00 per share, for any 20 trading days within a 30 trading day period ending on the third trading day prior to the notice of redemption to Public Warrant holders; and

•
if, and only if, there is a current registration statement in effect with respect to the ordinary shares underlying such warrants at the time of redemption and for the entire 30-day trading period referred to above and continuing each day thereafter until the date of redemption.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as described in the warrant agreement.
The exercise price and number of ordinary shares issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary dividend or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of ordinary shares at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such warrants. Accordingly, the warrants may expire worthless.

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

8.   FAIR VALUE MEASUREMENTS
The Company follows the guidance in ASC 820 for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:
Level 1:
Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:
Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:
Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

The following table presents information about the Company’s assets that are measured at fair value on a recurring basis at March 31, 2018 and 2017, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Level	March 31, 2018	March 31, 2017
Assets:
Marketable securities held in Trust Account	1	$146,350,150	$—

CONSTELLATION ALPHA CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2018

9.   SELECTED QUARTERLY INFORMATION (UNAUDITED)
The following table presents summarized unaudited quarterly financial data for each of the four quarters in the years ended March 31, 2018 and 2017. The data has been derived from the Company’s unaudited financial statements that, in management’s opinion, include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of such information when read in conjunction with the Financial Statements and Notes thereto. The results of operations for any quarter are not necessarily indicative of the results of operations for any future period.
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Year ended March 31, 2018
Operating costs	$22,525	$104,638	$97,330	$81,750
Unrealized loss on marketable securities	$(23,987)	$—	$(11,862)	$(9,567)
Interest income	$14,796	$351,090	$360,898	$481,282
Net income (loss)	$(31,716)	$246,452	$251,706	$389,965
Basic and diluted loss per share	$(0.01)	$(0.02)	$(0.01)	$(0.01)
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Year ended March 31, 2017
Operating expenses	$30	$30	$—	$—
Net loss	$(30)	$(30)	$—	$—
Basic and diluted loss per share	$(0.00)	$(0.00)	$—	$—
10.   SUBSEQUENT EVENTS
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Annex A
DATED AUGUST 2, 2018
SHARE PURCHASE AGREEMENT
AMONGST
PEEPUL CAPITAL FUND II LLC;
CHINTALAPATI HOLDINGS PRIVATE LIMITED;
PALMYRAH CAPITAL PTE LIMITED;
AVINI PRIVATE LIMITED
AND
MR. RAJU VENKATRAMAN
AND
OTHER SHAREHOLDERS (as identified on Schedule I hereto)
AND
CONSTELLATION HEALTH HOLDINGS PTE LTD
AND
CONSTELLATION ALPHA CAPITAL CORP.
AND
MEDALL HEALTHCARE PRIVATE LIMITED

SHARE PURCHASE AGREEMENT
This SHARE PURCHASE AGREEMENT (“Agreement”) is entered into on the 2nd day of August, 2018 (“Execution Date”)
BY AND AMONG:
PEEPUL CAPITAL FUND II LLC, a company incorporated under the laws of Mauritius and having its office at St. Louis Business Centre, Cnr Desroches & St. Louis Streets, Port Louis, Mauritius (hereinafter referred to as the “Seller 1” which term shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns)
AND
CHINTALAPATI HOLDINGS PRIVATE LIMITED, a company incorporated under the laws of India and having its office at Bldg-3, iLabs Centre, #18, Software Units Layout, Madhapur, Hyderabad 500 081 (hereinafter referred to as the “Seller 2” which term shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns)
AND
PALMYRAH CAPITAL PTE LIMITED, a company incorporated under the laws of Singapore and having its office at #10-01, Collyer Quay, Ocean Financial Centre, Singapore 049 315 (hereinafter referred to as the “Seller 3” which term shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns)
AND
AVINI PRIVATE LIMITED, a company incorporated under the laws of Singapore and having its office at 18 Cross Street, #14-01/02, Singapore 048423 (hereinafter referred to as the “Seller 4” which term shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns)
AND
MR. RAJU VENKATRAMAN, an Indian Resident, residing at No. 9, Casuarina Drive, Kapaleeshwarar Nagar, Neelankarai, Chennai-600041 (hereinafter referred to as “Promoter”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to include his heirs, executors, and administrators)
AND
THE PERSONS LISTED IN SCHEDULE I, acting through their power of attorney holder, Mr. S. V. Ramanan (hereinafter referred to as the “Other Shareholders”, which expression shall, unless repugnant to the context or meaning thereof, be deemed to mean and include their legal heirs, executors, administrators and permitted assigns)
(The Seller 1, Seller 2, Seller 3, Seller 4, Promoter, and the Other Shareholders shall individually be referred to as a “Seller” and collectively as the “Sellers”)
AND
CONSTELLATION HEALTH HOLDINGS PTE. LTD., a company incorporated in Singapore with executive offices at 30 Cecil Street, #19-08, Prudential Tower, Singapore (049712) (hereinafter referred to as the “Purchaser” which term shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns).
AND
CONSTELLATION ALPHA CAPITAL CORP., a company incorporated in the British Virgin Islands with executive offices at Emerald View, Suite 400, 2054 Vista Parkway, West Palm Beach, FL 33411, U.S.A. (hereinafter referred to as the “Purchaser Parent” which term shall, unless repugnant to the context or meaning thereof, be deemed to mean and include its successors and permitted assigns).

AND
MEDALL HEALTHCARE PRIVATE LIMITED, CIN No. U85110TN1994PTC029023 a company incorporated under the Companies Act, 1956 and having its registered office at 191, Poonamallee High Road, Kilpauk, Chennai 600010, Tamil Nadu, India (hereinafter referred to as “Company”, which term shall, unless repugnant to the context or meaning thereof, include its successors and permitted assigns).
The Sellers, the Purchaser, the Purchaser Parent and the Company shall individually be referred to as a “Party” and collectively as the “Parties”.
The Promoter and Other Shareholders shall individually be referred to as “Management Seller” and collectively as “Management Sellers”.
WHEREAS:
(A)
The Company and its subsidiaries are engaged in the business of setting up and operating diagnostic labs and pathology labs engaging in the provision of radiological diagnostic facilities such as ultrasonography, CT scans, MRI scans, mammography, x-ray and pathological services, etc.;

(B)
The Sellers, as of the Execution Date, own and hold 100% (one hundred percent) of the share capital of the Company on a Fully Diluted Basis. Further details of the Company and the Group are set out in Exhibit I;

(C)
The Purchaser is a 100% (one hundred percent) subsidiary of the Purchaser Parent and the Purchaser is desirous of purchasing and the Sellers are desirous of selling the Sale Shares (as defined hereinafter) and the Second Tranche Sale Shares (as defined hereinafter) in the manner provided in this Agreement;

(D)
The Parties are now entering into this Agreement to record the mutual rights and obligations in relation to the sale and purchase of the Sale Shares and the Second Tranche Sale Shares and other matters in connection therewith.

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the Parties, the Parties hereby agree to the following:
1.
DEFINITIONS AND INTERPRETATION

1.1
Definitions

“Accounting Standards” means generally accepted accounting principles, standards, and practices applicable to the Group.
“Accepted Claim Amount” shall have the meaning as set forth in Clause 8.2 (c) (i).
“Affiliate” means:
(i)
with respect to any Person (other than a natural Person), any other Person that is, directly or indirectly, through one or more intermediate Persons, Controlling, Controlled by, or under common Control with, such Person,

(ii)
with respect to any natural Person: (i) any other Person that is a Relative of such Person; and (ii) any Person that is, directly or indirectly, through one or more intermediate Persons, Controlled by such Person, or the Relative of such Person.

“Aggregate Closing Date Sale Consideration” shall mean such percentage of the Sale Consideration which is corresponding to the Sale Shares as set out in the Updated Schedule V less the Deferred Sale Consideration for relevant Sellers in the ratio as set out in the Updated Schedule V.

“Agreed Net Debt” shall mean the net debt of the Company, whether positive or negative, based on the principles set forth in Schedule XII and agreed by the Seller 1, Purchaser, and the Promoter in terms of Clause 4.1(d).
“Agreed Net Working Capital” shall mean the working capital of the Company, whether positive or negative, based on the principles set forth in Schedule XII and agreed by the Seller 1, Purchaser, and the Promoter in terms of Clause 4.1(d).
“Approved Expert” shall mean Deloitte.
“Award” shall have the meaning as set forth in Clause 8.2(c)(v) (B).
“BG — Second Tranche Sale Consideration” shall have the meaning as set forth in paragraph 11 of Schedule III.
“Big 4 Accounting Firm” shall mean one of KPMG, PricewaterhouseCoopers, EY, Deloitte Touche Tohmatsu, or such local firm of chartered accountants associated with any of them in India and their respective successors;
“Business Combination” shall mean a transaction which satisfies the requirements of the Purchaser Parent’s Charter Documents and the respective requirements of the SEC and the NASDAQ.
“Business Days” shall mean days (other than Saturday or Sunday) on which banks are generally open for operation in United States of America, British Virgin Islands, Singapore, Mauritius and Chennai, India.
“Business Representations and Warranties” shall have the meaning as set forth in Clause 6.3.
“CCPS” shall mean compulsorily convertible preference shares of the Company, and shall include the Class A CCPS, Class B CCPS, Class C CCPS, Class D CCPS, Class E CCPS and the Class F CCPS, issued by the Company under the Existing Agreements.
“Charter Documents” shall mean, with respect to a Person, the constitution, the articles of association and, or, memorandum of association, or incorporation documents, of such Person (as may be applicable).
“Claim” shall have the meaning as set forth in Clause 8.2 (c) (i).
“Closing” shall have the meaning as set forth in Clause 5.3.
“Closing Date” shall mean a date no later than the 5th Business Day after the Agreed Net Debt and the Agreed Working Capital has been finalized in terms of Clause 4.1(d), or such other later date agreed in writing between the Promoter, Seller 1, and the Purchaser.
“Closing Resolutions” shall mean the following resolutions of the Company Board:
(i)
Approving:

(A)
the transfers of the relevant Sale Shares from the relevant Seller to the Purchaser and recording of such transfers in the registers of the Company;

(B)
the appointment of the relevant Purchaser’s nominees as directors on the Company Board;

(C)
the resignation of the relevant nominees of Seller 1, Seller 2, Seller 3, and Seller 4 as directors on the Company Board and Group Companies;

(D)
the appointment of persons nominated by the Purchaser as the authorized signatories to all the bank accounts of Company, and the cessation of the authorized signatory rights granted by Company to the nominees of the Sellers resigning from the Company Board;

(E)
calling of an extra ordinary general meeting of the shareholders of the Company as on the Closing Date.

(ii)
Authorizing:

(A)
changes to the register of directors of Company to record the resignation of the Sellers’ nominees as directors and the appointment of the Purchaser’s nominees as directors;

(B)
changes to the register of members and the register of transfers of the Company to record the transfer of the Sale Shares to the Purchaser;

“CLRA” shall mean the Contract Labour Regulation and Abolition) Act, 1970.
“Company Board” means the board of directors of the Company.
“Company Fundamental Warranties” shall mean the Company Representations and Warranties set forth under Paragraphs 2.1, 2.2.1, 2.3, 2.4 and 2.5 of Part B of Schedule IV.
“Company Representations and Warranties” shall have the meaning as set forth in Clause 6.2.
“Conditions Precedent” shall mean, collectively, the Sellers Conditions Precedent and the Purchaser Conditions Precedent.
“Consents” shall mean any approval, consent, ratification, waiver, notice or other authorisation of or from or to any Person, including banks and financial institutions (other than a Governmental Approval) that may be required for (i) the execution of this Agreement; and (ii) the consummation of the transactions contemplated under this Agreement.
“Control” or “Controlling” or “Controlled” in relation to a Person means the direct or indirect:
(i)
the legal, beneficial, or economic ownership of more than 50% (fifty percent) of the voting interest of that Person; or

(ii)
the right to appoint a majority of the board of directors, managers, partners, or other individuals exercising similar authority over or with respect to that Person; or

(iii)
the right or power to direct or cause the direction of the management or policies of such Person, whether through the right to appoint a majority of the board of directors, managers, partners, or other individuals exercising similar authority over or with respect to that Person or the ownership of voting rights in such Person, by contract or otherwise.

“Closing Date Financials” shall mean the estimated balance sheet, cashflow statement and P&L statement as of the Closing Date, prepared in accordance with Accounting Standards consistently applied, and delivered by Seller 1 in accordance with Clause 4.1.
“Deferred Sale Consideration” shall mean the aggregate of the Tax AIA, Receivables AIA and the General AIA.
“Deloitte” shall mean Deloitte Touche Tohmatsu, or such local firm of chartered accountants associated with them in India and their respective successors.
“Demat Sale Shares” shall have the meaning set forth in Paragraph 6(i) of Schedule III.
“Disclosures” shall mean the Disclosure Schedule and the Updated Disclosure Schedule.
“Disclosure Schedule” shall mean the letter in agreed form issued by the Sellers or any of them on the Execution Date setting out identified disclosures to the specific Representations and Warranties (other than the Fundamental Warranties and the Seller Tax Warranties) provided by them; provided that any matters that have been disclosed against any such specific Representations and Warranties (other than the Fundamental Warranties and the Seller Tax Warranties) shall be deemed to have been disclosed against all other relevant Representations and Warranties (other than the Fundamental Warranties and the Seller Tax Warranties) to the extent reasonably apparent from a reading of the relevant disclosure. The Disclosure Schedule shall be in the form attached as Schedule X hereto.

“Dispute” shall have the meaning as set forth in Clause 10.1.
“Disputed Claim Amount” shall have the meaning as set forth in Clause 8.2 (c) (i).
“Documents” shall have the meaning as set forth in Paragraph 2.1(ii) of Part B of Schedule IV.
“Escrow Agent” shall mean an escrow agent as may be mutually agreed between the Purchaser and the Promoter.
“Encumbrance” shall mean:
(i)
Any mortgage, charge (whether fixed or floating), pledge, equitable interest, lien, hypothecation, assignment, title retention or other security interest or encumbrance securing or conferring any priority of payment in respect of any obligation of any Person;

(ii)
a right of first offer, right of first refusal and/or a call option in favour of any other person.

“Estimated Net Debt” shall mean the estimated net debt of the Company as of the Closing Date, whether positive or negative, derived from the Closing Date Financials, and as set out in the statement delivered by the Seller 1 in terms of Clause 4.1 (a).
“Estimated Net Working Capital” shall mean the estimated working capital of the Company as of the Closing Date, whether positive or negative, derived from the Closing Date Financials, and as set out in the statement delivered by the Seller 1 in terms of Clause 4.1 (a).
“Equity Shares” means the equity shares of the Company having a par value of INR 10 (Rupees ten only) each.
“Excess General AIA” shall have the meaning as set forth in Clause 8.2(c)(i).
“Excess Tax AIA” shall have the meaning as set forth in Clause 8.2(a)(ii).
“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.
“Existing Agreements” shall mean the Investment Agreement amongst inter alia the Company, Seller 1 and Seller 2, dated 21 August 2009; First Amendment Agreement to the Investment Agreement amongst inter alia the Company, Seller 1 and Seller 2, dated 2 February 2010; Second Amendment Agreement to the Investment Agreement amongst inter alia the Company, Seller 1 and Seller 2, dated 24 April 2010; Third Amendment Agreement to the Investment Agreement amongst inter alia the Company, Seller 1 and Seller 2, dated 10 December 2010; Fourth Amendment Agreement to the Investment Agreement amongst inter alia the Company, Seller 1, Seller 3, and Seller 2, dated 6 May 2011; Fifth Amendment Agreement to the Investment Agreement amongst inter alia the Company, Seller 1, Seller 3, and Seller 2, dated 2 March 2012; Sixth Amendment Agreement to the Investment Agreement amongst inter alia the Company, Seller 1, Seller 3, and Seller 2, dated 27 December 2012; Subscription Agreement amongst inter alia the Company, Siguler Guff NJDM Investments Holdings Limited, Seller 1, Seller 3, and Seller 2 dated 25 June 2014; Seventh Amendment Agreement to the Investment Agreement amongst inter alia the Company, Siguler Guff NJDM Investments Holdings Limited, Seller 1, Seller 3, and Seller 2, dated 19 January 2017; and Amendment to the Subscription Agreement amongst inter alia the Company, Siguler, Seller 1, Seller 3, and Seller 2, dated 27 March 2017.
“Extended Purchaser CP Longstop Date” shall have the meaning as set forth in Clause 3.2(iv)(b).
“Extended Seller CP Longstop Date” shall have the meaning as set forth in Clause 3.2(iv)(a).
“EY” shall mean EY, or such local firm of chartered accountants associated with them in India and their respective successors.
“FEMA” shall have the meaning as set forth in Paragraph 10 of Schedule XIII.
“Financial Statement” means, for each given year, the audited balance sheet, cashflow statement and P&L statement of the relevant Group Company for such year.

“Financial Year” or “FY” shall mean the fiscal year beginning on 1 April of each year and ending on 31 March of the immediately succeeding year;
“Fully Diluted Basis” means the total equity share capital of the Company calculated assuming that all outstanding securities convertible and/or exchangeable into Equity Shares or rights or options which carry a right to subscribe to Equity Shares (whether or not by their terms then currently convertible, exercisable or exchangeable) have been so converted, exercised or exchanged.
“Fundamental Warranty” means any of the Seller Fundamental Warranties and the Company Fundamental Warranties, and “Fundamental Warranties” shall mean a collective reference to all the Seller Fundamental Warranties and the Company Fundamental Warranties.
“General AIA” shall mean the aggregate amount of Rs.250,000,000 (Rupees two hundred and fifty million) which shall be payable by the Purchaser to the Promoter and Seller 1 subject to the terms of Clause 8.2 (c).
“General AIA Notice” shall have the meaning as set forth in Clause 8.2 (c) (i).
“Governmental Approval” shall mean any permission, approval, consent, license, permit, order, decree, authorization from or with any Governmental Authority.
“Governmental Authority” shall mean any entity, authority or body exercising executive, legislative, judicial, quasi-judicial, regulatory, or administrative functions of or pertaining to the government, and any related court or tribunal.
“Government Litigation” shall have the meaning as set forth in Clause 7.4(k).
“Government Official” shall have the meaning set forth in Clause 10 of Part A of Schedule IV.
“Group” shall mean the Company and any Person which is under the Control of the Company or its subsidiaries, including Exhibit I, “Group Company” means any member of the Group, and “Group Companies” means a collective reference to all such Persons;
“Historical Financial Statements” shall mean the Financial Statements for the financial years ending March 31, 2010 through March 31, 2018.
“Identified Bank” shall mean (i) JP Morgan Chase; (ii) HSBC; (iii) Citi; (iv) Bank of America; (v) Barclays Bank; (vi) DBS; or (vii) Standard Chartered Bank, including their respective affiliates and successors outside India or such other bank as may be agreed between the Purchaser, Seller 1, and the Promoter.
“IFRS Financial Statements” shall mean the audited Financial Statements of the Company prepared in accordance with IFRS as promulgated by the International Accounting Standards Board for the last 3 (three) financial years ending on March 31, 2018.
“Indebtedness” shall mean any indebtedness of the Group which may bind and/or oblige any Group Company to make any payment, for or in respect of:
(i)
moneys borrowed;

(ii)
any amount raised pursuant to the issue of bonds, notes, non-convertible debentures, loan stock or any similar instrument;

(iii)
any amount raised under any other transaction having the commercial effect of a borrowing;

(iv)
any financial leases availed;

(v)
any bill discounting facility availed;

(vi)
any acceptances and co-acceptances;

(vii)
any hire purchase agreements entered by a Group Company; and

(without double counting) any liability in respect of any guarantee, indemnity or comfort provided by any Group Company or binding on any member of the Group for any of the items referred to in paragraphs (i) to (iii) above, for the benefit of any other Person including if any asset of any other Person is secured for any of such items referred to in (i) to (vii) above.
“Indemnified Party” shall mean the:(i) Purchaser, the Purchaser Parent, their respective directors, officers, managers, employees, Principal Officers and/or agents; or (ii) where any Loss has been suffered or incurred by a Group Company, at the Purchaser’s sole option, any Group Company.
“Indemnifying Party” shall mean (i) a Seller, in the case of a claim made against such Seller under Clause 7.1(i)(A); (ii) Seller 1 and the Promoter, in the case of a claim made against them under Clause 7.1(i)(B), Clause 7.1(ii) and/or Clause 7.1(iv); and (iii) a Tax Warrantor in the case of a claim made against it under Clause 7.1(iii).
“Indemnifying Party Notice” shall have the meaning as set forth in Clause 8.2(c)(v) (B).
“Indemnity Notice” shall have the meaning as set forth in Clause 8.2(c)(ii).
“Indemnity Payment Amount” shall have the meaning as set forth in Clause 8.2(c)(ii).
“India-Mauritius Tax Treaty” means the Double Tax Avoidance Treaty entered into between India and Mauritius, read with protocol thereto, as amended from time to time.
“India-Singapore Tax Treaty” means the Double Tax Avoidance Treaty entered into between India and Singapore, read with protocol thereto, as amended from time to time.
“Information” shall have the meaning as set forth in Clause 11.1.
“INR” or “Rs.” shall mean Indian Rupees, being the lawful currency of India.
“IT Act” means the (Indian) Income Tax Act, 1961.
“IT Rules” means the Income Tax Rules 1962 as amended from time to time.
“IT Investigation” means the investigation of the Company by the Income Tax Department of the Government of India with respect to the search proceedings initiated on November 29, 2017, pursuant to a warrant issued in this regard.
“IT Investigation Demand” shall have the meaning as set forth in Clause 8.2 (a) (i).
“Jharkhand Collection Amount” means the amounts, upto a maximum of INR 70,000,000 (Rupees seventy million) (inclusive of any Tax deducted at source), received by the Company and/or Medall Scans and Labs Ranchi Private Limited from the Jharkhand Corporation (or the State Government of Jharkhand, including its agencies) between the 26 July 2018 and 31 August 2018 in connection with the Concession Agreement executed between the Company and the Jharkhand Corporation dated 8 May 2015 against receivables due to the Company and/or Medall Scans and Labs Ranchi Private Limited under the said agreement prior to the Execution Date.
“Jharkhand Corporation” shall mean the Jharkhand Medical and Health Infrastructure Development and Procurement Corporation.
“Joint Notice” shall have the meaning as set forth in Clause 8.2 (c) (v) (A).
“Last Payment Date” shall have the meaning as set forth in Clause 8.2 (a) (vi).
“Law” shall mean any applicable law, statute, order, decree, rule, regulation, notifications, by-laws, policies, directions, directives, guidelines, circulars or other requirements of any Governmental Authority, in each case having the binding force of law and shall include a decree, judgment, injunction or order of a Governmental Authority binding on a relevant Party. For sake of clarity, Law shall include all laws prevalent in the United States of America, British Virgin Islands, Singapore, Mauritius and India, as applicable.

“Litigation” shall mean litigation of any kind and shall include all suits, civil and criminal actions, mediation or arbitration proceedings, and all legal proceedings, investigations, enquiries searches pending whether before any Governmental Authority or any arbitrator or arbitrators or any show-cause notices/correspondence received in this regard;
“Long Stop Date” shall mean a date that shall be no later than 4 (four) months from the Execution Date or such other date as may be mutually agreed in writing between Seller 1, Promoter, and the Purchaser.
“Losses” shall mean any losses, damages, costs (including any reasonable attorney fees, litigation, or recovery costs), expenses, penalties and/or liabilities directly incurred or suffered by an Indemnified Party; excluding (i) any such loss, damage, cost, expense, penalty or liability which is a loss of business opportunity, income or profits, or (ii) any consequential, indirect, punitive or special losses, liabilities or damages. For the sake of clarity, a Loss to any Group Company shall be deemed to be a Loss to the Purchaser.
“Material Adverse Effect” shall mean the occurrence of an event following the Execution Date which results or would result in any one of the following:
(i)
recognition, in accordance with Accounting Standards, by the Company of an additional liability of an amount of INR 100,000,000 (Rupees one hundred million) or more, other than those incurred in the ordinary course of business of the Company;

(ii)
impairment, in accordance with Accounting Standards, by the Company of the value of its assets by an aggregate amount of INR 100,000,000 (Rupees one hundred million);

(iii)
imposition of an Encumbrance on the Sale Shares; and/or Second Tranche Sale Shares;

(iv)
imposition of Encumbrance on any of the securities of any Group Company.

Provided however that it shall not be a Material Adverse Effect if the consequences in (i) or (ii) above are a result of change of  (a) applicable Law or (b) Accounting Standards or (c) are caused due to a force majeure event affecting the Chennai region generally or hospital and/or healthcare delivery services in India or Chennai region generally.
“Material Contract” shall mean such contracts pertaining to the Group that have a receivable or payable of more than INR 50,000,000 (Rupees fifty million) in a financial year. A list of such contracts as on the Execution Date are set out in Schedule VII.
“NASDAQ” means the Nasdaq Capital Market.
“Non-Third Party Claim Notice” shall have the meaning as set forth in Clause 7.3(a).
“Other Shareholders” shall mean those Persons identified in Schedule I hereof.
“Other Shareholder Sale Shares” shall mean 66,902 (sixty-six thousand nine hundred and two) Equity Shares held by the Other Shareholders.
“Ordinary Course of Business” shall mean carrying on the business of each Group Company in compliance with applicable Law and consistent with the Charter Documents and past practices of each such Group Company, provided that none of such actions shall restrict a Group Company from carrying out the actions as set out in this Agreement. Provided further that no related party transactions (as defined in the Companies Act), other than transactions inter-se between the Group, shall be deemed to be in the Ordinary Course of Business.
“Person” shall mean any natural person, limited or unlimited liability company, corporation, partnership (whether limited or unlimited), proprietorship, Hindu Undivided Family, trust, union, association, or any agency or political subdivision thereof or any other entity that may be treated as a person under applicable Law.
“Physical Sale Shares” shall have the meaning as set forth in Paragraph 6(ii) of Schedule III,
“PNDT” shall mean Pre-Conception and Pre-Natal Diagnostic Techniques Act 1994.

“Principal Officer” shall have the meaning under the IT Act.
“Promoter Identified Banks” shall mean (i) Identified Banks (including their Indian affiliates); (ii) ICICI Bank, (iii) HDFC Bank, including their respective affiliates and successors or such other bank as may be agreed between the Purchaser and the Promoter.
“Promoter General AIA” shall have the meaning as set forth in Clause 8.2(vi).
“Promoter Receivable Amount” shall have the meaning as set forth in Clause 8.2(b)(iii).
“Promoter Sale Shares” shall mean 8,87,185 Equity Shares and 49,00,015 Class A CCPS of the Promoter, which if aggregated with the Other Shareholders Sale Shares constitute 51.97% of the total Equity Shares held by the Management Sellers, calculated on a Fully Diluted Basis. The exact details of Promoter Sale Shares shall be as set out in Updated Schedule V.
“Promoter Tax AIA” shall have the meaning as set forth in Clause 8.2(a)(vi).
“Promoter Tax Amount” shall have the meaning as set forth in Clause 8.2(a)(iii).
“Proxy Statement” shall have the meaning as set forth in Clause 4.6.
“Purchaser Board” shall mean the board of directors of the Purchaser.
“Purchaser Conditions Precedent” shall have the meaning as set forth in Clause 3.2 (ii).
“Purchaser CP Fulfillment Notice” shall have the meaning as set forth in Clause 3.2(ii).
“Purchaser Demat Account” means the depository account opened by the Purchaser and details of which shall be provided by the Purchaser to the Sellers at least 3 (three) Business Days prior to the Closing Date.
“Purchaser Notice” shall have the meaning as set forth in Clause 8.2 (c) (v) (C).
“Purchaser Parent Board” shall mean the board of directors of the Purchaser Parent.
“Purchaser Parent Reports” shall have the meaning set forth in Schedule IV, Part C, Clause 4(i).
“Purchaser Parent Stockholders’ Approval” shall have the meaning as set forth in Schedule IV, Part C, Clause 1(ii).
“Purchaser Parent Stockholders’ Meeting” shall have the meaning as set forth in Clause 4.6.
“PwC” shall mean PricewaterhouseCoopers, or such local firm of chartered accountants associated with them in India and their respective successors.
“RBI” means Reserve Bank of India
“Receivables” shall have the meaning as set forth in Clause 8.2(b)(i).
“Receivables AIA” shall mean the aggregate amount of Rs.300,000,000 (Rupees three hundred million), which shall be payable by the Purchaser to the Promoter and Seller 1 subject to the terms of Clause 8.2 (b).
“Receivables Notice” shall have the meaning as set forth in Clause 8.2 (b) (iii).
“Receivables Notice-2” shall have the meaning as set forth in Clause 8.2 (b) (vi).
“Recovered Amount” shall have the meaning as set forth in Clause 8.2(b)(ii).
“Redeeming Stockholder” means a stockholder of the Purchaser Parent who demands that Purchaser Parent redeem its Purchaser Parent Common Stock for cash in connection with the transactions contemplated hereby and in accordance with the Purchaser Parent Charter Documents.
“Relative” shall have the meaning ascribed to the term under the Companies Act, 2013.

“Representations and Warranties” shall mean, the Seller Tax Warranties, the Seller Fundamental Warranties, the Company Representations and Warranties and/or the Business Representations and Warranties, as applicable.
“Representative” shall have the meaning as set forth in Clause 14.14.
“Respective Seller Sale Shares” shall mean such Sale Shares being transferred to the Purchaser by a Seller in accordance with the terms of this Agreement.
“Sale Consideration” shall be based on an enterprise value of the entire Company of INR 14,500,000,000 (Rupees fourteen billion five hundred million):
(i)
plus, an amount equal to the difference between the Agreed Net Working Capital and the Target Net Working Capital (if positive);

(ii)
minus, an amount equal to the difference between the Agreed Net Working Capital and the Target Net Working Capital (if negative);

(iii)
minus, an amount equal to the Agreed Net Debt (if positive);

(iv)
plus, an amount equal to the Agreed Net Debt (if negative);

“Sale Shares” shall mean, collectively the Seller 1 Sale Shares, Seller 2 Sale Shares, Seller 3 Sale Shares, Seller 4 Sale Shares, Promoter Sale Shares and the Other Shareholder Sale Shares.
“SBLCs” shall have the meaning as set forth in Clause 8.1.
“SBLC — General” shall have the meaning ascribed to the term in Clause 8.1 (c).
“SBLC — Receivables” shall have the meaning ascribed to the term in Clause 8.1 (b).
“SBLC — Tax” shall have the meaning ascribed to the term in Clause 8.1 (a).
“Second Closing Date” means a date mutually agreed upon between the Purchaser and Promoter, but shall in no event be after 30 June 2019.
“Second Closing Escrow Agreement” shall mean the escrow agreement to be executed, at Closing, between the Purchaser, Promoter, and the Escrow Agent, in a form as mutually acceptable to the Purchaser and the Promoter.
“Second Tranche Sale Consideration” shall be the consideration for the Second Tranche Sale Shares, which is set out in the Updated Schedule V less the Shortfall Collection Amount (if any). A tentative Second Tranche Sale Consideration, as of the Execution Date, is given in Schedule V attached hereto.
“Second Tranche Sale Shares” shall mean all Equity Shares (including the Equity Shares issued upon conversion at Closing of the CCPS held by the Promoter that do not form part of the Promoter Sale Shares) held by the Promoter immediately post the Closing. The details of such Second Tranche Sale Shares shall be set out in the Updated Schedule V.
“Shortfall Collection Amount” means the amount of INR 70,000,000 (Rupees seventy million) less the Jharkhand Collection Amount.
“SEC” means the United States Securities and Exchange Commission.
“Seller 1 Receivable Amount” shall have the meaning as set forth in Clause 8.2 (b) (iii).
“Seller 1 Sale Shares” shall mean:
(a)
461,837 (four hundred and sixty one thousand eight hundred and thirty seven) Equity Shares;

(b)
76,022,741 (seventy six million twenty two thousand seven hundred and forty one) Class A CCPS;

(c)
22,727,273 (twenty two million seven hundred and twenty seven thousand two hundred and seventy three) Class D CCPS; and

(d)
29,545,454 (twenty nine million five hundred and forty five thousand four hundred and fifty four) Class E CCPS.

held by the Seller 1.
“Seller 1 Tax Amount” shall have the meaning as set forth in Clause 8.2(a) (iii).
“Seller 2 Sale Shares” shall mean:
(a)
41,565(forty one thousand five hundred and sixty five) Equity Shares; and

(b)
7,602,275 (seven million six hundred and two thousand two hundred and seventy five) Class A CCPS held by the Seller 2.
“Seller 3 Sale Shares” shall mean:
(a)
4,618 (four thousand six hundred and eighteen) Equity Shares;

(b)
2,272,727 (two million two hundred and seventy two thousand seven hundred and twenty seven) Class D CCPS; and

(c)
2,954,546 (two million nine hundred and fifty four thousand five hundred and forty six) Class E CCPS held by the Seller 3.
“Seller 3 Tax Amount” shall have the meaning as set forth in Clause 8.2(a) (iii).
“Seller 4 Sale Shares” shall mean 6,066,029 (six million sixty six thousand twenty nine) Class F CCPS held by the Seller 4.
“Seller Bank Account” shall mean the bank account details of the Sellers as set out in the Updated Schedule V.
“Seller Conditions Precedent” shall have the meaning as set forth in Clause 3.2 (i).
“Sellers CP Fulfillment Notice” shall have the meaning as set forth in Clause 3.2(i).
“Sellers Demat Account” means the depository account opened by the Sellers.
“Seller Fundamental Warranties” shall have the meaning as set forth in Clause 6.1.
“Seller Representations and Warranties” shall mean the Seller Fundamental Warranties and the Seller Tax Warranties collectively.
“Seller Tax Warranties” shall have the meaning as set forth in Clause 6.4.
“SIAC” shall have the meaning as set forth in Clause 10.2.
“SIAC Rules” shall have the meaning as set forth in Clause 10.2.
“Specific Indemnity Matter” shall have the meaning as set forth in Clause 7.1(iv).
“Target Net Working Capital” shall mean an amount of INR 1,150,000,000 (Rupees one billion one hundred and fifty million).
“Tax” means any form of taxation under the IT Act or indirect taxation, including capital gains, corporate income tax, minimum alternate tax, withholding tax, buyback distribution tax, dividend distribution tax, duties (including stamp duties), imposts, levies, cesses collected, withheld or assessed or reassessed by any Governmental Authority together with any interest penalty, surcharge or fine in connection therewith, including payable in representative capacity, and the terms Taxes and Taxation will be construed accordingly.

“Tax AIA” shall mean the aggregate amount of Rs.350,000,000 (Rupees three hundred and fifty million) which shall be payable by the Purchaser to Seller 1, Seller 3 and the Promoter, subject to the terms of Clause 8.2 (a).
“Tax Authority” shall have the meaning as set forth in Paragraph 4.1.1 of Part C of Schedule IV.
“Tax Indemnity Obligation” shall have the meaning as set forth in Clause 7.1 (iii).
“Tax Notice” shall have the meaning as set forth in Clause 8.2(a) (iii).
“Tax Opinion 1” shall mean a written tax opinion obtained from a Big 4 Accounting Firm in the form and manner acceptable to the Purchaser, opining that gains arising on transfer of the Seller 1 Sale Shares by the Seller 1 to Purchaser under this Agreement should not be taxable in India under the IT Act and consequently Indian withholding tax provisions should not be applicable.
“Tax Opinion 2” shall mean a written tax opinion obtained from a Big 4 Accounting Firm in the form and manner acceptable to the Purchaser, opining that gains arising on transfer of the Seller 3 Sale Shares by the Seller 3 to Purchaser under this Agreement should not be taxable in India under the IT Act and consequently Indian withholding tax provisions should not be applicable.
“Tax Opinion 3” shall mean a written tax opinion obtained from Big 4 Accounting Firm in the form and manner acceptable to Purchaser, opining that gains arising on transfer of the Seller 4 Sale Shares by the Seller 4 to Purchaser under this Agreement should not be taxable in India under the IT Act and consequently Indian withholding tax provisions should not be applicable.
“Tax Proceedings” means notices issued or initiated writs, suits, recovery proceedings, demands, claims, representative assessee related proceedings, assessment proceedings, tax reassessment proceedings, revision proceedings, deduction at source related proceedings, interest related proceedings, penalty related proceedings, proceedings related to section 281 of the IT Act, rectification, stay of demand related proceedings, appeals and all other similar and incidental actions related to Taxes.
“Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and any amendments thereto, submitted to (or required under applicable Laws to be submitted to) a Governmental Authority.
“Tax Warrantor” shall mean Seller 1, Seller 3 and Seller 4.
“Termination Agreement” means an agreement in agreed form to be executed by all the Sellers terminating all investment agreements and shareholders agreements executed inter-se between any of the Sellers and the Company, including the Existing Agreements.
“Third Party” shall have the meaning as set forth in Clause 7.2(i).
“Third Party Claim” shall have the meaning as set forth in Clause 7.2(i).
“Third Party Claim Notice” shall have the meaning as set forth in Clause 7.2(i).
“Third Party Claim Loss Notice” shall have the meaning as set forth in Clause 7.2(iii).
“Transaction Tax” means any demand payable pursuant to any notice issued under the provisions of the IT Act for any Tax, against any of Indemnified Party, where such demand arises out of any Tax Proceedings initiated by any Tax Authority for alleged withholding tax defaults and/or being treated as a representative assessee of the Tax Warrantor or otherwise, including all demands for any interim payments, advance payments, penalties or issuance of security/bank guarantees towards payment of any such demands including reasonable accounting, legal and other costs, fees and expenses, incurred therewith, arising as a result of sale of Respective Seller Sale Shares by the Tax Warrantor to the Purchaser.
“TRC” means tax residency certificate.
“Trust Account” shall have the meaning as set forth in Clause 3(i) of Part D of Schedule IV.

“Trust Agreement” shall have the meaning as set forth in Clause 3(i) of Part D of Schedule IV.
“Trust Claims” shall have the meaning as set forth in Clause 4.9(i).
“Trustee” means Continental Stock Transfer & Trust Company, a New York corporation.
“Updated Disclosure Schedule” shall mean the letter to be issued by the Sellers or any of them at least 5 (five) Business Days prior to the Closing Date setting out the identified disclosures to the specific Representations and Warranties (other than the Fundamental Warranties and the Seller Tax Warranties), provided by them but which should relate to the period between the Execution Date and the Closing Date; provided that any matters that have been disclosed against any such specific Representations and Warranties (other than the Fundamental Warranties and the Seller Tax Warranties), shall be deemed to have been disclosed against all other Representations and Warranties (other than the Fundamental Warranties and the Seller Tax Warranties), as the case may be, to the extent reasonably apparent from a reading of the relevant disclosure.
“Updated Schedule V” shall mean the updated Schedule V as of the Closing Date which shall be provided by the Seller 1 and the Promoter to the Purchaser at least 3 (three) Business Days before the Closing Date and shall be in agreed form containing details and be in the format as provided in the tentative Schedule V as of the Execution Date which is set out herein
“USD” shall mean United States dollars, being the lawful currency of the United States of America.
“U.S. GAAP” means the United States generally accepted accounting principles, consistently applied.
1.2
Interpretation

(i)
Headings, index and bold typeface are only for convenience and shall be ignored for the purpose of interpretation.

(ii)
Unless the context of this Agreement otherwise requires:

(a)
Words using the singular or plural number also include the plural or singular number, respectively;

(b)
Words of any gender are deemed to include the other gender;

(c)
Reference to the words “include”, “includes” and “including” shall be construed without limitation.

(iii)
The terms “hereof”, “herein”, “hereby”, “hereto” and derivative or similar words refer to this entire Agreement or specified Clauses of this Agreement, as the case may be.

(iv)
The terms “Clause,” “Part,” and “Schedule” refer to the specified Clause, Part or Schedule, respectively, of this Agreement, unless otherwise indicated.

(v)
The Recitals and the Schedules hereto shall constitute an integral part of this Agreement.

(vi)
When any number of days is prescribed in any document, the same shall be reckoned exclusively of the first and inclusively of the last day unless the last day does not fall on a Business Day, in which case the last day shall be the next succeeding day which is a Business Day.

(vii)
Time is of essence in the performance of the Parties’ respective obligations. If any time period specified herein is extended, such extended time shall also be of essence.

(viii)
No provision of this Agreement shall be interpreted in favour of, or against, any Party by reason of the extent to which such Party or its counsel participated in the drafting hereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof.

(ix)
A reference to a document being in agreed form is a reference to a document in a form approved in writing by the Purchaser, Promoter and Seller 1.

(x)
Any breach of the representations and/or warranties which causes a Loss in excess of the INR 1,000,000 (Rupees One Million) shall be deemed as “material” for the purposes of this Agreement.

2.
PURCHASE OF SALE SHARES BY THE PURCHASER AND PAYMENT OF SALE CONSIDERATION

2.1
Purchase of Sale Shares and Second Tranche Sale Shares by the Purchaser

2.1.1
The Purchaser, relying on the Representations and Warranties of the Sellers, agrees to purchase the Sale Shares from the relevant Seller, and the Sellers agree to sell their respective Sale Shares to the Purchaser for an amount as set out in the Updated Schedule V, to be paid pursuant to the provisions of this Agreement.

2.1.2
The Purchaser, relying on the Representations and Warranties of the Promoter, agrees to purchase the Second Tranche Sale Shares from the Promoter, and the Promoter agrees to sell the Second Tranche Sale Shares to the Purchaser for an amount aggregating to the Second Tranche Sale Consideration to be paid pursuant to the provisions of this Agreement.

2.2
Payment of consideration

2.2.1
The Aggregate Closing Date Sale Consideration shall be payable to the Sellers on the Closing Date in the manner provided in the Updated Schedule V.

2.2.2
The Deferred Sale Consideration shall be paid to the applicable Sellers in terms of Clause 8.2.

2.2.3
The Second Tranche Sale Consideration shall be paid to the Promoter on the Second Closing Date in the manner provided in the Updated Schedule V.

2.2.4
The portion of the Sale Consideration (denominated in INR) payable to the Seller 1, Seller 3 and Seller 4 under this Agreement, shall be paid in USD equivalent of such INR at the INR to USD exchange rate published by the RBI 1 (one) Business Day prior to the Closing Date.

2.3
Taxes

Each Seller shall be liable and responsible to discharge their respective income tax liabilities arising out of or pertaining to sale and transfer of the Sale Shares or on account of the payment and receipt of the Sale Consideration.
3.
CONDITIONS PRECEDENT

3.1
The obligation of the Purchaser to purchase the Sale Shares is subject to the fulfillment (unless previously waived in writing by the Purchaser, at its sole discretion) of all the Sellers Conditions Precedent (as stated in Schedule II and the obligation of the Sellers to sell the Sale Shares is subject to the fulfillment (unless previously waived in writing by the Promoter and the Seller 1, at their sole discretion) of all the Purchaser Conditions Precedent (as stated in Schedule II), provided that each Party shall make reasonable efforts to provide support and co-operation to the other Party.

3.2
Fulfillment of Conditions Precedent

(i)
The Sellers and the Company undertake that they shall, on a best efforts basis, fulfill the Conditions Precedent stated in Part A of Schedule II to the satisfaction of the Purchaser (“Sellers Conditions Precedent”) on or before the Long Stop Date and upon fulfillment of the last of such Sellers Conditions Precedent, the Promoter and Seller 1 shall confirm the fulfillment of the Sellers Conditions Precedent in writing by issuing a notice (“Sellers CP Fulfillment Notice”) (along with documents evidencing fulfillment of each of such Sellers Conditions Precedent) to the Purchaser.

(ii)
The Purchaser and the Purchaser Parent undertake that they shall, on a best efforts basis, fulfill the Conditions Precedent stated in Part B of Schedule II to the satisfaction of the Seller 1 and Promoter (“Purchaser Conditions Precedent”) on or before the Long Stop Date and upon fulfillment of the Purchaser Conditions Precedent, the Purchaser shall confirm the fulfillment of the Purchaser Conditions Precedent in writing by issuing a notice (“Purchaser CP Fulfillment Notice”) (along with documents evidencing fulfillment of the Purchaser Conditions Precedent) to the Sellers.

(iii)
If any Party becomes aware of any event or circumstance that will or may prevent or delay any of the Conditions Precedent from being fulfilled, the relevant Party shall forthwith notify the other Party in writing of the same.

(iv)
Notwithstanding anything to the contrary contained in this Agreement:

(a)
If:

1.
any of the Sellers Conditions Precedent is not fulfilled (or waived by the Purchaser in terms hereof) on or prior to the Long Stop Date; and

2.
the Purchaser and the Purchaser Parent have fulfilled the Purchaser Conditions Precedent (or have been waived by the Promoter and Seller 1 in terms hereof) on or prior to the Long Stop Date,

then, the Long Stop Date may, at the sole discretion of the Purchaser, stand extended for an additional period of 2 (two) months from the date of expiry of the Long Stop Date (“Extended Seller CP Longstop Date”) and such Extended Seller CP Longstop Date shall be considered as Long Stop Date for the purposes of this Agreement (other than for this Clause 3.2(iv)(a));
(b)
If:

1.
the Purchaser Conditions Precedent is not fulfilled (or waived by the Seller 1 (insofar as Purchaser Condition Precedent paragraphs 1, 2, 4, 5, and 7 are concerned) in terms hereof, or waived by the Promoter (insofar as the Purchaser Condition Precedents at paragraphs 3 and 6 are concerned) in terms hereof) on or prior to the Long Stop Date; and

2.
the Sellers have fulfilled all the Sellers Conditions Precedent (or have been waived by the Purchaser in terms hereof) on or prior to the Long Stop Date,

then, the Long Stop Date may, at the sole discretion of the Seller 1, stand extended for an additional period of 2 (two) months from the date of expiry of the Long Stop Date (“Extended Purchaser CP Longstop Date”) and such Extended Purchaser CP Longstop Date shall be considered as Long Stop Date for the purposes of this Agreement (other than for this Clause 3.2(iv)(b));
(c)
If any of the Conditions Precedent is not fulfilled (or waived in terms hereof) on or prior to the Long Stop Date (or on the Extended Seller CP Longstop Date or the Extended Purchaser CP Longstop Date, if and as applicable), unless agreed upon by the Parties in writing, this Agreement shall terminate automatically on the Long Stop Date (or on the Extended Seller CP Longstop Date or the Extended Purchaser CP Longstop Date, if and as applicable) and the Purchaser shall not be under any obligation to purchase the Sale Shares and/or the Second Tranche Sale Shares and the Sellers shall not be under any obligation to sell the Sale Shares and/or the Second Tranche Sale Shares. Upon termination of the Agreement as aforementioned, neither Party shall have any obligations or liabilities to the other Party.

4.
CLOSING DATE FINANCIALS; PRE-CLOSING COVENANTS

4.1
Closing Date Financials

(a)
Within 5 (five) days after the issuance of the Sellers CP Fulfillment Notice or the Purchaser CP Fulfillment Notice, whichever is later, (unless otherwise in writing agreed by the Promoter, the Company, the Purchaser and Seller 1), the Company shall prepare the Closing Date Financials and Seller 1 shall provide Purchaser with the same, including the Estimated Working Capital and the Estimated Net Debt.

(b)
The Company shall prepare the Closing Date Financials in accordance with the accounting principles as set out in Schedule XII, and (ii) the Estimated Net Working Capital and the Estimated Net Debt in the format of the Proforma set out in out in Schedule XII.

(c)
Within 2 (two) Business Days from the date of receipt of the Closing Date Financials, the Parties shall ensure that Deloitte shall verify the Closing Date Financials, and deliver to the Seller 1, Purchaser and the Promoter the revisions to the Closing Date Financials, the Estimated Net Working Capital and Estimated Net Debt.

(d)
Seller 1, Purchaser and the Promoter shall, upon receipt of the documents from Deloitte as stated in Clause 4.1(c) above, work in good faith to agree and finalise the net debt that is expected as on the Closing Date (“Agreed Net Debt”) and the net working capital that is expected as on the Closing Date (“Agreed Net Working Capital”), which shall be binding on the Parties. It is clarified that in the event the Seller 1, Purchaser and Promoter fail to agree on the Agreed Net Debt and Agreed Net Working Capital within 5 (five) business days of receipt of the Estimated Net Working Capital and Estimated Net Debt in accordance with Clause 4.1 (c), the Estimated Net Working Capital and Estimated Net Debt computation shared by Deloitte shall be referred by the Parties to EY. The Parties shall ensure that EY shall within 15 (fifteen) Business Days from the date of delivery of the Closing Date Financials, verify the Closing Date Financials, and deliver to the Seller 1, Purchaser and the Promoter the revisions to the Closing Date Financials, the Estimated Net Working Capital and Estimated Net Debt which shall treated by the Parties as the final and binding “Agreed Net Working Capital” and “Agreed Net Debt” respectively. Costs of EY to be split equally between Seller 1 and Promoter on one hand and Purchaser on the other hand.

(e)
The Parties hereby accept and acknowledge that they shall rely upon the Agreed Net Working Capital, and the Agreed Net Debt, as the case may be, for calculation of Sale Consideration.

4.2
During the period between the Execution Date and the Closing Date, the Sellers and the Company shall continue to operate the Group in the Ordinary Course of Business and shall not, except as expressly permitted or required by this Agreement or with the prior written consent of the Purchaser:

(i)
Amend or modify the Charter Documents of any Group Company;

(ii)
Make any change in its authorized capital stock or other issued equity interests or, directly or indirectly, acquire, redeem, issue, deliver, encumber, pledge, sell or otherwise dispose of any of its capital stock or other equity interests or securities convertible into, or exercisable or exchangeable for, any of its capital stock or other equity interests or authorize any such action in any Group Company other than in accordance with this Agreement;

(iii)
Cause any Group Company to incur any new Indebtedness other than in the ordinary course of business;

(iv)
Declare, set aside, make or pay any dividend or other distribution or return of capital (whether payable in cash, stock, property or a combination thereof) with respect to any of the equity interests of any Group Company;

(v)
Modify or amend in a manner materially adverse to the Company or its Affiliates, or terminate, or waive, release or assign any material rights or material claims under, any Material Contract, enter into any other contract that, if existing on the date of this Agreement, would be a Material Contract, in each case, except in the ordinary course of business;

(vi)
Cause any Group Company to voluntarily initiate and/or settle and/or compound any suits, litigation or arbitration (whether civil, criminal or administrative), in each case for an amount exceeding INR 1,000,000 (Rupees One million);

(vii)
Cause any Group Company to undertake any merger, amalgamation, divestment, acquisition of or sale of substantial assets, or any other similar form of restructuring;

(viii)
Register/approve the transfer of any of the securities of the Group and create or take on record any charge or Encumbrance on any securities of the Group other than in accordance with this Agreement;

(ix)
Dissolution, voluntary winding-up or liquidation of any of the Group Companies;

(x)
Cause any Group Company to invest in or setup a new subsidiary, joint venture or associate company;

(xi)
Cause any Group Company to change its line of business or enter into any new line of business;

(xii)
Take any action that would be inconsistent with the consummation of the transactions contemplated by this Agreement;

(xiii)
Any commitments or agreements to do any of the foregoing.

4.3
During the period between the Execution Date and the Closing Date, the Company shall provide the Purchaser with access to the personnel, assets, books and records of the Company (other than records of the patients of the Company) at reasonable hours in a manner that would ensure that there is no disruption of day to day business, upon reasonable prior notice by the Purchaser; provided that the right of the Purchaser pursuant to this Clause 4.3 shall be subject to legal and contractual confidentiality obligations applicable to the Company.

4.4
Exclusivity

(a)
Until the Long Stop Date or the Closing Date, whichever is later:

(i)
The Company and the Sellers shall not (and shall ensure that their Affiliates and/or representatives shall not):

(1)
enter into any discussion, whether preliminary or binding, with any Person in relation to (A) the sale or transfer of any interests in the Company (or its material assets or businesses) or (B) the Company entering into a business combination with any Person other than the Purchaser;

(2)
enter into any agreement with any Person which (A) binds the Company and/or the Sellers to sell, transfer or issue any shares of the Company or (B) binds the Company to enter into a business combination with any Person other than the Purchaser.

(ii)
The Purchaser shall not (and shall ensure that their representatives shall not):

(1)
enter into any discussion, whether preliminary or binding, with any Person in relation to (A) the acquisition or subscription of any securities of any Person (other than the purchase of the Sale Shares and Second Tranche Sale Shares under this Agreement) or (B) entering into a business combination with any Person other than the Company.

(2)
enter into any agreement with any Person which binds the Purchaser to (A) acquire or subscribe to any securities of any Person (other than the purchase of the Sale Shares and Second Tranche Sale Shares under this Agreement) or (B) enter into a business combination with any Person other than the Company.

(ii)
The Purchaser Parent shall not (and shall ensure that their representatives shall not):

(1)
enter into any discussion, whether preliminary or binding, with any Person in relation to (A) the acquisition or subscription of any securities of any Person (other than the purchase of the securities of the Purchaser) or (B) entering into a business combination with any Person other than the Purchaser.

(2)
enter into any agreement with any Person which binds the Purchaser Parent to (A) acquire or subscribe to any securities of any Person (other than the securities of the Purchaser) or (B) enter into a business combination with any Person other than the Purchaser.

(3)
(A) submit any document to the Purchaser Parent’s shareholders for the purposes of acquisition or subscription by the Purchaser and/or the Purchaser Parent of any securities of any Person (other than the subscription of shares of the Purchaser and/or the purchase of Sale Shares and Second Tranche Sale Shares from the Sellers) or enter into a business combination with any Person other than the Purchaser and/or the Company; and (B) have any discussions with the Purchaser Parent’s shareholders in relation to acquisition or subscription by the Purchaser Parent of any securities of any Person (other than the subscription of shares of the Purchaser and/or purchase of Sale Shares and Second Tranche Sale Shares from the Sellers) or in relation to a business combination by the Purchaser and/or the Purchaser Parent with any Person other than the Purchaser and/or the Company.

4.5
Non-Compete and Non-Solicitation

(a)
From the date hereof until the expiration of 3 (three) years from the Closing Date the Management Sellers shall not, without the prior written consent of the Purchaser, directly or indirectly (including through their Relatives and Affiliates), whether as an employee, officer, investor, owner, partner, agent, shareholder, director, consultant, proprietor, business associate, representative or otherwise:

(i)
engage, promote, establish, market, become or be financially interested in, consult with or for, or associate in a business relationship with, any other person, business (or any component thereof), occupation, work, operation or any other activity, which engages in a business that is competitive with any Group Company;

(ii)
solicit the services, hire or retain any Person employed or engaged by any Group Company as an employee, contractor, consultant or service provider;

(iii)
solicit or otherwise encourage or call on, or attempt to solicit or otherwise encourage or call on, any customer, supplier, distributor, vendor, service provider or agent of any Group Company; or

(iv)
register or challenge any intellectual property rights owned, used or otherwise licensed by any Group Company.

The covenants as set out in this Clause 4.5 are considered fair and reasonable by the Management Sellers and is agreed by it to be necessary for the protection of the Company and the goodwill of the Company. If any of the restrictions contained in this Clause 4.5 is found to be unenforceable but would be valid if any part of it were deleted or the period or area of application amended, the restriction shall apply with such minimal modifications as may be necessary to make it valid and effective.
(b)
The Management Sellers hereby agree, acknowledge and confirms that:

(i)
there is substantial goodwill attached to the Group and its business, and by virtue of the sale of securities in the Company by the Sellers including the Management Sellers to the Purchaser, the benefit of the business of the Group (and the goodwill associated with such business) will stand transferred to the Purchaser; and

(ii)
the Purchaser shall be entitled to an interim injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the Management Sellers and/or its Affiliates from committing any violation of the covenants and obligations contained in Clause 4.5.

(c)
The provision of Clause 4.5(a)(i), Clause 4.5(a)(ii), Clause 4.5(a)(iii) and Clause 4.5 (b)(i) shall not apply to Dr. Bharathi Dhalla, Dr. Bobji Kettay and Mr. S. Sankaran.

4.6
Purchaser Parent Stockholders’ Meeting

The Purchaser Parent shall use reasonable best efforts to call and hold a meeting of Purchaser Parent’s stockholders (the “Purchaser Parent Stockholders’ Meeting”) for the purpose of seeking the Purchaser Parent Stockholder Approval following the mailing of the Proxy Statement to the Purchaser Parent’s stockholders. Purchaser Parent shall use reasonable best efforts to solicit proxies from its stockholders in favor of the approval and adoption this Agreement and shall take all other action reasonably necessary or advisable to secure the Purchaser Parent Stockholder Approval.
4.7
Preparation of SEC Documentation

(i)
As promptly as practicable after the execution of this Agreement, Purchaser Parent, assisted by the reasonable best efforts of Seller 1 and the Company, shall prepare and file with the SEC the Proxy Statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the Purchaser Parent Stockholders relating to the Purchaser Parent Stockholders’ Meeting. Each of Seller 1 and the Company shall furnish all information as may be reasonably requested by the Purchaser Parent (including but not limited to the Historical Financial Statements and the IFRS Financial Statements) in connection with the preparation, filing and distribution of the Proxy Statement. Purchaser Parent shall use its reasonable best efforts to cause the Proxy Statement to be mailed to its stockholders as of the record date for the Purchaser Parent Stockholders’ Meeting.

(ii)
If at any time prior to the Closing any information relating to Purchaser, the Purchaser Parent or the Company or any of their respective Affiliates, directors or officers, should be discovered by Purchaser, Purchaser Parent or the Company which should be set forth in an amendment or supplement to the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the Purchaser Parent Stockholders.

(iii)
Purchaser Parent will advise the other Parties hereto promptly after it receives any oral or written request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information and each party will promptly provide the other with copies of any written communication between it or any of its representatives, on the one hand, and the SEC, any state securities commission or their respective staffs, on the other hand, with respect to the Proxy Statement. Purchaser Parent, assisted by the reasonable best efforts of the Company, shall use its reasonable best efforts to resolve all such requests or comments with respect to the Proxy Statement as promptly as reasonably practicable after receipt thereof.

(iv)
Without limiting the generality of the foregoing, each of the Purchaser, the Purchaser Parent, the Sellers and the Company shall cooperate with each other in the preparation of each of the Proxy Statement and each of the Sellers and the Company shall furnish Purchaser with all information concerning it that Purchaser Parent deems necessary or advisable in connection with the preparation of the Proxy Statement.

(v)
Purchaser Parent shall notify the other Parties of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information.

4.8
Rights and obligations of the Company and the Sellers in relation to the SEC Documentation

(i)
The Purchaser and the Purchaser Parent hereby agree that none of the Sellers and/or the Company assume any responsibility and/or liability for any statements contained in, and/or any omissions in the Proxy Statement or any other document submitted with the SEC or any Governmental Authorities or any other Person (including the Purchaser Parent Stockholders), or any other error of the Purchaser and/or the Purchaser Parent in connection with the aforementioned, and the Purchaser and the Purchaser Parent undertake to, jointly and severally, indemnify the Company and/or the Sellers to the maximum extent permitted under applicable Law, against any loss, claim, damage, liability (including attorneys’ fees), cost or expense incurred, suffered or to be incurred or suffered by the Company and/or the Sellers arising out of or relating to any misstatements and omissions in relation to the Proxy Statement or any other document submitted with the SEC or any Governmental Authorities or any other Person (including the Purchaser Parent Stockholders).

(ii)
In the event any of the Company and/or the Sellers receive any notice of any claim in relation to the aforementioned, the Company and/or the Sellers shall have to, at the sole cost and risk of the Purchaser and/or the Purchaser Parent, defend and/or settle such claim at its sole discretion. The Purchaser and the Purchaser Parent agree that any claim made by the Company and/or the Sellers pursuant to this Clause 4.8 shall be paid by the Purchaser and/or the Purchaser Parent within 10 (ten) Business Days from the date of such demand from the Company and/or the Sellers.

(iii)
Notwithstanding anything contained in Clauses 4.8(i) and (ii) above, but subject to Clause 7 below, the Sellers shall be responsible and liable for breach of their representations and warranties contained in this Agreement, and/or for any false or misleading statement in any written responses by the Company, Sellers and/or their advisors to the requisitions in relation to any Group Company made by the Purchaser, Purchaser Parent and/or their advisors for purposes of the Proxy Statement or any clarifications sought by the SEC.

4.9
Claims Against the Trust Account

(i)
Notwithstanding any other provision contained in this Agreement, the Company and the Sellers agree that they (individually or collectively) do not now have, and shall not at any time prior to the Closing have, any claim to, or make any claim against, the Trust Account or the public stockholders of the Purchaser Parent, regardless of whether such claim arises as a result of, in connection with or relating in any way to (a) the business relationship between any of the Company, the Sellers or the Purchaser (or the Purchaser Parent), (b) this Agreement or (c) any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to as the “Trust Claims”).

(ii)
In the event that the Company or the Sellers commences any action based upon, in connection with, relating to or arising out of any matter relating to the Purchaser and/or the Purchaser Parent, which proceeding seeks, in whole or in part, relief against the Trust Account or the public stockholders of Purchaser Parent, the Purchaser and/or the Purchaser Parent shall be entitled to recover from the Company or the Sellers, as applicable, the associated legal fees and costs in connection with any such action, in the event the Purchaser and/or the Purchaser Parent prevails in such action or proceeding. Notwithstanding any other provision contained in this Agreement, each of the Company and the Sellers hereby irrevocably waives, on its behalf and on behalf of their subsidiaries, any Trust Claims it may have, now or in the future, and will not seek recourse against the Trust Account or any of the public stockholders of the Purchaser Parent.

4.10
The Promoter shall cause the Company to comply with the Allopathic Private Medical Care Establishments (Registration and Regulation) Rules 2007 in respect of the transaction contemplated under this Agreement.

5.
CLOSING

5.1
Upon the finalisation of the Agreed Net Debt, the Agreed Net Working Capital and the Updated Schedule V, the Parties shall undertake Closing on the Closing Date.

5.2
At least 3 (three) Business Days prior to the Closing Date, the Updated Schedule V shall have been finalised in agreed form.

5.3
On the Closing Date, the actions as stipulated in Schedule III hereof, shall be undertaken by the Parties (“Closing”).

5.4
The Parties shall undertake best efforts to complete all actions contemplated under Clause 5.2, on the scheduled Closing Date. However, even if any such actions take additional time, the scheduled Closing Date shall continue to be deemed to be the Closing Date for the purposes of this Agreement.

6.
REPRESENTATIONS AND WARRANTIES

6.1
Each Seller represents and warrants, severally and not jointly, that each of the representations, warranties and statements contained in Paragraphs 1 to 11 of Part A of Schedule IV (the “Seller Fundamental Warranties”) to the extent the Seller Fundamental Warranty pertains to itself, is true and correct as of the Execution Date and shall be true and correct on and as of the Closing Date.

6.2
The Promoter and the Seller 1 represent and warrant, severally and not jointly, that each of the representations, warranties and statements contained in Part B of Schedule IV (the “Company Representations and Warranties”) is true and correct as of the Execution Date and shall be true and correct on and as of the Closing Date.

6.3
Subject to the Disclosures, the Promoter and Seller 1 represent and warrant, severally and not jointly, that each of the representations, warranties and statements contained in Part C of Schedule IV (the “Business Representations and Warranties”) is true and correct as of the Execution Date and shall be true and correct on and as of the Closing Date.

6.4
Each Tax Warrantor represents and warrants, severally and not jointly, that each of the representations, warranties and statements contained in Paragraphs 12 and 13 of Part A of Schedule IV (“Seller Tax Warranties”) is true and correct as of the Execution Date and shall be true and correct on and as of the Closing Date.

6.5
The Purchaser and the Purchaser Parent represent and warrant, severally and not jointly, to the Company and the Sellers that each of the representations, warranties and statements in relation to the Purchaser and the Purchaser Parent contained in Part D of Schedule IV is true and correct as of the Execution Date and shall be true and correct on and as of the Closing Date.

6.6
Each of the Representations and Warranties shall be separate and independent and shall not be limited by reference or inference to any other Representation and Warranty or by any other provision of this Agreement, other than the Disclosures.

6.7
Except as set forth in Clause 8, the Parties agree and undertake that all the Representations and Warranties (other than the Fundamental Warranty and the Seller Tax Warranties) are qualified by the facts, matters, circumstances and liabilities contained in the Disclosures and the Sellers and/or the Company are not liable for any claim to the extent that such claim is based on any such fact, matter or circumstance or liability contained in the Disclosures.

6.8
Apart from the Representations and Warranties, no other representations and warranties whether in respect of the Sellers and/or the Company or the business or assets of the Company are being given by the Sellers and/or the Company and, no such representations or warranties shall be deemed to be incorporated or implied under this Agreement.

6.9
The Parties agree that the Disclosure Schedule issued on the Execution Date may be updated on the Closing Date, provided however that such updates to the Disclosure Schedule shall only relate to events between the Execution Date and the Closing Date, and shall qualify the Representations and Warranties as of the Closing Date only. If any Disclosure made in the Updated Disclosure Schedule is of an event which has a Material Adverse Effect, then the Purchaser shall be entitled to forthwith by giving a notice no later than on the Closing Date, terminate this Agreement and shall not be required to undertake Closing on the Closing Date. Notwithstanding anything to the contrary contained in this Agreement, any statement in the Disclosure Schedule and/or the Updated Disclosure Schedule shall not qualify any Fundamental Warranty and/or any Seller Tax Warranty. The Company and the Sellers shall deliver the Updated Disclosure Schedule to the Purchaser no less than 5 (five) Business Days prior to the Closing Date.

6.10
For the purposes of this Agreement, each reference to the Company in the Seller Representations and Warranties, the Company Representations and Warranties and the Business Representations and Warranties shall also be deemed to be a reference to of each of its Group Companies (unless repugnant to the context).

6.11
Save and except as disclosed in the Disclosure Schedule and the Updated Disclosure Schedule, no information relating to the Sellers, the Company, and or the Business, of which the Purchaser has knowledge (actual or constructive), and no investigation by or on behalf of the Purchaser or any of its agents, representatives, officers, employees or advisers, shall prejudice any claim made by Purchaser, including under Clause 7 below, or operate to reduce any amount recoverable thereunder. It shall not be a defence to any claim against the Indemnifying Parties that the Purchaser knew or ought to have known or had constructive knowledge of any information relating to the circumstances giving rise to such claim.

6.12
Subject to the disclosures in the Disclosure Schedule and/or the Updated Disclosure Schedule, the Business Representations and Warranties shall not be in any manner limited by any information disclosed or made available to or received by Purchaser or any representative(s) of the Purchaser.

6.13
The Seller Representations and Warranties and the Company Representations and Warranties shall not be in any manner limited by any information disclosed or made available to or received by Purchaser or any representative(s) of the Purchaser.

7.
INDEMNITY

7.1
Indemnity

(i)
On and from the completion of Closing on the Closing Date: (A) the Sellers hereby, severally but not jointly, agree, subject to the terms and conditions of this Clause 7, to indemnify, defend and hold harmless the Indemnified Parties from and against any and all Losses suffered, incurred or paid by the Purchaser which arise out of or result from any misrepresentation in, inaccuracy in or breach of the Seller Fundamental Warranties; and (B) the Promoter and the Seller 1 hereby, severally but not jointly, agree, subject to the terms and conditions of this Clause 7, to indemnify, defend and hold harmless the Indemnified Parties from and against any and all Losses suffered, incurred or paid by the Indemnified Parties which arise out of or result from any misrepresentation in, inaccuracy in or breach of the Company Fundamental Representations and Warranties.

(ii)
On and from the completion of Closing on the Closing Date, the Promoter and the Seller 1 hereby, severally but not jointly, agree, subject to the terms and conditions of this Clause 7, to indemnify, defend and hold harmless the Indemnified Parties from and against any and all Losses suffered, incurred or paid by the Indemnified Parties which arise out of or result from any misrepresentation in, inaccuracy in or breach of the Business Representations and Warranties and/or Company Representations and Warranties (other than the Company Fundamental Representations and Warranties).

(iii)
On and from the completion of Closing on the Closing Date, each Tax Warrantor hereby, severally and not jointly, agrees, subject to the terms and conditions of this Clause 7, to indemnify, defend and hold harmless the Purchaser, from and against any and all Losses suffered, incurred or paid by the Purchaser which arises out of or result from (A) any misrepresentation in, inaccuracy in or breach of the Seller Tax Warranties, and/or (B) any Transaction Tax payable in India under the IT Act on any gains or profits earned by such Tax Warrantor in connection with the sale of the Sale Shares by such Tax Warrantor to the Purchaser (“Tax Indemnity Obligation”).

(iv)
On and from the completion of the Closing on the Closing Date, the Promoter and the Seller 1 hereby, severally and not jointly, agree, subject to the terms and conditions of this Clause 7, to indemnify, defend and hold harmless the Indemnified Parties from and against any and all Losses suffered, incurred or paid by the Indemnified Parties which arise out of or result from such matters as are set out in Schedule XIII (each such matter, a “Specific Indemnity Matter”).

7.2
Indemnification Obligation — Third Party Claims

(i)
If a claim is made by any Person that is not an Indemnified Party (“Third Party”) against the Indemnified Party with respect to which the Indemnified Party seeks to claim indemnity under Clause 7 (“Third Party Claim”), the Indemnified Party shall notify the Indemnifying Party in writing of the Third Party Claim, and inform the Indemnifying Party setting out full details of the Third Party Claim (including the grounds on which such claim is based, the amount claimed to be payable in respect thereof and the basis of calculation in respect of such amount), to the extent practicably and reasonably available in the circumstances along with the relevant documents (“Third Party Claim Notice”).

(ii)
Within 10 (ten) Business Days of receipt of the Third Party Claim Notice by the Indemnifying Party, the authorised representatives of the Indemnifying Party and the Indemnified Party shall meet to determine the possible course of action with respect to the Third Party Claim stated in the Third Party Claim Notice.

(iii)
The Indemnifying Party and the Indemnified Party shall pursue the aforesaid possible course of action as agreed by the Indemnifying Party and the Indemnified Party.

(iv)
If the Indemnifying Party and the Indemnified Party are unable to agree on a course of action within 20 (twenty) Business Days of receipt of the Third Party Claim Notice by the Indemnifying Party then, within 10 (ten) Business Days of the expiry of such 20 (twenty) Business Days, the Indemnified Party will take all reasonable efforts to defend such Third Party Claim stated in the Third Party Claim Notice.

(v)
In the event the Indemnified Party is required to pay any amount to a Third Party pursuant to a Third Party Claim including pursuant to applicable Law or any notice or communication received from a Government Authority, then, the Indemnified Party shall be entitled to serve a notice on the Indemnifying Party for re-imbursement of such Loss (“Third Party Claim Loss Notice”). Subject to the provisions of this Clause 7, within 10 (ten) Business Days of the receipt of the Third Party Claim Loss Notice, the Indemnifying Party will reimburse the Loss stated in the Third Party Claim Loss Notice.

(vi)
In the event, due to unreasonable delay in issuance of the Third Party Claim Notice, the liability towards any Third Party Claim increases or an Indemnifying Party loses its ability to reduce the liability pertaining to the Third Party Claim, then the Indemnifying Party shall not be liable to an Indemnified Party under this Clause 7 (or otherwise) for such increased loss or to the extent the liability to a Third Party Claim is not reduced to the extent such increase in loss or inability to reduce the loss is solely attributable to the delay in issuance of the Third Party Claim Notice.

7.3
Indemnification Obligation Non-Third Party Claims

(a)
Any claim, other than due to the Third Party Claim may be made by the Indemnified Party against the Indemnifying Party by a notice in writing to the Indemnifying Party (“the Non-Third Party Claim Notice”). The Non-Third Party Claim Notice shall specify, in detail, along with documentary evidence, to the extent practicably and reasonably available in the circumstances, the indemnity amount claimed from the Indemnifying Party and the circumstances that give rise to the claim stated in the Non-Third Party Claim Notice.

(b)
Subject to the provisions of this Clause 7, within 10 (ten) Business Days of the receipt of the Non-Third Party Claim Notice, the Indemnifying Party shall accept or dispute the claim raised, in full or in part, by the Indemnified Party under the Non-Third Party Claim Notice and make the payments in relation to such accepted and undisputed indemnity claims within 15 (fifteen) Business Days of such acceptance by the Indemnifying Party of the indemnity claim made under the Non-Third Party Claim Notice.

(c)
In the event the indemnity claim is disputed by the Indemnifying Party, the Indemnifying Party shall provide written notice to the Indemnified Party that the Indemnifying Party disputes such claim for indemnification (which notice shall specify in reasonable detail the reason(s) for such dispute). In the event of a disputed claim for indemnification the obligation of the Indemnifying Party to indemnify the Indemnified Party pursuant to this Clause 7 shall arise upon the final determination of the indemnity claim in accordance with Clause 10 of this Agreement.

7.4
Indemnification Obligations Liability Limits

(a)
In respect of a breach (other than a breach as a result of fraud) of any Seller Representation and Warranties, the Business Representation and Warranties and the Company Representation and Warranties, the Indemnified Party’s rights under Clause 7 of this Agreement are its sole and exclusive monetary rights and remedies, and the Indemnified Party unconditionally and irrevocably, disclaims, repudiates and/or waives its rights to any other monetary reliefs including its right to suit for damages. Provided however that the indemnification rights of an Indemnified Party under this Agreement are independent of, and in addition to, such other rights and remedies that the Indemnified Party may have at applicable Law or in equity or otherwise, to seek (non-monetary) reliefs, including specific performance, rescission, restitution or other injunctive relief.

(b)
No claim shall lie against any breach of this Agreement to the extent that within 30 (thirty) days following receipt of notification thereof, the matter giving rise to such claim shall be remedied to the satisfaction of Purchaser, in its sole discretion.

(c)
The Indemnifying Party shall not be under any liability in respect of any claim under Clause 7.1 (ii) and/or Clause 7.1(iv) and any such claim shall be wholly barred and unenforceable unless the Third Party Claim Notice or the Non-Third Party Claim Notice (as applicable) has been received by the Indemnifying Party and such notice is served upon the Indemnifying Party by the Indemnified Party not later than 5.00 p.m. (IST) on June 30, 2019 (other than the indemnity in relation to the IT Investigation, which shall be as per Clause 8 below and the indemnity in relation to the Tax Indemnity Obligation, which shall be as per Clause 7.4(d) below).For removal of doubts, it is clarified that if any claims have been initiated in terms of Clause 7.1(ii) or 7.1(iv) within the time period specified in this Clause 7.4(c), then the indemnity period for such claims shall have been deemed to have been extended until the full and final resolution of such claims.

(d)
The Indemnifying Party shall not be under any liability in respect of any claim under Clause 7.1 (iii) and any such claim shall be wholly barred and unenforceable unless the Third Party Claim Notice or the Non-Third Party Claim Notice (as applicable) has been received by the Indemnifying Party and such notice is served upon the Indemnifying Party by the Indemnified Party prior to the expiry of 7 (seven) years and 1 (one) month commencing from April 1, 2019. For removal of doubts, it being clarified that if any Tax Proceedings are initiated within the time period specified in this Clause 7.4(d), then the Indemnified Party shall not be restricted from making a claim under Clause 7.1(iii), provided however that the payment of such claim shall only trigger once the liability arising in relation to such Tax Proceedings gets crystallized.

(e)
The Indemnifying Party shall not be under any liability:

(i)
For any incident of Loss, which individually, does not result in Loss to the Indemnified Party of INR 1,000,000 (Rupees one million) or more; and

(ii)
Until the liability in respect of Losses (not being a claim for which liability is excluded under (a) above) when aggregated with all the other Losses to the Indemnified Party shall exceed INR 10,000,000 (Rupees ten million).

(f)
The aggregate liability of an Indemnifying Party in respect of all claims under Clause 7.1(i) shall not exceed an amount equivalent to 100% (one hundred percent) of the amounts received by such Indemnifying Party for the sale of the portion of the Sale Shares by such Indemnifying Party to the Purchaser under this Agreement.

(g)
The aggregate liability of the Indemnifying Parties in respect of all claims under Clause 7.1 (ii) (other than the indemnity in relation to the IT Investigation, which shall be as per Clause 8 below and the indemnity in relation to the Tax Indemnity Obligation, which shall be as per Clause 7.4(h) below) shall not exceed the amounts which can be recovered by the Purchaser from the General AIA in the manner specified in Clause 8 herein.

(h)
The aggregate liability of each Tax Warrantor in respect of all claims under Clause 7.1 (iii) shall not exceed 3 (three) times the amount of capital gains tax on the sale of the portion of the Sale Shares being sold by such Tax Warrantor (without assuming any tax treaty benefits).

(i)
The Indemnified Party shall (and shall procure that the Company shall) use all reasonable efforts to take such steps that are in their control and as may be prudent to avoid or mitigate any loss or liability suffered or incurred by the Indemnified Party in relation to any actual or potential claim.

(j)
The Indemnifying Party shall not be liable for any forward looking statements, including any projections made by or on behalf of the Sellers and/or the Group. Other than financial information pertaining to the Group (which is not in nature of forward looking statements or projections) contained in the information memorandum dated June 2018, the Indemnifying Party shall not be liable for any statements contained in any information memorandum provided to the Purchaser. The Indemnifying Party shall also not be liable for any information about the competition, industry and regulatory aspects relating to the industry the Company is in.

(k)
The Indemnifying Party shall not be under any liability in respect of any claim to the extent that:

(i)
Subject to Clause 7.4(k):(A) the claim or the events giving rise to the claim would not have arisen but for an act, omission or transaction of a Group Company (including, without limitation, any admission of liability by any Group Company) post the Closing Date, which directly resulted in the claim, or which an Indemnified Party requested or consented to in writing; (B) the claim or the events giving rise to the claim would not have arisen but for an act, omission or transaction of the Purchaser or Purchaser Parent (including, without limitation, any admission of liability by Purchaser or Purchaser Parent), which directly resulted in the claim, or which an Indemnified Party requested or consented to in writing;

(ii)
Subject to Clause 7.4(k), the Indemnified Party accepts, concedes or settles a claim arising from any Litigation or raised by any Governmental Authority without the express written consent of the Indemnifying Party. Such consent shall be provided promptly and shall not be unreasonably delayed or withheld by the Indemnifying Party;

(iii)
The claim is based upon a liability which is contingent only, unless and until such contingent liability (or portion thereof) becomes an actual liability. Provided however that nothing in this Clause 7.4 (j) (iii) shall restrict an Indemnified Party from making a claim for any contingent liability, provided however that the payment of such claim shall only trigger once the contingent liability (or portion thereof) becomes an actual liability;

(iv)
Except in relation to the Specific Indemnity Matters and the Tax Indemnity Obligation, the claim occurs wholly or partly out of or the amount thereof is increased as a result of, any increase in the rates of taxation made after the Closing Date or any change in Law, occurring in each case after the Closing Date hereof;

(v)
The same Loss has been previously completely recovered by the Indemnified Party. For removal of doubts it being clarified that if a Loss is recovered from one Indemnifying Party, the said Indemnifying Party shall not be liable in respect of the same Loss to the other Indemnified Parties;

(vi)
The loss or damage giving rise to the claim is recovered by the Indemnified Party under any policy of insurance; or

(vii)
Except in connection to a Specific Indemnity or indemnity in terms of Clause 7.1(i) the information pertaining to that Loss has been disclosed in the Disclosure Schedule.

(l)
Notwithstanding anything contained in Clause 7.4, in case of any claim or Litigation by any Governmental Authority which could cause: (i) reputational harm on any Group Company, and/or (ii) disruption of the business of any Group Company (hereinafter referred to as “Government Litigation”); the Indemnified Party shall be entitled to freely accept, concede or settle such Government Litigation without any consent from any

Indemnifying Party. For the avoidance of doubt, the Indemnifying Parties hereby agree and undertake that they will not dispute or challenge any such acceptance, conceding or settlement of any Government Litigation by the Indemnified Party. It is clarified that the acceptance, conceding or settlement of any Government Litigation by the Indemnified Party shall not prejudice the right of the Indemnifying Parties to dispute whether such Government Litigation arises out of Specific Indemnity Matters and/or any breach of Representations and Warranties.
(m)
The right of Indemnified Parties to make a Claim against an Indemnifying Party in respect of Losses arising from or relating to a breach of the Fundamental Warranties shall continue in perpetuity, subject to the limitation of liability set out in Clause 7.4.

7.5
Other Matters in connection with Indemnity Claims

(a)
To the extent the payment by the Indemnifying Party of any indemnification payment pursuant to the provisions of this Clause 7 (Indemnity) shall be subject to receipt of approvals from any Governmental Authority, the Indemnifying Party shall be obligated to make the application to procure all such approvals and take all steps required to promptly obtain the same.

(b)
The Indemnifying Party acknowledge and agree that any payments to be made pursuant to this Clause 7 are not in the nature of a penalty but merely reasonable compensation for the Loss that would be suffered, and therefore, the Indemnifying Party waive all rights to raise any claim or defense that such payments are in the nature of a penalty and undertake that they will not raise any such claim or defense.

(c)
The Parties acknowledge that any Loss suffered by any Group Company would, on account of the Purchaser’s substantial ownership of the Company upon the Closing, result in a Loss to the Purchaser.

(d)
An Indemnifying Party shall have unrestricted rights to assign its rights under this Clause 7 to any Person, including the right to nominate a Person to receive any amounts due under this Clause 7 on its behalf.

(e)
It is hereby clarified that the Purchaser has the right to set-off any indemnity payments payable to any Indemnified Party pursuant to Clause 7.1(ii), against the amounts owed to Seller 1 and the Promoter by the Purchaser under Clause 8.2(c) (including by reducing the SBLC — General to the extent of such amounts).

8.
SBLC AND PAYMENT OF DEFERRED CONSIDERATION

8.1
On the Closing Date, the Purchaser shall provide:

(a)
Each of the Seller 1, Seller 3 and the Promoter a standby letter of credit from any of the Identified Banks for an amount equal to the Tax AIA to secure its payment obligations contained in 8.2 (a), which shall be issued in an agreed form (“SBLC —  Tax”);

(b)
Each of the Promoter and Seller 1, a standby letter of credit from an Identified Bank for an amount equal to the Receivables AIA to secure its payment obligations contained in 8.2 (b), which shall be issued in an agreed form (“SBLC — Receivables”); and

(c)
Each of the Promoter and Seller 1 a separate standby letter of credit from an Identified Bank for an amount equal to their relevant proportion of the General AIA (as set out in the Updated Schedule V) to secure its payment obligations contained in 8.2 (c), which shall be issued in an agreed form (each, “SBLC — General”).

(the SBLC —  Tax, SBLC —  General and SBLC —  Receivables collectively the “SBLCs”).

8.2
The Deferred Consideration shall be paid out in the following manner:

(a)
Tax AIA

(i)
The Company is currently subject to the IT Investigation. Notwithstanding anything to the contrary contained herein (including Clause 7.2 herein), it is hereby agreed by the Purchaser and the Company that the defence, negotiation, settlement and/or compromise of the IT Investigation shall be undertaken by the Company in consultations with the Seller 1 and the Promoter, which shall include consultations to determine how and when to seek the closure of the IT Investigation. The Company, in consultations with Seller 1 and Promoter, shall obtain a final order/demand setting out the total sum payable to the Tax Authorities arising out of the IT Investigation (“IT Investigation Demand”).

(ii)
Once the IT Investigation Demand is issued by the Tax Authorities in accordance with the provisions of the IT Act, the Company shall calculate an amount equivalent to the difference between the Tax AIA and the IT Investigation Demand (“Excess Tax AIA”) and communicate the same to the Promoter, Seller 1 and Seller 3 within 5 (five) Business Days of the receipt of such IT Investigation Demand. If Seller 1 disagrees with the calculation of the Excess Tax AIA computed by the Company, the Seller 1 shall inform the Purchaser and the Company of such disagreement within 5 (Five) Business Days from the date of receipt by the Seller 1 of the Excess Tax AIA computation from the Company and in such an event, the Approved Expert shall be appointed to compute and certify the Excess Tax AIA amount. The Purchaser, Seller 1 and Promoter shall ensure that the Approved Expert shall within 15 (fifteen) Business Days from the date of appointment, determine the Excess Tax AIA and deliver it to the Seller 1, Purchaser and the Promoter, which shall be considered as the final and binding Excess Tax AIA. The Company and Purchaser shall cooperate and provide the Approved Expert with all information required to certify the Recovered Amount. The costs of the Approved Expert shall be borne by the disputing parties in proportion of the Tax AIA as set out in Updated Schedule V.

(iii)
Within 5 (five) Business Days of determination of the Excess Tax AIA in terms of Clause 8.2 (a) (ii), the Seller 1 shall issue a notice to the Purchaser with a copy to the Promoter and Seller 3 (“Tax Notice”), directing the Purchaser to pay an amount equivalent to the Excess Tax AIA to the Seller 1, Seller 3 and the Promoter in the ratio identified in Updated Schedule V (“Seller 1 Tax Amount” “Seller 3 Tax Amount” and the “Promoter Tax Amount”, respectively). The computation of Excess Tax AIA provided by the CFO of the Company or, if applicable, the Approved Expert shall be attached to the Tax Notice.

(iv)
The Purchaser shall, within 5 (five) Business Days from the date of receipt of the Tax Notice: (i) remit the Seller 1 Tax Amount to the Seller 1, (ii) remit the Seller 3 Tax Amount to Seller 3, and (ii) remit the Promoter Tax Amount to the Promoter; and simultaneously with the Purchaser sharing the irrevocable remittance instructions of such remittances, Seller 1, Seller 3 and the Promoter shall deliver to the Purchaser signed instructions to cancel the SBLC — Tax, in the agreed form. On delivery of such instructions, the Purchaser may communicate with the Identified Bank and cancel the SBLC — Tax and Seller 1, Seller 3 and Promoter shall provide all reasonable co-operation to ensure that the SBLC — Tax is cancelled.

(v)
In the event the Seller 1, Seller 3 and/or the Promoter do not receive irrevocable remittance instructions pertaining to the Seller 1 Tax Amount, Seller 3 Tax Amount and/or the Promoter Tax Amount within 5 (five) Business Days from the date of the receipt of the Tax Notice, Seller 1, Seller 3 and/or the Promoter (as the case may be) shall be entitled to invoke the SBLC — Tax within 10 (ten) Business Days thereof, to the extent of the unpaid Seller 1 Tax Amount, Seller 3 Tax Amount or the Promoter Tax Amount (as the case may be).
(vi)
In the event, the portion of the Tax AIA attributable to the Promoter as set out in the Updated Schedule V (“Promoter Tax AIA”) (or any part of it) is required, due to any Applicable Laws, to be paid to the Promoter prior to the receipt of IT Investigation Demand, then: (a) at least 4 (four) months prior to the last date under Applicable Laws by which such amount is required to be paid (“Last Payment Date”), the Promoter shall apply to the RBI seeking an extension of the period for the payment of such amount, and diligently pursue such application; and (b) if an approval from the RBI is not obtained at least 2 (two) months prior to the Last Payment Date, the Promoter and the Purchaser shall prior to the Last Payment Date necessarily agree on suitable escrow arrangements for the deposit and release of such amounts or such other mechanism as may be agreed between Promoter and the Purchaser, such that the commercial intent of the Parties under this Clause 8.2(a) is given effect to. For the avoidance of doubt, the cost of the obtaining the aforementioned approval from the RBI and/or the escrow arrangement or any alternate arrangement shall be borne solely by the Promoter. Promoter and Purchaser 1 shall co-operate with each other to ensure that the RBI approval is obtained.

(b)
Receivables AIA

(i)
As on June 30, 2018, the receivables of the Company which have aged for more than 1 (one) year are stated in Schedule IX (“Receivables”).

(ii)
The Company shall use commercially reasonable efforts to recover the Receivables. The Company shall, on or before April 8, 2019, specify to the Sellers the gross amount recovered by the Company from the Receivables (“Recovered Amount”) as on March 31, 2019. If Seller 1 disagrees with the Recovered Amount computed by the Company, Seller 1 shall inform the Purchaser, Promoter and the Company of such disagreement within 5 (Five) Business Days from the date of receipt by the Seller 1 of the Recovered Amount computation from the Company and in such an event, the Approved Expert shall be appointed to compute and certify the gross amount recovered by the Company from the Receivables. The Purchaser, Seller 1 and Promoter shall ensure that the Approved Expert shall within 15 (fifteen) Business Days from the date of appointment, determine the Recovered Amount and deliver its computation to the Seller 1, Purchaser and the Promoter the Recovered Amount and Recovered Amount shall be considered as the final and binding. The Company and Purchaser shall cooperate and provide the Approved Expert with all information required to certify the Recovered Amount. The costs of the Approved Expert shall be borne by the disputing parties in proportion of the Receivables AIA as set out in Updated Schedule V.

(iii)
Within 5 (five) Business Days of determination of the Recovered Amount in terms of Clause 8.2 (b) (ii), the Seller 1 shall issue a notice to the Purchaser with a copy to the Promoter (“Receivables Notice”), directing the Purchaser to pay an amount equivalent to the Recovered Amount to the Seller 1 and the Promoter in the ratio identified in Updated Schedule V (“Seller 1 Receivable Amount” and the “Promoter Receivable Amount”, respectively). The computation of Recovered Amount provided by the CFO of the Company or, if applicable, the Approved Expert shall be attached to the Receivables Notice.

(iv)
The Purchaser shall, within 5 (five) Business Days from the date of receipt of the Receivables Notice: (i) remit the Seller 1 Receivable Amount to the Seller 1, and (ii) remit the Promoter Receivable Amount to the Promoter; and simultaneously with the Purchaser sharing the irrevocable remittance instructions of such remittances, the Seller 1 and the Promoter shall deliver to the Purchaser signed instructions to cancel the SBLC — Receivables, in the agreed form. On delivery of such instructions, the Purchaser may communicate with the Identified Bank and cancel the SBLC — Receivables and the Seller 1 and Promoter shall provide all reasonable co-operation to ensure that the SBLC — Receivables is cancelled.

(v)
In the event the Seller 1 and/or the Promoter do not receive the irrevocable remittance instructions pertaining to the Seller 1 Receivable Amount and/or the Promoter Receivable Amount within 5 (five) Business Days from the date of the receipt of the Receivables Notice, Seller 1 and/or the Promoter (as the case may be) shall be entitled to invoke the SBLC — Receivables within 10 (ten) Business Days thereof, to the extent of the unpaid Seller 1 Receivable Amount or the Promoter Receivable Amount (as the case may be).

(vi)
Notwithstanding anything to the contrary contained above, if the Company does not notify the Seller 1 and the Promoter of the Recovered Amount by April 8, 2019, then Seller 1 shall be entitled to issue a notice to the Identified Bank (“Receivables Notice-2”), and the Identified Bank shall pay to the Seller 1 and the Promoter, the entire Receivables AIA in the proportion specified in the Updated Schedule V, as full and final settlement for any outstanding amounts under this Clause 8.2(b).

(c)
Indemnity Claims

(i)
On or before July 7, 2019, the Indemnified Parties and Seller 1 shall share details of all indemnity claims under Clause 7 with the Company. The Company shall, on or before July 15, 2019, issue a notice to the Purchaser and Seller 1 (“General AIA Notice”), which notice shall contain: (A) the indemnity amounts claimed by the Indemnified Parties (“Claim”), (B) the amount of Claims accepted by the Seller 1 but unpaid to the Purchaser (“Accepted Claim Amount”), (C) the amount of Claims disputed by the Seller 1 (“Disputed Claim Amount”). The General AIA Notice shall also set out the amount equivalent to the General AIA (to the extent applicable to the Seller 1 as set out in the Updated Schedule V) less any Accepted Claim Amount less any Disputed Claim Amount (“Excess General AIA”).The requisite documents evidencing the Claim, Accepted Claim Amount and Disputed Claim Amount shall be attached to the General AIA Notice.

(ii)
Within 5 (five) Business Days of determination of the Excess General AIA in terms of Clause 8.2 (c) (ii), the Seller 1 shall issue a notice to the Purchaser (“Indemnity Notice”), directing the Purchaser to pay an amount equivalent to the Excess General AIA to the Seller 1 (“Indemnity Payment Amount”). The computation of Excess General AIA provided by the CFO of the Company shall be attached to the Indemnity Notice.

(iii)
The Purchaser shall, within 5 (five) Business Days from the date of receipt of the Indemnity Notice remit the Indemnity Payment Amount to the Seller 1 and simultaneously with the Purchaser sharing the irrevocable remittance instructions of such remittance, the Seller 1 shall deliver to the Purchaser signed instructions to reduce the limits of the SBLC — General to the extent of such remittance, in the agreed form. On delivery of such instructions, the Purchaser may communicate with the Identified Bank and reduce the limits of the SBLC — General to the extent of such remittances and the Seller 1 and Promoter shall provide all reasonable co-operation to ensure that the limits of the SBLC — General is reduced to the extent of such remittance.
(iv)
In the event the Seller 1 does not receive the irrevocable remittance instructions pertaining to the Indemnity Payment Amount within 5 (five) Business Days from the date of the receipt of the Indemnity Notice, Seller 1 shall be entitled to invoke the SBLC — General within 10 (ten) Business Days thereof, to the extent of the unpaid Indemnity Payment Amount.

(v)
If the General AIA Notice specifies the existence of a Disputed Claim, then the Purchaser shall ensure that the Identified Bank shall continue to automatically roll over the SBLC — General to the extent of such Disputed Claim, till the earlier of the following:

(A)
The Seller 1 and the Purchaser shall jointly issue a notice to the Identified Bank (“Joint Notice”), and the Identified Bank shall, upon receipt of the Joint Notice, (i) pay to the Seller 1, the amounts, if so stated in the Joint Notice and/or (ii) cancel the SBLC — General, if so stated in the Joint Notice.

(B)
The Seller 1 shall issue a notice to the Purchaser (“Indemnifying Party Notice”), which Indemnifying Party Notice shall contain an award passed by the sole arbitrator appointed under Clause 10 of this Agreement (“Award”), directing the payment of amounts to the Seller 1. If within 10 (ten) Business Days from the date of receipt of the Indemnifying Party Notice, the Seller 1 has not been provided with irrevocable remittance instructions for amounts specified in the Award to the Seller 1, Seller 1 may invoke the SBLC — General to the extent of such amounts set out in the Award within 15 (fifteen) Business Days of the receipt of the Indemnifying Party Notice by the Purchaser.

(C)
The Purchaser shall issue a notice to the Seller 1 (“Purchaser Notice”), which Purchaser Notice shall contain the Award, directing that no amounts are payable to the Seller 1. On delivery of such Purchaser Notice, the Purchaser may communicate with the Identified Bank and reduce the limits of the SBLC — General to the extent of the amounts set out in the Award, and the Seller 1 shall provide all reasonable co-operation to ensure that the SBLC — General limits is reduced by such amounts.

(vi)
The provisions of Clause 8.2 (c) (i) to Clause 8.2 (c) (v) shall apply mutatis mutandis to the SBLC — General issued for the benefit of the Promoter and the payment of the Promoters share of the General AIA (as set out in the Updated Schedule V) (“Promoter General AIA”) and references to ‘Seller 1’ in such clauses shall be construed as references to ‘Promoter’.

(vii)
Further, in the event, there is a dispute in relation to amounts required to be indemnified by the Promoter under Clause 7.1(ii), and if the Promoter General AIA (or any part of it) is required to be paid to the Promoter, due to any Applicable Laws, prior to the finalization/settlement of such dispute, then: (a) at least 4 (four) months prior to the Last Payment Date, the Promoter shall apply to the RBI seeking an extension of the period for the payment of such amount, and diligently pursue such application; and (b) if an approval from the RBI is not obtained within 2 (two) months from the Last Payment Date, the Promoter and the Purchaser shall necessarily agree on suitable escrow arrangements for the deposit and release of such amounts or such other mechanism as may be agreed between Promoter and the Purchaser, such that the commercial intent of the Parties under this Clause 8.2(c) is given effect to. For the avoidance of doubt, the cost of the obtaining the aforementioned approval from the RBI and/or the escrow arrangement or any alternate arrangement shall be borne solely by the Promoter.
(d)
For the sake of clarity, after paying the amounts under each of the Clauses 8.2(a) and 8.2(b), the remaining amounts under the respective Clauses, shall be forfeited and shall be deemed to be reduced from the Sale Consideration.

(e)
For the sake of clarity, after paying the amounts under each of the Clause 8.2(c), the remaining undisputed amounts under the said Clause, shall be forfeited and shall be deemed to be reduced from the Sale Consideration.

8.3
All SBLCs issued under Clause 8.2 shall be denominated in USD basis the INR to USD exchange rate published by the RBI on the date of the delivery of the Updated Schedule V in terms of Clause 4.1. All notices issued to the Purchaser in terms of this Clause 8.2 shall have the claim amounts set out in INR. All payments made by the Purchaser in terms of Clause 8.2 shall be made in USD equivalent to the INR claim amount computed at the INR to USD exchange rate published by the RBI 1 (one) Business Day prior to the date of such remittance. All notices issued to the Identified Bank in terms of Clause 8.2 shall have the claim amounts set out in USD computed at the INR to USD exchange rate published by the RBI 1 (one) Business Day prior to the date of such notice.

9.
POST CLOSING OBLIGATIONS

9.1
The Company shall and the Purchaser shall cause the Company to, within 14 (fourteen) Business Day of Closing Date, make all necessary filings to (i) the jurisdictional Registrar of Companies under the Indian Companies Act, 2013 pursuant to the resignation of the relevant nominees of the Sellers from the Company Board and (ii) filings with all other Governmental Authorities where Sellers or Promoter, or their respective nominees on the Company Board, are identified or notified to ensure such identification/reference is removed.

9.2
Within 10 (ten) Business Days from the Closing Date, all outstanding CCPS shall be converted into Equity Shares of the Company basis the share capital of the Company on a Fully Diluted Basis as set out in the Updated Schedule V.

9A
ACQUISITION OF SECOND TRANCHE SALE SHARES

9A.1
On the Second Closing Date, the Purchaser shall acquire the Second Tranche Sale Shares from the Promoter for the Second Tranche Sale Consideration, to be paid to the Promoter, which Second Tranche Sale Consideration shall be as set out in the Updated Schedule V.

9A.2
In the event the Purchaser fails to honour its payment obligations under Clause 9A.1, the Promoter shall have the right to invoke the BG — Second Tranche Sale Consideration to the extent of such default. In the event the Promoter fails to transfer the Second Tranche Sale Shares in terms of Clause 9A.1, the Purchaser shall have the right to cause the transfer of the Second Sale Tranche Shares to itself in accordance with the Second Closing Escrow Agreement.

9A.3
The transfer of the Second Tranche Sale Shares shall occur on the Second Closing Date as per the terms of the Second Closing Escrow Agreement. The Promoter shall be deemed to have provided representations and warranties set out in Paragraphs 1 to 11.2 and paragraph 12 of Part A of Schedule IV (except as set out in paragraph 9) in relation to the Second Tranche Sale Shares on the Second Closing Date as per the terms of the Second Closing Escrow Agreement, wherein references to the Sale Shares shall be construed to be references to the Second Tranche Sale Shares.

10.
DISPUTE RESOLUTION

10.1
Any dispute, controversy, claim or disagreement of any kind whatsoever between or among the Parties in connection with or arising out of this Agreement or the breach, termination or invalidity thereof  (hereinafter referred to as a “Dispute”) shall be referred to and finally resolved by arbitration irrespective of the amount in Dispute or whether such Dispute would otherwise be considered justifiable or ripe for resolution by any court. The Parties agree that they shall attempt to resolve through good faith consultation, any such Dispute between any of the Parties and such consultation shall begin promptly after a Party has delivered to another Party a written request for such consultation. This Agreement and the rights and obligations of the Parties shall remain in full force and effect pending the award in such arbitration proceeding, which award, if appropriate, shall determine whether and when any termination shall become effective.

10.2
The seat of the arbitration shall be in Singapore and shall be conducted under and in accordance with the Arbitration Rules of the Singapore International Arbitration Centre (“SIAC”) for the time being in force (the “SIAC Rules”), which SIAC Rules are deemed to be incorporated by reference into this Clause 10.2.

10.3
The arbitration shall be conducted before a sole arbitrator, who shall be fluent in English. The sole arbitrator shall be appointed by SIAC within 30 (thirty) days of the matter being referred to the SIAC by any Party to the Dispute. The language of the arbitration shall be English.

10.4
The award rendered shall be in writing and shall set out the reasons for the decision of the sole arbitrator. The award shall allocate or apportion the costs of the arbitration as the arbitrator deems fair.

10.5
The Parties agree that the arbitration award shall be final and binding on the Parties. Judgment upon the arbitration award may be rendered in any court of competent jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

10.6
No Party or Person involved in any way in the creation, coordination or operation of the arbitration of any Dispute may disclose the existence, content or results of the Dispute or any arbitration conducted under this Agreement in relation to that Dispute, in each case subject to those disclosures permitted by Clause 11 and save as required in order to enforce the arbitration agreement and/or any award made pursuant to this Agreement.

10.7
Nothing shall preclude any Party from seeking interim or permanent equitable or injunctive relief, or both, from any court having jurisdiction to grant the same. The pursuit of equitable or injunctive relief shall not be a waiver of the duty of the Parties to pursue any remedy for monetary damages through the arbitration described in this Clause 10.

11.
CONFIDENTIALITY AND NON-DISCLOSURE

11.1
Each Party shall keep all information and other materials passing between it and the other Parties in relation to or arising from the transactions contemplated by this Agreement, as well as the existence and the terms and conditions of this Agreement (the “Information”) confidential and shall not, without the prior written consent of the other Parties, divulge the Information to any other Person or use the Information other than for carrying out the purposes of this Agreement except:

(i)
To the extent that such Information is in the public domain other than by breach of this Agreement;

(ii)
To the extent that such Information is required to be disclosed by any applicable Law or requested to be disclosed by any Governmental Authority to whose jurisdiction the relevant Party (or where applicable, its Affiliates) is subject or with whose instructions it is customary to comply, provided that any Party proposing to make a disclosure as contemplated hereunder shall provide the other Parties with prompt written notice of such requirement so that any of such other Parties may seek a protective order or other remedy against such proposed disclosure. Further, in the event that such protective order or other remedy is not obtained within which such confidential information is to be legally furnished expires, the relevant Party making the disclosure shall only furnish such portion of such confidential information which is legally required to be provided and exercise its best efforts to obtain assurances that confidential treatment will be accorded to such information;
(iii)
To employees, directors or professional advisors of any Party on a need-to-know basis, subject to the disclosing Party informing such persons of the confidential nature of such Information, and provided that such Party shall continue to maintain the confidential nature of such Information;

(iv)
To the extent that any information, similar to the Information, shall have been independently developed by a Party without reference to any Information furnished by any other Party hereto;

(v)
To the extent required by a Party for the enforcements of its rights and obligations under this Agreement; and

(vi)
In respect of the Sellers and the Purchaser, to their respective direct and indirect shareholders, limited partners, Affiliates, managers and other investors, including where required to comply with fund reporting obligations, provided that such Persons are subject to customary confidentiality obligations in respect of the Information.

11.2
No formal or informal public announcement or press release, which makes reference to the terms and conditions of this Agreement or any of the matters referred to herein, shall be made or issued without the written consent of the Purchaser, the Seller 1, Company and the Promoter.

12.
NOTICES

12.1
Unless otherwise stated, all notices, approvals, instructions, demands and other communications given or made under this Agreement shall be in English and in writing and shall be given by personal delivery, or by sending the same by pre-paid registered mail addressed to the relevant Party at its address, or to the email account set out below:

(i)
   If to Seller 1:

Address	:	Peepul Capital Fund II LLC St. Louis Business Centre Cnr Desroches & St. Louis Streets Port Louis, Mauritius
Email	:	peepul@rogerscapital.mu
Attention	:	Mr N Sandeep Reddy
With a CC to:
Address	:	Peepul Capital Investment Advisors Private Limited 62, ABM Avenue, Boat Club, R.A Puram Chennai-600 028, India
Email	:	kiran@peepuladvisors.com
Attention	:	R. Kiran Gupta | Vice President — Legal
(ii)
   If to Seller 2:

Address	:	Chintalapati Holdings Private Limited Bldg-3, iLabs Centre, #18, Software Units Layout Madhapur, Hyderabad 500 081
Email	:	srini@peepuladvisors.com
Attention	:	Mr C Srinivasa Raju

With a CC to:
Address	:	Peepul Capital Investment Advisors Private Limited 62, ABM Avenue, Boat Club, R.A Puram Chennai-600 028, India
Email	:	kiran@peepuladvisors.com
Attention	:	R. Kiran Gupta | Vice President — Legal
(iii)
   If to Seller 3:

Address	:	Palmyrah Capital Pte Limited 10 Collyer Quay #10-01 Ocean Financial Centre Singapore 049315
Email	:	jyothikumar@palmyrahcapital.com
Attention	:	Jyothikumar Varma
(iv)
   If to Seller 4:

Address	:	Avini Private Limited 18 Cross Street #14-01/02 China Square, Central Singapore 048423
Email	:	sreddy@peepuladvisors.com
Attention	:	N Sandeep Reddy
With a CC to:
Address	:	Peepul Capital Investment Advisors Private Limited 62, ABM Avenue, Boat Club, R.A Puram Chennai-600 028, India
Email	:	kiran@peepuladvisors.com
Attention	:	R. Kiran Gupta | Vice President — Legal
(v)
   If to the Purchaser:

Address	:	Constellation Health Holdings Pte. Ltd. 30 Cecil Street, #19-08, Prudential Tower, Singapore (049712)
Email	:	jalsyn@incorp.asia; support@indotcorp.com; and info@incorp.asia
Attention	:	Jaslyn Ee
(vi)
   If to the Other Shareholders:

Address	:	Plot No. 2, 4th Floor, K P R Bhagyam Garden, Thiruvalluvar Salai, Ramapuram, Chennai-600089,
Email	:	ramanan@medall.in
Attention	:	Mr. S. V. Ramanan
(vii)
   If to the Promoter:

Address	:	No. 9, Casuarina Drive, Kapaleeshwarar Nagar, Neelankarai, Chennai-600041
Email	:	rajuv.raman@gmail.com
Attention	:	Mr Raju Venkatraman

(viii)
   If to Purchaser Parent:

Address	:	Constellation Alpha Capital Corp. Emerald View Suite 400 2054 Vista Parkway West Palm Beach, FL 33411 U.S.A.
Email	:	rss@constellationalpha.com
Attention	:	Rajiv S. Shukla, Chief Executive Officer
(ix)
   If to the Company (after the Closing Date):

Address	:	Constellation Health Holdings Pte. Ltd. 30 Cecil Street, #19-08, Prudential Tower, Singapore (049712)
Email	:	jalsyn@incorp.asia; support@indotcorp.com; andsupport@indotcorp.com
Attention	:	Jaslyn Ee
12.2
A Party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Clause 12, by giving the other Parties written notice of the new address in the manner set forth above.

13.
TERM AND TERMINATION

13.1
Term

This Agreement shall come into effect on the date hereof and shall remain valid and binding on the Parties until such time that it is terminated in accordance with Clause 13.2 below.
13.2
Termination

(i)
This Agreement may be terminated at any time by the mutual agreement of Promoter, Seller 1 and Purchaser;

(ii)
If the Closing has not occurred on or prior to the Long Stop Date or such later date as the Purchaser and the Sellers may mutually agree in writing, the Purchaser and the Sellers shall each have the right but not the obligation to terminate this Agreement by serving a written notice to the other Parties; provided, that no Party shall be entitled to terminate this Agreement pursuant to this Clause 13.2(ii) if such Party is then in material breach of this Agreement or where its acts or omissions has resulted in a Condition Precedent not having being satisfied on or prior to the Long Stop Date or Closing not having occurred.

13.3
Effect of Termination

(i)
Subject to Clause 13.3(ii) below, upon termination of this Agreement as aforesaid in Clause 13.2, the Parties shall have no obligation to proceed further and shall be relieved and discharged from all liabilities hereunder other than in respect of any prior breach of this Agreement; and

(ii)
The provisions of Clauses 1 (Definitions and Interpretation), 10 (Dispute Resolution), 11 (Confidentiality and Non-disclosure), 12 (Notices), this Clause 13.3 (Termination) and 14(Miscellaneous) shall survive the termination of this Agreement.

14.
MISCELLANEOUS

14.1
Counterparts

(i)
This Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument; and

(ii)
This Agreement may be executed by delivery of an e-mail copy of an executed signature page with the same force and effect as the delivery of an originally executed signature page.

14.2
Specific Performance

Except as set forth in Clause 4.7, the Parties agree that in the event of any material breach of any covenant, obligation or other provisions set out in this Agreement, the other Party(ies) shall be entitled to seek a decree or order of specific performance to enforce the observance and performance of such covenant, obligation or other provisions by the non-performing Party, in addition to any other remedies available to it.
14.3
Entire Agreement

This Agreement along with the Second Closing Escrow Agreement shall constitute and contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all previous communications, negotiations, commitments, either oral or written, between the Parties respecting the subject matter hereof.
14.4
Governing Law

This Agreement shall be governed in all respects by the laws of India.
14.5
Severability

Any provision of this Agreement, which is invalid or unenforceable, shall be ineffective to the extent of such invalidity or unenforceability, without affecting in any way the remaining provisions hereof. If for any reason whatsoever, any provision of this Agreement is or becomes, or is declared by a court of competent jurisdiction to be, invalid, illegal or unenforceable, then the Parties will negotiate in good faith to agree on such provision to be substituted, which provisions shall, as nearly as practicable, leave the Parties in the same or nearly similar position to that which prevailed prior to such invalidity, illegality or unenforceability.
14.6
Amendments

No change, alteration, modification or addition to this Agreement shall be valid unless in writing and properly executed by the Parties hereto.
14.7
Rights Cumulative

(i)
Except as set out elsewhere in this Agreement, the rights, powers, privileges and remedies provided in this Agreement are cumulative and are not exclusive of any rights, powers, privileges or remedies provided by applicable Law or otherwise;

(ii)
No failure to exercise nor any delay in exercising any right, power, privilege or remedy under this Agreement shall in any way impair or affect the exercise thereof or operate as a waiver thereof in whole or in part; and

(iii)
No single or partial exercise of any right, power, privilege or remedy under this Agreement shall prevent any further or other exercise thereof or the exercise of any other right, power, privilege or remedy.

14.8
Successors and Assigns

Subject to Clause 7.5 (d), no rights, liabilities or obligations under this Agreement shall be assigned by either Party without the prior written consent of the other Parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
14.9
Costs and Expenses

(i)
Except as otherwise provided in this Agreement, each Party shall pay its own expenses in connection with the preparation and performance of this Agreement and the consummation of the transactions contemplated hereby, including without limitation, all fees and expenses of legal and financial advisors, independent accountants and actuaries.

(ii)
All statutory costs and expenses (including payment of applicable stamp duty) incurred in respect of or relating to the execution of this Agreement shall be borne by the Purchaser.

(iii)
For the sake of clarity, (a) the Company shall not bear any costs associated with the sale of the Shares by the Sellers (including any finder fee or investment banking fee), (b) the Sellers shall not bear any costs associated with the preparation, negotiation, submission or performance of any of the Proxy Statement or any other document submitted with the SEC or the Purchaser Parent’s Stockholders in relation to the transactions to be undertaken by the Purchaser under this Agreement, and (c) other than as expressly set out in Clause 14.9 (ii), the Purchaser shall not bear any stamp duty costs associated with the transfer of the Sale Shares to the Purchaser.

(iv)
The fees payable to the Identified Bank/Promoter Identified Bank for issuing the SBLCs and BG shall be borne by the Purchaser.

14.10
Waiver

14.10.1
Each of the Sellers and the Company hereby expressly waive all restrictions on transfer and conversion of the Sale Shares and the Second Tranche Sale Shares (including affirmative vote rights pertaining to transfer/conversion of any Sale Shares/Second Tranche Sale Shares) under any Existing Agreements to which it is a party and the Charter Documents of the Company, solely for consummation of the transactions contemplated under this Agreement.

14.10.2
Subject to Clause 14.10.1, no waiver of any provision of this Agreement or consent to any departure from it by any Party shall be effective unless it is in writing, and signed by a duly authorized representative of the concerned Party. A waiver or consent shall be effective only for the purpose for which it is given. No default or delay on the part of any Party in exercising any rights, powers or privileges operates as a waiver of any right, nor does a single or partial exercise of a right preclude any exercise of other rights, powers or privileges.

14.11
Further Assurances

The Parties shall execute other documents, cause meetings to be held, cause resolutions to be passed, exercise their votes and do and perform, and cause to be done and performed such further acts and things as may reasonably deem necessary or desirable in order to give full effect to this Agreement and the transactions contemplated under this Agreement, whether on or after the Execution Date.
14.12
Relationship of the Parties

The Parties are independent contractors. None of the Parties shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Parties except as specifically provided by this Agreement. Nothing in this Agreement shall be interpreted or construed to create an association or partnership between the Parties, deem them to be persons acting in concert or to impose any liability attributable to such relationship upon any of the Parties nor, unless expressly provided otherwise, to constitute any Party as the agent of any of the other Parties for any purpose.
14.13
Third Party Rights and Obligations

Any Person who is not party to this Agreement shall have no rights whether under contract, law, equity or otherwise to enforce any term of this Agreement.
14.14
Authority by Other Shareholders to Mr. S. V. Ramanan

Mr. S. V. Ramanan agrees and undertakes that each of the Other Shareholders have irrevocably authorized Mr. S. V. Ramanan (“Representative”) as its agent and attorney-in-fact for and on its behalf to execute this Agreement and/or any amendments or supplements to this Agreement, to transfer the Sale Shares by the Other Shareholders to the Purchaser in the manner contemplated in this Agreement, to supply to the other Parties all information concerning such Other Shareholder contemplated by this Agreement, to exclusively give all notices, consents and instructions on behalf of such Other Shareholder, to agree, accept and execute on behalf of such Other Shareholder, all documents in connection with this Agreement (including amendments and variations of and consents under this Agreement) and to execute any new document and to take such other action as may be necessary or desirable under or in connection with this Agreement for the performance of the transactions contemplated in this Agreement, in each case on behalf of such Other Shareholder. It is also hereby agreed that the Parties shall be entitled to rely on any action purported to be taken by the Representative on behalf of Other Shareholders, and the Other Shareholders hereby agree and undertake to severally and not jointly indemnify, defend and hold harmless the Parties to this Agreement from and against any and all Losses suffered, incurred or paid, or to be suffered, incurred or paid by such Party which arise out of or result a breach of this Clause 14.14, or any claim or demand made by the Other Shareholder against such Party.

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered for and on behalf of
PEEPUL CAPITAL FUND II LLC
/s/ Iqbal Dulloo

By:       Iqbal Dulloo
Title:     Director
Authorised by resolution of the board of directors dated
25 July 2018
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Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered for and on behalf of
CHINTALAPATI HOLDINGS PRIVATE LIMITED
/s/ Chintalapati Srinivasa Raju

By:    Chintalapati Srinivasa Raju
Title: Director
Authorised by resolution of the board of directors dated
1 August 2018
[The rest of the page has been intentionally left blank]
Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered for and on behalf of
PALMYRAH CAPITAL PTE LIMITED
/s/ Dandu Jyothi Kumar Varma

By:     Dandu Jyothi Kumar Varma
Title:  Director
Authorised by resolution of the board of directors dated
13 July 2018
[The rest of the page has been intentionally left blank]
Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered for and on behalf of
AVINI PRIVATE LIMITED
/s/ N. Mrinalini Reddy

By:    N. Mrinalini Reddy
Title:  Authorised Signatory
Authorised by resolution of the board of directors dated
14 July 2018
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Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

IN WITNESS WHEREOF, the parties hereto, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered by
Mr RAJU VENKATRAMAN
/s/ Raju Venkatraman

[The rest of the page has been intentionally left blank]
Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered for and on behalf of Other Shareholders specified in Schedule I of this Agreement
/s/ SV Ramanan

By:    Mr SV Ramanan
(For self and the remaining Other Shareholders)
Authorised by Power of Attorney dated 13 June 2018, 21 July 2018 and
26 July 2018 for Dr. Bharathi Dhalla, Mr. S. Sankaran and Mrs. Raji
Raju respectively and 23 July 2018 for all other shareholders.
[The rest of the page has been intentionally left blank]
Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered for and on behalf of
CONSTELLATION HEALTH HOLDINGS PTE LTD
/s/ Rajiv Sarman Shukla

By:    Rajiv Sarman Shukla
Title:  Director
Authorised by resolution of the board of directors dated
30 July 2018
[The rest of the page has been intentionally left blank]
Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered for and on behalf of
CONSTELLATION ALPHA CAPITAL CORP.
/s/ Rajiv Sarman Shukla

By:    Rajiv Sarman Shukla
Title:  Chairman & CEO
Authorised by resolution of the board of directors dated
30 July 2018
[The rest of the page has been intentionally left blank]
Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

IN WITNESS WHEREOF, the parties hereto, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names, as of the date first above written.
Signed and delivered for and on behalf of
MEDALL HEALTHCARE PRIVATE LIMITED
/s/ Raju Venkatraman

By:    Raju Venkatraman
Title:  Managing Director and CEO
Authorised by resolution of the board of directors dated
1 August 2018
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Signature Page to the Share Purchase Agreement executed inter-alia between Peepul Capital Fund II LLC and Constellation Health Holdings Pte. Ltd. and Medall Healthcare Private Limited

SCHEDULE II
CONDITIONS PRECEDENT
PART A — SELLERS CONDITIONS PRECEDENT
1.
The depository participants of the Sellers and the Purchaser shall have reviewed and confirmed that the duly executed but undated delivery instruction slips for the transfer of the Sale Shares to the Purchaser’s Demat Account are in a proper form and contain all relevant details.

2.
The share transfer forms for the transfer of Sale Shares in physical form shall have been duly stamped and in agreed form.

3.
Seller 1, Seller 3 and Seller 4 shall obtain and deliver to the Purchaser, the following documents:

(a)
Certified copies of their respective permanent account numbers;

(b)
Duly executed ‘Form 10F’ containing the particulars prescribed under Rule 21AB of the IT Rules for the Seller 1, the Seller 3 and the Seller 4 respectively;

(c)
Draft computation in accordance with provisions of the IT Act, as prepared by one of the Big 4 Accounting Firms, of capital gains arising to the: (i) Seller 1, Seller 3 and Seller 4, on the transfer of the respective Sale Shares under this Agreement; and the Purchaser shall be entitled to place reliance on such computation;

(d)
Drafts of Tax Opinion 1, Tax Opinion 2 and Tax Opinion 3; provided that Purchaser is eligible to place reliance on the same;

(e)
Copies of the valid TRCs certified to be a true copy by a director or secretary of the Seller as under:

(A)
For Seller 1: For entire FY 2018-19 (or such FY in which Closing Date falls, evidencing that the Seller 1 is a tax resident of Mauritius and is eligible to claim the benefits of the India-Mauritius Tax Treaty at all times during the FY 2018-19;

(B)
For Seller 3: For entire FY 2018-19 (or such FY in which Closing Date falls, evidencing that the Seller 2 is a tax resident of Singapore and is eligible to claim the benefits of the India-Singapore Tax Treaty at all times during the FY 2018-19;

(C)
For Seller 4: For entire FY 2018-19 (or such FY in which Closing Date falls, evidencing that the Seller 4 is a tax resident of Singapore and is eligible to claim the benefits of the India-Singapore Tax Treaty at all times during the FY 2018-19;

(f)
Such information and documents as may be necessary for the Purchaser for furnishing the particulars in relation to purchase of the respective Sale Shares by the Purchaser from Tax Warrantor in Form 15CA and certificate from any of the Big 4 Accounting Firms in India in Form 15CB in accordance with the provisions of the IT Act and IT Rules.

4.
The Sellers shall have provided valuation report for the Sale Shares in accordance with Section 50CA of the IT Act and as required under FEMA.

5.
The Company shall have issued a letter in a form mutually agreed between Seller 1, Promoter and Purchaser, seeking the prior consent of the relevant Governmental Authority in terms of the contract executed with the Jharkhand Corporation dated as of May 8, 2015 and the Jharkhand Corporation shall have: (i) either granted its consent for the transaction or confirmed that no such consent is required, or (ii) failed to reply to the said letter for a period of 90 (ninety) days.

6.
Company and Clumax shall have obtained the prior written consent of HDFC Bank for the transactions contemplated under this Agreement.

7.
Company shall have obtained the prior written consent of IDFC Bank for the transactions contemplated under this Agreement.

8.
Company shall have paid out all amounts due to Siemens.

9.
Company shall have provided a 60 Business Day prior intimation or obtained a no-objection certificate for the change of control proposed under this Agreement to: (i) SREI Equipment Finance Limited in terms of Master Lease Agreement dated July 13, 2017 and (ii) De Lage Landen Financial Services India Private Limited in terms of the Operating Lease Master Agreement dated August 16, 2017.

10.
Company shall ensure that all of its contractors are either registered under the CLRA or have applied for registration;

11.
Company shall have obtained a prior approval/waiver from SBI General Insurance in terms of the Directors’ and Officers’ Insurance Policy issued by SBI General Insurance to the Company for the change of control contemplated under this Agreement;

12.
The Company shall have applied to the relevant Governmental Authority for obtaining the clinical establishment license under the Tamil Nadu Private Clinical Establishments (Regulation) Act 1997 in respect of all the following centres: (i) Kilpauk, (ii) Adyar, (iii) Tirunelveli, (iv) Vadapalani, (v) Malar and (vi) Trichy, in the state of Tamil Nadu.

13.
The Company shall have made an application for procurement of registration under BMW Rules in Ranchi.

14.
The Promoter having delivered to the Purchaser a certificate from the relevant Tax Authority under Section 281 of the IT Act, 1961 in respect of the relevant Promoter Sale Shares.

15.
No injunction, stop order or proceedings seeking a stop order relating to the Proxy Statement or the Closing of the Transaction shall be threatened or initiated by the SEC or any other Governmental Authority.

16.
No Material Adverse Effect with respect to any Group Company and/or the Business shall have occurred, and no event has occurred or circumstance exists that may result in such a Material Adverse Effect.

17.
The Second Closing Escrow Agreement shall have been executed in a form agreed upon between Purchaser and Promoter.

18.
The Form FC-TRS (or Form SMF, as applicable) required to be filed on the Closing Date shall have been in agreed form.

19.
The Purchaser shall have procured a tax withholding indemnity insurance with coverage (both time limits and financial caps) that mirrors the respective Seller’s liability in terms of this Agreement from an identified insurer mutually identified by the Purchaser and Seller 1 to protect the Indemnified Parties against any Losses arising out of, involving or relating to, or in connection with Clause 7.1 (iii). The Company, Seller 1, Seller 3 and Seller 4 shall furnish appropriate information and documents to the Purchaser and the relevant insurer for procuring such insurance, and the Purchaser and the aforesaid respective Sellers shall equally bear and pay the costs and expenses pertaining to procurement of the insurance.

20.
The Sellers shall have provided to the Purchaser a tax opinion in agreed form (which can be relied upon by the Purchaser) from PwC opining that on account of the transactions set out in this Agreement, neither the Purchaser nor the Company would be subject to any tax under the IT Act.

21.
The Company shall have provided to the Purchaser the IFRS Financial Statements by August 3, 2018.

22.
The Company shall have increased its authorised share capital (if required) by such amounts as may be required to convert all CCPS in terms of this Agreement.

23.
The Company shall re-classify all series of Equity Shares of the Company as ordinary Equity Shares having pari-passu rights with all other Equity Shares.

PART B — PURCHASER CONDITIONS PRECEDENT
1.
The Purchaser Parent shall have received a simple majority approval from its shareholders approving the transactions contemplated under this Agreement, including the purchase of the Sale Shares.

2.
The SBLCs to be issued by the Identified Bank shall be in agreed form.

3.
The terms of the BG — Second Tranche Sale Consideration shall have been agreed upon between the Purchaser and the Promoter.

4.
The Purchaser shall have procured a tax withholding indemnity insurance with coverage (both time limits and financial caps) that mirrors the respective Seller’s liability in terms of this Agreement from an identified insurer mutually identified by the Purchaser and Seller 1 to protect the Indemnified Parties against any Losses arising out of, involving or relating to, or in connection with Clause 7.1 (iii). The Company, Seller 1, Seller 3 and Seller 4 shall furnish appropriate information and documents to the Purchaser and the relevant insurer for procuring such insurance, and the Purchaser and the aforesaid respective Sellers shall equally bear and pay the costs and expenses pertaining to procurement of the insurance.

5.
The Purchaser shall have entered into binding arrangements which enable the Purchaser to drawdown such amount of funds which are required to be borrowed to undertake payment for purchase of the Sale Shares in accordance with this Agreement.

6.
The Second Closing Escrow Agreement shall have been executed in a form agreed upon between Purchaser and Promoter.

7.
The Form FC-TRS (or Form SMF, as applicable) required to be filed on the Closing Date shall have been in agreed form.

SCHEDULE III
CLOSING ACTIONS
1.
The Sellers shall have delivered the Updated Disclosure Schedule to the Purchaser.

2.
The Promoter and the Company shall convert all Class B CCPS and Class C CCPS held by the Promoter into Equity Shares as set out in the Updated Schedule V.

3.
Seller 1, Seller 3 and Seller 4 shall provide Purchaser with the following completion deliverables prior to the remittance of the Sale Consideration:

(a)
Computation in accordance with provisions of the IT Act, as prepared by one of the Big 4 Accounting Firms, of capital gains arising to the: (i) Seller 1, Seller 3 and Seller 4 on the transfer of the respective Sale Shares under this Agreement; and the Purchaser shall be entitled to place reliance on such computation;

(b)
Tax Opinion 1, Tax Opinion 2 and Tax Opinion 3; provided that Purchaser is eligible to place reliance on the same;

4.
The Termination Agreement shall be effective and the existing shareholders agreement between the Sellers shall stand terminated.

5.
The Purchaser shall instruct its bank to wire transfer the Aggregate Closing Date Sale Consideration into the respective Seller Bank Accounts as set out in the Updated Schedule V and provide copies of such wire transfer instructions and foreign inward remittance certificate, if applicable, to the respective Sellers;

6.
Immediately upon receipt of the Aggregate Closing Date Sale Consideration in accordance with Clause 4 above, the Sellers shall:

(i)
To the extent the Sale Shares are being transferred in a demat form (“Demat Sale Shares”):

a.
deliver signed delivery instruction slips to their respective depository participants, instructing such depository participant to debit the Demat Sale Shares from the relevant Seller’s Demat Account(s) in favour of the Purchaser’s Demat Account;

b.
deliver to the Purchaser, a certified true copy of the delivery instruction slip evidencing acceptance of instructions from the relevant Sellers to transfer the Demat Sale Shares from the relevant Seller’s Demat Accounts to the Purchaser’s Demat Account;

(ii)
To the extent the Sale Shares are being transferred in a physical form (“Physical Sale Shares”), the relevant Seller shall deliver to the Purchaser original share certificates representing the Physical Sale Shares along with valid share transfer deeds fully signed, stamped and witnessed; and

(iii)
to the extent applicable, upload the duly completed Form FC-TRS and necessary annexures, in relation to the transfer of the relevant Sale Shares on the Indian government’s ‘Ebiz India’s G2B Portal’, and submit the acknowledgment of filing of Form FC-TRS from the authorized dealer of the relevant Sellers to the Company Board.

7.
Duly filled and signed resignation letters of the nominees of the Sellers on the Company Board shall be handed over to the Purchaser.

8.
The Company shall, and the Sellers shall cause the Company to pass the Closing Resolutions, as applicable, and provide certified copies of the Closing Resolutions to the Purchaser.

9.
The Company shall, and the Sellers shall cause the Company to pass requisite resolutions at the extra-ordinary general meeting of the Company conducted at a shorter notice to approve the amended articles of association of the Company.

10.
The Purchaser shall procure that the SBLCs are issued by Identified Banks to the relevant Sellers.

11.
Purchaser shall provide to the Promoter a bank guarantee or standby letter of credit from a Promoter Identified Bank for an amount equal to the Second Tranche Sale Consideration to secure its payment obligations contained in Clause 9A.1, in the form agreed between the Purchaser and the Promoter (“BG — Second Tranche Sale Consideration”),

12.
The Promoter shall deposit all Second Tranche Sale Shares with the Escrow Agent in terms of the Second Closing Escrow Agreement.

SCHEDULE IV
REPRESENTATION AND WARRANTIES
PART A | SELLER REPRESENTATIONS AND WARRANTIES
1.
Organization and Standing

If a natural Person, the Seller has the Indian ‘Permanent Account Number’ (PAN) set forth opposite its name on Schedule I.
If not a natural Person, such Seller is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation.
2.
Power and Authority

Such Seller has the legal power, right and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery by such Seller of this Agreement, the consummation of the transaction contemplated by this Agreement and the performance by such Seller of such Seller’s obligations hereunder require no approval of, filing with or other action by or in respect of any Governmental Authority, agency or official, in each case other than the those mentioned in the Disclosure Schedule. The execution and delivery of this Agreement by such Seller and the consummation by such Seller of the transaction to be consummated by it have been duly authorized by its board of directors and by all other necessary corporate actions (if applicable). This Agreement has been duly executed and delivered by such Seller and constitutes a legal, valid and binding agreement of such Seller enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
3.
Litigation/Proceedings

There is no litigation pending or threatened against or otherwise relating to or affecting the Seller or any of its officers, directors or employees (in their capacity as such) that would give rise to or serve as the basis for a cause of action to prevent the Seller from entering into or consummating the terms of this Agreement, or that may result in the transaction hereunder being treated as void, or voidable.
4.
Non-Contravention

The execution, delivery and performance by the Seller of this Agreement and all instruments or agreements required hereunder and the consummation of the transactions contemplated by this Agreement does not and will not:
(i)
violate any provision of the Charter Documents of the Seller or the Company;

(ii)
conflict with or result in any material breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any agreement to which the Seller is a party or by which the Seller is bound;

(iii)
violate any court order, judgment, injunction, award, decree or writ against, or binding upon, the Seller or upon its securities, properties or business;

(iv)
violate any law or regulation of India or any other jurisdiction in which the Seller maintains a business presence.

5.
The Sellers have not committed or omitted to take any actions, and there are no proceedings threatened or pending against the Sellers that could result in any Person including a Governmental Authority exercising any rights whatsoever in relation to any of the Respective Seller Sale Shares.

6.
The Respective Seller Sale Shares has been subscribed to, acquired and held (as applicable) by the Sellers in accordance with applicable Law. Other than as provided in this Agreement, all relevant Consents required for the ownership and transfer of the Respective Seller Sale Shares have been obtained and are currently in force and effect. All filings and reporting required to be made with a

Governmental Authority with respect to the Respective Seller Sale Shares have been duly, validly and correctly made, and there are no outstanding notices, outstanding claims, unresolved disputes/observations in relation thereto from any Governmental Authority.
7.
Such Seller is not insolvent or unable to pay his debts under the insolvency laws of any jurisdiction applicable to his and has not stopped paying debts as they fall due. No administrator or any receiver or manager has been appointed by any person in respect of such Seller and his assets, and no steps have been taken to initiate any such appointment and no voluntary arrangement in relation to the assets of the Seller has been proposed.

8.
None of the information relating to the Sellers supplied by the Sellers, or by any other Person acting on behalf of the Sellers, for inclusion in the Proxy Statement, as of the date on which such information is provided contains any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading.

9.
The Seller (i) is not an official, political party, party official, candidate for political office or representative of a state-owned enterprise (a “Government Official”) and (ii) will not cause any part of any monies or consideration paid hereunder to accrue for the benefit of any Government Official.

10.
Ownership of Shares

10.1
The Seller is the sole legal and beneficial owner of the Respective Seller Sale Shares, free and clear of any Encumbrances. The Respective Seller Sale Shares are being sold by such Seller free and clear of all Encumbrances and, upon payment for such Respective Seller Sale Shares by the Purchaser pursuant to the terms of this Agreement, the Seller shall transfer to the Purchaser such Respective Seller Sale Shares free and clear of all Encumbrances.

10.2
Upon the transfer of the Respective Seller Sale Shares by such Seller, the Purchaser will be the sole legal and beneficial owner of the Respective Seller Sale Shares and will be registered as the sole owner of the Respective Seller Sale Shares. On the Closing Date, the Company will have good right, full power and absolute authority to approve and record the transfer of the Respective Seller Sale Shares to the Purchaser and the Company has not (nor has anyone on its behalf) done, committed or omitted any act, deed, matter or thing whereby the transfer of the Respective Seller Sale Shares can be forfeited, extinguished or rendered void or voidable including under Section 281 of the IT Act.

10.3
All of the Respective Seller Sale Shares have been duly authorized, validly issued to and validly acquired by the Seller and are fully paid — up, and the Company has not exercised nor purported to exercise or claimed any lien over any of them, .and all necessary consents, approvals, orders, authorisations, or registrations required for such issue had been obtained and to the extent necessary, are in full force and effect.

10.4
The Seller has not dealt with the Respective Seller Sale Shares in any manner inconsistent with Laws applicable to the Seller or the Company.

10.5
The Seller has held the Respective Seller Sale Shares in accordance with applicable Law, and all Consents required by the Seller under applicable Law for purchasing or subscribing to the Respective Seller Sale Shares have been duly obtained by him/it and to the extent necessary, are in full force and effect.

10.6
Such Seller has voluntarily decided to sell and transfer the Respective Seller Sale Shares to the Purchaser after having obtained such legal advice as it deems appropriate.

10.7
There is no lawsuit, arbitration, or legal, administrative, criminal or other proceedings or governmental investigation pending or, to the knowledge of the Seller, threatened, against or otherwise relating to or affecting the Seller nor there are any outstanding Tax dues or pending Tax Proceedings against the Seller which would prevent the Seller or that, to the knowledge of the Seller, would give rise to or serve as the basis for a cause of action to prevent the Seller from entering into or consummating the terms of this Agreement including the transaction being treated as void under Section 281 of the IT Act.

11.
Tax Warranties

11.1
Promoter, Other Shareholders and Seller 2 are Persons resident in India for the entire FY 2018-19 (or the FY in which Closing Date falls) under the IT Act.

11.2
Seller is the legal and beneficial owner of the Respective Seller Sale Shares and holds and has always held the same as capital assets and not as stock-in-trade;

11.3
Seller 1, Seller 3 and Seller 4 are non-residents under section 6 of the IT Act.

11.4
Seller 1 is a tax resident of Mauritius and has a valid TRC for FY 2018-19 (or the FY in which the Closing Date falls), and is eligible to claim the benefits of the India-Mauritius Tax Treaty at all times during the FY 2018-19 and that such eligibility has never been challenged, and gains arising from transfer of the Seller 1 Sale Shares shall not be chargeable to tax in India in the hands of Seller 1, under the IT Act.

11.5
Seller 1 holds a Category I Global Business License from the Financial Service Commission in Mauritius.

11.6
Seller 3 and Seller 4 are tax residents of Singapore and have a valid TRC for FY 2018-19(or the FY in which the Closing Date falls) and are eligible to claim the benefits of the India-Singapore Tax Treaty at all times during the FY 2018-19 (or the FY in which the Closing Date falls) and that such eligibility has never been challenged, and gains arising from transfer of the Respective Seller Sale Shares shall not be chargeable to tax in India in the hands of Seller 3 and Seller 4, under the IT Act.

11.7
The information and/or documents provided by Seller 1, Seller 3 and Seller 4, for issuing Form 15CB as required under the provisions of the IT Act, and to a reputed law firm/any one of Big 4 Accounting Firm for issuing the Tax Opinion and Tax computation with respect to Indian income-tax implications, is true and correct.

11.8
Seller 1, Seller 3 and Seller 4 do not have a permanent establishment in India in FY 2018-19, in accordance with the provisions of the India-Mauritius Tax Treaty and India-Singapore Tax Treaty respectively.

11.9
All investments that are, or have been, made by Seller 1, Seller 3 and Seller 4 are or were funded through its bank account in Mauritius and Singapore respectively.

11.10
Seller 1, Seller 3 and Seller 4 have undertaken all their transactions from their bank account in Mauritius and Singapore respectively.

11.11
Seller 1, Seller 3 and Seller 4 have acquired the Respective Seller Sale Shares on or prior to 31 March 2017 in the form in which they are transferred under this Agreement (including as a result of a conversion of any convertible instruments).

11.12
All books and records of the Seller 1 are held and maintained in Mauritius.

11.13
All books and records of the Seller 3 and Seller 3 are held and maintained in Singapore.

12.
Tax Returns

Seller of Sale Shares shall file a return of its income with the tax authorities in India for the FY 2018-19 (being the assessment year 2019-20) within the prescribed time limit under the IT Act and shall provide an acknowledged copy of the return furnished thereof to Purchaser within 7 (seven) days upon filing such return.

PART B | COMPANY REPRESENTATIONS AND WARRANTIES
1.
Information

1.1
None of the information contained in any certificate, or other document delivered by the Company and/or the Sellers at the time of due diligence or in terms of the Agreement contains any untrue statement of a fact or omits to state a material fact necessary to make the statements herein not misleading.

2.
Corporate Existence and Power

2.1
Incorporation

(i)
The Company is existing as a private company under the Companies Act, 2013 and has received the certificate of incorporation enabling it to carry on its business. The Company has been duly incorporated and validly exists under the laws of India.

(ii)
The Company has full power and authority to enter into and perform this Agreement and all other documents executed by the Company which are to be delivered at Closing (together, the “Documents”), each of which constitutes (when executed) legal, valid and binding obligations of the Company in accordance with its respective terms.

(iii)
The execution, delivery and performance by the Company of the Documents will not constitute a breach of any laws or regulations in any relevant jurisdiction or result in a breach of or constitute a default under (a) any provision of the articles of association of the Company; (b) any order, judgment or decree of any court or Governmental Authority by which the Company is bound; (c) any agreement or instrument to which the Company is a party or by which it is bound; or (d) violate any applicable Law.

(iv)
Other than as expressly contemplated by this Agreement, the Company is not or will not be required to give any notice to or make any filing with or obtain any permit, consent, waiver or other authorisation from any Governmental Authority or other Person in connection with the execution, delivery and performance of the Documents.

2.2
Corporate Records

2.2.1
The Charter Documents of the Company are in full force and effect.

2.2.2
The statutory records and statutory books of the Company are duly entered up and maintained in accordance with all material legal requirements applicable thereto and contain true records of all matters required to be dealt with therein. The minutes of the meetings of the Company Board and shareholders of the Company have been maintained in material compliance with the requirements under the Act.

2.2.3
The Company Board meetings and the general meetings of the Company have been validly held in accordance with the provisions of the Companies Act, 2013 and all actions and resolutions relating to each such meeting were taken and passed respectively in accordance with the provisions of the Companies Act, 2013.

2.3
Share Capital and Corporate Structure

2.3.1
The capital structure and the shareholding of the Company on a Fully Diluted Basis as on date is as specified in Schedule VI; and immediately prior to Closing shall be as specified in the Updated Schedule V;

2.3.2
Other than as set out in the shareholding pattern annexed as Schedule VI to this Agreement the Company has not issued any other securities;

2.3.3
All Sale Shares issued by the Company are fully paid up (both par and premium) and have been properly and duly registered in the register of members of the Company.

2.4
The Sale Shares have been duly authorised and validly allotted by the Company in accordance with applicable Laws.

2.5
All information as set out in Exhibit I is true, correct and complete.

3.
Financial Statements

3.1
The Historical Financial Statements:

(i)
have been prepared in accordance with applicable Laws;

(ii)
have been prepared in accordance with Accounting Standards, as applicable to the Company; and

(iii)
are true and fair in all material respects.

3.2
As on the Closing Date, the IFRS Financial Statements:

(i)
have been prepared in accordance with applicable Laws;

(ii)
have been prepared in accordance with IFRS as promulgated by International Accounting Standards Board; and

(iii)
are true and fair in all material respects.

PART C | BUSINESS REPRESENTATIONS AND WARRANTIES
Subject to the Disclosures, Promoter and the Seller 1 (to the best of the knowledge of Seller 1) hereby represent and warrant to Purchaser:
1.
Solvency and Winding Up

1.1
The Company has not filed or resolved to make any filing for its insolvency, winding up or bankruptcy proceedings under applicable Law.

1.2
The Company has not made any filing or resolved to make any filing regarding a scheme of arrangement or composition with, or reconstruction arrangement or assignment for the benefit of or other arrangement with all or a class of creditors.

1.3
The Company has not received any order admitting it into insolvency or admitting it into proceeding for winding up or bankruptcy/liquidation.

1.4
No Indebtedness of the Company existing as on date has been recalled or is subject to a notice of recall currently outstanding on account of any default by the Company of the terms of such Indebtedness.

1.5
No lender or trustee having security over any assets of the company has issued any notice to the Company seeking enforcement and/or possession of any such assets.

2.
Conduct of Business

2.1
Regulatory Approvals

2.1.1
The Company has made all material filings and submissions required to be made with the relevant Governmental Authorities for issuance of Sale Shares to “non-resident(s)” and, no objection has been received by the Company in this regard from any such Governmental Authority that is outstanding.

2.1.2
The Company has all material Governmental Approvals necessary for the Company to carry on its business as required by applicable Laws. The Company has performed all of its material obligations under each such Governmental Approvals and is in compliance with all material conditions in each such Governmental Approval.

2.1.3
Other than the Consents, registrations and approvals obtained by the Company, no further material Consent or Governmental Approvals are required to be obtained or necessary under any and all applicable Laws to give effect to the transactions contemplated under this Agreement.

2.1.4
Company has not received written notification from any Governmental Authority, that it has acted in a manner which contravenes any Laws, which are outstanding.

2.1.5
The business of the Company is carried out in conformity with all material applicable Laws, Material Contracts and Consents.

2.1.6
The Company has complied with all provisions of the Companies Act 2013, including provisions pertaining to maintenance of minutes of meetings and all minutes shared with the representatives of the Purchaser are identical to the final minutes that have been signed by the chairman of each meeting.

2.1.7
The Company has duly completed filings required under FEMA as required from time to time; and it has not received any notice of non-compliance from any Governmental Authority in connection to any violations under the FEMA, which are outstanding.

2.1.8
The Company does not require any license under Maharashtra Nursing Homes Registration Rules 1973 for its centre at Nashik.

3.
Borrowing and indebtedness

3.1.1
The Company does not have any liabilities or Indebtedness other than those disclosed in the Financial Statements.

3.1.2
As of the Execution Date, there are no unresolved notices of defaults or breaches under any of the financing documents to which Company is a party.

3.1.3
The Company is not subject to any arrangement for receipt or repayment of any grant, subsidy or financial assistance from any Governmental Authority.

4.
Tax Matters

4.1.1
The Company is not the subject of any on-going suits, litigation or arbitration (whether civil, criminal or administrative), non-routine enquiry or audit by any Governmental Authority in respect of any Tax (a “Tax Authority”), either in their own capacity or as a representative assessee under the IT Act.

4.1.2
All Tax Returns (including withholding tax returns) of the Company required to have been filed have been duly and timely filed with the appropriate Governmental Authority and are true, correct and complete in all material respects.

4.1.3
All Taxes (including withholding tax) due and payable by the Company for the time periods reflected on the foregoing Tax Returns, or otherwise payable by the Company, have been timely paid in full.

4.1.4
All Taxes of the Company not yet due and payable have been fully accrued on the books of the Company.

4.1.5
There are no liens for Taxes upon any of the assets of the Company.

4.1.6
The Company is in compliance with all transfer pricing requirements under the IT Act.

4.1.7
All transactions undertaken by the Company and Seller have been in compliance under the applicable Law including transfer pricing regulations/fair market value test as applicable under the IT Act.

4.1.8
No foreign, federal, state or local tax audits or assessments or administrative or judicial proceedings are pending or being conducted with the Company, and no claim has ever been made by a Tax authority in a jurisdiction where the Company does not file tax returns stating that it may be subject to Taxes assessed by such jurisdiction including the Company being treated as resident in a country other than India

4.1.9
The Company is not liable directly or indirectly for the Taxes of any other Person nor it is liable for any tax as the agent of any other person or business or constitutes a permanent establishment of any other person, business or enterprise for any tax purpose.

4.1.10
The Company has not received any notice of any liens or Encumbrances on any of its assets that have arisen in connection with any failure or alleged failure to pay any Tax.

5.
Contracts

5.1.1
Each Material Contract:

(1)
complies with applicable Law; and

(2)
is valid, binding and enforceable against the Company and to the knowledge of Promoter, each other party thereto in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

5.1.2
The Company is in full compliance with the terms of: (i) the concession agreement entered into with the Government of Andhra Pradesh dated 7 November 2015 for providing clinical laboratory services across Andhra Pradesh on a PPP model; (ii) exclusive concession agreement entered into with Jharkhand Corporation dated 8 May 2015; (iii) concession agreement dated 16 July 2010 entered into with the Government of Andhra Pradesh for radiology facilities at 4 hospitals in Andhra Pradesh on a DBFOT basis; (iv) the concession agreement entered into with Shivamogga Institute of Medical Sciences dated 8 April 2011 entered into for procurement of radiology services, and no indemnity event has been triggered under any of the aforesaid agreements.

5.1.3
The transactions contemplated under this Agreement does not need the prior written consent of the counter parties in terms of the following agreements: (a) dated 23 January 2015 entered into between Medall Scans and Labs Private Limited and M/S Wellnezz Enterprise in respect of Medall Scans and Labs Marathahalli Private Limited; (b) dated 11 June 2013 entered into between Medall Scans and Labs Private Limited and Dr Rohan Kashyape and Dr Parimal Sonawane in respect of Medall Spark Diagnostics Nashik Private Limited.

5.1.4
The Company is in full compliance with the terms of the agreements entered into with a reagent supplier including in connection to the minimum off-take requirements thereunder.

6.
Assets

6.1.1
All material assets (including the immovable properties) used by the Company for the conduct of its Business are either (i) legally and beneficially owned solely by the Company, as applicable; or (ii) in the possession of or under the control of the Company; and are not subject of any agreements or arrangements to dispose or not to dispose or that otherwise restrict their use or disposal.

6.1.2
Other than as set out in Schedule IX, there are no other receivables of the Company that have been aged for more than 1 (one) year as on 30 June 2018.

7.
Intellectual Property

7.1.1
The Company absolutely and exclusively owns all right, title and interest, including exclusive rights to access, use, utilize, modify, adapt, create derivative works, transfer and license the same, in its intellectual property.

7.1.2
No activities or operations of the Company as currently conducted has infringed, misappropriated or violated any intellectual property of any third party or involves the unauthorised usage of any intellectual property of a third party that would result in a liability to the Company.

7.1.3
The Company has all rights associated with trademarks used by it (including the following trademarks: Sahyu Diagnostics, Sneha Diagnostics, Friends Diagnostics Private Limited MRI Scan Centre, Samarth Clinical Laboratory, Medall Care Centre, Clumax Care Centre, Mother Diagnostics and Research Centre, Kakatiya Diagnostic, SASH, Know Your Health Score, Medall Spark Diagnostics, Health Score, Medall lab Collection Centre.

8.
Employment

8.1.1
The Company have complied in all material respects with its obligations under all:

(1)
contracts of employment or service; and

(2)
applicable Laws;

in respect of all employees, directors, officers and consultants or former employees, directors, officers and consultants of the Company.
8.1.2
The Company is in material compliance with applicable labour welfare legislations and there are no claims or outstanding dues payable to the employees/consultants engaged by the Group Companies in terms of any such legislations, including Minimum Wages Act, Bonus Act and Maternity Benefit Act.

9.
Litigation

The Company is not a party to or the subject of any suits, litigation or arbitration (whether civil, criminal or administrative).
10.
Insurance

The Company’s insurances are in full force and effect and there are no circumstances which might lead to any liability under such insurance being avoided by the insurers or the premiums being increased.
11.
Broker

Neither the Company nor the Sellers have entered into any agreement, arrangement or understanding with any Person which could result in the obligation of the Purchaser or the Company to pay any finder’s fee, brokerage commission, advisory fee (excluding fees to be paid to legal and tax advisors) or similar payment in connection with the transactions contemplated under this Agreement.
12.
Proxy Statement

None of the information relating to the Company supplied by the Company, or by any other Person acting on behalf of the Company, for inclusion in the Proxy Statement, as of the date on which such information is provided, contains any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading.

PART D | PURCHASER REPRESENTATIONS AND WARRANTIES
1.
Power and Authority

(i)
Each of the Purchaser and the Purchaser Parent has the power and authority to execute, deliver and perform this Agreement and (subject to the approvals described herein and receipt of the Purchaser Parent’s Stockholder Approval) to consummate the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by the Purchaser Board and the Purchaser Parent Board and except for the Purchaser Parent’s Stockholder Approval, no other corporate proceeding on the part of Purchaser and/or the Purchaser Parent is necessary to authorize this Agreement. This Agreement has been duly and validly executed by Purchaser and the Purchaser Parent, and constitutes legal, valid and binding obligations on Purchaser, enforceable against Purchaser and/or the Purchaser Parent in accordance with its terms.

(ii)
The affirmative vote of holders of a majority of the outstanding shares of Purchaser Parent Common Stock entitled to vote at the Purchaser Parent Stockholders’ Meeting, assuming a quorum is present, to approve the adoption of this Agreement is the only vote of any of Purchaser’s and/or the Purchaser Parent’s capital stock necessary in connection with the entry into this Agreement by Purchaser and the Purchaser Parent and the consummation of the transactions contemplated hereby, including the Closing (the “Purchaser Parent Stockholder Approval”).

(iii)
At a meeting duly called and held, Purchaser Board and the Purchaser Parent Board have unanimously (i) determined that this Agreement and the transactions contemplated hereby are fair to and in the best interests of Purchaser’s and the Purchaser Parent’s stockholders, (ii) determined that the fair market value of the Company is equal to at least 80% (eighty percent) of the amount held in the Trust Account (less any deferred underwriting commissions and taxes payable on the income earned on the Trust Account) as of the date hereof, (iii) approved the transactions contemplated by this Agreement as a Business Combination,(iv) resolved to recommend that Purchaser’s stockholders vote in favor of the adoption of this Agreement and (v) resolved to recommend that Purchaser Parent’s stockholders vote their shares of Purchaser Parent Common Stock in favor of the adoption of this Agreement.

(iv)
Notwithstanding anything contained in this Part C of Schedule IV, the Purchaser and the Purchaser Parent represent and warrant, jointly and severally, that the Purchaser and/or the Purchaser Parent has entered into non-binding term sheets, copies of which have been shared with the Sellers, indicating the ability of the Purchaser to drawdown funds on demand to undertake payment for the purchase of the Sale Shares under this Agreement.

2.
Conflicting Instruments, Consents and Governmental Approvals

(i)
The execution, delivery and performance by Purchaser and the Purchaser Parent of this Agreement and, upon receipt of the Purchaser Parent Stockholder Approval and subject to Section 2(ii) below, all instruments or agreements required hereunder and the consummation of the transactions contemplated by this Agreement does not and will not:

(a)
violate any provision of the Charter Documents of Purchaser and/or the Purchaser Parent;

(b)
conflict with or result in any material breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any agreement to which Purchaser and/or the Purchaser Parent is a party or by which any of the Purchaser and/or the Purchaser Parentis bound;

(c)
violate any court order, judgment, injunction, award, decree or writ against, or binding upon, Purchaser and/or the Purchaser Parent or upon their respective securities, properties or business;

(d)
violate any law or regulation of any jurisdiction in which Purchaser and/or the Purchaser Parent maintains a business presence.

(ii)
No governmental consent, approval or authorization is required on the part of Purchaser and/or the Purchaser Parent except for (a) any filings with or approvals or clearances from any Governmental Authorities that the Parties determine (acting reasonably) are required to consummate the transactions contemplated hereby (b) the filing with the SEC of  (i) the Proxy Statement and (ii) such reports under Section 13(a) or 15(d) of the Exchange Act as may be required in connection with this Agreement and the transactions contemplated hereby, (c) filings required under applicable British Virgin Islands Law, or (d) any permission or consent required by the Company or Group Company under applicable Law or under contract, which is required for the consummation of the transaction.

3.
Trust Account

(i)
There is at least $145,000,000 as of the Closing (less payments to Redeeming Stockholders following the Purchaser Parent Shareholders’ Meeting) invested in a trust account maintained by the Trustee (the “Trust Account”), pursuant to the Investment Management Trust Account Agreement, dated as of June 19, 2017 between the Purchaser Parent and the Trustee (the “Trust Agreement”). The Trust Agreement is valid and in full force and effect and enforceable in accordance with its terms and has not been amended or modified.

(ii)
Prior to the Closing, none of the funds held in the Trust Account may be released except in accordance with the Trust Agreement, the Purchaser Parent Charter Documents and Purchaser Parent’s final prospectus dated June 19, 2017. Purchaser Parent has performed all material obligations required to be performed by it to date under and is not in material default or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and, to the knowledge of Purchaser and/or the Purchaser Parent, no event has occurred which, with due notice or lapse of time or both, would constitute such a material default thereunder. There are no claims or proceedings pending with respect to the Trust Account.

4.
Reports & Financial Statements

(i)
Purchaser Parent has timely filed in all material respects all required registration statements, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since June 19, 2017 (collectively, as they have been amended since the time of their filing and including all exhibits thereto, the “Purchaser Parent Reports”).

(ii)
None of the Purchaser Parent Reports, as of their respective dates (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(iii)
The audited financial statements and unaudited interim financial statements (including, in each case, the notes and schedules thereto) included in the Purchaser Parent Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with U.S. GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by

Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited interim financial statements included therein, to normal year-end adjustments and the absence of complete footnotes) in all material respects the financial position of Purchaser Parent as of the respective dates thereof and the results of its operations and cash flows for the respective periods then ended.
5.
Proxy Statement

None of the information relating to Purchaser and/or the Purchaser Parent, supplied by the Purchaser and/or the Purchaser Parent, or by any other Person acting on behalf of Purchaser and/or the Purchaser Parent, for inclusion in the Proxy Statement, as of the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to Purchaser Parent’s stockholders, at the time of the Purchaser Parent Stockholders’ Meeting, or at the time of the Closing contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein not false or misleading.
6.
Subsidiary

The Purchaser Parent owns, legally and beneficially, 100% (one hundred percent) of the economic and voting share capital of the Purchaser, and the Purchaser has not issued any securities to any Person other than to the Purchaser Parent, including but not limited to any debentures, preference shares or any other security which are convertible into or exercisable or exchangeable for or which carry a right to subscribe to or purchase, any of the economic and/or voting share capital of the Purchaser.

SCHEDULE XIII
SPECIFIC INDEMNITY MATTERS
1.
Any claim made by the Government of Andhra Pradesh and/or GE in relation to: (a) concession agreement dated 16 July 2010 executed between the Company, GE and the Government of Andhra Pradesh, (b) consortium agreement dated 14 June 2010 executed between GE and the Company;

2.
Show-cause dated 23 February 2018 from the Joint Director, Health Services, Tamil Nadu under the PNDT Act 1994;

3.
Any claim made by Governmental Authority under the Maharashtra Nursing Homes Registration Rules 1973 for the Centre at Nashik;

4.
Order dated 11 December 2017, the Joint Director of Medical and Rural Health Services, PNDT Act for the centre at Trichy;

5.
Inspection conducted on 12 December 2017 by the district PNDT Cell for the centre at Nelamangala;

6.
Non-procurement of licenses under the Bio-Medical Waste Rules for the centres at Kilpauk, Adyar, Tirunelveli, Vadapalani, Chandak Circle, Trichy;

7.
Inadequate stamping and failure to register any lease agreements entered into by any Group Company;

8.
Non-compliance of the provisions of the Contract Labour (Regulation and Abolition) Act 1970;

9.
Any litigations (pending or threatened) against the Group Companies to the extent these have not been provided for as ‘contingent liabilities’ in the audited accounts of the Group Company;

10.
Failure of any Group Company in making any fillings in terms of the Foreign Exchange Management Act 1999 (“FEMA”) or complying other requirements under FEMA as required from time to time;

11.
Failure to procure trade licenses under the relevant municipal corporation laws from the health department of the local municipal corporation having jurisdiction over a particular diagnostic centre or laboratory;

12.
Failure to procure Governmental Approvals, if any, for operating the centres at Malar, Ranchi, Warangal and Vizag Main (if applicable);

13.
Failure to procure Governmental Approvals under the Water (Prevention and Control of Pollution) Act 1974 and the Air (Prevention and Control of Pollution) Act, 1981, in respect of any of the centres which are operated by any Group Company (if applicable); and/or

14.
Inadequate stamping and failure to register the agreement executed between the Company, Intel Foundation Private Limited, Nutrine Confectionery Private Limited, and Madras Construction Company.

EXHIBIT 1
DETAILS OF THE GROUP
PARTICULARS
DETAILS

Name
Medall Healthcare Private Limited
Corporate Identity Number
U85110TN1994PTC029023
Date of Incorporation
24 October 1994
Registered Office
191, Poonamallee High Road, Kilpauk- Chennai-600010, Tamil Nadu, India
Types of Securities Issued
Equity shares and preference shares
Authorised Share Capital
INR 2,110,000,050 comprising:
(a)
999,985 equity shares of INR 10 each;

(b)
6,200,000 preference shares of INR 100 each; and

(c)
148,000,020 preference shares of INR 10 each

Issued Share Capital
INR 209,32,07,320 comprising:
(a)
6,60,426 equity shares of INR 10 each;

(b)
6,066,029 preference shares of INR 100 each; and

(c)
148,000,016 preference shares of INR 10 each.

Shareholding Pattern as on Execution Date
EQUITY SHARES
Sl. No	Name of Share holder	No of Shares
	Equity Shares
1	Mr. Raju Venkatraman	85192
2	Mrs. Raji Raju	54710
3	M/s. Peepul Capital Fund II LLC	461837
4	M/s. Chintalapati Holdings Private Limited	41565
5	M/s. Palmyrah Capital PTE Limited	4618
	Total Equity Shares	647922
	Promoter Series ‘A’
6	Mr. Mriganka Gupta	313
7	Mr. S. Sankaran	156
8	Mr. Harish Sivaraman	251
9	Dr. Bharathi Dhalla	250
10	Mr. Ravi Shankar K R	157
11.	Mr. Ajay Kumar Sakamuri	233
11	Mr. S. V. Ramanan	1420
12	Dr. BobjiKettay	157
13	Captain N. Ragahvan	157
14	Mr. Ajith R	157
	Total Promoter Series ‘A’	3251

PARTICULARS
DETAILS

EQUITY SHARES
Sl. No	Name of Share holder	No of Shares
	Promoter Series ‘B’
13	Mrs. Raji Raju	6252
	Total Promoter Series ‘B’	6252
	Promoter Series ‘C’
14	Mr. Raju Venkatraman	312
15	Mr. Mriganka Gupta	156
16	Dr. Bharathi Dhalla	62
17	Mr. S. Sankaran	63
18	Captain Raghavan	156
19	Mr. Harish Sivaraman	62
20	Mr. S. V. Ramanan	62
21	Mrs. Raji Raju	2128
	Total Promoter Series ‘C’	3001
	Equity Grand Total	660426
Compulsory Convertible Preference Shares (CCPS)
Sl. No	Name of Share holder	No of Shares
	Class – A
1	Mr. Raju Venkatraman	4900015
2	M/s. Chintalapati Holdings Private Limited	7602275
3	M/s. Peepul Capital Fund II LLC	76022741
	Total Class – A	88525031
	Class – B
4	Mr. Raju Venkatraman	900000
	Total Class – B	900000
	Class – C
5	Mr. Raju Venkatraman	1074985
	Total Class – C	1074985
	Class – D
6	M/s. Peepul Capital Fund II LLC	22727273
7	M/s. Palmyrah Capital PTE Limited	2272727
	Total Class – D	25000000
	Class – E
8	M/s. Peepul Capital Fund II LLC	29545454
9	M/s. Palmyrah Capital PTE Limited	2954546
	Total Class – E	32500000
	Class – F
10	M/s. Avini Private Limited	6066029
	Total Class – F	6066029
	Preference Grand Total	154066045
Shareholding Pattern as on Closing Date
same as on the Execution Date

PARTICULARS
DETAILS

Current Board
Composition
NAME	Appointment Date	Designation
Nadigadda Sandeep Reddy	31 May 2016	Nominee director
Raju Venkatraman	6 August 2009	Managing Director
Arjun Ananth	31 May 2016	Nominee director
Secretary
Manas Ranjan Sahoo
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
Clumax Diagnostic and Research Centre Private Limited
Corporate Identity Number
U85110KA2004PTC035092
Date of Incorporation
24 November 2004
Registered Office
No. 68/150/3, “Sri Lakshmi Towers’ 9th Main Road, 3rd Block, Jayanagar, Bangalore-560011 IN
Types of Securities Issued
Equity shares and preference shares
Authorised Share Capital
INR 16,715,150/- comprising:
(d)
1,000,000 equity shares of INR 10 each; and

(e)
671,515 preference shares of INR 10 each;

Issued Share Capital
INR 16,715,150/- comprising:
(f)
1,000,000 equity shares of INR 10 each; and

(a)
671,515 preference shares of INR 10 each;

Shareholding Pattern
Equity Shares
SL.NO	NAME OF THE SHAREHOLDER	NO. OF SHARES
1	M/s. Medall Healthcare Private Limited	9,99,994
2	Mr. Ravishankar K R	4
3	Mr. S.V. Ramanan	1
5	Mr. Harish	1
	Total	10,00,000
Redeemable, Non-Convertible Preference Shares
SL.NO	NAME OF THE SHAREHOLDER	NO. OF SHARES
1	Medall Scans and Labs Private Limited	6,71,515
	Total	6,71,515
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
NAME	Appointment Date	Designation
Ajay kumarsakamuri	21/02/2018	Additional Director
Krishna Madireddy Mohan	22/08/2017	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
Medall Scans and Labs Private Limited
Corporate Identity Number
U74990TN2010PTC078126
Date of Incorporation
18 November 2010
Registered Office
67, Anna Salai, TNPL Building, IInd Floor, Guindy, Chennai TN 600032 IN
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 1,00,000/- comprising: 10,000 equity shares of INR 10 each;
Issued Share Capital
INR 1,00,000/- comprising: 10,000 equity shares of INR 10 each;
Shareholding Pattern
Sl. No	Name of the Security holder	Type of Security	No of Shares
1	M/s. Medall Healthcare Private Limited	Equity	9,999
2	Mr. Ravishankar KR (Beneficial Holder – M/s. Medall Healthcare Private Limited)	Equity	1
	Total		10,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
Name	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Krishna Madireddy Mohan	03/05/2016	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
Medall Scans and Labs Aranthangi Private Limited
Corporate Identity Number
U74999TN2011PTC081056
Date of Incorporation
14 June 2011
Registered Office
67, Anna Salai, TNPL Building, IInd Floor, Guindy, Chennai TN 600032 IN
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 500,000/- comprising: 50,000 equity shares of INR 10 each;
Issued Share Capital
INR 475,000/- comprising: 47,500 equity shares of INR 10 each;
Shareholding Pattern
Sl. No	Name of the Security holder	Type of Security	No of Shares
1	M/s. Medall Scans and Labs Private Limited	Equity	47,499
2	Mr. Suthamally Ramanan (Beneficial Holder – M/s. Medall Healthcare Private Limited)	Equity	1
	Total		47,500
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
Name	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Mriganka Gupta	21/02/2018	Additional Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Suthamally Ramanan	14/06/2011	Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
Medall Scans and Labs Arupukottai Private Limited
Corporate Identity Number
U74990TN2011PTC081039
Date of Incorporation
14 June 2011
Registered Office
67, Anna Salai, TNPL Building, IInd Floor, Guindy, Chennai TN 600032 IN
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 1,600,000/- comprising: 160,000 equity shares of INR 10 each;
Issued Share Capital
INR 1,600,000/- comprising: 160,000 equity shares of INR 10 each;
Shareholding Pattern
Sl. No	Name of the Security holder	Type of Security	No of Shares
1	M/s. Medall Scans and Labs Private Limited	Equity	159,999
2	Mr. Suthamally Ramanan (Beneficial Holder – M/s. Medall Healthcare Private Limited)	Equity	1
	Total		160,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
Name	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Mriganka Gupta	21/02/2018	Additional Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Suthamally Ramanan	14/06/2011	Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
Medall Scans and Labs Chengalpattu Private Limited
Corporate Identity Number
U74900TN2011PTC081054
Date of Incorporation
14 June 2011
Registered Office
67, Anna Salai, TNPL Building, IInd Floor, Guindy, Chennai TN 600032 IN
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 1,600,000/- comprising: 160,000 equity shares of INR 10 each;
Issued Share Capital
INR 1,600,000/- comprising: 160,000 equity shares of INR 10 each;
Shareholding Pattern
Sl. No	Name of the Security holder	No of Shares
1	M/s. Medall Scans and Labs Private Limited	159,999
2	Mr. Suthamally Ramanan (Beneficial Holder – M/s. Medall Healthcare Private Limited)	1
		160,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
Name	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Mriganka Gupta	21/02/2018	Additional Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Suthamally Ramanan	14/06/2011	Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
MEDALL SCANS AND LABS KALLAKURICHI PRIVATE LIMITED
Corporate Identity Number
U74990TN2011PTC079021
Date of Incorporation
02 February, 2011
Registered Office
67, Anna Salai, TNPL Building II Floor, Guindy, Chennai-600032
Types of Securities Issued
Equity shares and Preference shares
Authorised Share Capital
INR 1,600,000/- comprising:
(g)
13,158 equity shares of INR 10 each;

(h)
1,46,842 preference shares of INR 10 each

Issued Share Capital
INR 1,600,000/- comprising:
(b)
13,158 equity shares of INR 10 each;

(c)
1,46,842 preference shares of INR 10 each

Shareholding Pattern
SI NO.	NAME OF THE SECURITY HOLDER	TYPE OF SECURITY	NO OF SHARES
1.	M/s. Medall Scans and Labs Private Limited	Equity	13,148
2.	Mr. Suthamally Ramanan (Beneficial Holder – M/s. Medall Scans and Labs Private Limited	Equity	10
	Total		13,158
	M/s. Medall Scans and Labs Private Limited	Preference	1,46,842
	Total		1,46,842
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
NAME	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	ADDITIONAL DIRECTOR
Suthamally Ramanan	02/02/2011	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Mriganka Gupta	21/02/2018	ADDITIONAL DIRECTOR
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
MEDALL SCANS AND LABS KOTTAYAM PRIVATE LIMITED
Corporate Identity Number
U74999TN2011PTC081047
Date of Incorporation
14 June 2011
Registered Office
67, Anna Salai, TNPL Building II Floor, Guindy, Chennai-600032
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 1,00,000/- comprising: 10,000 equity shares of INR 10 each;
Issued Share Capital
INR 1,00,000/- comprising: 10,000 equity shares of INR 10 each;
Shareholding Pattern
SI NO.	NAME OF THE SECURITY HOLDER	TYPE OF SECURITY	NO OF SHARES
1.	M/s. Medall Scans and Labs Private Limited	Equity	9,999
2.	Mr. Suthamally Ramanan (Beneficial Holder – M/s. Medall Scans and Labs Private Limited	Equity	1
	Total		10,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
NAME	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Suthamally Ramanan	14/06/2011	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Mriganka Gupta	21/02/2018	Additional Director
Secretary
NA
Auditor
SA & Associates LLP

PARTICULARS
DETAILS

Name
MEDALL SCANS AND LABS KUMBAKONAM PRIVATE LIMITED
Corporate Identity Number
U74990TN2010PTC078156
Date of Incorporation
19 November 2010
Registered Office
67, Anna Salai, TNPL Building II Floor, Guindy, Chennai-600032
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 16,00,000/- comprising: 1,60,000 equity shares of INR 10 each;
Issued Share Capital
INR 16,00,000/- comprising: 1,60,000 equity shares of INR 10 each;
Shareholding Pattern
SI NO.	NAME OF THE SECURITY HOLDER	TYPE OF SECURITY	NO OF SHARES
1.	M/s. Medall Scans and Labs Private Limited	Equity	1,59,999
2.	Mr. Ravishankar KR (Beneficial Holder – M/s. Medall Scans and Labs Private Limited	Equity	1
	Total		1,60,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
NAME	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Suthamally Ramanan	05/07/2013	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Mriganka Gupta	21/02/2018	Additional Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
MEDALL SCANS AND LABS MARTHAHALLI PRIVATE LIMITED
Corporate Identity Number
U74900TN2011PTC080255
Date of Incorporation
21 April 2011
Registered Office
67, Anna Salai, TNPL Building II Floor, Guindy, Chennai-600032
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 42,50,000/- comprising: 4,25,000 equity shares of INR 10 each;
Issued Share Capital
INR 42,50,000/- comprising: 4,25,000 equity shares of INR 10 each;
Shareholding Pattern
SI NO.	NAME OF THE SECURITY HOLDER	TYPE OF SECURITY	NO OF SHARES
1.	M/s. Medall Scans and Labs Private Limited	Equity	3,24,999
2.	Mr. Suthamally Ramanan (Beneficial Holder – M/s. Medall Scans and Labs Private Limited	Equity	1
3.	Wellnezz Enterprises	Equity	1,00,000
	Total		4,25,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
NAME	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Suthamally Ramanan	21/04/2011	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Mriganka Gupta	21/02/2018	Additional Director
Madan Mohan Babu	24/06/2016	Director
ThulasiramKesavan	24/06/2016	Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
MEDALL SCANS AND LABS MAYILADUDURAI PRIVATE LIMITED
Corporate Identity Number
U74220TN2010PTC078159
Date of Incorporation
19 November 2010
Registered Office
67, Anna Salai, TNPL Building II Floor, Guindy, Chennai-600032
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 1,00,000/- comprising: 10,000 equity shares of INR 10 each;
Issued Share Capital
INR 1,00,000/- comprising: 10,000 equity shares of INR 10 each;
Shareholding Pattern
SI NO.	NAME OF THE SECURITY HOLDER	TYPE OF SECURITY	NO OF SHARES
1.	M/s. Medall Scans and Labs Private Limited	Equity	9,999
2.	Mr. K R Ravi Shankar (Beneficial Holder – M/s. Medall Scans and Labs Private Limited	Equity	1
	Total		10,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
NAME	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Suthamally Ramanan	05/07/2013	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Mriganka Gupta	21/02/2018	Additional Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
Medall Spark Diagnostics Nashik Private Limited
Corporate Identity Number
U74120TN2013PTC091043
Date of Incorporation
09 May 2013
Registered Office
67, Anna Salai, TNPL Building, IInd Floor, Guindy, Chennai TN 600032 IN
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 25,000,000/- comprising: 2,500,000 equity shares of INR 10 each;
Issued Share Capital
INR 25,000,000/- comprising: 2,500,000 equity shares of INR 10 each;
Shareholding Pattern
SL. NO	NAME OF THE SHAREHOLDER	NO. OF SHARES
1	Medall Scans and Labs Private Limited	18,99,999
2	Mr. Ravi Shankar K R (Beneficial Holder – Medall Scans and Labs Private Limited)	1
3	Dr. Rohan Subhash Kashyape	3,00,000
4	Dr. Parimal Vishwas Sonawane	3,00,000
	Total	25,00,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
Name	Appointment Date	Designation
Suthamally Ramanan	09/05/2013	Director
Parimal Vishwas Sonawane	09/05/2013	Director
Rohan Subhash Kashyape	09/05/2013	Director
Mriganka Gupta	15/03/2018	Additional Director
Ajay Kumar Sakamuri	15/03/2018	Additional Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
MEDALL SCANS AND LABS RANCHI PRIVATE LIMITED
Corporate Identity Number
U85110TN2015PTC100831
Date of Incorporation
05 June 2015
Registered Office
67, Anna Salai, TNPL Building II Floor, Guindy, Chennai-600032
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 1,00,000/- comprising: 10,000 equity shares of INR 10 each;
Issued Share Capital
INR 1,00,000/- comprising: 10,000 equity shares of INR 10 each;
Shareholding Pattern
SI NO.	NAME OF THE SECURITY HOLDER	TYPE OF SECURITY	NO OF SHARES
1.	M/s. Medall Scans and Labs Private Limited	Equity	9,999
2.	Mr. K R Ravi Shankar (Beneficial Holder – M/s. Medall Scans and Labs Private Limited	Equity	1
	Total		10,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
NAME	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Suthamally Ramanan	05/06/2015	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Mriganka Gupta	21/02/2018	Additional Director
Secretary
NA
Auditor
ASA & Associates LLP

PARTICULARS
DETAILS

Name
MEDALL SCANS AND LABS TIRUVANNAMALAI PRIVATE LIMITED
Corporate Identity Number
U74990TN2011PTC079015
Date of Incorporation
02 February 2011
Registered Office
67, Anna Salai, TNPL Building II Floor, Guindy, Chennai-600032
Types of Securities Issued
Equity shares
Authorised Share Capital
INR 16,00,000/- comprising: 1,60,000 equity shares of INR 10 each;
Issued Share Capital
INR 16,00,000/- comprising: 1,60,000 equity shares of INR 10 each;
Shareholding Pattern
SI NO.	NAME OF THE SECURITY HOLDER	TYPE OF SECURITY	NO OF SHARES
1.	M/s. Medall Scans and Labs Private Limited	Equity	1,59,990
2.	Mr. Suthamally Ramanan (Beneficial Holder – M/s. Medall Scans and Labs Private Limited	Equity	10
	Total		1,60,000
Shareholding Pattern as on Closing Date
Same as on the Execution Date
Current Board
Composition
NAME	Appointment Date	Designation
Ajay Kumar Sakamuri	21/02/2018	Additional Director
Suthamally Ramanan	02/02/2011	Director
Kollengode Ravi Shankar Ramachandran	07/09/2017	Director
Mriganka Gupta	21/02/2018	Additional Director
Secretary
NA
Auditor
ASA & Associates LLP

Annex B
PRELIMINARY COPY
SPECIAL MEETING IN LIEU OF 2018 ANNUAL MEETING
OF SHAREHOLDERS OF
CONSTELLATION ALPHA CAPITAL CORP.

[•], 2018
Please sign, date and mail your proxy card in the envelope provided promptly.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2 AND 3
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned hereby appoints            or           , individually, as proxy to represent the undersigned at the Special Meeting in Lieu of the 2018 Annual Meeting of Shareholders to be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, New York, New York 10166 on           , 2018 at 10:00 a.m., Eastern time, and at any adjournments thereof, and to vote the ordinary shares of Constellation Alpha Capital Corp. the undersigned would be entitled to vote if personally present, as indicated below.
1.	Proposal 1: The Business Combination Proposal — To consider and vote upon a proposal to approve and adopt the Share Purchase Agreement, dated as of August 2, 2018, by and among Constellation Alpha Capital Corp., Constellation Health Holdings Pte. Ltd., Medall Healthcare Private Limited and the holders of the outstanding shares of capital stock of Medall Healthcare Private Limited.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	Proposal 2: The Director Election Proposal — To consider and vote upon a proposal to elect two directors to serve on the Company’s board of directors.
☐ FOR ALL NOMINEES	NOMINEES:
☐ AGAINST ALL NOMINEES	O Dr. John Alexander
☐ FOR ALL EXCEPT (see instructions below)	O Mr. Kewal Handa
INSTRUCTIONS:   To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: O
3.	Proposal 3: The Adjournment Proposal — To consider and vote upon a proposal to adjourn the special meeting of shareholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based on the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Business Combination Proposal or Director Election Proposal.	FOR ☐	AGAINST ☐	ABSTAIN ☐
The ordinary shares represented by this proxy will be voted as directed. If no contrary instruction is given, the ordinary shares will be voted FOR the proposals above. If any other business is presented at the meeting, this proxy will be voted by those named in this proxy in their best judgment. As of the date of mailing of the proxy materials related to the meeting, the board of directors did not know of any other business to be presented at the meeting.
B-1

Signature of Shareholder	Date
Signature of Shareholder	Date
Note:   Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
B-2